UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22209

Global X Funds
 (Exact name of registrant as specified in charter)
________

605 Third Avenue, 43rd floor
New York, NY 10158
 (Address of principal executive offices) (Zip code)

Luis Berruga
Global X Management Company LLC
605 Lexington Ave, 43rd floor
New York, NY 10158
 (Name and address of agent for service)

With a copy to:

Global X Management Company LLC 605 Third Avenue, 43rd floor New York, NY 10158	Eric S. Purple, Esq. Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006-1871

Registrant’s telephone number, including area code: (212) 644-6440

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Global X SuperDividend® Alternatives ETF (ticker: ALTY)
Global X S&P 500® Quality Dividend ETF (ticker: QDIV)
Global X U.S. Preferred ETF (ticker: PFFD)
Global X Variable Rate Preferred ETF (ticker: PFFV)
Global X MLP ETF (ticker: MLPA)
Global X MLP & Energy Infrastructure ETF (ticker: MLPX)
Global X TargetIncomeTM 5 ETF (ticker: TFIV)
Global X TargetIncomeTM Plus 2 ETF (ticker: TFLT)
Global X Conscious Companies ETF (ticker: KRMA)
Global X Adaptive U.S. Factor ETF (ticker: AUSF)
Global X Founder-Run Companies ETF (ticker: BOSS)

Annual Report
November 30, 2020

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ (defined below) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Funds’ website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary.
You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Management Discussion of Fund Performance	1
Schedules of Investments
Global X SuperDividend® Alternatives ETF	27
Global X S&P 500® Quality Dividend ETF	32
Global X U.S. Preferred ETF	36
Global X Variable Rate Preferred ETF	51
Global X MLP ETF	58
Global X MLP & Energy Infrastructure ETF	60
Global X TargetIncomeTM 5 ETF	63
Global X TargetIncomeTM Plus 2 ETF	65
Global X Conscious Companies ETF	67
Global X Adaptive U.S. Factor ETF	74
Global X Founder-Run Companies ETF	82
Statements of Assets and Liabilities	87
Statements of Operations	90
Statements of Changes in Net Assets	93
Financial Highlights	99
Notes to Financial Statements	105
Report of Independent Registered Public Accounting Firm	127
Disclosure of Fund Expenses	129
Approval of Investment Advisory Agreement	132
Supplemental Information	140
Trustees and Officers of the Trust	141
Notice to Shareholders	144

Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Shares may only be redeemed directly from the Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.
The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “SEC” or “Commission”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at https://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that Global X Funds uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-493-8631; and (ii) on the Commission’s website at https://www.sec.gov.

Management Discussion of Fund Performance (unaudited)
Global X SuperDividend® Alternatives ETF

Global X SuperDividend® Alternatives ETF
The Global X SuperDividend® Alternatives ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx SuperDividend® Alternatives Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is comprised of securities that rank among the highest dividend-yielding securities in each eligible category of alternative income investments, at the time of Underlying Index reconstitution, as defined by Indxx, LLC, the provider of the Underlying Index. Alternative income investments that are eligible for inclusion in the Underlying Index fall into one of four classes: Master Limited Partnerships (“MLPs”) and Infrastructure, Real Estate, Institutional Managers, and Fixed Income and Derivative Strategies. The MLPs and Infrastructure categories primarily consist of units of MLPs and shares of infrastructure companies. The Real Estate category provides exposure to global Real Estate Investment Trusts (“REITs”), and gains this exposure through investing directly in the Global X SuperDividend® REIT ETF. The Institutional Managers category primarily consists of shares of Business Development Companies (“BDCs”) and publicly listed private equity companies. The Fixed Income and Derivative Strategies category includes exposure to emerging market debt, mortgage and asset backed securities, and option-writing primarily through the purchase of publicly traded closed-end funds (“CEFs”). Each of the Underlying Index components is selected from a universe of securities that are publicly traded in the U.S. The Underlying Index assigns weights to each of the four categories in a method that seeks to equalize the volatility contribution of each category, which assigns less weight to higher volatility categories and more weight to lower volatility categories. The Underlying Index is reconstituted annually, but may rebalance quarterly if any one category deviates more than 3% from its target weight.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund decreased 13.13%, while the Underlying Index decreased 13.77%. The Fund had a net asset value of $14.74 per share on November 30, 2019 and ended the reporting period with a net asset value of $11.51 per share on November 30, 2020.
During the reporting period, the highest returns came from BP Midstream Partners LP and Magellan Midstream Partners, LP, which returned 21.55% and 20.93%, respectively. The worst performers were Alliance Resource Partners, LP and ONEOK, Inc., which returned -72.44% and -60.44%, respectively.
Over the reporting period, the Fund had negative performance as certain alternative segments struggled amid the COVID-19 pandemic. While income-oriented securities generally benefitted from massive stimulus from the U.S. Federal Reserve, including near zero interest rates and trillions in asset purchases, some segments still struggled. The Fund’s real estate allocation significantly detracted from performance. With a weakened economic backdrop, corporate bankruptcies increased alongside unemployment and weaker consumer expectations. This resulted in increased defaults on mortgages across commercial and residential segments, negatively impacting the Fund’s REIT exposure. In addition, falling energy output in the U.S. due to weakened oil demand amid lockdowns hurt MLPs. During the reporting period, the Fund had an average approximate exposure of 22% to REITs, 20% to BDCs, 13% to MLPs and Infrastructure, and 13% to covered call strategies.

1

Management Discussion of Fund Performance (unaudited)
Global X SuperDividend® Alternatives ETF

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X SuperDividend® Alternatives ETF	-13.13%	-13.22%	-0.92%	-0.96%	4.11%	4.07%	3.42%	3.37%
Indxx SuperDividend® Alternatives Index	-13.77%	-13.77%	-0.71%	-0.71%	4.57%	4.57%	3.91%	3.91%
S&P 500® Index	17.46%	17.46%	13.17%	13.17%	13.99%	13.99%	12.90%	12.90%

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on July 13, 2015.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The Indxx SuperDividend® Alternatives Index is designed to track the performance of different Alternative asset classes, with an objective of providing a diversified portfolio of assets with a low volatility and high dividend yield.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

2

Management Discussion of Fund Performance (unaudited)
Global X SuperDividend® Alternatives ETF

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on the previous page and above.

3

Management Discussion of Fund Performance (unaudited)
Global X S&P 500® Quality Dividend ETF

Global X S&P 500® Quality Dividend ETF
The Global X S&P 500® Quality Dividend ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Quality High Dividend Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to U.S. equity securities included in the S&P 500® Index that exhibit high quality and dividend yield characteristics, as determined by Standard & Poor’s Financial Services LLC, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund decreased 1.47%, while the Underlying Index decreased 1.17%. The Fund had a net asset value of $26.51 per share on November 30, 2019 and ended the reporting period with a net asset value of $25.20 per share on November 30, 2020.
During the reporting period, the highest returns came from Celanese Corporation and BlackRock, Inc., which returned 48.27% and 44.95%, respectively. The worst performers were Carnival Corporation and TechnipFMC PLC, which returned -64.31% and -62.38%, respectively.
With the COVID-19 pandemic creating a difficult economic backdrop, many large cap companies looked to preserve cash by freezing dividend increases, or more significantly, reducing or suspending dividend payments altogether. In addition, companies taking emergency loans from the U.S. government were forced to suspend dividends and buybacks as part of the terms of their aid. This hurt the performance of dividend payers broadly. Another headwind for the Fund was its low relative exposure to growth-oriented tech-enabled companies that thrived during the period. Dividend-paying Information Technology and Communication Services equities tended to drag on performance compared to their sector peers that do not pay dividends and are often at a steeper part of their growth cycle. Among the sectors, the Fund had an approximate average exposure of 20% to Financials, 16% to Industrials, 13% to Information Technology, and 12% to Real Estate.
	AVERAGE ANNUAL TOTAL RETURNFOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X S&P 500® Quality Dividend ETF	-1.47%	-1.55%	3.52%	3.52%
S&P 500® Quality High Dividend Index	-1.17%	-1.17%	3.86%	3.86%
S&P 500® Index	17.46%	17.46%	13.55%	13.55%

4

Management Discussion of Fund Performance (unaudited)
Global X S&P 500® Quality Dividend ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on July 13, 2018.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The S&P 500® Quality High Dividend Index measures the performance of S&P 500® stocks that exhibit both high quality and high dividend yield characteristics.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on the previous page and above.

5

Management Discussion of Fund Performance (unaudited)
Global X U.S. Preferred ETF

Global X U.S. Preferred ETF
The Global X U.S. Preferred ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofAML Diversified Core U.S. Preferred Securities Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally uses a representative sampling strategy with respect to the Underlying Index.
The Underlying Index is designed to track the broad-based performance of the U.S. preferred securities market. The Underlying Index includes different categories of preferred stock, such as floating, variable and fixed-rate preferreds, cumulative and non-cumulative preferreds, and trust preferreds. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, and have a minimum amount outstanding of $100 million. Qualifying securities must meet minimum price, liquidity, maturity and other requirements as determined by ICE Data Indices, LLC, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 8.13%, while the Underlying Index increased 8.27%. The Fund had a net asset value of $24.79 per share on November 30, 2019 and ended the reporting period with a net asset value of $25.36 per share on November 30, 2020.
During the reporting period, the highest returns came from Nabors Industries Ltd 6% and Ford Motor Co 6%, which returned 162.87% and 57.80%, respectively. The worst performers were Chesapeake Energy Corp 4.50% and CBL & Associates Properties Inc. 7.375%, which returned -97.35% and -92.52%, respectively.
The Fund’s holdings consist of broad exposure to U.S. preferred stocks, providing benchmark-like exposure to the asset class. Preferred stocks have historically offered high yield potential given that they are junior in the capital structure to traditional debt instruments. Preferred stocks performed positively during the reporting period, as higher yielding asset classes like preferreds rallied on massive stimulus from the U.S. Federal Reserve and lower for longer interest rate expectations. Investors gravitated towards higher yielding asset classes like preferreds based on this policy guidance. Preferreds also benefitted from credit spread tightening with the global economy recovering from the depths of the COVID-19 pandemic towards the end of the reporting period. During the reporting period, the Fund had an average approximate allocation of 62% to Financials, 15% to Utilities, and 7% to Real Estate.
	AVERAGE ANNUAL TOTAL RETURNFOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X U.S. Preferred ETF	8.13%	8.20%	6.32%	6.28%	6.12%	6.35%
ICE BofAML Diversified Core U.S. Preferred Securities Index	8.27%	8.27%	6.54%	6.54%	6.34%	6.34%
S&P 500® Index	17.46%	17.46%	13.17%	13.17%	14.56%	14.56%

6

Management Discussion of Fund Performance (unaudited)
Global X U.S. Preferred ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on September 11, 2017.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The ICE BofAML Diversified U.S. Preferred Securities Index was formerly known as BofA Merrill Lynch Diversified Core U.S. Preferred Securities Index.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on the previous page and above.

7

Management Discussion of Fund Performance (unaudited)
Global X Variable Rate Preferred ETF

Global X Variable Rate Preferred ETF
The Global X Variable Rate Preferred ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE U.S. Variable Rate Preferred Securities Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally uses a representative sampling strategy with respect to the Underlying Index.
The Underlying Index is designed to track the broad-based performance of the U.S.-listed variable rate preferred securities market. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, have floating or variable dividends or coupons, and have a minimum amount outstanding of $50 million. Qualifying preferred securities may, however, be issued by non-U.S. companies. Qualifying securities must be issued in $25, $50, $100, or $1000 par/liquidation preference increments, must have a traded market value of greater than $6 million in each of the previous three calendar months, and must have at least one year remaining to maturity, as determined by ICE Data Indices, LLC, the provider of the Underlying Index.
For the period from the Fund’s commencement date on June 22, 2020 through November 30, 2020 (the “reporting period”), the Fund increased 10.59%, while the Underlying Index increased 10.75%. The Fund had a net asset value of $24.85 per share on June 22, 2020 and ended the reporting period with a net asset value of $26.97 per share on November 30, 2020.
During the reporting period, the highest returns came from Exantas Capital Corp. and AG Mortgage Investment Trust Inc., which returned 80.79% and 48.81%, respectively. The worst performers were NGL Energy Partners LP and SLM Corp., which returned -35.11% and -5.98%, respectively.
Preferred stocks have historically offered higher yield potential given that they are junior in the capital structure to traditional debt instruments. Variable rate preferreds are a subset of the preferred asset class which includes securities that reset their coupon at certain intervals based on the prevailing interest rate. Therefore, these securities tend to have lower duration compared to fixed rate preferreds. Preferred stocks performed positively during the reporting period, as higher yielding asset classes like preferreds rallied on massive stimulus from the U.S. Federal Reserve and lower for longer interest rate expectations. Yet the lower duration nature of variable rate preferreds weighed on their performance relative to longer duration issuances. Preferreds were also propelled by tighter credit spreads on improving economic expectations towards the end of the reporting period. During the reporting period, the Fund had an average approximate allocation of 85% to Financials, 8% to Energy, and 4% to Utilities.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2020
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Global X Variable Rate Preferred ETF	10.59%	10.75%
ICE U.S. Variable Rate Preferred Securities Index	10.75%	10.75%
S&P 500® Index	17.01%	17.01%

8

Management Discussion of Fund Performance (unaudited)
Global X Variable Rate Preferred ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on June 22, 2020.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The ICE U.S. Variable Rate Preferred Securities Index is designed to track the broad-based performance of the U.S. variable rate preferred securities market.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on the previous page and above.

9

Management Discussion of Fund Performance (unaudited)
Global X MLP ETF

Global X MLP ETF
The Global X MLP ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive MLP Infrastructure Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is intended to give investors a means of tracking the performance of the energy infrastructure master limited partnership (“MLP”) asset class in the United States, which includes MLPs engaged in transportation, storage, and processing of natural resources.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund decreased 30.51%, while the Underlying Index decreased 32.34%. The Fund had a net asset value of $7.32 per share on November 30, 2019 and ended the reporting period with a net asset value of $26.73 per share on November 30, 2020, following a 1:6 reverse share split on April 28, 2020.
During the reporting period, the highest returns came from EnLink Midstream LLC and Equitrans Midstream Corp., which returned 34.37% and 5.81%, respectively. The worst performers were NGL Energy Partners LP and Genesis Energy, LP, which returned -74.41% and -62.27%, respectively.
Midstream MLPs operate toll road-like business models in which they are compensated based on the volumes of natural gas or crude oil that they transport, store, or process. The COVID-19 pandemic impacted the energy supply chain in North America. The shutdown measures enacted by governments globally resulted in significantly lower energy demand, causing commodity prices to fall and U.S. energy production to decline dramatically. MLPs, as production-based entities, saw reduced volumes and therefore lower revenues. Some of the MLPs’ losses were later recovered as global economies re-opened and oil prices stabilized, but the overhang of the pandemic did not lead to a complete recovery as U.S. production remained below pre-pandemic levels.
	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MLP ETF	-30.51%	-30.82%	-13.89%	-13.95%	-7.87%	-7.96%	-5.97%	-5.99%
Hybrid Solactive MLP Infrastructure Index/Solactive MLP Composite Index**	-32.34%	-32.34%	-15.89%	-15.89%	-9.72%	-9.72%	-6.09%	-6.09%
Solactive MLP Composite Index	-18.13%	-18.13%	-8.67%	-8.67%	-3.61%	-3.61%	-1.86%	-1.86%
S&P 500® Index	17.46%	17.46%	13.17%	13.17%	13.99%	13.99%	14.12%	14.12%

*The Fund commenced investment operations on April 18, 2012.
**Reflects performance of Solactive MLP Composite Index through March 31, 2015 and Solactive MLP Infrastructure Index thereafter.

10

Management Discussion of Fund Performance (unaudited)
Global X MLP ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on April 18, 2012.
**Reflects performance of Solactive MLP Composite Index through March 31, 2015 and Solactive MLP Infrastructure Index thereafter.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The Solactive MLP Composite Index tracks the price movements in shares of the largest entities that are structured as Master Limited Partnerships (MLP) and that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, or mining of natural resources.
The Solactive MLP Infrastructure Index tracks the price movements in shares of companies that are structured as Master Limited Partnerships (MLP) and that are engaged in own and operate assets used in energy logistics, including, but not limited to, pipelines, storage facilities and other assets used in transporting, storing, gathering, and processing natural gas, natural gas liquids, crude oil or refined products.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.

11

Management Discussion of Fund Performance (unaudited)
Global X MLP ETF

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices above.

12

Management Discussion of Fund Performance (unaudited)
Global X MLP & Energy Infrastructure ETF

Global X MLP & Energy Infrastructure ETF
The Global X MLP and Energy Infrastructure ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive MLP & Energy Infrastructure Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index tracks the performance of midstream master limited partnerships (“MLPs”) and energy infrastructure corporations. Midstream energy infrastructure MLPs and corporations principally own and operate assets used in energy logistics, including, but not limited to, pipelines, storage facilities and other assets used in transporting, storing, gathering, and processing natural gas, natural gas liquids, crude oil or refined products.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund decreased 13.40%, while the Underlying Index decreased 12.85%. The Fund had a net asset value of $11.15 per share on November 30, 2019 and ended the reporting period with a net asset value of $26.59 per share on November 30, 2020, following a 1:3 reverse share split on April 28, 2020.
During the reporting period, the highest returns came from Antero Midstream Corp. and Tallgrass Energy LP, which returned 84.65% and 25.01%, respectively. The worst performers were Genesis Energy, LP and Crestwood Equity Partners LP, which returned -55.45% and -51.58%, respectively.
Midstream MLPs and energy infrastructure companies operate toll road-like business models in which they are compensated based on the volumes of natural gas or crude oil that they transport, store, or process. The COVID-19 pandemic impacted the energy supply chain in North America. The shutdown measures enacted by governments globally resulted in significantly lower energy demand, causing commodity prices to fall and U.S. energy production to decline dramatically. Economic recoveries were also slower than initially anticipated around certain parts of the world, limiting the rebound in energy production. Exploration & Production companies changed their capital expenditure plans to account for the pandemic, reducing energy output by as much as 25% from peak to trough during the reporting period. Midstream companies were impacted by reduced output, causing revenues to fall. Some of the losses were later recovered when economies started the re-opening process and oil output increased.
	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MLP & Energy Infrastructure ETF	-13.40%	-13.40%	-5.57%	-5.51%	-2.36%	-2.32%	-2.27%	-2.19%
Solactive MLP & Energy Infrastructure Index	-12.85%	-12.85%	-4.99%	-4.99%	-1.61%	-1.61%	-1.64%	-1.64%
S&P 500® Index	17.46%	17.46%	13.17%	13.17%	13.99%	13.99%	13.18%	13.18%

13

Management Discussion of Fund Performance (unaudited)
Global X MLP & Energy Infrastructure ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on August 6, 2013.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The Solactive MLP & Energy Infrastructure Index tracks the performance of MLPs and energy infrastructure corporations.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on the previous page and above.

14

Management Discussion of Fund Performance (unaudited)
Global X TargetIncomeTM 5 ETF

Global X TargetIncomeTM 5 ETF
The Global X TargetIncomeTM 5 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Wilshire TargetIncome 5% Plus Index℠ (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally uses a representative sampling strategy with respect to the Underlying Index.
The Underlying Index seeks to provide broad exposure to income-producing asset classes using a portfolio of exchange-traded funds, with the goal, but not the guarantee, of providing exposure that may be sufficient to support an annualized yield of five percent (5.0%) for the Fund, net of fees.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 1.34%, while the Underlying Index increased 1.77%. The Fund had a net asset value of $24.23 per share on November 30, 2019 and ended the reporting period with a net asset value of $23.22 per share on November 30, 2020.
During the reporting period, the highest returns came from Global X SuperDividend® U.S. ETF and iShares 20+ Year Treasury Bond ETF, which returned 32.26% and 15.80%, respectively. The worst performers were Global X SuperDividend® ETF and Global X U.S. Preferred ETF, which returned -22.09% and -2.33%, respectively.
The Fund performed positively during the reporting period as the U.S. Federal Reserve dropped interest rates to nearly zero and engaged in a massive asset purchasing program. Designed to reduce borrowing costs and provide liquidity to the markets, these programs provided a tailwind for income-based investments broadly, particularly longer duration bonds. Long duration treasuries and high yield corporate bonds provided tailwinds to the Fund’s performance during the reporting period. However, high yielding global equities and preferreds struggled in the midst of the COVID-19 pandemic and weak economic backdrop. During the reporting period, the Fund had an average exposure of 20% to Senior Loans, 19% to High Yield Bonds, 18% to Emerging Market Bonds, and 15% to Preferreds.
	AVERAGE ANNUAL TOTAL RETURNFOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X TargetIncomeTM 5 ETF	1.34%	1.25%	2.46%	2.48%
Wilshire TargetIncome 5% Plus IndexSM	1.77%	1.77%	2.91%	2.91%
S&P 500® Index	17.46%	17.46%	13.46%	13.46%
Bloomberg Barclays U.S. Aggregate Bond Index	7.28%	7.28%	7.57%	7.57%

15

Management Discussion of Fund Performance (unaudited)
Global X TargetIncomeTM 5 ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on July 27, 2018.
The Wilshire TargetIncome 5% Plus IndexSM measures an investment strategy that provides broad exposure to income-producing asset classes, using a universe of exchange-traded funds (ETFs) with the goal of achieving an annualized target income yield in excess of 5%.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.

16

Management Discussion of Fund Performance (unaudited)
Global X TargetIncomeTM 5 ETF

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices above and on the previous page.

17

Management Discussion of Fund Performance (unaudited)
Global X TargetIncomeTM Plus 2 ETF

Global X TargetIncomeTM Plus 2 ETF
The Global X TargetIncomeTM Plus 2 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Wilshire TargetIncomeTM 10-Year Treasury +2% Plus Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally uses a representative sampling strategy with respect to the Underlying Index.
The Underlying Index seeks to provide broad exposure to income-producing asset classes using a portfolio of exchange-traded funds, with the goal, but not the guarantee, of providing exposure that may be sufficient to support an annualized yield of the U.S. 10-Year Treasury yield plus two percent (2.0%) for the Fund, net of fees.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 3.22%, while the Underlying Index increased 3.67%. The Fund had a net asset value of $24.37 per share on November 30, 2019 and ended the reporting period with a net asset value of $24.31 per share on November 30, 2020.
During the reporting period, the highest returns came from Schwab US TIPS ETF and iShares Core U.S. Aggregate Bond ETF, which returned 10.05% and 7.33%, respectively. The worst performers were VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and Global X U.S. Preferred ETF, which returned -5.31% and -2.33%, respectively.
The Fund performed positively during the reporting period as the U.S. Federal Reserve dropped interest rates to nearly zero and engaged in a massive asset purchasing program. Designed to reduce borrowing costs and provide liquidity to the markets, these programs provided a tailwind for income-based investments broadly, particularly longer duration bonds. Higher quality exposures like U.S. investment grade bonds and U.S. treasury inflation-protected securities performed well as investors sought investments with lower default risk amid a troubling economic backdrop. The Fund’s exposures to local currency emerging market bonds and preferreds were adversely affected by the COVID-19 pandemic as they tend to have more credit risk, which suffered during the global economic weakness. During the reporting period, the Fund had an average exposure of 21% to Investment Grade Bonds, 20% to Senior Loans, and 20% to High Yield Bonds.

	AVERAGE ANNUAL TOTAL RETURNFOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X TargetIncomeTM Plus 2 ETF	3.22%	3.14%	3.28%	3.30%
Wilshire TargetIncome 10-Year Treasury +2% Plus IndexSM	3.67%	3.67%	3.71%	3.71%
S&P 500® Index	17.46%	17.46%	13.46%	13.46%
Bloomberg Barclays U.S. Aggregate Bond Index	7.28%	7.28%	7.57%	7.57%

18

Management Discussion of Fund Performance (unaudited)
Global X TargetIncomeTM Plus 2 ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on July 27, 2018.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The Wilshire TargetIncome 10-Year Treasury +2% Plus IndexSM measures an investment strategy that provides broad exposure to income-producing asset classes, using a universe of exchange-traded funds (ETFs) with the goal of achieving an annualized target income yield in excess of the U.S. 10-Year Treasury plus 2% (U.S. 10-Year Treasury +2% Plus).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.

19

Management Discussion of Fund Performance (unaudited)
Global X TargetIncomeTM Plus 2 ETF

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices above and on the previous page.

20

Management Discussion of Fund Performance (unaudited)
Global X Conscious Companies ETF

Global X Conscious Companies ETF
The Global X Conscious Companies ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Concinnity Conscious Companies Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to companies listed in the United States that operate their businesses in a sustainable and responsible manner, as measured by their ability to achieve positive outcomes that are consistent with a multi-stakeholder operating system (“MsOS”), as defined by Concinnity Advisors LP, the provider of the Underlying Index (“Index Provider”). The MsOS is a corporate governance structure that seeks to account for the multiple stakeholders that are critical for the ongoing success of the business, and incorporate the considerations of these stakeholders into the corporate decision-making and problem-solving process. The Index Provider conducts its analysis based on the following five key stakeholder groups: (1) Customers, (2) Employees, (3) Suppliers, (4) Stock and Debt Holders, and (5) Communities in which the companies operate.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 16.01%, while the Underlying Index increased 16.42%. The Fund had a net asset value of $23.10 per share on November 30, 2019 and ended the reporting period with a net asset value of $26.46 per share on November 30, 2020.
During the reporting period, the highest returns came from Square, Inc. and NVIDIA Corporation, which returned 205.21% and 147.67%, respectively. The worst performers were Delta Air Lines, Inc. and Occidental Petroleum Corporation, which returned -54.48% and -53.28%, respectively.
While aligning investments with one’s personal values continues to gain traction, there are a variety of available methods to achieve this goal. Many values-based strategies apply a negative screening approach that starts with a broad market index and removes companies that score poorly in the pillars of Environmental, Social, and Governance. The Fund takes a different approach, looking to positively identify companies that seek beneficial outcomes for a variety of stakeholders, including employees, suppliers, customers, investors, and local communities. This investment adviser believes this approach can more proactively identify companies looking to have a positive influence across a number of measures. However, this approach can also increase the performance differences of the strategy relative to a broad-based index like the S&P 500® Index. During the reporting period, the Fund delivered performance that slightly underperformed the S&P 500® Index. The Fund had the highest average approximate exposure to the Information Technology (23%), Health Care (15%), and Financials (14%) sectors.

	AVERAGE ANNUAL TOTAL RETURNFOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Conscious Companies ETF	16.01%	15.55%	13.12%	13.14%	15.22%	15.25%
Concinnity Conscious Companies Index	16.42%	16.42%	13.65%	13.65%	15.73%	15.73%
S&P 500® Index	17.46%	17.46%	13.17%	13.17%	15.01%	15.01%

21

Management Discussion of Fund Performance (unaudited)
Global X Conscious Companies ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on July 11, 2016.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The Concinnity Conscious Companies Index is designed to provide exposure to companies listed in the U.S. that operate their businesses in a sustainable and responsible manner, as measured by their ability to achieve positive outcomes that are consistent with a multi-stakeholder operating system (“MsOS”), as defined by Concinnity Advisors LP (“Concinnity”), the provider of the Concinnity Conscious Companies Index.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on the previous page and above.

22

Management Discussion of Fund Performance (unaudited)
Global X Adaptive U.S. Factor ETF

Global X Adaptive U.S. Factor ETF
The Global X Adaptive U.S. Factor ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Adaptive Wealth Strategies U.S. Factor Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to dynamically allocate across three sub-indices that provide exposure to U.S. equities that exhibit characteristics of one of three primary factors: value, momentum and low volatility.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 0.14%, while the Underlying Index increased 0.41%. The Fund had a net asset value of $25.79 per share on November 30, 2019 and ended the reporting period with a net asset value of $24.91 per share on November 30, 2020.
During the reporting period, the highest returns came from Zoom Video Communications, Inc. and Quidel Corporation, which returned 219.78% and 112.18%, respectively. The worst performers were MFA Financial, Inc. and Service Properties Trust, which returned -75.90% and -74.25%, respectively.
The Fund employs a dynamic multifactor investment strategy that allocates across three factors: minimum volatility, value, and momentum. The index methodology allocates weight to the three sub-indices based on the relative performance of each sub-index since the last rebalance of the Underlying Index. While the Fund turned in positive performance over the reporting period, it underperformed major U.S. equity benchmarks like the S&P 500® Index. The Fund’s biases towards the minimum volatility, value and momentum factors provided headwinds amid a more narrow market rally that greatly rewarded large cap technology-focused stocks. During the reporting period, the Fund had an average approximate allocation of 27% to Financials, 13% to Information Technology, and 12% to Real Estate.

	AVERAGE ANNUAL TOTAL RETURNFOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Adaptive U.S. Factor ETF	0.14%	-0.06%	3.73%	3.70%
Adaptive Wealth U.S. Factor Index	0.41%	0.41%	4.06%	4.06%
S&P 500® Index	17.46%	17.46%	12.88%	12.88%

23

Management Discussion of Fund Performance (unaudited)
Global X Adaptive U.S. Factor ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on August 24, 2018.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The Adaptive Wealth Strategy U.S. Factor Index employs a reversion to the mean process to dictate which investment theme to own at any given time.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on the previous page and above.

24

Management Discussion of Fund Performance (unaudited)
Global X Founder-Run Companies ETF

Global X Founder-Run Companies ETF
The Global X Founder-Run Companies ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive U.S. Founder-Run Companies Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to U.S. companies in which a founder or co-founder of the company is serving as the Chief Executive Officer of the company, as defined by Solactive AG, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 40.29%, while the Underlying Index increased 40.99%. The Fund had a net asset value of $20.50 per share on November 30, 2019 and ended the reporting period with a net asset value of $28.66 per share on November 30, 2020.
During the reporting period, the highest returns came from Tesla Inc. and Trade Desk, Inc., which returned 760.16% and 242.17%, respectively. The worst performers were Pebblebrook Hotel Trust and ViaSat, Inc., which returned -56.02% and -53.74%, respectively.
The Fund seeks to outperform the broad market over the long term by harnessing the unique characteristics of firms run by their original founders. A significant portion of these founders’ personal wealth is often tied to the companies they lead. Therefore, these companies often focus on long-term value creation through innovation and entrepreneurialism and are less concerned with short-term growth targets. In addition, founders tend to pay themselves lower salaries and take on less debt than average. During the reporting period, the Fund saw an average approximate allocation of 33% in the Information Technology sector, 15% in the Health Care sector, and 13% in the Financials sector.

	AVERAGE ANNUAL TOTAL RETURNFOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Founder-Run Companies ETF	40.29%	39.95%	19.54%	19.05%	19.72%	19.60%
Solactive U.S. Founder-Run Companies Index	40.99%	40.99	20.21	20.21	20.42	20.42
S&P 500® Index	17.46%	17.46%	13.17%	13.17%	14.56	14.56

25

Management Discussion of Fund Performance (unaudited)
Global X Founder-Run Companies ETF

Growth of a $10,000 Investment
(at Net Asset Value)

*The Fund commenced investment operations on February 13, 2017.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The Solactive U.S. Founder-Run Companies Index is designed to provide exposure to U.S. companies in which a founder or co-founder of the company is serving as the Chief Executive Officer of the company.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on the previous page and above.

26

Schedule of Investments		November 30, 2020
Global X SuperDividend® Alternatives ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Note 2 and 7 in Notes to Financial Statements for more detailed information.
	Shares	Value
COMMON STOCK — 30.0%
Energy — 1.9%
Kinder Morgan	26,063	$374,786
Financials — 15.8%
Ares Capital	14,963	246,590
Blackstone Group, Cl A	4,030	239,987
Carlyle Group	8,508	241,712
Gladstone Investment (A)	22,945	227,156
Hamilton Lane, Cl A	3,213	224,524
Hercules Capital	18,527	247,150
KKR	6,124	232,283
Main Street Capital (A)	7,060	219,919
New Mountain Finance	21,879	262,329
Oaktree Specialty Lending	43,260	242,689
Owl Rock Capital	17,478	236,303
Prospect Capital (A)	41,709	222,726
Sixth Street Specialty Lending	12,295	253,400
		3,096,768

The accompanying notes are an integral part of the financial statements.
27

Schedule of Investments		November 30, 2020
Global X SuperDividend® Alternatives ETF

	Shares	Value
COMMON STOCK — continued
Utilities — 12.3%
Dominion Energy	3,984	$312,704
Duke Energy	3,573	331,074
Edison International	6,210	381,045
Evergy	6,318	350,080
OGE Energy	10,679	345,893
PPL	11,630	330,525
Southern	5,836	349,285
		2,400,606
TOTAL COMMON STOCK
(Cost $5,606,244)		5,872,160

EXCHANGE TRADED FUNDS — 26.4%
Eaton Vance Tax-Managed Buy-Write Income Fund	35,297	503,335
Global X SuperDividend REIT ETF (A)(B)	419,288	3,618,456
Nuveen Dow 30sm Dynamic Overwrite Fund	35,300	523,499
Nuveen S&P 500 Buy-Write Income Fund (A)	42,069	523,759
TOTAL EXCHANGE TRADED FUNDS
(Cost $6,687,638)		5,169,049

CLOSED-END FUNDS — 26.1%
BlackRock Income Trust	78,899	482,862
Brookfield Real Assets Income Fund (A)	29,455	518,408
Eaton Vance Risk-Managed Diversified Equity Income Fund (A)	49,907	502,064
Morgan Stanley Emerging Markets Domestic Debt Fund	85,358	524,952
Nuveen Mortgage and Income Fund	25,231	492,005
Stone Harbor Emerging Markets Income Fund (A)	75,171	556,265
Templeton Emerging Markets Income Fund	64,456	497,600
Voya Global Equity Dividend and Premium Opportunity Fund	97,483	504,962
Western Asset Emerging Markets Debt Fund	39,110	524,074
Western Asset Mortgage Opportunity Fund (A)	36,402	504,168

The accompanying notes are an integral part of the financial statements.
28

Schedule of Investments		November 30, 2020
Global X SuperDividend® Alternatives ETF

	Shares	Value
CLOSED-END FUNDS — continued
TOTAL CLOSED-END FUNDS
(Cost $5,640,625)		$5,107,360

MASTER LIMITED PARTNERSHIPS — 16.1%
Energy — 11.8%
Black Stone Minerals	52,052	365,405
BP Midstream Partners	32,863	372,666
Energy Transfer	59,877	370,040
Magellan Midstream Partners	9,485	390,308
MPLX	20,807	437,779
Sunoco	13,344	370,830
		2,307,028
Financials — 1.1%
Compass Diversified Holdings	11,074	216,718
Industrials — 1.7%
Icahn Enterprises	6,595	330,212
Utilities — 1.5%
Suburban Propane Partners	19,668	301,314
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $2,568,591)		3,155,272

BUSINESS DEVELOPMENT COMPANY — 1.1%
Golub Capital BDC	15,654	218,999
TOTAL BUSINESS DEVELOPMENT COMPANY
(Cost $243,218)		218,999
SHORT-TERM INVESTMENT(C)(D) — 1.4%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $270,137)	270,137	270,137

The accompanying notes are an integral part of the financial statements.
29

Schedule of Investments		November 30, 2020
Global X SuperDividend® Alternatives ETF

	Face Amount	Value
REPURCHASE AGREEMENT(C) — 9.9%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $1,941,382 (collateralized by U.S. Treasury Obligations, ranging in par value $6,748 - $277,266, 2.000%, 07/31/2022, with a total market value of $1,980,091)

(Cost $1,941,378)	$1,941,378	$1,941,378
TOTAL INVESTMENTS — 111.0%
(Cost $22,957,831)		$21,734,355

Percentages are based on Net Assets of $19,572,851.

(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $2,101,993.
(B)	Affiliated investment.
(C)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $2,211,515.
(D)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

BDC — Business Development Companies
Cl — Class
ETF — Exchange Traded Fund
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s

The accompanying notes are an integral part of the financial statements.
30

Schedule of Investments		November 30, 2020
Global X SuperDividend® Alternatives ETF
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$5,872,160	$—	$—	$5,872,160
Exchange Traded Funds	5,169,049	—	—	5,169,049
Closed-End Funds	5,107,360	—	—	5,107,360
Master Limited Partnerships	3,155,272	—	—	3,155,272
Short-Term Investment	270,137	—	—	270,137
Business Development Company	218,999	—	—	218,999
Repurchase Agreement	—	1,941,378	—	1,941,378
Total Investments in Securities	$19,792,977	$1,941,378	$—	$21,734,355

For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The following is a summary of the Fund’s transactions with affiliates for the year ended November 30, 2020:
	Value at 11/30/2019	Purchases at Cost	Proceeds from Sales	Changes in Unrealized Depreciation	Realized Loss	Value at 11/30/2020	Shares	Dividend Income
Global X SuperDividend® REIT ETF
	$6,423,112	$1,275,156	$(1,705,567)	$(1,827,695)	$(546,550)	$3,618,456	419,288	$306,687

The accompanying notes are an integral part of the financial statements.
31

Schedule of Investments		November 30, 2020
Global X S&P 500® Quality Dividend ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments.
	Shares	Value
UNITED STATES — 99.8%
COMMON STOCK — 99.8%
Consumer Discretionary — 1.6%
Garmin	862	$100,647
Consumer Staples — 5.4%
Campbell Soup	1,662	83,134
General Mills	1,314	79,917
Kraft Heinz	2,486	81,889
Procter & Gamble	684	94,987
		339,927
Energy — 7.9%
Chevron	847	73,841
ConocoPhillips	1,808	71,524
Diamondback Energy	1,684	67,293
EOG Resources	1,490	69,851
Exxon Mobil	1,676	63,906
Kinder Morgan	5,101	73,352
Pioneer Natural Resources	797	80,163
		499,930

The accompanying notes are an integral part of the financial statements.
32

Schedule of Investments		November 30, 2020
Global X S&P 500® Quality Dividend ETF

	Shares	Value
COMMON STOCK — continued
Financials — 23.9%
Ameriprise Financial	539	$99,844
Assurant	739	95,420
BlackRock, Cl A	150	104,753
Chubb	623	92,098
Citizens Financial Group	3,062	100,005
Comerica	2,020	99,384
Everest Re Group	368	83,657
Franklin Resources	3,628	79,780
Hartford Financial Services Group	1,975	87,295
M&T Bank	726	84,572
Regions Financial	6,643	101,438
Synchrony Financial	3,326	101,343
T Rowe Price Group	654	93,790
Travelers	698	90,496
Unum Group	4,628	102,880
Zions Bancorp	2,267	87,484
		1,504,239
Health Care — 7.0%
Amgen	363	80,601
Johnson & Johnson	562	81,310
Medtronic	848	96,418
Merck	1,036	83,284
Pfizer	2,501	95,813
		437,426
Industrials — 17.6%
CH Robinson Worldwide	1,017	95,567
Cummins	473	109,344
Eaton	919	111,300
Emerson Electric	1,288	98,944
Fastenal	1,973	97,565
Flowserve	2,823	96,208

The accompanying notes are an integral part of the financial statements.
33

Schedule of Investments		November 30, 2020
Global X S&P 500® Quality Dividend ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
Honeywell International	547	$111,544
Illinois Tool Works	479	101,112
Johnson Controls International	2,294	105,616
Lockheed Martin	207	75,555
Snap-On	585	102,872
		1,105,627
Information Technology — 13.7%
Automatic Data Processing	533	92,678
Cisco Systems	1,754	75,457
Hewlett Packard Enterprise	7,789	85,991
NetApp	1,862	99,263
Paychex	1,072	99,857
Seagate Technology	1,562	91,861
TE Connectivity	1,006	114,654
Texas Instruments	638	102,878
Xerox Holdings	4,633	101,416
		864,055
Materials — 10.0%
Celanese, Cl A	893	115,492
Dow	1,917	101,620
DuPont de Nemours	1,550	98,332
Eastman Chemical	1,124	109,478
Nucor	1,919	103,050
Packaging Corp of America	791	102,830
		630,802
Real Estate — 12.7%
AvalonBay Communities ‡	478	79,630
Digital Realty Trust ‡	581	78,290
Duke Realty ‡	2,236	85,102
Equity Residential ‡	1,244	72,052
Essex Property Trust ‡	317	77,944
Mid-America Apartment Communities ‡	664	83,770

The accompanying notes are an integral part of the financial statements.
34

Schedule of Investments		November 30, 2020
Global X S&P 500® Quality Dividend ETF

	Shares	Value
COMMON STOCK — continued
Real Estate — continued
ProLogis ‡	837	$83,742
Public Storage ‡	402	90,233
Regency Centers ‡	1,636	74,569
Vornado Realty Trust ‡	1,968	76,575
		801,907
TOTAL UNITED STATES		6,284,560
TOTAL COMMON STOCK
(Cost $5,840,677)		6,284,560

TOTAL INVESTMENTS — 99.8%
(Cost $5,840,677)		$6,284,560

Percentages are based on Net Assets of $6,300,214.
‡	Real Estate Investment Trust

Cl — Class
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
35

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Note 2 and 7 in Notes to Financial Statements for more detailed information.
	Shares	Value
PREFERRED STOCK — 99.5%
BERMUDA— 1.2%
Financials — 0.9%
Aspen Insurance Holdings, 5.950%, VAR ICE LIBOR USD 3 Month+4.060%	53,439	$1,449,800
Aspen Insurance Holdings, 5.625%	48,441	1,266,732
Aspen Insurance Holdings, 5.625%	46,674	1,210,724
PartnerRe, 7.250%	54,835	1,405,969
RenaissanceRe Holdings, 5.750%	48,462	1,334,159
RenaissanceRe Holdings, 5.375%	53,738	1,364,408
		8,031,792
Industrials — 0.3%
Triton International, 8.000%	27,582	744,438
Triton International, 7.375%	31,926	838,058

The accompanying notes are an integral part of the financial statements.
36

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Industrials — continued
Triton International, 6.875%	27,104	$696,844
		2,279,340
TOTAL BERMUDA		10,311,132
CANADA— 0.4%
Energy — 0.3%
Enbridge, 6.375%, VAR ICE LIBOR USD 3 Month+3.593%	112,888	2,999,434
Utilities — 0.1%
Brookfield Renewable Partners, 5.250%	41,649	1,128,271
TOTAL CANADA		4,127,705
NETHERLANDS— 0.7%
Financials — 0.7%
Aegon, 5.100%	174,762	4,564,783
Aegon, 4.000%, VAR ICE LIBOR USD 3 Month+0.875%	51,396	1,276,677
TOTAL NETHERLANDS		5,841,460
UNITED KINGDOM— 1.0%
Financials — 1.0%
HSBC Holdings, 6.200%	282,777	7,366,341
Prudential, 6.500%	55,982	1,538,945
TOTAL UNITED KINGDOM		8,905,286
UNITED STATES— 96.2%
Communication Services — 5.0%
AT&T, 5.625%	155,920	4,312,747
AT&T, 5.350%	251,532	6,766,211
AT&T, 5.000%	228,442	6,181,640
AT&T, 4.750%	339,616	8,904,732
Qwest, 7.000%	48,719	1,242,334
Qwest, 6.750%	124,331	3,303,475

The accompanying notes are an integral part of the financial statements.
37

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Communication Services — continued
Qwest, 6.500%	184,703	$4,711,774
Qwest, 6.125%	146,206	3,660,998
United States Cellular, 7.250%	56,115	1,424,199
United States Cellular, 7.250%	55,954	1,420,112
United States Cellular, 6.950% (A)	69,064	1,764,585
		43,692,807
Consumer Discretionary — 2.0%
Brunswick, 6.625%	27,148	764,759
Brunswick, 6.375%	47,393	1,329,374
Dillard’s Capital Trust I, 7.500%	38,983	974,185
eBay, 6.000%	141,634	3,641,410
Ford Motor, 6.200% (A)	141,152	3,636,075
Ford Motor, 6.000%	150,587	3,826,416
QVC, 6.375%	43,472	1,117,231
QVC, 6.250%	93,761	2,334,649
		17,624,099
Consumer Staples — 0.1%
Energizer Holdings, 7.500% *	9,437	852,161
Energy — 1.5%
DCP Midstream, 7.875%, VAR ICE LIBOR USD 3 Month+4.919%	33,609	714,527
Energy Transfer Operating, 7.625%, VAR ICE LIBOR USD 3 Month+4.738%	87,909	1,890,044
Energy Transfer Operating, 7.600%, VAR ICE LIBOR USD 3 Month+5.161%	150,833	3,381,676
Energy Transfer Operating, 7.375%, VAR ICE LIBOR USD 3 Month+4.530%	90,967	1,867,553
NuStar Energy, 9.000%, VAR ICE LIBOR USD 3 Month+6.880%	36,029	765,616
NuStar Energy, 8.500%, VAR ICE LIBOR USD 3 Month+6.766%	48,035	988,080

The accompanying notes are an integral part of the financial statements.
38

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Energy — continued
NuStar Energy, 7.625%, VAR ICE LIBOR USD 3 Month+5.643%	77,651	$1,386,847
NuStar Logistics, 6.971%, VAR ICE LIBOR USD 3 Month+6.734%	81,876	1,708,752
		12,703,095
Financials — 56.6%
Affiliated Managers Group, 5.875%	60,774	1,664,600
Allstate, 5.625%	108,310	3,006,686
Allstate, 5.100%	218,993	5,976,319
Allstate, 5.100%, VAR ICE LIBOR USD 3 Month+3.165%	94,016	2,514,928
Allstate, 4.750%	55,945	1,507,718
American Equity Investment Life Holding, 6.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.297%	61,113	1,627,439
American Equity Investment Life Holding, 5.950%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.322%	74,819	1,934,071
American Financial Group, 5.625%	32,369	890,795
American Financial Group, 5.125%	36,880	984,696
American International Group, 5.850%	93,997	2,566,118
Apollo Global Management, 6.375%	58,487	1,574,470
Arch Capital Group, 5.450%	61,670	1,635,488
Arch Capital Group, 5.250%	84,420	2,172,971
Associated Banc-Corp, 5.625% (A)	22,871	646,792
Assured Guaranty Municipal Holdings, 6.250%	47,401	1,239,536
Athene Holding, 6.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.970%	118,429	3,253,245
Athene Holding, 6.350%, VAR ICE LIBOR USD 3 Month+4.253%	169,389	4,758,137
Athene Holding, 5.625%	66,068	1,773,265

The accompanying notes are an integral part of the financial statements.
39

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Axis Capital Holdings, 5.500%	103,448	$2,660,683
BancorpSouth Bank, 5.500%	31,680	831,600
Bank of America, 7.250% *	14,877	22,064,376
Bank of America, 6.450%, VAR ICE LIBOR USD 3 Month+1.327%	200,557	5,298,716
Bank of America, 6.200%	210,100	5,347,045
Bank of America, 6.000%	170,144	4,367,596
Bank of America, 6.000%	263,341	7,176,042
Bank of America, 5.875%	161,434	4,411,991
Bank of America, 5.375%	272,483	7,348,866
Bank of America, 5.000%	249,135	6,582,147
Bank of America, 4.000%, VAR ICE LIBOR USD 3 Month+0.500%	78,801	1,938,505
Bank of America, 4.000%, VAR ICE LIBOR USD 3 Month+0.350% (A)	61,909	1,537,820
Bank of America, 3.000%, VAR ICE LIBOR USD 3 Month+0.650%	57,534	1,234,104
Bank of New York Mellon, 5.200%	109,754	2,777,874
BOK Financial, 5.375%	32,106	832,509
Brighthouse Financial, 6.750%	80,318	2,194,288
Brighthouse Financial, 6.600%	79,684	2,221,590
Brighthouse Financial, 6.250%	75,190	2,012,836
Brightsphere Investment Group, 5.125%	23,734	598,334
Capital One Financial, 6.200%	93,989	2,351,605
Capital One Financial, 6.000%	94,007	2,487,425
Capital One Financial, 5.200%	112,941	2,938,725
Capital One Financial, 5.000%	292,451	7,545,236
Capital One Financial, 4.800%	243,597	6,136,208
Charles Schwab, 6.000%	112,989	2,860,882
Charles Schwab, 5.950%	141,637	3,658,484
CIT Group, 5.625% (A)	38,170	1,001,199

The accompanying notes are an integral part of the financial statements.
40

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Citigroup, Ser J, 7.125%, VAR ICE LIBOR USD 3 Month+4.040%	185,546	$5,330,737
Citigroup, 6.300%	202,155	5,167,082
Citigroup Capital XIII, 6.584%, VAR ICE LIBOR USD 3 Month+6.370%	429,671	11,790,172
Citizens Financial Group, 6.350%, VAR ICE LIBOR USD 3 Month+3.642%	60,754	1,681,063
Citizens Financial Group, 5.000%	84,392	2,168,874
Dime Community Bancshares, 5.500%	28,923	720,761
Enstar Group, 7.000%, VAR ICE LIBOR USD 3 Month+4.015%	74,914	2,097,592
Equitable Holdings, 5.250%	151,010	3,926,260
Fifth Third Bancorp, 6.625%, VAR ICE LIBOR USD 3 Month+3.710%	84,536	2,427,874
Fifth Third Bancorp, 4.950% (A)	47,753	1,325,623
First Citizens BancShares, 5.375%	69,516	1,819,929
First Horizon, 6.500%	32,003	867,601
First Midwest Bancorp, 7.000%	24,512	663,050
First Midwest Bancorp, 7.000%	27,271	743,407
First Republic Bank, 5.500% (A)	56,365	1,555,674
First Republic Bank, 4.700% (A)	73,941	1,945,388
Globe Life, 6.125%	58,780	1,508,883
GMAC Capital Trust I, Ser 2, 6.007%, VAR ICE LIBOR USD 3 Month+5.785%	517,021	13,437,376
Goldman Sachs Group, 6.375%, VAR ICE LIBOR USD 3 Month+3.550%	132,094	3,744,865
Goldman Sachs Group, 6.300%	127,355	3,367,266
Goldman Sachs Group, 5.500%, VAR ICE LIBOR USD 3 Month+3.640%	195,995	5,276,185
Goldman Sachs Group, 4.000%, VAR ICE LIBOR USD 3 Month+0.750%	36,634	914,018
Goldman Sachs Group, 4.000%, VAR ICE LIBOR USD 3 Month+0.670%	256,512	6,220,416

The accompanying notes are an integral part of the financial statements.
41

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Goldman Sachs Group, 3.750%, VAR ICE LIBOR USD 3 Month+0.750%	141,211	$3,325,519
Hancock Whitney, 6.250%	36,623	983,328
Hartford Financial Services Group, 7.875%, VAR ICE LIBOR USD 3 Month+5.596%	113,033	3,123,102
Hartford Financial Services Group, 6.000% (A)	64,529	1,815,201
Huntington Bancshares, 6.250%	112,980	2,899,067
JPMorgan Chase, 6.150%	219,656	5,669,321
JPMorgan Chase, 6.100%	270,949	6,925,456
JPMorgan Chase, 6.000%	358,538	10,157,382
JPMorgan Chase, 5.750%	329,027	9,120,628
JPMorgan Chase, 4.750%	170,114	4,526,734
KeyCorp, 6.125%, VAR ICE LIBOR USD 3 Month+3.892%	94,104	2,814,651
KeyCorp, 5.650%	81,008	2,189,646
KeyCorp, 5.625%	84,484	2,283,602
KKR, 6.750%	65,028	1,708,936
KKR, 6.500%	33,018	871,675
MetLife, 5.625%	151,985	4,120,313
MetLife, 4.750%	196,011	5,243,294
MetLife, 4.000%, VAR ICE LIBOR USD 3 Month+1.000%	112,938	2,830,226
Morgan Stanley, Ser E, 7.125%, VAR ICE LIBOR USD 3 Month+4.320%	169,258	4,932,178
Morgan Stanley, Ser F, 6.875%, VAR ICE LIBOR USD 3 Month+3.940%	161,573	4,595,136
Morgan Stanley, 6.375%, VAR ICE LIBOR USD 3 Month+3.708%	195,164	5,593,400
Morgan Stanley, 5.850%, VAR ICE LIBOR USD 3 Month+3.491%	190,107	5,513,103
Morgan Stanley, 4.875% (A)	93,929	2,498,511

The accompanying notes are an integral part of the financial statements.
42

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Morgan Stanley, 4.000%, VAR ICE LIBOR USD 3 Month+0.700%	214,898	$5,299,385
New York Community Bancorp, 6.375%, VAR ICE LIBOR USD 3 Month+3.821%	96,912	2,628,254
New York Community Capital Trust V, 6.000% *	15,037	694,709
Northern Trust, 4.700%	74,929	2,036,570
People’s United Financial, 5.625%, VAR ICE LIBOR USD 3 Month+4.020%	48,498	1,368,129
PNC Financial Services Group, 6.125%, VAR ICE LIBOR USD 3 Month+4.067%	291,394	7,713,199
Prospect Capital, 6.250%	43,375	1,098,255
Prudential Financial, 5.625%	106,468	2,929,999
Regions Financial, Ser A, 6.375%	93,983	2,413,483
Regions Financial, Ser B, 6.375%, VAR ICE LIBOR USD 3 Month+3.536%	94,061	2,625,242
Regions Financial, 5.700%, VAR ICE LIBOR USD 3 Month+3.148% (A)	94,038	2,651,872
Reinsurance Group of America, 6.200%, VAR ICE LIBOR USD 3 Month+4.370%	74,959	1,973,670
Reinsurance Group of America, 5.750%, VAR ICE LIBOR USD 3 Month+4.040%	75,295	2,124,825
State Street, 5.900%, VAR ICE LIBOR USD 3 Month+3.108%	141,638	3,987,110
State Street, 5.350%, VAR ICE LIBOR USD 3 Month+3.709%	94,054	2,719,101
Stifel Financial, 6.125%	44,803	1,218,194
Stifel Financial, 5.200%	46,444	1,221,942
SVB Financial Group, 5.250% (A)	65,422	1,755,926
Synchrony Financial, 5.625%	141,317	3,674,242
Synovus Financial, 6.300%, VAR ICE LIBOR USD 3 Month+3.352%	36,781	986,834

The accompanying notes are an integral part of the financial statements.
43

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Synovus Financial, 5.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.127%	70,568	$1,888,400
TCF Financial, 5.700%	36,894	975,846
Truist Financial, 5.625%	87,383	2,236,131
Truist Financial, 5.250%	113,096	3,112,402
Truist Financial, 5.200%	93,975	2,371,929
Truist Financial, 5.200%	99,191	2,527,387
Truist Financial, 4.000%, VAR ICE LIBOR USD 3 Month+0.530%	31,754	818,936
Unum Group, 6.250%	58,381	1,589,131
US Bancorp, 6.500%, VAR ICE LIBOR USD 3 Month+4.468%	210,098	5,628,525
US Bancorp, 5.500%	108,285	3,052,554
US Bancorp, 4.500% *	93,987	2,399,488
US Bancorp, 3.500%, VAR ICE LIBOR USD 3 Month+0.600%	196,501	4,621,704
Voya Financial, 5.350%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.210%	60,663	1,686,431
Wells Fargo, 7.500% *	19,133	26,881,865
Wells Fargo, 6.625%, VAR ICE LIBOR USD 3 Month+3.690%	158,781	4,490,327
Wells Fargo, 6.000%	189,168	4,725,417
Wells Fargo, 5.850%, VAR ICE LIBOR USD 3 Month+3.090%	334,695	8,738,886
Wells Fargo, 5.700%	189,153	4,778,005
Wells Fargo, 5.625%	130,184	3,406,915
Wells Fargo, 5.500%	219,656	5,596,835
Wells Fargo, 5.250%	117,708	2,966,242
Wells Fargo, 5.200%	141,575	3,601,668
Wells Fargo, 5.125% (A)	122,496	3,093,024

The accompanying notes are an integral part of the financial statements.
44

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Wells Fargo, 4.750%	390,088	$9,939,442
Wintrust Financial, 6.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.507%	58,516	1,618,553
Wintrust Financial, 6.500%, VAR ICE LIBOR USD 3 Month+4.060%	27,258	745,234
WR Berkley, 5.750%	56,366	1,443,533
WR Berkley, 5.700% (A)	38,716	1,067,013
WR Berkley, 5.100% (A)	55,909	1,524,079
		491,231,308
Health Care — 5.7%
Avantor, 6.250% *	100,754	8,699,100
Becton Dickinson and, 6.000%	166,036	8,610,627
Boston Scientific, 5.500%	49,184	5,007,915
Change Healthcare, 6.000% *	28,284	1,736,638
Danaher, 5.000% *	8,258	10,768,019
Danaher, 4.750% *	8,004	12,333,283
Elanco Animal Health, 5.000% *	51,695	2,453,445
		49,609,027
Industrials — 1.5%
Air Lease, 6.150%, VAR ICE LIBOR USD 3 Month+3.650%	51,735	1,358,561
Colfax, 5.750% *	21,720	3,284,281
Pitney Bowes, 6.700%	82,895	1,758,203
Stanley Black & Decker, 5.250% *	31,797	3,532,011
WESCO International, 10.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+10.325%	106,486	3,266,990
		13,200,046
Information Technology — 3.0%
Broadcom, 8.000% *	19,281	25,657,419

The accompanying notes are an integral part of the financial statements.
45

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Real Estate — 6.7%
American Homes 4 Rent, 6.500% ‡	54,862	$1,423,669
American Homes 4 Rent, 6.350% ‡	42,674	1,105,257
American Homes 4 Rent, 5.875% ‡	33,030	863,074
American Homes 4 Rent, 5.875% ‡	25,285	668,535
Brookfield Property Partners, 6.500%	36,882	902,871
Brookfield Property Partners, 6.375%	46,187	1,115,878
Brookfield Property Partners, 5.750%	59,585	1,343,046
Digital Realty Trust, 6.625% ‡	41,925	1,090,469
Digital Realty Trust, 5.850% ‡	43,373	1,222,685
Digital Realty Trust, 5.250% ‡	41,621	1,115,443
Digital Realty Trust, 5.200% ‡	64,463	1,763,063
Diversified Healthcare Trust, 6.250% ‡	48,418	1,096,668
Diversified Healthcare Trust, 5.625% ‡	68,177	1,491,031
EPR Properties, 5.750% ‡ *	30,120	673,784
Federal Realty Investment Trust, 5.000% ‡	32,408	863,025
iStar, 7.500% ‡	20,680	523,411
Kimco Realty, 5.250% ‡	51,751	1,377,094
Kimco Realty, 5.125% ‡	43,432	1,157,897
National Retail Properties, 5.200% ‡	69,662	1,792,403
Office Properties Income Trust, 6.375% ‡	34,838	916,239
Office Properties Income Trust, 5.875% ‡	63,068	1,601,927
PS Business Parks, 5.250% ‡	44,525	1,188,817
PS Business Parks, 5.200% ‡	41,640	1,110,122
PS Business Parks, 4.875% ‡	60,647	1,647,173
Public Storage, 5.600% ‡	57,735	1,649,489
Public Storage, 5.400% ‡	58,829	1,512,494
Public Storage, 5.150% ‡	54,435	1,453,959
Public Storage, 5.125% ‡	36,909	953,729
Public Storage, 4.950% ‡	65,712	1,707,855
Public Storage, 4.900% ‡	65,448	1,700,994
The accompanying notes are an integral part of the financial statements.
46

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Real Estate — continued
Public Storage, 4.875% ‡	58,993	$1,639,415
Public Storage, 4.750% ‡ (A)	42,674	1,205,114
Public Storage, 4.700% ‡	48,144	1,315,776
Public Storage, 4.625% ‡	111,357	2,999,958
QTS Realty Trust, 7.125% ‡	24,193	667,727
QTS Realty Trust, 6.500% ‡ *	14,869	2,007,612
RLJ Lodging Trust, 1.950% ‡ *	65,617	1,614,834
SITE Centers, 6.375% ‡	31,850	774,911
SITE Centers, 6.250% ‡	27,010	660,394
SL Green Realty, 6.500% ‡	47,526	1,226,171
VEREIT, Ser F, 6.700% ‡	93,772	2,374,307
Vornado Realty Trust, 5.700% ‡	58,667	1,482,515
Vornado Realty Trust, 5.400% ‡	58,470	1,467,012
Vornado Realty Trust, 5.250% ‡	62,714	1,570,986
		58,038,833
Utilities — 14.1%
Alabama Power, 5.000%	51,250	1,443,200
American Electric Power, 6.125% *	75,996	3,840,078
CMS Energy, 5.875%	118,815	3,247,214
CMS Energy, 5.625%	36,948	996,118
Dominion Energy, 7.250% *	78,156	7,854,678
Dominion Energy, 5.250%	151,131	3,888,601
DTE Energy, 6.250% *	112,235	5,397,381
DTE Energy, 6.000%	57,242	1,517,486
DTE Energy, 5.250%	74,954	2,029,754
Duke Energy, 5.750%	195,153	5,497,460
Duke Energy, 5.625%	94,058	2,646,792
Duke Energy, 5.125%	93,987	2,449,301
Entergy Arkansas, 4.875%	77,705	1,998,573
Entergy New Orleans, 5.500%	20,370	528,194

The accompanying notes are an integral part of the financial statements.
47

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Utilities — continued
Essential Utilities, 6.000% *	45,590	$2,681,148
Interstate Power and Light, 5.100% (A)	36,910	971,840
National Rural Utilities Cooperative Finance, 5.500%	49,196	1,366,173
NextEra Energy, 5.279% *	241,903	11,797,609
NextEra Energy, 4.872% *	145,605	8,239,787
NextEra Energy Capital Holdings, 5.650%	129,727	3,611,600
NextEra Energy Capital Holdings, 5.250%	107,286	2,766,906
NiSource, 6.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.632%	94,059	2,624,246
PG&E, 5.500%	77,112	9,578,081
PPL Capital Funding, Ser B, 5.900%	84,474	2,170,982
SCE Trust II, 5.100%	47,156	1,160,038
SCE Trust V, 5.450%, VAR ICE LIBOR USD 3 Month+3.790%	58,283	1,416,277
SCE Trust VI, 5.000%	89,092	2,102,571
Sempra Energy, 5.750%	143,044	3,905,101
South Jersey Industries, 5.625%	38,344	1,002,695
Southern, 6.750% *	167,461	8,337,883
Southern, 5.250%	85,069	2,275,596
Southern, 5.250%	151,132	3,927,921
Southern, 4.950%	195,347	5,323,206
Spire, 5.900%	49,234	1,379,537
Tennessee Valley Authority, 2.216%, VAR US Treas Yield Curve Rate T Note Const Mat 30 Yr+0.840%	42,984	1,128,760
Tennessee Valley Authority, 2.134%, VAR US Treas Yield Curve Rate T Note Const Mat 30 Yr+0.940%	51,222	1,332,796
		122,435,583
TOTAL UNITED STATES		835,044,378

The accompanying notes are an integral part of the financial statements.
48

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

	Shares/Face Amount	Value
PREFERRED STOCK — continued
TOTAL PREFERRED STOCK
(Cost $838,841,871)		$864,229,961

SHORT-TERM INVESTMENT — 0.1%(B)(C)
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $663,973)	663,973	663,973

REPURCHASE AGREEMENT — 0.5%(C)
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $4,771,756 (collateralized by U.S. Treasury Obligations, ranging in par value $16,586 - $681,498, 2.000%, 07/31/2022, with a total market value of $4,866,907)

(Cost $4,771,747)	$4,771,747	4,771,747

TOTAL INVESTMENTS — 100.1%
(Cost $844,277,591)		$869,665,681

Percentages are based on Net Assets of $868,550,136.
*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $5,283,518.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $5,435,720.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

Cl — Class
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
Ser — Series
USD – U.S. Dollar
VAR – Variable Rate

The accompanying notes are an integral part of the financial statements.
49

Schedule of Investments		November 30, 2020
Global X U.S. Preferred ETF

The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Preferred Stock	$864,229,961	$—	$—	$864,229,961
Short-Term Investment	663,973	—	—	663,973
Repurchase Agreement	—	4,771,747	—	4,771,747
Total Investments in Securities	$864,893,934	$4,771,747	$—	$869,665,681

For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
50

Schedule of Investments		November 30, 2020
Global X Variable Rate Preferred ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments.
	Shares	Value
PREFERRED STOCK — 99.6%
BERMUDA— 0.6%
Financials — 0.6%
Aspen Insurance Holdings, 5.950%, VAR ICE LIBOR USD 3 Month+4.060%	326	$8,844
CANADA— 3.4%
Energy — 1.5%
Enbridge, 6.375%, VAR ICE LIBOR USD 3 Month+3.593%	742	19,715
Industrials — 0.3%
Atlas, 8.000%, VAR ICE LIBOR USD 3 Month+5.008%	192	4,733
Utilities — 1.6%
Algonquin Power & Utilities, 6.875%, VAR ICE LIBOR USD 3 Month+3.677%	342	9,408
Algonquin Power & Utilities, 6.200%, VAR ICE LIBOR USD 3 Month+4.010%	418	11,587
		20,995
TOTAL CANADA		45,443
NETHERLANDS— 0.6%
Financials — 0.6%
Aegon, 4.000%, VAR ICE LIBOR USD 3 Month+0.875%	322	7,998

The accompanying notes are an integral part of the financial statements.
51

Schedule of Investments		November 30, 2020
Global X Variable Rate Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
UNITED STATES— 95.0%
Consumer Staples — 2.2%
CHS, Ser 2, 7.100%, VAR ICE LIBOR USD 3 Month+4.298%	501	$13,923
CHS, Ser 3, 6.750%, VAR ICE LIBOR USD 3 Month+4.155%	589	15,897
		29,820
Energy — 6.1%
DCP Midstream, 7.875%, VAR ICE LIBOR USD 3 Month+4.919%	207	4,401
Energy Transfer Operating, 7.625%, VAR ICE LIBOR USD 3 Month+4.738%	530	11,395
Energy Transfer Operating, 7.600%, VAR ICE LIBOR USD 3 Month+5.161%	982	22,016
Energy Transfer Operating, 7.375%, VAR ICE LIBOR USD 3 Month+4.530%	536	11,004
NGL Energy Partners, 9.000%, VAR ICE LIBOR USD 3 Month+7.213%	405	4,038
NuStar Energy, 9.000%, VAR ICE LIBOR USD 3 Month+6.880%	223	4,739
NuStar Energy, 8.500%, VAR ICE LIBOR USD 3 Month+6.766%	291	5,986
NuStar Energy, 7.625%, VAR ICE LIBOR USD 3 Month+5.643%	457	8,162
NuStar Logistics, 6.971%, VAR ICE LIBOR USD 3 Month+6.734%	479	9,997
		81,738
Financials — 81.6%
AGNC Investment, 7.000%, VAR ICE LIBOR USD 3 Month+5.111%‡	386	9,206
AGNC Investment, 6.875%, VAR ICE LIBOR USD 3 Month+4.332%‡	302	7,076
AGNC Investment, 6.500%, VAR ICE LIBOR USD 3 Month+4.993%‡	479	11,070
AGNC Investment, 6.125%, VAR ICE LIBOR USD 3 Month+4.697%‡	687	15,320

The accompanying notes are an integral part of the financial statements.
52

Schedule of Investments		November 30, 2020
Global X Variable Rate Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Allstate, 5.100%, VAR ICE LIBOR USD 3 Month+3.165%	598	$15,996
American Equity Investment Life Holding, 6.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.297%	374	9,960
American Equity Investment Life Holding, 5.950%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.322%	476	12,305
Annaly Capital Management, 6.950%, VAR ICE LIBOR USD 3 Month+4.993%‡	890	21,031
Annaly Capital Management, 6.750%, VAR ICE LIBOR USD 3 Month+4.989%‡	527	12,516
Annaly Capital Management, 6.500%, VAR ICE LIBOR USD 3 Month+4.172%‡	506	11,233
Athene Holding, 6.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.970%	742	20,383
Athene Holding, 6.350%, VAR ICE LIBOR USD 3 Month+4.253%	1,063	29,860
Bank of America, 6.450%, VAR ICE LIBOR USD 3 Month+1.327%	1,294	34,187
Bank of America, 4.000%, VAR ICE LIBOR USD 3 Month+0.350%	395	9,812
Bank of America, 4.000%, VAR ICE LIBOR USD 3 Month+0.500%	523	12,866
Chimera Investment, 8.000%, VAR ICE LIBOR USD 3 Month+5.379%‡	257	6,042
Chimera Investment, 8.000%, VAR ICE LIBOR USD 3 Month+5.791%‡	385	9,028
Chimera Investment, 7.750%, VAR ICE LIBOR USD 3 Month+4.743%‡	334	7,662
Citigroup, Ser J, 7.125%, VAR ICE LIBOR USD 3 Month+4.040%	1,170	33,614
Citizens Financial Group, 6.350%, VAR ICE LIBOR USD 3 Month+3.642%	357	9,878

The accompanying notes are an integral part of the financial statements.
53

Schedule of Investments		November 30, 2020
Global X Variable Rate Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Compass Diversified Holdings, 7.875%, VAR ICE LIBOR USD 3 Month+4.985%	130	$3,237
Enstar Group, 7.000%, VAR ICE LIBOR USD 3 Month+4.015%	477	13,356
Exantas Capital, 8.625%, VAR ICE LIBOR USD 3 Month+5.927%‡	135	2,985
Fifth Third Bancorp, 6.625%, VAR ICE LIBOR USD 3 Month+3.710%	538	15,451
Goldman Sachs Group, 6.375%, VAR ICE LIBOR USD 3 Month+3.550%	857	24,296
Goldman Sachs Group, 5.500%, VAR ICE LIBOR USD 3 Month+3.640%	1,222	32,896
Goldman Sachs Group, 4.000%, VAR ICE LIBOR USD 3 Month+0.750%	256	6,387
Goldman Sachs Group, 4.000%, VAR ICE LIBOR USD 3 Month+0.670%	1,644	39,867
Goldman Sachs Group, 3.750%, VAR ICE LIBOR USD 3 Month+0.750%	915	21,548
Hartford Financial Services Group, 7.875%, VAR ICE LIBOR USD 3 Month+5.596%	742	20,501
Heartland Financial USA, 7.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.675%	146	4,132
Invesco Mortgage Capital, 7.500%, VAR ICE LIBOR USD 3 Month+5.289%‡	340	7,650
KeyCorp, 6.125%, VAR ICE LIBOR USD 3 Month+3.892%	618	18,484
Merchants Bancorp, 6.000%, VAR ICE LIBOR USD 3 Month+4.569%	161	4,257
MetLife, 4.000%, VAR ICE LIBOR USD 3 Month+1.000%	742	18,595
MFA Financial, 6.500%, VAR ICE LIBOR USD 3 Month+5.345%‡	324	7,332
Morgan Stanley, 6.375%, VAR ICE LIBOR USD 3 Month+3.708%	1,014	29,061

The accompanying notes are an integral part of the financial statements.
54

Schedule of Investments		November 30, 2020
Global X Variable Rate Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Morgan Stanley, 5.850%, VAR ICE LIBOR USD 3 Month+3.491%	1,014	$29,406
Morgan Stanley, 4.000%, VAR ICE LIBOR USD 3 Month+0.700%	1,116	27,521
Morgan Stanley, Ser E, 7.125%, VAR ICE LIBOR USD 3 Month+4.320%	861	25,089
Morgan Stanley, Ser F, 6.875%, VAR ICE LIBOR USD 3 Month+3.940%	847	24,089
Mortgage Investment Trust, 8.000%, VAR ICE LIBOR USD 3 Month+6.476%‡	130	2,581
New Residential Investment, 7.500%, VAR ICE LIBOR USD 3 Month+5.802%‡	200	4,720
New Residential Investment, 7.125%, VAR ICE LIBOR USD 3 Month+5.640%‡	334	7,572
New Residential Investment, 6.375%, VAR ICE LIBOR USD 3 Month+4.969%‡	478	9,493
New York Community Bancorp, 6.375%, VAR ICE LIBOR USD 3 Month+3.821%	637	17,275
New York Mortgage Trust, 8.000%, VAR ICE LIBOR USD 3 Month+5.695%‡	197	4,409
New York Mortgage Trust, 7.875%, VAR ICE LIBOR USD 3 Month+6.429%‡	239	5,270
PennyMac Mortgage Investment Trust, 8.000%, VAR ICE LIBOR USD 3 Month+5.990%‡	229	5,704
People’s United Financial, 5.625%, VAR ICE LIBOR USD 3 Month+4.020%	296	8,350
PNC Financial Services Group, 6.125%, VAR ICE LIBOR USD 3 Month+4.067%	1,846	48,864
Regions Financial, 5.700%, VAR ICE LIBOR USD 3 Month+3.148%	598	16,864
Regions Financial, Ser B, 6.375%, VAR ICE LIBOR USD 3 Month+3.536%	614	17,137
Reinsurance Group of America, 6.200%, VAR ICE LIBOR USD 3 Month+4.370%	477	12,559

The accompanying notes are an integral part of the financial statements.
55

Schedule of Investments		November 30, 2020
Global X Variable Rate Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Reinsurance Group of America, 5.750%, VAR ICE LIBOR USD 3 Month+4.040%	477	$13,461
State Street, 5.900%, VAR ICE LIBOR USD 3 Month+3.108%	925	26,039
State Street, 5.350%, VAR ICE LIBOR USD 3 Month+3.709%	614	17,751
Synovus Financial, 6.300%, VAR ICE LIBOR USD 3 Month+3.352%	257	6,895
Synovus Financial, 5.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.127%	417	11,159
Truist Financial, 4.000%, VAR ICE LIBOR USD 3 Month+0.530%	223	5,751
Two Harbors Investment, 8.125%, VAR ICE LIBOR USD 3 Month+5.660%‡	184	4,457
Two Harbors Investment, 7.625%, VAR ICE LIBOR USD 3 Month+5.352%‡	341	7,945
Two Harbors Investment, 7.250%, VAR ICE LIBOR USD 3 Month+5.011%‡	350	7,595
US Bancorp, 6.500%, VAR ICE LIBOR USD 3 Month+4.468%	1,226	32,844
US Bancorp, 3.500%, VAR ICE LIBOR USD 3 Month+0.600%	1,115	26,225
Voya Financial, 5.350%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.210%	357	9,925
Wells Fargo, 6.625%, VAR ICE LIBOR USD 3 Month+3.690%	1,028	29,072
Wells Fargo, 5.850%, VAR ICE LIBOR USD 3 Month+3.090%	2,105	54,962
Wintrust Financial, 6.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.507%	358	9,902
		1,099,966
Industrials — 2.6%
Air Lease, 6.150%, VAR ICE LIBOR USD 3 Month+3.650%	322	8,456

The accompanying notes are an integral part of the financial statements.
56

Schedule of Investments		November 30, 2020
Global X Variable Rate Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Industrials — continued
Altera Infrastructure, 8.875%, VAR ICE LIBOR USD 3 Month+6.407%	155	$3,332
Fortress Transportation and Infrastructure Investors, 8.000%, VAR ICE LIBOR USD 3 Month+6.447%	147	3,400
WESCO International, 10.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+10.325%	668	20,494
		35,682
Utilities — 2.5%
NiSource, 6.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.632%	614	17,131
Tennessee Valley Authority, 2.216%, VAR US Treas Yield Curve Rate T Note Const Mat 30 Yr+0.840%	296	7,773
Tennessee Valley Authority, 2.134%, VAR US Treas Yield Curve Rate T Note Const Mat 30 Yr+0.940%	349	9,081
		33,985
TOTAL UNITED STATES		1,281,191
TOTAL PREFERRED STOCK
(Cost $1,246,481)		1,343,476
TOTAL INVESTMENTS — 99.6%
(Cost $1,246,481)		$1,343,476

Percentages are based on Net Assets of $1,348,641.
‡	Real Estate Investment Trust

ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
Ser — Series
USD – U.S. Dollar
VAR – Variable Rate
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the period ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
57

Schedule of Investments		November 30, 2020
Global X MLP ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments.
	Shares	Value
MASTER LIMITED PARTNERSHIPS — 97.8%
UNITED STATES— 97.8%
Energy — 97.8%
BP Midstream Partners	1,985,086	$22,510,875
Cheniere Energy Partners	833,481	31,755,626
Crestwood Equity Partners	2,013,660	32,842,795
DCP Midstream	2,005,406	32,387,307
Enable Midstream Partners	68,300	347,647
Energy Transfer	12,311,528	76,085,243
Enterprise Products Partners	3,904,588	75,749,007
Genesis Energy	4,445,253	28,582,977
Holly Energy Partners	1,893,206	25,634,009
Magellan Midstream Partners	1,496,287	61,572,210
MPLX	2,683,201	56,454,549
NGL Energy Partners	152,700	332,886
NuStar Energy	2,617,004	34,779,983
PBF Logistics	48,925	456,470
Phillips 66 Partners	1,217,343	32,722,180
Plains All American Pipeline	6,149,073	48,823,640
Shell Midstream Partners	3,211,577	32,950,780
TC PipeLines	1,023,564	31,628,128
Western Midstream Partners	3,612,319	46,598,915

TOTAL MASTER LIMITED PARTNERSHIP
(Cost $718,355,905)		672,215,227

The accompanying notes are an integral part of the financial statements.
58

Schedule of Investments		November 30, 2020
Global X MLP ETF

	Shares	Value
COMMON STOCK — 2.2%
UNITED STATES— 2.2%
Energy — 2.2%
EnLink Midstream	4,099,059	$15,166,518
TOTAL COMMON STOCK
(Cost $12,119,412)		15,166,518
TOTAL INVESTMENTS — 100.0%
(Cost $730,475,317)		$687,381,745

Percentages are based on Net Assets of $687,576,690.
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
59

Schedule of Investments		November 30, 2020
Global X MLP & Energy Infrastructure ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Note 2 and 7 in Notes to Financial Statements for more detailed information.
	Shares	Value
COMMON STOCK — 76.3%
CANADA— 24.4%
Energy — 24.4%
Enbridge	1,558,247	$48,632,889
Pembina Pipeline (A)	1,417,274	36,126,314
TC Energy	1,061,839	46,646,587
TOTAL CANADA		131,405,790
UNITED STATES— 51.9%
Energy — 51.9%
Antero Midstream	3,469,418	23,383,877
Archrock	1,803,756	14,015,184
Cheniere Energy *	425,116	24,099,826
EnLink Midstream	5,818,185	21,527,284
Equitrans Midstream	3,144,536	25,659,414
Kinder Morgan	3,374,037	48,518,652
ONEOK	1,088,159	39,032,263
Plains GP Holdings, Cl A	2,112,033	16,748,422
Targa Resources	1,078,299	25,340,027
Williams	1,964,771	41,220,896
Total Energy		279,545,845

The accompanying notes are an integral part of the financial statements.
60

Schedule of Investments		November 30, 2020
Global X MLP & Energy Infrastructure ETF

	Shares	Value
COMMON STOCK — continued
TOTAL UNITED STATES		$279,545,845
TOTAL COMMON STOCK
(Cost $491,613,000)		410,951,635

MASTER LIMITED PARTNERSHIPS — 23.6%
UNITED STATES— 23.6%
Energy — 23.6%
Cheniere Energy Partners	99,408	3,787,445
DCP Midstream	231,475	3,738,321
Enable Midstream Partners	226,311	1,151,923
Energy Transfer	4,130,089	25,523,950
Enterprise Products Partners	1,195,807	23,198,656
Magellan Midstream Partners	554,878	22,833,230
MPLX	865,373	18,207,448
Phillips 66 Partners	150,797	4,053,423
Plains All American Pipeline	1,222,661	9,707,928
Shell Midstream Partners	314,951	3,231,397
TC PipeLines	155,385	4,801,397
Western Midstream Partners	514,338	6,634,960

TOTAL MASTER LIMITED PARTNERSHIP
(Cost $142,132,463)		126,870,078

SHORT-TERM INVESTMENT(B)(C) — 0.3%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $1,549,015)	1,549,015	1,549,015

The accompanying notes are an integral part of the financial statements.
61

Schedule of Investments		November 30, 2020
Global X MLP & Energy Infrastructure ETF

	Face Amount	Value
REPURCHASE AGREEMENT(B) — 2.1%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $11,132,257 (collateralized by U.S. Treasury Obligations, ranging in par value $38,695 - $1,589,899, 2.000%, 07/31/2022, with a total market value of $11,354,238)

(Cost $11,132,235)	$11,132,235	$11,132,235
TOTAL INVESTMENTS — 102.3%
(Cost $646,426,713)		$550,502,963

Percentages are based on Net Assets of $538,343,587.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $12,107,750.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $12,681,250.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$410,951,635	$—	$—	$410,951,635
Master Limited Partnerships	126,870,078	—	—	126,870,078
Short-Term Investment	1,549,015	—	—	1,549,015
Repurchase Agreement	—	11,132,235	—	11,132,235
Total Investments in Securities	$539,370,728	$11,132,235	$—	$550,502,963

For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
62

Schedule of Investments		November 30, 2020
Global X TargetIncomeTM 5 ETF

Sector Weightings (unaudited)†:
† Sector weightings percentages are based on the total market value of investments.
	Shares	Value
EXCHANGE TRADED FUNDS — 100.0%
Global X SuperDividend® ETF (A)	80,423	$985,182
Global X SuperDividend® U.S. ETF (A)	14,111	233,537
iShares 20+ Year Treasury Bond ETF	5,589	894,352
iShares Core U.S. Aggregate Bond ETF	1,907	225,827
SPDR Blackstone	15,161	684,064
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	28,775	930,871
Xtrackers USD High Yield Corporate Bond ETF	13,936	690,111
TOTAL EXCHANGE TRADED FUNDS
(Cost $4,717,630)		4,643,944

TOTAL INVESTMENTS — 100.0%
(Cost $4,717,630)		$4,643,944

Percentages are based on Net Assets of $4,644,162.
(A)	Affiliated investment.

ETF — Exchange Traded Fund
EM — Emerging Markets
SPDR — Standard & Poor’s Depository Receipts
USD — U.S. Dollar
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
63

Schedule of Investments		November 30, 2020
Global X TargetIncomeTM 5 ETF

The following is a summary of the transactions with affiliates for the year ended November 30, 2020:
	Value at 11/30/2019	Purchases at Cost	Proceeds from Sales	Changes in Unrealized Appreciation/(Depreciation)	Realized Gain/(Loss)	Value at 11/30/2020	Shares	Dividend Income
Global X SuperDividend® ETF	$191,394	$1,795,887	$(815,509)	$(53,856)	$(132,734)	$985,182	80,423	$50,718
Global X SuperDividend® U.S. ETF	$0	$424,253	$(229,289)	$20,038	$18,535	$233,537	14,111	$4,529
Global X U.S. Preferred ETF	$240,642	$1,464,276	$(1,635,214)	$(3,796)	$(65,908)	$0	0	$24,334
Totals:	$432,036	$3,684,416	$(2,680,012)	$(37,614)	$(180,107)	$1,218,719	94,534	$79,581

The accompanying notes are an integral part of the financial statements.
64

Schedule of Investments		November 30, 2020
Global X TargetIncomeTM Plus 2 ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments.
	Shares	Value
EXCHANGE TRADED FUNDS — 99.9%
iShares 20+ Year Treasury Bond ETF	4,463	$714,169
iShares Core U.S. Aggregate Bond ETF	8,156	965,834
Schwab US TIPS ETF	11,689	719,458
SPDR Blackstone ETF	10,760	485,491
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	30,649	991,495
Xtrackers USD High Yield Corporate Bond ETF	19,800	980,496
TOTAL EXCHANGE TRADED FUNDS
(Cost $4,786,402)		4,856,943

TOTAL INVESTMENTS — 99.9%
(Cost $4,786,402)		$4,856,943

Percentages are based on Net Assets of $4,861,354.
ETF — Exchange Traded Fund
EM — Emerging Markets
SPDR — Standard & Poor’s Depository Receipts
TIPS — Treasury Inflation Protected Security
USD — U.S. Dollar
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
65

Schedule of Investments		November 30, 2020
Global X TargetIncomeTM Plus 2 ETF

The following is a summary of the transactions with affiliates for the year ended November 30, 2020:
	Value at 11/30/2019	Purchases at Cost	Proceeds from Sales	Changes in Unrealized Appreciation	Realized Loss	Value at 11/30/2020	Shares	Dividend Income
Global X U.S. Preferred ETF	$1,950,330	$5,936,077	$(6,829,200)	$3,919	$(1,061,126)	$0	0	$95,656

The accompanying notes are an integral part of the financial statements.
66

Schedule of Investments		November 30, 2020
Global X Conscious Companies ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments.
	Shares	Value
COMMON STOCK — 99.9%
CANADA— 0.6%
Financials — 0.6%
Toronto-Dominion Bank	42,545	$2,285,943
UNITED STATES— 99.3%
Communication Services — 8.0%
Alphabet, Cl A *	5,404	9,480,777
AT&T	70,440	2,025,150
Comcast, Cl A	43,493	2,185,088
Discovery, Cl A *	92,868	2,499,078
Facebook, Cl A *	18,034	4,994,877
Netflix *	4,017	1,971,142
Omnicom Group	37,164	2,341,332
T-Mobile US *	17,437	2,318,075
Verizon Communications	33,812	2,042,583
Walt Disney *	15,268	2,259,817
		32,117,919

The accompanying notes are an integral part of the financial statements.
67

Schedule of Investments		November 30, 2020
Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — 13.3%
Amazon.com *	4,481	$14,195,986
Best Buy	16,590	1,804,992
Booking Holdings *	1,075	2,180,584
BorgWarner	49,330	1,916,471
Choice Hotels International *	21,244	2,116,965
Darden Restaurants	19,688	2,125,910
eBay	36,458	1,838,577
Etsy *	14,217	2,284,672
General Motors *	53,247	2,334,348
Hilton Worldwide Holdings *	20,711	2,146,281
Home Depot	6,930	1,922,451
Lowe’s	11,392	1,775,101
Marriott International, Cl A *	19,255	2,442,881
NIKE, Cl B	15,086	2,032,084
Ross Stores *	20,532	2,207,602
Starbucks	21,600	2,117,232
Target	12,230	2,195,652
Tiffany	15,865	2,085,930
VF	26,186	2,183,913
Whirlpool	9,893	1,925,277
		53,832,909
Consumer Staples — 8.3%
Campbell Soup	40,363	2,018,958
Church & Dwight	21,321	1,871,344
Clorox	9,290	1,885,498
Coca-Cola	38,788	2,001,461
Colgate-Palmolive	24,700	2,115,309
Costco Wholesale	5,231	2,049,349
Estee Lauder, Cl A	8,337	2,045,233
General Mills	31,720	1,929,210
Hershey	13,390	1,980,247
Hormel Foods	39,502	1,863,704
J M Smucker	16,962	1,987,947

The accompanying notes are an integral part of the financial statements.
68

Schedule of Investments		November 30, 2020
Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Consumer Staples — continued
Kellogg	29,353	$1,875,950
Kimberly-Clark	14,316	1,994,362
McCormick	9,980	1,866,060
PepsiCo	14,042	2,025,277
Procter & Gamble	13,776	1,913,073
Walgreens Boots Alliance	51,507	1,957,781
		33,380,763
Energy — 1.7%
Chevron	27,002	2,354,034
ConocoPhillips	60,213	2,382,026
ONEOK	64,148	2,300,989
		7,037,049
Financials — 10.1%
Aflac	51,769	2,274,213
Allstate	21,475	2,197,966
American Express	19,404	2,301,120
Bank of America	78,698	2,216,136
BlackRock, Cl A	3,077	2,148,823
Capital One Financial	25,125	2,151,705
Citigroup	43,442	2,392,350
FactSet Research Systems	5,973	1,993,548
Hartford Financial Services Group	48,254	2,132,827
JPMorgan Chase	18,876	2,225,103
Moody’s	7,214	2,036,801
Morgan Stanley	37,807	2,337,607
Northern Trust	23,214	2,161,688
PNC Financial Services Group	17,068	2,356,579
Progressive	20,710	1,804,048
Prudential Financial	28,628	2,164,849
S&P Global	5,812	2,044,545
T Rowe Price Group	13,240	1,898,748
US Bancorp	48,193	2,082,420
		40,921,076

The accompanying notes are an integral part of the financial statements.
69

Schedule of Investments		November 30, 2020
Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Health Care — 13.8%
Abbott Laboratories	18,195	$1,969,063
AbbVie	22,722	2,376,267
Agilent Technologies	18,471	2,159,261
Amgen	8,633	1,916,871
Becton Dickinson	8,163	1,916,999
Biogen Idec *	7,394	1,775,817
Boston Scientific *	52,715	1,747,502
Bristol-Myers Squibb	32,590	2,033,617
Edwards Lifesciences *	24,387	2,045,825
Eli Lilly	13,773	2,006,037
Gilead Sciences	32,236	1,955,758
Humana	4,413	1,767,495
IDEXX Laboratories *	4,561	2,102,531
Illumina *	6,046	1,947,356
IQVIA Holdings *	11,710	1,978,873
Johnson & Johnson	13,491	1,951,878
Masimo *	8,005	2,037,192
Merck	24,546	1,973,253
Mettler-Toledo International *	1,862	2,141,375
PerkinElmer	15,761	2,096,213
Pfizer	51,322	1,966,146
Quest Diagnostics	15,414	1,911,027
Regeneron Pharmaceuticals *	3,383	1,745,729
Stryker	8,830	2,060,922
Thermo Fisher Scientific	4,084	1,898,978
Vertex Pharmaceuticals *	9,261	2,109,193
Viatris, Cl W *	6,367	107,093
Waters *	8,830	2,048,648
Zoetis, Cl A	11,988	1,922,635
		55,669,554
Industrials — 9.7%
3M	11,540	1,993,304
Caterpillar	11,632	2,019,199

The accompanying notes are an integral part of the financial statements.
70

Schedule of Investments		November 30, 2020
Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
Cummins	8,666	$2,003,319
Deere	8,187	2,141,883
FedEx	6,916	1,981,987
Honeywell International	11,163	2,276,359
Illinois Tool Works	9,504	2,006,199
Owens Corning	27,621	2,012,742
Raytheon Technologies	31,312	2,245,697
Republic Services, Cl A	21,100	2,040,791
Rockwell Automation	8,067	2,061,603
Southwest Airlines *	45,793	2,122,048
Union Pacific	10,423	2,127,126
United Parcel Service, Cl B	11,408	1,951,567
Verisk Analytics, Cl A	10,354	2,053,302
Waste Connections	18,912	1,966,470
Waste Management	16,791	2,000,312
WW Grainger	5,428	2,270,532
Xylem	21,395	2,053,278
		39,327,718
Information Technology — 26.0%
Accenture, Cl A	8,538	2,126,730
Adobe *	4,014	1,920,579
Advanced Micro Devices *	23,909	2,215,408
Akamai Technologies *	18,370	1,901,479
Analog Devices	15,388	2,140,163
Apple	187,030	22,265,922
Applied Materials	32,178	2,654,041
Arista Networks *	9,152	2,477,446
Automatic Data Processing	13,137	2,284,262
Cisco Systems	50,361	2,166,530
Cognizant Technology Solutions, Cl A	26,460	2,067,320
F5 Networks *	15,269	2,485,947
Intel	40,653	1,965,573
Intuit	5,864	2,064,245

The accompanying notes are an integral part of the financial statements.
71

Schedule of Investments		November 30, 2020
Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Jack Henry & Associates	12,378	$1,991,125
Keysight Technologies *	18,163	2,180,287
Lam Research	5,539	2,507,284
Littelfuse	9,693	2,331,457
Mastercard, Cl A	5,944	2,000,215
Micron Technology *	37,079	2,376,393
Microsoft	83,161	17,802,275
NVIDIA	3,608	1,934,104
ON Semiconductor *	74,969	2,155,359
Oracle	32,713	1,888,194
Paychex	23,046	2,146,735
Paycom Software *	5,043	2,103,334
QUALCOMM	15,218	2,239,633
salesforce.com *	7,829	1,924,368
Square, Cl A *	11,094	2,340,390
Texas Instruments	13,078	2,108,828
Visa, Cl A	9,896	2,081,624
Workday, Cl A *	8,743	1,965,339
		104,812,589
Materials — 2.5%
Air Products & Chemicals	6,671	1,868,814
Ecolab	9,571	2,126,198
International Flavors & Fragrances	17,722	1,986,636
Newmont	32,434	1,907,768
Steel Dynamics	60,149	2,177,995
		10,067,411
Real Estate — 2.6%
American Tower, Cl A ‡	8,243	1,905,781
CBRE Group, Cl A *	42,038	2,570,203
Equinix ‡	2,521	1,759,129
Jones Lang LaSalle *	17,520	2,317,721
ProLogis ‡	18,980	1,898,949
		10,451,783

The accompanying notes are an integral part of the financial statements.
72

Schedule of Investments		November 30, 2020
Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Utilities — 3.3%
American Water Works	12,720	$1,950,994
Duke Energy	21,122	1,957,164
Entergy	17,986	1,957,775
Exelon	46,436	1,907,127
NextEra Energy	25,205	1,854,836
Sempra Energy	14,639	1,866,180
WEC Energy Group	19,183	1,821,426
		13,315,502
TOTAL UNITED STATES		400,934,273
TOTAL COMMON STOCK
(Cost $336,500,907)		403,220,216
TOTAL INVESTMENTS — 99.9%
(Cost $336,500,907)		$403,220,216

Percentages are based on Net Assets of $403,499,233.
*	Non-income producing security.
‡	Real Estate Investment Trust

Cl — Class
S&P — Standard & Poor’s
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
73

Schedule of Investments		November 30, 2020
Global X Adaptive U.S. Factor ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments.
	Shares	Value
COMMON STOCK — 99.7%
UNITED STATES— 99.7%
Communication Services — 8.0%
AT&T	53,239	$1,530,621
Cable One	98	194,106
CenturyLink	67,668	707,131
Charter Communications, Cl A *	2,120	1,382,219
Discovery, Cl A *	32,272	868,439
Interpublic Group	35,756	796,644
Liberty Broadband, Cl C *	1,063	167,263
Nexstar Media Group, Cl A	7,631	803,163
Omnicom Group	1,976	124,488
TEGNA	53,754	774,595
T-Mobile US *	1,880	249,927
Verizon Communications	47,536	2,871,650
ViacomCBS, Cl B	23,483	828,480
Walt Disney *	917	135,725
Zynga, Cl A *	11,348	93,621
Total Communication Services		11,528,072

The accompanying notes are an integral part of the financial statements.
74

Schedule of Investments		November 30, 2020
Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — 8.4%
AutoZone *	116	$131,968
Dollar General	754	164,809
Dunkin’ Brands Group	1,180	125,481
Foot Locker	17,266	645,748
Ford Motor *	85,189	773,516
Garmin	20,588	2,403,855
General Motors *	18,697	819,677
H&R Block	36,851	692,799
Kohl’s *	31,122	1,002,128
McDonald’s	8,888	1,932,607
MGM Resorts International	31,232	882,304
Starbucks	1,243	121,839
Tiffany	16,498	2,169,157
Yum! Brands	2,135	225,883
Total Consumer Discretionary		12,091,771
Consumer Staples — 9.1%
Archer-Daniels-Midland	13,166	655,272
BJ’s Wholesale Club Holdings *	2,311	94,728
Church & Dwight	1,739	152,632
Clorox	419	85,040
Coca-Cola	40,532	2,091,451
Costco Wholesale	288	112,830
Flowers Foods	77,423	1,718,016
Hershey	695	102,784
J M Smucker	5,845	685,034
Kraft Heinz	21,269	700,601
Kroger	77,550	2,559,150
Molson Coors Beverage, Cl B *	19,322	888,812
Mondelez International, Cl A	2,227	127,941
PepsiCo	5,454	786,630
Procter & Gamble	1,635	227,053
Walmart	14,038	2,144,866
Total Consumer Staples		13,132,840
The accompanying notes are an integral part of the financial statements.
75

Schedule of Investments		November 30, 2020
Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Energy — 3.3%
Exxon Mobil	20,166	$768,930
HollyFrontier	34,923	816,849
Kinder Morgan	53,384	767,662
ONEOK	23,520	843,662
Valero Energy	16,499	887,151
Williams	34,653	727,020
Total Energy		4,811,274
Financials — 22.3%
AGNC Investment ‡	146,113	2,232,607
American Financial Group	9,068	810,770
Annaly Capital Management ‡	44,600	356,800
Assured Guaranty	24,819	747,797
Bank of New York Mellon	18,351	717,891
Bank OZK	29,123	814,279
Blackstone Mortgage Trust, Cl A ‡	30,201	784,622
Citigroup	15,548	856,228
Citizens Financial Group	24,267	792,560
Comerica	15,758	775,294
Fifth Third Bancorp	28,451	720,948
First Hawaiian	41,409	907,685
First Horizon	61,688	753,827
FNB	87,819	775,442
Hanover Insurance Group	6,601	741,622
Houlihan Lokey, Cl A	6,678	432,601
Huntington Bancshares	68,970	833,158
Invesco	48,386	785,305
Jefferies Financial Group	33,284	756,545
KeyCorp	53,818	832,026
Lincoln National	19,365	914,415
M&T Bank	6,750	786,308
MetLife	17,217	794,909
MGIC Investment	67,935	812,503
Morningstar	603	120,660
New York Community Bancorp	80,471	779,764

The accompanying notes are an integral part of the financial statements.
76

Schedule of Investments		November 30, 2020
Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
People’s United Financial	63,300	$784,920
PNC Financial Services Group	6,042	834,219
Principal Financial Group	16,275	810,332
Progressive	1,071	93,295
Prudential Financial	10,243	774,576
Regions Financial	52,263	798,056
Reinsurance Group of America, Cl A	6,385	736,063
Starwood Property Trust ‡	44,426	797,002
Synovus Financial	26,782	845,508
United Bankshares	26,960	789,389
Unum Group	35,622	791,877
Valley National Bancorp	89,789	820,671
W R Berkley	1,807	117,690
Webster Financial	22,670	857,833
Wells Fargo	29,464	805,840
White Mountains Insurance Group	109	104,640
Zions Bancorp	22,232	857,933
Total Financials		32,256,410
Health Care — 10.8%
AbbVie	8,065	843,438
Anthem	2,259	703,724
Cerner	4,369	326,976
Chemed	277	132,475
Cigna	3,830	801,006
CVS Health	11,291	765,417
Danaher	992	222,833
DENTSPLY SIRONA	8,078	411,089
Eli Lilly	851	123,948
Johnson & Johnson	13,430	1,943,052
Medtronic	1,177	133,825
Merck	14,350	1,153,597
Perrigo	14,910	718,960

The accompanying notes are an integral part of the financial statements.
77

Schedule of Investments		November 30, 2020
Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Pfizer	72,708	$2,785,444
QIAGEN *	40,110	1,935,709
Quest Diagnostics	1,293	160,306
Royalty Pharma, Cl A	17,149	730,547
Universal Health Services, Cl B *	5,976	780,346
Viatris, Cl W *	53,192	894,689
Total Health Care		15,567,381
Industrials — 8.9%
Air Lease, Cl A	21,965	803,260
CH Robinson Worldwide	1,358	127,611
FTI Consulting *	848	89,057
General Dynamics	4,894	730,919
L3Harris Technologies	594	114,042
Landstar System	5,253	690,349
Lockheed Martin	5,412	1,975,380
ManpowerGroup	9,386	813,297
MSC Industrial Direct, Cl A	10,049	837,283
Northrop Grumman	323	97,630
nVent Electric	34,939	803,597
PACCAR	7,356	640,413
Republic Services, Cl A	22,094	2,136,932
TransDigm Group *	1,384	801,599
Waste Management	17,744	2,113,843
Watsco	493	112,088
Total Industrials		12,887,300
Information Technology — 15.2%
Accenture, Cl A	657	163,652
Akamai Technologies *	954	98,749
Amdocs	34,205	2,251,031
Automatic Data Processing	647	112,500
Avnet	24,332	738,476
Black Knight *	2,461	225,477

The accompanying notes are an integral part of the financial statements.
78

Schedule of Investments		November 30, 2020
Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Cisco Systems	17,126	$736,761
Citrix Systems	14,664	1,817,163
Fidelity National Information Services	11,113	1,649,280
Hewlett Packard Enterprise	71,753	792,153
HP	34,800	763,164
Intel	12,513	605,004
International Business Machines	5,813	718,022
Jack Henry & Associates	10,386	1,670,692
Juniper Networks	30,621	666,619
Motorola Solutions	731	125,388
NortonLifeLock	129,709	2,364,595
Paychex	1,295	120,629
Qualys *	1,054	100,141
Seagate Technology	12,940	761,001
Tyler Technologies *	5,108	2,184,181
Western Digital *	15,910	714,041
Xerox Holdings	34,233	749,360
Zoom Video Communications, Cl A *	3,960	1,894,306
Total Information Technology		22,022,385
Materials — 4.3%
Air Products & Chemicals	650	182,091
AptarGroup	1,526	192,764
Corteva	20,327	778,931
Eastman Chemical	7,836	763,227
Ecolab	509	113,074
International Paper	14,388	711,918
LyondellBasell Industries, Cl A	8,735	743,349
NewMarket	241	89,112
Newmont	7,080	416,446
Royal Gold	11,892	1,313,709
Silgan Holdings	2,868	96,938
Sonoco Products	2,140	124,248
Westrock	16,587	700,137
Total Materials		6,225,944

The accompanying notes are an integral part of the financial statements.
79

Schedule of Investments		November 30, 2020
Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Real Estate — 6.2%
Brixmor Property Group ‡	59,325	$905,893
CoreSite Realty ‡	770	96,550
CubeSmart ‡	3,845	125,078
Digital Realty Trust ‡	662	89,204
Equity Commonwealth ‡ *	76,579	2,030,109
Equity LifeStyle Properties ‡	27,695	1,622,650
Equity Residential ‡	1,727	100,028
Essex Property Trust ‡	574	141,135
Extra Space Storage ‡	1,112	125,356
Kimco Realty ‡	61,947	894,515
Public Storage ‡	542	121,657
Sabra Health Care ‡	48,660	801,917
SL Green Realty ‡	14,511	840,187
Sun Communities ‡	1,643	228,377
Vornado Realty Trust ‡	20,801	809,367
Total Real Estate		8,932,023
Utilities — 3.2%
Alliant Energy	2,190	115,194
Ameren	1,436	111,692
American Electric Power	1,583	134,381
CMS Energy	2,098	129,111
Consolidated Edison	1,270	96,838
Duke Energy	6,214	575,789
Evergy	1,599	88,601
Eversource Energy	1,576	137,916
Hawaiian Electric Industries	49,872	1,786,914
National Fuel Gas	2,960	121,863
NextEra Energy	3,924	288,767
PPL	23,965	681,085
Southern	5,064	303,080
Total Utilities		4,571,231

The accompanying notes are an integral part of the financial statements.
80

Schedule of Investments		November 30, 2020
Global X Adaptive U.S. Factor ETF

Value
COMMON STOCK — continued
TOTAL UNITED STATES	$144,026,631
TOTAL COMMON STOCK
(Cost $135,895,065)	144,026,631
TOTAL INVESTMENTS — 99.7%
(Cost $135,895,065)	$144,026,631

Percentages are based on Net Assets of $144,484,338.
*	Non-income producing security.
‡	Real Estate Investment Trust

Cl — Class
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
81

Schedule of Investments		November 30, 2020
Global X Founder-Run Companies ETF

Sector Weightings (Unaudited)†:
† Sector weightings percentages are based on the total market value of investments.
	Shares	Value
COMMON STOCK — 100.0%
UNITED STATES— 100.0%
Communication Services — 10.2%
Cargurus, Cl A *	1,862	$46,643
Facebook, Cl A *	195	54,009
Netflix *	87	42,691
Nexstar Media Group, Cl A	638	67,150
Roku, Cl A *	293	86,016
Snap, Cl A *	2,291	101,766
TripAdvisor *	2,014	52,565
Twitter *	1,292	60,091
World Wrestling Entertainment, Cl A	829	35,680
Zillow Group, Cl C *	345	37,195
Total Communication Services		583,806
Consumer Discretionary — 10.2%
Amazon.com *	15	47,521
Carvana, Cl A *	398	99,584
Grubhub *	853	60,000

The accompanying notes are an integral part of the financial statements.
82

Schedule of Investments		November 30, 2020
Global X Founder-Run Companies ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — continued
Las Vegas Sands *	848	$47,242
Skechers USA, Cl A *	1,451	48,565
Tesla *	255	144,738
Texas Roadhouse, Cl A *	810	61,398
Wayfair, Cl A *	301	76,562
Total Consumer Discretionary		585,610
Consumer Staples — 2.0%
J & J Snack Foods	315	45,798
National Beverage *	712	69,797
Total Consumer Staples		115,595
Energy — 0.9%
Pioneer Natural Resources	480	48,278
Financials — 13.6%
Apollo Global Management, Cl A	954	41,614
Athene Holding, Cl A *	1,571	69,674
BlackRock, Cl A	78	54,471
Blackstone Group, Cl A	767	45,675
Capital One Financial	662	56,693
Essent Group	1,521	66,711
First Republic Bank	371	48,067
Intercontinental Exchange	418	44,103
KKR	1,573	59,664
LendingTree *	172	43,960
MarketAxess Holdings	88	47,448
SEI Investments	760	40,090
Signature Bank NY	395	44,315
Starwood Property Trust ‡	3,482	62,467
Wintrust Financial	1,031	56,179
Total Financials		781,131
Health Care — 12.2%
Allogene Therapeutics *	1,255	38,968
Guardant Health *	479	58,016

The accompanying notes are an integral part of the financial statements.
83

Schedule of Investments		November 30, 2020
Global X Founder-Run Companies ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Ionis Pharmaceuticals *	639	$32,288
Jazz Pharmaceuticals *	347	48,827
LHC Group *	297	58,307
Masimo *	176	44,790
Merit Medical Systems *	924	50,885
Neurocrine Biosciences *	378	35,887
Penumbra *	195	43,271
Regeneron Pharmaceuticals *	64	33,026
Seagen *	254	43,259
Ultragenyx Pharmaceutical *	552	65,434
United Therapeutics *	334	44,302
Universal Health Services, Cl B *	365	47,662
Veeva Systems, Cl A *	198	54,820
Total Health Care		699,742
Industrials — 5.3%
Axon Enterprise *	517	64,982
Clean Harbors *	734	53,120
CoStar Group *	62	56,455
FedEx	302	86,547
Lyft, Cl A *	1,162	44,353
Total Industrials		305,457
Information Technology — 34.4%
Akamai Technologies *	361	37,367
Avalara *	436	74,883
Dell Technologies, Cl C *	936	64,612
Dropbox, Cl A *	1,838	36,705
EPAM Systems *	180	58,020
Euronet Worldwide *	446	59,960
Fortinet *	355	43,747
HubSpot *	252	99,371
IPG Photonics *	307	63,552
Microchip Technology	453	60,878

The accompanying notes are an integral part of the financial statements.
84

Schedule of Investments		November 30, 2020
Global X Founder-Run Companies ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Monolithic Power Systems	197	$63,032
New Relic *	718	42,886
Nutanix, Cl A *	2,088	57,190
NVIDIA	128	68,616
Okta, Cl A *	239	58,565
Paycom Software *	175	72,989
Pegasystems	484	63,346
RealPage *	612	42,222
RingCentral, Cl A *	153	45,449
salesforce.com *	238	58,500
Square, Cl A *	593	125,099
SS&C Technologies Holdings	725	49,945
Synopsys *	243	55,283
Trade Desk, Cl A *	143	128,853
Twilio, Cl A *	334	106,910
Ubiquiti	240	59,546
VeriSign *	175	35,126
ViaSat *	899	30,566
Workday, Cl A *	256	57,546
Zendesk *	506	67,551
Zscaler *	542	84,417
Total Information Technology		1,972,732
Materials — 1.0%
Steel Dynamics	1,578	57,139
Real Estate — 10.2%
American Campus Communities ‡	1,272	50,626
American Homes 4 Rent, Cl A ‡	1,614	46,354
Apartment Investment & Management, Cl A ‡	1,682	51,049
Brandywine Realty Trust ‡	3,871	43,084
Camden Property Trust ‡	444	43,880
Healthcare Trust of America, Cl A ‡	1,627	42,351
Invitation Homes ‡	1,706	48,758

The accompanying notes are an integral part of the financial statements.
85

Schedule of Investments		November 30, 2020
Global X Founder-Run Companies ETF

	Shares	Value
COMMON STOCK — continued
Real Estate — continued
Medical Properties Trust ‡	2,403	$46,618
ProLogis ‡	417	41,721
QTS Realty Trust, Cl A ‡	1,428	84,837
STAG Industrial ‡	1,505	44,819
Vornado Realty Trust ‡	1,014	39,455
Total Real Estate		583,552
TOTAL UNITED STATES		5,733,042
TOTAL COMMON STOCK
(Cost $4,631,880)		5,733,042
TOTAL INVESTMENTS — 100.0%
(Cost $4,631,880)		$5,733,042

Percentages are based on Net Assets of $5,732,255.
*	Non-income producing security.
‡	Real Estate Investment Trust

Cl — Class
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.
86

Statements of Assets and Liabilities
November 30, 2020

	Global X SuperDividend® Alternatives ETF		Global X S&P 500® Quality Dividend ETF	Global X U.S. Preferred ETF		Global X Variable Rate Preferred ETF
Assets:
Cost of Investments	$15,752,799		$5,840,677	$839,505,844		$1,246,481
Cost of Repurchase Agreement	1,941,378		—	4,771,747		—
Cost of Affiliated Investments	5,263,654		—	—		—
Investments, at Value	$16,174,521	*	$6,284,560	$864,893,934	*	$1,343,476
Repurchase Agreement, at Value	1,941,378		—	4,771,747		—
Cash	17,966		3,114	1,675,927		—
Affiliated Investments, at Value	3,618,456		—	—		—
Dividend and Interest Receivable	43,733		13,457	4,853,479		6,000
Receivable for Capital Shares Sold	—		—	11,426,741		—
Reclaim Receivable	—		96	—		—
Due from Broker	—		—	8,775		—
Total Assets	21,796,054		6,301,227	887,630,603		1,349,476
Liabilities:
Obligation to Return Securities Lending Collateral	2,211,515		—	5,435,720		—
Payable due to Investment Adviser	11,688		1,013	154,175		362
Payable for Investment Securities Purchased	—		—	13,463,275		—
Cash Overdraft	—		—	—		473
Due to Broker	—		—	27,297		—
Total Liabilities	2,223,203		1,013	19,080,467		835
Net Assets	$19,572,851		$6,300,214	$868,550,136		$1,348,641
Net Assets Consist of:
Paid-in Capital	$25,219,869		$6,735,544	$856,735,694		$1,241,193
Total Distributable Earnings/(Loss)	(5,647,018)		(435,330)	11,814,442		107,448
Net Assets	$19,572,851		$6,300,214	$868,550,136		$1,348,641
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	1,700,000		250,002	34,250,000		50,000
Net Asset Value, Offering and Redemption Price Per Share	$11.51		$25.20	$25.36		$26.97
*Includes Market Value of Securities on Loan	$2,101,993		$—	$5,283,518		$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
87

Statements of Assets and Liabilities
November 30, 2020

	Global X MLP ETF	Global X MLP & Energy Infrastructure ETF		Global X TargetIncomeTM 5 ETF	Global X TargetIncomeTM Plus 2 ETF
Assets:
Cost of Investments	$730,475,317	$635,294,478		$3,440,227	$4,786,402
Cost of Repurchase Agreement	—	11,132,235		—	—
Cost of Affiliated Investments	—	—		1,277,403	—
Investments, at Value	$687,381,745	$539,370,728	*	$3,425,225	$4,856,943
Repurchase Agreement, at Value	—	11,132,235		—	—
Cash	3,485,165	721,401		1,691	5,965
Affiliated Investments, at Value	—	—		1,218,719	—
Receivable for Investment Securities Sold	38,162,285	26,043,179		—	—
Receivable for Capital Shares Sold	5,347,781	—		—	—
Dividend and Interest Receivable	—	943,384		—	—
Reclaim Receivable	—	379,712		—	—
Due from Broker	—	1,123		—	—
Alternative Minimum Tax Credit	41,496	—		—	—
Total Assets	734,418,472	578,591,762		4,645,635	4,862,908
Liabilities:
Obligation to Return Securities Lending Collateral	—	12,681,250		—	—
Payable for Investment Securities Purchased	38,944,213	25,981,714		—	—
Payable for Capital Shares Redeemed	4,182,705	1,370,731		—	—
Payable due to Investment Adviser	240,723	183,969		1,473	1,554
Due to Custodian	71,141	30,511		—	—
Other Accrued Expenses	8,597	—		—	—
Franchise Tax Payable	30,383	—		—	—
Income Tax Payable	3,364,020	—		—	—
Total Liabilities	46,841,782	40,248,175		1,473	1,554
Net Assets	$687,576,690	$538,343,587		$4,644,162	$4,861,354
Net Assets Consist of:
Paid-in Capital	$1,202,436,679	$867,113,514		$4,957,530	$5,011,343
Total Distributable Loss	(514,859,989)	(328,769,927)		(313,368)	(149,989)
Net Assets	$687,576,690	$538,343,587		$4,644,162	$4,861,354
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	25,718,637	20,247,506		200,002	200,002
Net Asset Value, Offering and Redemption Price Per Share	$26.73	$26.59		$23.22	$24.31
*Includes Market Value of Securities on Loan	$—	$12,107,750		$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
88

Statements of Assets and Liabilities
November 30, 2020

	Global X Conscious Companies ETF	Global X Adaptive U.S. Factor ETF	Global X Founder-Run Companies ETF
Assets:
Cost of Investments	$336,500,907	$135,895,065	$4,631,880
Investments, at Value	$403,220,216	$144,026,631	$5,733,042
Cash	—	44,950	7,929
Dividend and Interest Receivable	624,689	444,251	905
Reclaim Receivable	—	671	—
Total Assets	403,844,905	144,516,503	5,741,876
Liabilities:
Cash Overdraft	205,924	—	—
Payable due to Investment Adviser	139,748	30,947	2,027
Payable for Investment Securities Purchased	—	—	7,594
Due to Custodian	—	10	—
Due to Broker	—	1,208	—
Total Liabilities	345,672	32,165	9,621
Net Assets	$403,499,233	$144,484,338	$5,732,255
Net Assets Consist of:
Paid-in Capital	$338,526,725	$165,997,674	$4,711,187
Total Distributable Earnings/(Loss)	64,972,508	(21,513,336)	1,021,068
Net Assets	$403,499,233	$144,484,338	$5,732,255
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	15,250,000	5,800,002	200,000
Net Asset Value, Offering and Redemption Price Per Share	$26.46	$24.91	$28.66

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
89

Statements of Operations
For the year/period ended November 30, 2020

	Global X SuperDividend® Alternatives ETF	Global X S&P 500® Quality Dividend ETF	Global X U.S. Preferred ETF	Global X Variable Rate Preferred ETF*
Investment Income:
Dividend Income	$758,106	$199,593	$39,138,947	$59,775
Dividend Income, from Affiliated Investments	306,686	—	—	—
Interest Income	153	—	45,172	—
Security Lending Income	167,226	—	408,712	—
Less: Foreign Taxes Withheld	—	—	—	(12)
Total Investment Income	1,232,171	199,593	39,592,831	59,763
Supervision and Administration Fees(1)	145,270	11,507	1,591,934	2,652
Custodian Fees(2)	271	15	2,841	3
Total Expenses	145,541	11,522	1,594,775	2,655
Waiver of Supervision and Administration Fees	–	–	(733)	–
Net Expenses	145,541	11,522	1,594,042	2,655
Net Investment Income	1,086,630	188,071	37,998,789	57,108
Net Realized Gain (Loss) on:
Investments(3)	(3,565,668)	471,553	(6,299,727)	84,037
Affiliated Investments	(546,550)	—	—	—
Net Realized Gain (Loss) on Investments	(4,112,218)	471,553	(6,299,727)	84,037
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,004,060	(252,255)	18,485,011	98,014
Affiliated Investments	(1,827,694)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(823,634)	(252,255)	18,485,011	98,014
Net Realized and Unrealized Gain (Loss) on Investments	(4,935,852)	219,298	12,185,284	182,051
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,849,222)	$407,369	$50,184,073	$239,159

*	Commencement date June 22, 2020.
(1)
The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(2)	See Note 2 in the Notes to Financial Statements.
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
90

Statements of Operations
For the year ended November 30, 2020

	Global X MLP ETF	Global X MLP & Energy Infrastructure ETF	Global X TargetIncomeTM 5 ETF	Global X TargetIncomeTM Plus 2 ETF
Investment Income:
Distributions from Master Limited Partnerships	$85,869,955	$—	$—	$—
Less: Return of Capital Distributions	(85,869,955)	—	—	—
Dividend Income	433,388	18,617,164	127,238	415,627
Dividend Income, from Affiliated Investments	—	—	79,581	—
Interest Income	11,157	3,328	—	(10)
Security Lending Income	—	249,245	—	—
Less: Foreign Taxes Withheld	—	(1,216,466)	—	—
Total Investment Income	444,545	17,653,271	206,819	415,617
Supervision and Administration Fees(1)	3,364,907	2,551,708	17,701	41,329
Franchise Tax Expense	26,614	—	—	—
Custodian Fees(2)	5,448	4,327	1	4
Net Expenses	3,396,969	2,556,035	17,702	41,333
Net Investment Income (Loss), Before Taxes	(2,952,424)	15,097,236	189,117	374,284
Tax Benefit/(Expense), net of valuation allowance	(3,406,920)	—	—	—
Net Investment Income (Loss), Net of Taxes	(6,359,344)	15,097,236	189,117	374,284
Net Realized Gain (Loss) on:
Investments(3)	(324,548,352)	(91,676,583)	25,073	(3,386,649)
Affiliated Investments	—	—	(180,107)	—
Net Realized Loss on Investments	(324,548,352)	(91,676,583)	(155,034)	(3,386,649)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(4,748,459)	(34,621,560)	(21,585)	60,661
Affiliated Investments	—	—	(37,614)	3,919
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,748,459)	(34,621,560)	(59,199)	64,580
Net Realized and Unrealized Loss on Investments	(329,296,811)	(126,298,143)	(214,233)	(3,322,069)
Net Decrease in Net Assets Resulting from Operations	$(335,656,155)	$(111,200,907)	$(25,116)	$(2,947,785)

(1)
The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(2)	See Note 2 in the Notes to Financial Statements.
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
91

Statements of Operations
For the year ended November 30, 2020

	Global X Conscious Companies ETF	Global X Adaptive U.S. Factor ETF	Global X Founder-Run Companies ETF
Investment Income:
Dividend Income	$4,297,485	$4,737,916	$47,249
Interest Income	439	—	17
Less: Foreign Taxes Withheld	(20,179)	—	—
Total Investment Income	4,277,745	4,737,916	47,266
Supervision and Administration Fees(1)	977,170	419,978	25,320
Custodian Fees(2)	122	2,551	1
Total Expenses	977,292	422,529	25,321
Net Expenses	977,292	422,529	25,321
Net Investment Income	3,300,453	4,315,387	21,945
Net Realized Gain (Loss) on:
Investments(3)	28,263,788	(11,538,028)	(1,120,416)
Net Realized Gain (Loss) on Investments	28,263,788	(11,538,028)	(1,120,416)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	53,212,614	(1,379,090)	942,221
Net Change in Unrealized Appreciation (Depreciation) on Investments	53,212,614	(1,379,090)	942,221
Net Realized and Unrealized Gain (Loss) on Investments	81,476,402	(12,917,118)	(178,195)
Net Increase (Decrease) in Net Assets Resulting from Operations	$84,776,855	$(8,601,731)	$(156,250)

(1)
The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(2)	See Note 2 in the Notes to Financial Statements.
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
92

Statements of Changes in Net Assets

	Global X SuperDividend® Alternatives ETF		Global X S&P 500® Quality Dividend ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019
Operations:
Net Investment Income	$1,086,630	$1,424,973	$188,071	$199,835
Net Realized Gain (Loss) on Investments (1)	(4,112,218)	315,095	471,553	197,625
Net Change in Unrealized Appreciation (Depreciation) on Investments	(823,634)	188,022	(252,255)	740,007
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,849,222)	1,928,090	407,369	1,137,467
Distributions	(1,871,599)	(1,722,480)	(208,533)	(188,336)
Return of Capital	(218,100)	—	(950)	—
Capital Share Transactions:
Issued	3,221,003	12,578,798	8,382,103	9,451,209
Redeemed	(5,721,323)	(1,470,485)	(11,557,981)	(3,581,825)
Increase (Decrease) in Net Assets from Capital Share Transactions	(2,500,320)	11,108,313	(3,175,878)	5,869,384
Total Increase (Decrease) in Net Assets	(8,439,241)	11,313,923	(2,977,992)	6,818,515
Net Assets:
Beginning of Year	28,012,092	16,698,169	9,278,206	2,459,691
End of Year	$19,572,851	$28,012,092	$6,300,214	$9,278,206
Share Transactions:
Issued	300,000	850,000	350,000	400,000
Redeemed	(500,000)	(100,000)	(450,000)	(150,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(200,000)	750,000	(100,000)	250,000

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
93

Statements of Changes in Net Assets

	Global X U.S. Preferred ETF		Global X Variable Rate Preferred ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Period Ended November 30, 2020(1)
Operations:
Net Investment Income	$37,998,789	$18,731,741	$57,108
Net Realized Gain (Loss) on Investments (2)	(6,299,727)	1,186,141	84,307
Net Change in Unrealized Appreciation (Depreciation) on Investments	18,485,011	15,846,079	98,014
Net Increase in Net Assets Resulting from Operations	50,184,073	35,763,961	239,159
Distributions	(37,989,950)	(17,959,180)	(49,000)
Capital Share Transactions:
Issued	520,184,945	435,976,798	2,485,001
Redeemed	(248,979,070)	(56,945,881)	(1,326,519)
Increase in Net Assets from Capital Share Transactions	271,205,875	379,030,917	1,158,482
Total Increase in Net Assets	283,399,998	396,835,698	1,348,642
Net Assets:
Beginning of Year	585,150,138	188,314,440	—
End of Year	$868,550,136	$585,150,138	$1,348,641
Share Transactions:
Issued	21,150,000	17,750,000	100,000
Redeemed	(10,500,000)	(2,350,000)	(50,000)
Net Increase in Shares Outstanding from Share Transactions	10,650,000	15,400,000	50,000

(1)	The Fund commenced operations on June 22, 2020.
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
94

Statements of Changes in Net Assets

	Global X MLP ETF		Global X MLP & Energy Infrastructure ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019
Operations:
Net Investment Income (Loss), Net of Taxes	$(6,359,344)	$(4,078,779)	$15,097,236	$22,064,964
Net Realized Loss on Investments (1)	(324,548,352)	(14,517,319)	(91,676,583)	(4,353,061)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,748,459)	(49,933,515)	(34,621,560)	(23,439,187)
Net Decrease in Net Assets Resulting from Operations	(335,656,155)	(68,529,613)	(111,200,907)	(5,727,284)
Distributions	—	—	(41,140,675)	(40,058,250)
Return of Capital	(95,194,445)	(77,728,975)	(6,129,052)	(3,644,335)
Capital Share Transactions:
Issued	448,082,413	389,112,928	261,977,997	494,176,845
Redeemed	(276,699,657)	(124,431,906)	(177,463,590)	(372,827,734)
Increase in Net Assets from Capital Share Transactions	171,382,756	264,681,022	84,514,407	121,349,111
Total Increase (Decrease) in Net Assets	(259,467,844)	118,422,434	(73,956,227)	71,919,242
Net Assets:
Beginning of Year	947,044,534	828,622,100	612,299,814	540,380,572
End of Year	$687,576,690	$947,044,534	$538,343,587	$612,299,814
Share Transactions:
Issued	13,991,667	47,050,000	9,016,667	40,550,000
Redeemed	(9,823,030)	(14,800,000)	(7,069,161)	(30,200,000)
Net Increase in Shares Outstanding from Share Transactions	4,168,637	32,250,000	1,947,506	10,350,000

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
95

Statements of Changes in Net Assets

	Global X TargetIncomeTM 5 ETF		Global X TargetIncomeTM Plus 2 ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019
Operations:
Net Investment Income	$189,117	$96,513	$374,284	$120,186
Net Realized Loss on Investments(1)	(155,034)	(75,388)	(3,386,649)	(77,274)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(59,199)	105,935	64,580	120,084
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,116)	127,060	(2,947,785)	162,996
Distributions	(200,326)	(106,201)	(384,302)	(129,966)
Return of Capital	(31,932)	—	(10,725)	—
Capital Share Transactions:
Issued	8,365,342	—	30,643,465	8,525,580
Redeemed	(4,675,523)	(1,204,575)	(32,186,390)	(1,210,064)
Increase (Decrease) in Net Assets from Capital Share Transactions	3,689,819	(1,204,575)	(1,542,925)	7,315,516
Total Increase (Decrease) in Net Assets	3,432,445	(1,183,716)	(4,885,737)	7,348,546
Net Assets:
Beginning of Year	1,211,717	2,395,433	9,747,091	2,398,545
End of Year	$4,644,162	$1,211,717	$4,861,354	$9,747,091
Share Transactions:
Issued	350,000	—	1,250,000	350,000
Redeemed	(200,000)	(50,000)	(1,450,000)	(50,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	150,000	(50,000)	(200,000)	300,000

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
96

Statements of Changes in Net Assets

	Global X Conscious Companies ETF		Global X Adaptive U.S. Factor ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019
Operations:
Net Investment Income	$3,300,453	$1,109,548	$4,315,387	$5,342,279
Net Realized Gain (Loss) on Investments (1)	28,263,788	1,212,313	(11,538,028)	1,114,850
Net Change in Unrealized Appreciation (Depreciation) on Investments	53,212,614	7,322,687	(1,379,090)	10,482,959
Net Increase (Decrease) in Net Assets Resulting from Operations	84,776,855	9,644,548	(8,601,731)	16,940,088
Distributions	(1,877,907)	(1,418,777)	(5,174,718)	(6,134,537)
Return of Capital	—	—	(635,325)	—
Capital Share Transactions:
Issued	312,745,124	26,031,211	158,831,557	80,979,739
Redeemed	(77,604,275)	(5,301,803)	(189,499,311)	(4,658,957)
Increase (Decrease) in Net Assets from Capital Share Transactions	235,140,849	20,729,408	(30,667,754)	76,320,782
Total Increase (Decrease) in Net Assets	318,039,797	28,955,179	(45,079,528)	87,126,333
Net Assets:
Beginning of Year	85,459,436	56,504,257	189,563,866	102,437,533
End of Year	$403,499,233	$85,459,436	$144,484,338	$189,563,866
Share Transactions:
Issued	14,850,000	1,200,000	6,650,000	3,350,000
Redeemed	(3,300,000)	(250,000)	(8,200,000)	(200,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	11,550,000	950,000	(1,550,000)	3,150,000

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
97

Statements of Changes in Net Assets

	Global X Founder-Run Companies ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019
Operations:
Net Investment Income	$21,945	$12,129
Net Realized Gain (Loss) on Investments (1)	(1,120,416)	117,490
Net Change in Unrealized Appreciation (Depreciation) on Investments	942,221	409,468
Net Increase (Decrease) in Net Assets Resulting from Operations	(156,250)	539,087
Distributions	(13,936)	(73,673)
Capital Share Transactions:
Issued	6,247,607	—
Redeemed	(4,444,963)	(1,022,118)
Increase (Decrease) in Net Assets from Capital Share Transactions	1,802,644	(1,022,118)
Total Increase (Decrease) in Net Assets	1,632,458	(556,704)
Net Assets:
Beginning of Year	4,099,797	4,656,501
End of Year	$5,732,255	$4,099,797
Share Transactions:
Issued	300,000	—
Redeemed	(300,000)	(50,000)
Net Decrease in Shares Outstanding from Share Transactions	—	(50,000)

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
98

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*		Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Global X SuperDividend® Alternatives ETF
2020	14.74	0.66		(2.64)	(1.98)	(0.98)	(0.15)	(0.12)
2019	14.52	0.94		0.44	1.38	(1.07)	(0.09)	—
2018	15.40	0.92		(0.64)	0.28	(1.16)	—	—
2017	14.65	1.04		0.85	1.89	(1.01)	—	(0.13)
2016	14.43	0.99	#	0.53 ^	1.52	(1.15)	—	(0.15)
Global X S&P 500® Quality Dividend ETF
2020	26.51	0.75		(1.24)	(0.49)	(0.82)	—	***
2019	24.60	0.75		1.89	2.64	(0.73)	—	—
2018(1)	25.00	0.26		(0.44)	(0.18)	(0.22)	—	—
Global X U.S. Preferred ETF
2020	24.79	1.33		0.58	1.91	(1.34)	—	—
2019	22.97	1.36		1.83	3.19	(1.37)	—	—
2018	25.03	1.44		(2.08)	(0.64)	(1.42)	—	—
2017(2)	25.08	0.44		(0.25)	0.19	(0.24)	—	—

The accompanying notes are an integral part of the financial statements.
99

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover (%)††

(1.25)	11.51	(13.13)	19,573	0.75		5.61		52.78
(1.16)	14.74	9.89	28,012	0.75		6.39		18.16
(1.16)	14.52	1.89	16,698	0.75		6.19		18.32
(1.14)	15.40	13.24	11,549	0.75		6.75		34.84
(1.30)	14.65	11.04	5,127	0.75		6.78		30.80

(0.82)	25.20	(1.47)	6,300	0.20		3.27		93.40
(0.73)	26.51	11.01	9,278	0.28	‡	2.99		49.18
(0.22)	24.60	(0.72)	2,460	0.36	†	2.70	†	1.18

(1.34)	25.36	8.13	868,550	0.23	^^	5.49		39.14
(1.37)	24.79	14.25	585,150	0.24		5.57		32.93
(1.42)	22.97	(2.72)	188,314	0.23		5.98		42.90
(0.24)	25.03	0.75	26,276	0.23	†	8.01	†	3.82

*	Per share data calculated using average shares method.
**
Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

***	Amount is less than $0.005
#
Effective November 1, 2015, the Fund changed its method for estimating the characterization of amounts distributed by master limited partnerships, which correspondingly impacted the financial highlight ratios and per share disclosures to the extent that the fund recorded investment income that differed from amounts previously estimated.

^
The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

^^	Effective April 1, 2020, the ratio of Expenses to Average Net Assets includes the effect of a waiver. If these offsets were excluded, the ratio would have been 0.23%.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡
Effective April 1, 2019, the Fund’s fees were permanently lowered to 0.20%. Prior to April 1, 2019, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.31% and 0.35%, for the years ended November 30, 2019 and 2018, respectively.

(1)	The Fund commenced operations on July 13, 2018.
(2)	The Fund commenced operations on September 11, 2017.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
100

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Global X Variable Rate Preferred ETF
2020(1)	24.85	0.61	2.00	2.61	(0.49)	—	—
Global X MLP ETF
2020(2)	43.92	(0.26)	(13.13)	(13.39)	—	—	(3.80)
2019(2)	51.24	(0.24)	(2.76)	(3.00)	—	—	(4.32)
2018(2)	56.52	(0.24)	(0.42)	(0.66)	(0.12)	—	(4.50)
2017(2)	67.44	(0.30)	(5.88)	(6.18)	***	—	(4.74)
2016(2)	63.36	(0.42)	9.48	9.06	(0.12)	—	(4.86)
Global X MLP & Energy Infrastructure ETF
2020(3)	33.45	0.71	(5.33)	(4.62)	(1.95)	—	(0.29)
2019(3)	36.39	1.14	(1.89)	(0.75)	(2.01)	—	(0.18)
2018(3)	38.40	1.05	(1.11)	(0.06)	(1.56)	—	(0.39)
2017(3)	44.46	0.93	(4.62)	(3.69)	(2.16)	—	(0.21)
2016(3)	40.41	1.08	4.77	5.85	(1.80)	—	—
Global X TargetIncomeTM 5 ETF
2020	24.23	0.95	(0.68)	0.27	(1.10)	—	(0.18)
2019	23.95	1.43	0.30	1.73	(1.44)	(0.01)	—
2018(4)	25.00	0.48	(1.19)	(0.71)	(0.34)	—	—

The accompanying notes are an integral part of the financial statements.
101

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Tax Expenses (%)		Tax Benefit (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)††

(0.49)	26.97	10.59	1,349	0.25	†	—		—		5.38 †	10.96

(3.80)	26.73	(30.51)	687,577	0.46		0.46		—	^	(0.85)	33.78
(4.32)	43.92	(6.54)	947,045	0.46		—	‡	—	^	(0.46)	55.65
(4.62)	51.24	(1.72)	822,622	0.45		(0.00	)‡	—	^	(0.45)	30.35
(4.74)	56.52	(9.85)	692,954	0.35		(0.11	)‡	—	^	(0.46)	35.11
(4.98)	67.44	15.34	373,566	0.50		0.03	‡	(0.23)	^	(0.70)	37.20

(2.24)	26.59	(13.34)	538,344	0.45		—		—		2.66	35.86
(2.19)	33.45	(2.34)	612,300	0.45		—		—		3.03	36.57
(1.95)	36.39	(0.43)	540,381	0.45		—		—		2.65	25.68
(2.37)	38.40	(8.71)	305,980	0.45		—		—		2.20	40.42
(1.80)	44.46	15.45	130,451	0.45		—		—		2.79	56.14

(1.28)	23.22	1.34	4,644	0.39		—		—		4.16	58.11
(1.45)	24.23	7.54	1,212	0.40		—		—		5.98	63.30
(0.34)	23.95	(2.86)	2,395	0.39	†	—		—		5.65 †	16.00
*	Per share data calculated using average shares method.
**
Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

***	Amount is less than $0.005.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡	The Before Net Deferred tax expense ratios for periods ending November 30, 2016, 2017, 2018, 2019 and 2020 was 0.47%, 0.46%, 0.45%, 0.46%, and 0.45%.
^	The Before Net Tax Benefit for the periods ending November 30, 2016, 2017, 2018, 2019 and 2020 was (0.47%), (0.46%), (0.45%), (0.46%), and (0.39%).
(1)	The Fund commenced operations on June 22, 2020.
(2)	Per share amounts have been adjusted for a 1 for 6 reverse share split on April 28, 2020 (See Note 9 in the Notes to Financial Statements).
(3)	Per share amounts have been adjusted for a 1 for 3 reverse share split on April 28, 2020 (See Note 9 in the Notes to Financial Statements).
(4)	The Fund commenced operations on July 27, 2018.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
102

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Global X TargetIncomeTM Plus 2 ETF
2020	24.37	0.85	(0.09)	0.76	(0.80)	—	(0.02)
2019	23.98	1.06	0.67	1.73	(1.33)	(0.01)	—
2018(1)	25.00	0.47	(1.15)	(0.68)	(0.34)	—	—
Global X Conscious Companies ETF
2020	23.10	0.33	3.32	3.65	(0.27)	(0.02)	—
2019	20.55	0.37	2.68	3.05	(0.50)	—	—
2018	19.23	0.33	1.22	1.55	(0.23)	—	—
2017	15.79	0.26	3.33	3.59	(0.15)	—	—
2016(2)	15.09	0.15	0.55	0.70	—	—	—
Global X Adaptive U.S. Factor ETF
2020	25.79	0.63	(0.67)	(0.04)	(0.70)	(0.05)	(0.09)
2019	24.39	0.89	1.53	2.42	(1.02)	***	—
2018(3)	25.00	0.22	(0.61)	(0.39)	(0.19)	—	(0.03)
Global X Founder-Run Companies ETF
2020	20.50	0.09	8.14	8.23	(0.07)	—	—
2019	18.63	0.05	2.12	2.17	(0.07)	(0.23)	—
2018	17.41	0.04	1.45	1.49	(0.04)	(0.23)	—
2017(4)	15.02	0.04	2.35	2.39	—	—	—

The accompanying notes are an integral part of the financial statements.
103

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover (%)††

(0.82)	24.31	3.22	4,861	0.39		3.53		28.85
(1.34)	24.37	7.44	9,747	0.39		4.37		31.54
(0.34)	23.98	(2.74)	2,399	0.39	†	5.57	†	11.11

(0.29)	26.46	16.01	403,499	0.43		1.45		48.73
(0.50)	23.10	15.35	85,459	0.43		1.73		34.97
(0.23)	20.55	8.16	56,504	0.43		1.65		36.35
(0.15)	19.23	22.95	48,065	0.43		1.50		41.77
—	15.79	4.64	33,163	0.43	†	2.57	†	37.35

(0.84)	24.91	0.14	144,484	0.27		2.78		159.91
(1.02)	25.79	10.27	189,564	0.27		3.63		112.43
(0.22)	24.39	(1.58)	102,438	0.27	†	3.31	†	28.89

(0.07)	28.66	40.29	5,732	0.45		0.39		31.51
(0.30)	20.50	12.05	4,100	0.52		0.29		33.82
(0.27)	18.63	8.67	4,657	0.65		0.13		25.22
—	17.41	15.91	3,483	0.65	†	0.33	†	21.61

*	Per share data calculated using average shares method.
**
Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

***	Amount is less than $0.005.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	The Fund commenced operations on July 27, 2018.
(2)	The Fund commenced operations on July 11, 2016.
(3)	The Fund commenced operations on August 24, 2018.
(4)	The Fund commenced operations on February 13, 2017.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
104

Notes to Financial Statements
November 30, 2020

1. ORGANIZATION
The Global X Funds (the “Trust”) is a Delaware statutory trust formed on March 6, 2008. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of November 30, 2020, the Trust had eighty-seven portfolios, seventy-eight of which were operational. The financial statements herein and the related notes pertain to the Global X SuperDividend® Alternatives ETF, Global X S&P 500® Quality Dividend ETF, Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF, Global X MLP ETF, Global X MLP & Energy Infrastructure ETF, Global X TargetIncomeTM 5 ETF, Global X TargetIncomeTM Plus 2 ETF, Global X Conscious Companies ETF, Global X Adaptive U.S. Factor ETF and Global X Founder-Run Companies ETF (each a “Fund” and collectively, the “Funds”). Each Fund, other than the Global X SuperDividend® Alternatives ETF and Global X Conscious Companies ETF, has elected non-diversified status.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Funds:
USE OF ESTIMATES – The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could materially differ from those estimates.
RETURN OF CAPITAL ESTIMATES – Distributions received by the Funds from underlying master limited partnership (“MLP”) and real estate investment trust (“REIT”) investments generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from the MLPs, REITs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.
MLPs – Certain Funds may invest in MLPs in addition to other exchange-traded securities. MLPs are publicly-traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity-level taxation. To qualify as an MLP, and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural

105

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
resource-based activities, such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units.
Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.
SECURITY VALUATION – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used).
For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less will be valued at their market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)
obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the reporting date. The exchange rates used by the Trust for valuation are captured as of the New York or London close each day.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Funds may fair value their securities if an event that may materially affect the value of the Funds’ securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the securities’ last close and the time that the Funds calculate their net asset values. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Global X Management Company LLC, the Funds’ investment adviser (the “Adviser”), becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate their net asset values, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee. As of November 30, 2020, there were no securities priced using the Fair Value Procedures.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments and fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost); and
Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, and fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the period ended November 30, 2020, there have been no significant changes to the Funds’ fair valuation methodologies.
REPURCHASE AGREEMENTS – Securities pledged as collateral for repurchase agreements by BNP Paribas are held by Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian (“custodian”) and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest.
It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy. The Funds bear the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Funds are prevented from exercising their rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period.

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November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty, and create one single net payment due to or from the Funds.
As of November 30, 2020, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Global X SuperDividend® Alternatives ETF
BNP Paribas	$1,941,378	$1,941,378	$–	$–
Global X U.S. Preferred ETF
BNP Paribas	4,771,747	4,771,747	–	–
Global X MLP & Energy Infrastructure ETF
BNP Paribas	11,132,235	11,132,235	–	–

(1)	Excess collateral received is not presented in the table above. Please refer to the Schedules of Investments for the market value of the collateral received for each Fund.
(2)	Net Amount represents the net amount receivable due from the counterparty in the event of default.

FEDERAL INCOME TAXES – It is each Fund’s intention, except for Global X MLP ETF, to continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Code. Accordingly, no provisions for federal income taxes have been made in the financial statements, except for Global X MLP ETF.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax positions in the current period; however, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), and on-going analysis of and changes to tax laws and regulations, and interpretations thereof. Any foreign tax filings that have not been made will be filed within the prescribed period.
As of and during the year ended November 30, 2020, the Funds, except for Global X MLP ETF, did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as in income

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)
tax expense on the Statement of Operations. During the reporting period, the Funds did not incur any interest or penalties. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Global X MLP ETF is taxed as a regular C‐corporation for federal income tax purposes and as such is obligated to pay federal and applicable state corporate income tax. Currently, the federal income tax rate for a corporation is 21%. This differs from most investment companies, which elect to be treated as “regulated investment companies” under Subchapter M of the Code in order to avoid paying entity level income taxes. Under current law, Global X MLP ETF is not eligible to elect treatment as regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, Global X MLP ETF will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies, which are not so obligated. Global X MLP ETF expects that a portion of the distributions that are received from MLPs may be treated as a tax‐deferred return of capital, thus reducing Global X MLP ETF’s current tax liability. However, the amount of taxes currently paid by Global X MLP ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes have the potential to reduce an investor’s return from an investment in Global X MLP ETF.
SECURITY TRANSACTIONS AND INVESTMENT INCOME – Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.
FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions and translations represent net foreign exchange gains or losses from foreign currency spot contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

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November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – The Funds distribute their net investment income on a pro rata basis. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.
Cash distributions from MLPs to Global X MLP ETF that exceed the Global X MLP ETF’s allocable share of such MLP’s net taxable income are considered tax‐deferred return of capital that will reduce Global X MLP ETF’s adjusted tax basis in the equity securities of the MLP. These reductions in Global X MLP ETF’s adjusted tax basis in MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by Global X MLP ETF on a subsequent sale of the securities. Global X MLP ETF will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax‐deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, Global X MLP ETF may be liable for previously deferred taxes. Global X MLP ETF will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining Global X MLP ETF’s net asset value (“NAV”). From time to time, the Adviser will modify the estimates or assumptions related to Global X MLP ETF’s deferred tax liabilities as new information becomes available. Global X MLP ETF will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an estimated rate attributable to state taxes.
CASH OVERDRAFT CHARGES – Per the terms of an agreement with BBH, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%. Cash overdraft charges are included in custodian fees on the Statements of Operations.
CREATION UNITS – The Funds issue and redeem their shares (“Shares”) on a continuous basis at net asset value (“NAV”) and only in large blocks of 50,000 Shares, referred to as “Creation Units”. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.
An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee per transaction to BBH, the Funds’ custodian, on the date of such redemption, regardless of the number of Creation Units redeemed that day.

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November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
If a Creation Unit is purchased or redeemed for cash, an additional variable fee may be charged. The following table discloses Creation Unit breakdown:
	Creation Unit Shares	Creation Fee	Value at November 30, 2020	Redemption Fee
Global X SuperDividend® Alternatives ETF	50,000	$300	$575,500	$300
Global X S&P 500® Quality Dividend ETF	50,000	500	1,260,000	500
Global X U.S. Preferred ETF	50,000	650	1,268,000	650
Global X Variable Rate Preferred ETF	50,000	300	1,348,500	300
Global X MLP ETF	50,000	250	1,336,500	250
Global X MLP & Energy Infrastructure ETF	50,000	250	1,329,500	250
Global X TargetIncomeTM 5 ETF	50,000	250	1,161,000	250
Global X TargetIncomeTM Plus 2 ETF	50,000	250	1,215,500	250
Global X Conscious Companies ETF	50,000	750	1,323,000	750
Global X Adaptive U.S. Factor ETF	50,000	700	1,245,500	700
Global X Founder-Run Companies ETF	50,000	400	1,433,000	400

3. RELATED PARTY AND SERVICE PROVIDER TRANSACTIONS
On July 2, 2018, the Adviser consummated a transaction pursuant to which it became an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”). In this manner, the Adviser is ultimately controlled by Mirae, which is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group.
The Adviser serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters and provides or causes to be furnished all supervisory, administrative and other services reasonably necessary for the operation of the Funds, including certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment advisory services (provided pursuant to a separate investment advisory agreement), under what is essentially an “all-in” fee structure. For the Adviser’s services to the respective Funds, under the supervision and administration agreement, the Funds pay a monthly fee to the Adviser at the annual rate below (stated as a percentage of the average daily net assets of the respective Fund) (the “Supervision and Administration Fee”). In addition, the Funds bear other expenses, directly and indirectly, that are not covered by the supervision and administration agreement, which may vary and affect the total expense ratios of the Funds, such as taxes, brokerage fees,

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November 30, 2020

3. RELATED PARTY AND SERVICE PROVIDER TRANSACTIONS (continued)
commissions, acquired fund fees and expenses, and other transaction expenses, interest expenses and extraordinary expenses (such as litigation and indemnification expenses).
The following table discloses the rates of Supervision and Administration Fees paid by the Funds pursuant to the supervision and administration agreement:
Supervision and Administration Fee
Global X SuperDividend® Alternatives ETF	0.75%
Global X S&P 500® Quality Dividend ETF	0.20%
Global X U.S. Preferred ETF*	0.23%
Global X Variable Rate Preferred ETF	0.25%
Global X MLP ETF	0.45%
Global X MLP & Energy Infrastructure ETF	0.45%
Global X TargetIncomeTM 5 ETF	0.39%
Global X TargetIncomeTM Plus 2 ETF	0.39%
Global X Conscious Companies ETF	0.43%
Global X Adaptive U.S. Factor ETF	0.27%
Global X Founder-Run Companies ETF	0.45%

* Pursuant to an expense limitation agreement in existence between the Global X U.S. Preferred ETF (the “Fund”) and the Adviser, the Adviser agreed to waive or reimburse fees and/or limit fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.23% of the Fund’s average daily net assets per year, effective April 1, 2020, until at least April 1, 2021.
SEI Investments Global Funds Services (“SEIGFS”) serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with required general administrative services, including, without limitation: office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAVs; and assistance with the preparation and filing of reports, registration statements, proxy statements and other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser.
SEI Investments Distribution Co. (“SIDCO”) serves as the Funds’ underwriter and distributor of Creation Units pursuant to a distribution agreement. SIDCO has no obligation to sell any specific quantity of Fund Shares. SIDCO bears the following costs and expenses relating to the distribution of Shares: (1) the costs of processing and

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November 30, 2020

3. RELATED PARTY AND SERVICE PROVIDER TRANSACTIONS (continued)
maintaining records of creations of Creation Units; (2) all costs of maintaining the records required of a registered broker/dealer; (3) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (4) filing fees; and (5) all other expenses incurred in connection with the distribution services as contemplated in the distribution agreement. SIDCO receives no fee from the Funds for its distribution services under the distribution agreement; rather, the Adviser compensates SIDCO for certain expenses, out-of-pocket costs, and transaction fees.
BBH serves as custodian and transfer agent of the Funds’ assets. As custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of the Funds, (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties, and (4) make periodic reports to the Funds concerning the Funds’ operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As transfer agent, BBH has agreed to (1) issue and redeem Shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties, (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
4. INVESTMENT TRANSACTIONS
For the period ended November 30, 2020, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government, and short-term securities were:
2020	Purchases	Sales and Maturities
Global X SuperDividend® Alternatives ETF	$10,303,297	$11,678,474
Global X S&P 500® Quality Dividend ETF	5,598,763	5,583,294
Global X U.S. Preferred ETF	268,182,064	267,767,502
Global X Variable Rate Preferred ETF	263,580	257,764
Global X MLP ETF	253,331,458	631,641,629
Global X MLP & Energy Infrastructure ETF	202,545,668	267,563,595
Global X TargetIncomeTM 5 ETF	2,496,772	2,507,987
Global X TargetIncomeTM Plus 2 ETF	2,843,446	2,857,458
Global X Conscious Companies ETF	116,345,796	112,913,445
Global X Adaptive U.S. Factor ETF	246,595,913	247,489,921
Global X Founder-Run Companies ETF	1,703,809	1,688,203

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November 30, 2020

4. INVESTMENT TRANSACTIONS (continued)
For the periods ended November 30, 2020 and November 30, 2019, in-kind transactions associated with creations and redemptions were, respectively:
2020	Purchases	Sales	Realized Gain / (Loss)
Global X SuperDividend® Alternatives ETF	$3,217,688	$5,040,683	$(384,435)
Global X S&P 500® Quality Dividend ETF	8,364,729	11,544,814	1,162,033
Global X U.S. Preferred ETF	517,546,492	248,422,827	7,241,591
Global X Variable Rate Preferred ETF	2,484,728	1,326,703	81,942
Global X MLP ETF	447,418,366	–	–
Global X MLP & Energy Infrastructure ETF	261,376,336	136,501,476	15,168,807
Global X TargetIncomeTM 5 ETF	8,358,749	4,693,154	3,385
Global X TargetIncomeTM Plus 2 ETF	30,636,646	32,171,555	(3,229,381)
Global X Conscious Companies ETF	310,608,247	77,589,333	31,368,246
Global X Adaptive U.S. Factor ETF	157,955,935	188,910,310	17,541,617
Global X Founder-Run Companies ETF	6,242,948	4,435,220	(1,104,663)

2019	Purchases	Sales	Realized Gain / (Loss)
Global X SuperDividend® Alternatives ETF	$12,537,203	$1,303,100	$94,283
Global X S&P 500® Quality Dividend ETF	9,443,686	3,574,879	393,983
Global X U.S. Preferred ETF	435,632,340	55,599,414	2,931,505
Global X MLP ETF	388,407,175	–	–
Global X MLP & Energy Infrastructure ETF	493,182,191	284,980,056	31,252,724
Global X TargetIncomeTM 5 ETF	–	1,204,732	1,260
Global X TargetIncomeTM Plus 2 ETF	8,518,609	1,210,230	(22,076)
Global X Conscious Companies ETF	25,986,382	5,288,419	1,691,105
Global X Adaptive U.S. Factor ETF	80,114,085	4,658,062	329,700
Global X Founder-Run Companies ETF	–	1,021,446	192,373

During the period ended November 30, 2020, there were no purchases or sales of long-term U.S. Government securities by the Funds.
5. TAX INFORMATION
Global X MLP ETF recognizes interest and penalties, if any, related to unrecognized tax benefits within the income tax expense line in the accompanying Statement of Operations. Accrued interest and penalties, if any, are included within the related tax liability line in the Statement of Assets and Liabilities. For the period ended November 30, 2020, Global X MLP ETF did not incur any interest or penalties.
Since Global X MLP ETF will be subject to taxation on its taxable income, the NAV of Global X MLP ETF shares will also be reduced by the accrual of any current and deferred tax liabilities.

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November 30, 2020

5. TAX INFORMATION (continued)
Global X MLP ETF’s income tax expense/(benefit) consists of the following for the period ended November 30, 2020:
	Current MLP	Deferred MLP	Total MLP
Federal	$2,906,395	$(72,076,308)	$(69,169,913)
State	500,525	(7,515,704)	(7,015,179)
Valuation allowance	–	79,592,012	79,592,012
Total tax expense (benefit)	$3,406,920	$–	$3,406,920

For the year ended November 30, 2020, Global X MLP ETF’s blended state income tax rate decreased from 2.28% to 2.22% due to anticipated change in state apportionment of income and gains.
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.
Components of the Global X MLP ETF’s deferred tax assets and liabilities are as follows:
For the year ended November 30, 2020:
MLP
Deferred tax assets:
Capital loss carryforward	$43,460,597
Net unrealized loss on investments	74,584,207
Other	1,829,426
Less valuation allowance	(119,874,230)
Net Deferred Tax Asset	$–

Global X MLP ETF reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Global X MLP ETF are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by Global X MLP ETF in those years. Prior to the passing of the CARES Act, Net Operating Losses (“NOLs”) were subject to the Tax Cuts and Jobs Act (TCJA) but are now governed under the CARES Act. Under the CARES Act, NOLs arising in tax years beginning after December 31, 2017, and before January 1, 2021 may be carried back five tax years and carried forward twenty years. Since the enactment of the TCJA, NOLs generally could not be carried back but could be carried

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November 30, 2020

5. TAX INFORMATION (continued)
forward indefinitely. Further, the TCJA limited NOL absorption to 80% of taxable income. The CARES Act temporarily removes the 80% limitation, reinstating it for tax years beginning after December 31, 2020. Global X MLP ETF is anticipating to utilize all net operating loss carryforwards in the current year.
Global X MLP ETF has estimated capital loss carryforwards for federal income tax purposes as follows:
	Year Ended	Amount	Expiration
Global X MLP ETF	11/30/2016	$9,483,687	11/30/2021
	11/30/2019	54,795,128	11/30/2024
	11/30/2020	122,889,991	11/30/2025

Based upon Global X MLP ETF’s assessment, it has been determined that it is not more likely than not that Global X MLP ETF’s deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for Global X MLP ETF’s deferred tax assets. Global X MLP ETF will continue to assess the need for a valuation allowance in the future. Significant increases or declines in the fair value of its portfolio of investments may change Global X MLP ETF’s assessment of the recoverability of these assets and may result in the recording or removal of a valuation allowance against all or a portion of the Global X MLP ETF’s gross deferred tax assets.
Total income tax expense/(benefit) (current and deferred) during the period ended November 30, 2020, differs from the amount computed by applying the federal statutory income tax rate of 21% for Global X MLP ETF to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:
For the year ended November 30, 2020:
	MLP
Income tax (benefit) at statutory rate	$(69,772,339)	21.00%
State income taxes (net of federal benefit)	(7,375,933)	2.22%
Permanent differences, net	(74,765)	0.02%
Effect of state tax rate change	103,809	(0.03)%
Other adjustments	934,136	(0.28)%
Change in valuation allowance	79,592,012	(23.96)%
Net income tax expense/(benefit)	$3,406,920	(1.03)%

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November 30, 2020

5. TAX INFORMATION (continued)
Global X MLP ETF recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed Global X MLP ETF’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of Global X MLP ETF. No U.S. federal or state income tax returns are currently under examination. The tax years ended November 30, 2020, 2019, 2018, and 2017, remain subject to examination by tax authorities in the United States. Due to the nature of Global X MLP ETF’s investments, Global X MLP ETF may be required to file income tax returns in several states. Global X MLP ETF is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of Global X MLP ETF’s investments, Global X MLP ETF may be required to file franchise state tax returns in several states.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.
The permanent differences primarily consist of REIT adjustments, reclassification of distributions, investments in publically traded partnerships, and preferred stock adjustments. The permanent differences that are credited or charged to Paid In Capital and distributable earnings are primarily related to redemptions in kind and return of capital distributions. These differences have been reclassified to/from the following accounts during the fiscal year ended November 30, 2020:

118

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
Global X Funds	Paid-in Capital	Distributable Earnings (Loss)
Global X SuperDividend® Alternatives ETF	$(456,033)	$456,033
Global X S&P 500® Quality Dividend ETF	1,148,955	(1,148,955)
Global X U.S. Preferred ETF	5,941,966	(5,941,966)
Global X Variable Rate Preferred ETF	82,711	(82,711)
Global X MLP & Energy Infrastructure ETF	(1,116,975)	1,116,975
Global X TargetIncomeTM 5 ETF	3,061	(3,061)
Global X TargetIncomeTM Plus 2 ETF	(3,228,371)	3,228,371
Global X Conscious Companies ETF	31,250,258	(31,250,258)
Global X Adaptive U.S. Factor ETF	17,078,988	(17,078,988)
Global X Founder-Run Companies ETF	(1,113,528)	1,113,528

The tax character of dividends and distributions declared during the years or periods ended November 30, 2020 and November 30, 2019 were as follows:
Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Global X SuperDividend® Alternatives ETF
2020	$1,871,599	$–	$218,100	$2,089,699
2019	1,697,638	24,842	–	1,722,480
Global X S&P 500® Quality Dividend ETF
2020	$208,533	$–	$950	$209,483
2019	187,572	764	–	188,336
Global X U.S. Preferred ETF
2020	$37,989,950	$–	$–	$37,989,950
2019	17,959,180	–	–	17,959,180
Global X Variable Rate Preferred ETF
2020	$49,000	$–	$–	$49,000
Global X MLP ETF
2020	$–	$–	$95,194,445	$95,194,445
2019	–	–	77,728,975	77,728,975
Global X MLP & Energy Infrastructure ETF
2020	$41,140,675	$–	$6,129,052	$47,269,727
2019	40,058,250	–	3,644,335	43,702,585
Global X TargetIncomeTM 5 ETF
2020	$200,326	$–	$31,932	$232,258
2019	106,201	–	–	106,201
Global X TargetIncomeTM Plus 2 ETF
2020	$384,302	$–	$10,725	$395,027
2019	129,966	–	–	129,966
Global X Conscious Companies ETF
2020	$1,788,344	$89,563	$–	$1,877,907
2019	1,418,777	–	–	1,418,777

119

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Global X Adaptive U.S. Factor ETF
2020	$4,904,671	$270,047	$635,325	$5,810,043
2019	5,613,976	520,561	–	6,134,537
Global X Founder-Run Companies ETF
2020	$13,936	$–	$–	$13,936
2019	70,597	3,076	–	73,673

As of November 30, 2020, the components of tax basis distributable earnings (accumulated losses) were as follows:
	Global X Funds
	Global X SuperDividend® Alternatives ETF	Global X S&P 500® Quality Dividend ETF	Global X U.S. Preferred ETF	Global X Variable Rate Preferred ETF
Undistributed Ordinary Income	$–	$–	$1,771,520	$3,941
Capital Loss Carryforwards	(3,378,584)	(840,623)	(12,846,320)	–
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(2,262,033)	405,294	23,906,150	97,649
Other Temporary Differences	(6,401)	(1)	(1,016,908)	5,858
Total Distributable Earnings (Accumulated Losses)	$(5,647,018)	$(435,330)	$11,814,442	$107,448

	Global X Funds
	Global X MLP & Energy Infrastructure ETF	Global X TargetIncomeTM 5 ETF	Global X TargetIncomeTM Plus 2 ETF
Capital Loss Carryforwards	$(147,418,883)	$(227,414)	$(214,016)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(181,351,039)	(85,954)	64,026
Other Temporary Differences	(5)	–	1
Total Accumulated Losses	$(328,769,927)	$(313,368)	$(149,989)

120

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
	Global X Funds
	Global X Conscious Companies ETF	Global X Adaptive U.S. Factor ETF	Global X Founder-Run Companies ETF
Undistributed Ordinary Income	$2,055,988	$–	$17,871
Capital Loss Carryforwards	(3,105,676)	(25,615,402)	(93,685)
Unrealized Appreciation on Investments and Foreign Currency	66,022,197	4,102,064	1,096,883
Other Temporary Differences	(1)	2	(1)
Total Distributable Earnings (Accumulated Losses)	$64,972,508	$(21,513,336)	$1,021,068

For taxable years beginning after December 22, 2010, a registered investment company is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:
Global X Funds	Short-Term Loss	Long-Term Loss	Total
Global X SuperDividend® Alternatives ETF	$1,529,102	$1,849,482	$3,378,584
Global X S&P 500® Quality Dividend ETF	$712,760	$127,863	$840,623
Global X U.S. Preferred ETF	$9,636,726	$3,209,593	$12,846,319
Global X MLP ETF	$9,483,687	$177,685,119	$187,168,806
Global X MLP & Energy Infrastructure ETF	$37,542,091	$109,876,792	$147,418,883
Global X TargetIncomeTM 5 ETF	$225,711	$1,703	$227,414
Global X TargetIncomeTM Plus 2 ETF	$189,882	$24,134	$214,016
Global X Conscious Companies ETF	$1,834,857	$1,270,819	$3,105,676
Global X Adaptive U.S.Factor ETF	$17,888,392	$7,727,010	$25,615,402
Global X Founder-Run Companies ETF	$–	$93,685	$93,685

During the year ended November 30, 2020 the following funds utilized capital loss carryforwards to offset capital gains amounting to:
Global X Funds	Short-Term Loss	Long-Term Loss	Total
Global X Founder-Run Companies ETF	$24,238	$–	$24,238

121

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
The adjusted cost basis of investments and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at November 30, 2020 for federal income tax purposes, were as follows:
Global X Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global X SuperDividend® Alternatives ETF	$23,996,388	$1,240,712	$(3,502,745)	$(2,262,033)
Global X S&P 500® Quality Dividend ETF	5,879,266	705,021	(299,727)	405,294
Global X U.S. Preferred ETF	845,759,530	30,135,426	(6,229,276)	23,906,150
Global X Variable Rate Preferred ETF	1,245,827	99,790	(2,141)	97,649
Global X MLP ETF	1,008,588,471	10,866,295	(332,073,021)	(321,206,726)
Global X MLP & Energy Infrastructure ETF	731,854,004	12,692,894	(194,043,933)	(181,351,039)
Global X TargetIncomeTM 5 ETF	4,729,897	29,701	(115,654)	(85,953)
Global X TargetIncomeTM Plus 2 ETF	4,792,916	106,973	(42,946)	64,027
Global X Conscious Companies ETF	337,198,019	67,187,596	(1,165,399)	66,022,197
Global X Adaptive U.S. Factor ETF	139,924,567	12,432,704	(8,330,640)	4,102,064
Global X Founder-Run Companies ETF	4,636,160	1,418,373	(321,491)	1,096,882

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, mark-to-market treatment of passive foreign investment companies and adjustments in preferred stock and partnerships.
6. CONCENTRATION OF RISKS
The Funds may invest in securities in a particular asset class. Securities and other assets held in each Fund’s portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes. The Funds, except for Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF, Global X TargetIncomeTM 5 ETF and Global X TargetIncomeTM Plus 2 ETF, use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of an underlying index in approximately the same proportions as in the underlying index. These Funds may utilize a representative sampling strategy with respect to their underlying index when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow its underlying index, or, in certain instances, when securities in the underlying index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Funds but not the underlying index). The Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF, Global X TargetIncomeTM 5 ETF and Global X TargetIncomeTM Plus 2 ETF use a representative sampling strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Fund’s underlying index in terms of key risk factors, performance attributes and other characteristics. A more complete description of risks is included in each Fund’s prospectus and statement of additional information.

122

Notes to Financial Statements (continued)
November 30, 2020

6. CONCENTRATION OF RISKS (continued)
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
The London Interbank Offered Rate, or “LIBOR,” the offered rate for short-term Eurodollar deposits between major international banks, is used extensively in the United States and globally as a reference rate in various financing and commercial transactions. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the financial markets generally, transactions that use LIBOR as a reference rate and financial institutions that engage in such transactions, including issuers of securities in which a Fund may invest. As such, the potential effect of a transition away from LIBOR on a Fund’s investments cannot yet be determined.
Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls (i.e., government measures designed to limit the flow of foreign capital in and out of the domestic economy) and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund, and cause a Fund to decline in value.
7. LOANS OF PORTFOLIO SECURITIES
The Funds may lend portfolio securities having a market value up to one-third of the Funds’ total assets. Security loans made pursuant to a securities lending agreement with BBH are required at all times to be secured by collateral equal to at least 102% for U.S.-based securities and 105% for foreign-based securities. Such collateral received in connection with these loans will be cash and can be invested in repurchase agreements, short-term investments or U.S. Treasury obligations and is recognized in the Schedule of Investments and Statement of Assets and Liabilities. The obligation to return securities lending collateral is also recognized as a liability in the Statement of Assets and Liabilities. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

123

Notes to Financial Statements (continued)
November 30, 2020

7. LOANS OF PORTFOLIO SECURITIES (continued)
Lending securities entails a risk of loss to the Funds if and to the extent that the market values of the securities loaned were to increase and the borrower did not increase the collateral accordingly and the borrower failed to return the securities. The Funds could also experience delays and costs gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.
As of November 30, 2020, the value of securities on loan was $2,101,993, $5,283,518, and $12,107,750 for the Global X SuperDividend® Alternatives ETF, Global X U.S. Preferred ETF, and Global X MLP & Energy Infrastructure ETF, respectively, and the cash collateral received from securities on loan was $2,211,515, $5,435,720 and $12,681,250 for Global X MLP & Energy Infrastructure ETF, Global X U.S. Preferred ETF, and Global X SuperDividend® Alternatives ETF, respectively.
As of November 30, 2020, the following Funds had securities on loan, by counterparty:
	Market Value	Cash Collateral
Global X SuperDividend® Alternatives ETF
BofA Securities, Inc.	$26,400	$27,000
JPMorgan	1,791,331	1,889,750
Morgan Stanley	284,262	294,765
Global X U.S. Preferred ETF
JPMorgan	437,429	452,625
National Financial Services	4,296,750	4,413,440
UBS Securities, LLC	7,899	8,055
Wells Fargo Securities, LLC	541,440	561,600
Global X MLP & Energy Infrastructure
Barclays Capital, Inc.	5,735,250	6,018,750
Goldman Sachs & Co.	6,372,500	6,662,500

8. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior gains or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.
Pursuant to the Trust’s organizational documents, the Trustees of the Trust and the Trust’s officers are indemnified against certain liabilities that may arise out of the performance of their duties.

124

Notes to Financial Statements (continued)
November 30, 2020

9. REVERSE SHARE SPLIT
Effective April 28, 2020, the Global X MLP ETF executed a 1-for-6 reverse share split for shareholders of record after the close of markets on April 27, 2020. The effect of this transaction for the Fund was to divide the number of outstanding Shares of the Fund by six, resulting in a corresponding increase in the NAV per Share. The capital share activity presented in the statement of changes in net assets for each of the years in the period then ended, and per share data in the financial highlights for each of the years in the period then ended, have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.
Effective April 28, 2020, the Global X MLP & Energy Infrastructure ETF executed a 1-for-3 reverse share split for shareholders of record after the close of markets on April 27, 2020. The effect of this transaction for the Fund was to divide the number of outstanding Shares of the Fund by three, resulting in a corresponding increase in the NAV per Share. The capital share activity presented in the statement of changes in net assets for each of the years in the period then ended, and per share data in the financial highlights for each of the years in the period then ended, have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.
10. SUBSEQUENT EVENTS
The Funds have been evaluated regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional adjustments were required to the financial statements.

125

Notes to Financial Statements (concluded)
November 30, 2020

11. OTHER MATTER
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments and negatively impact Fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by their service providers.

126

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of each of the eleven funds indicated in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eleven of the funds constituting the Global X Funds, hereafter collectively referred to as the “Funds”) as of November 30, 2020, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2020, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below, and each of their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Global X SuperDividend® Alternatives ETF (1)	Global X MLP & Energy Infrastructure ETF (1)
Global X S&P 500® Quality Dividend ETF (1)	Global X TargetIncome™ 5 ETF (1)
Global X U.S. Preferred ETF (1)	Global X TargetIncome™ Plus 2 ETF (1)
Global X Conscious Companies ETF (1)	Global X Founder-Run Companies ETF (1)
Global X Adaptive U.S. Factor ETF (1)	Global X Variable Rate Preferred ETF (2)
Global X MLP ETF (1)

(1)	The related statements of operations for the year ended November 30, 2020, and statements of changes in net assets for each of the two years in the period ended November 30, 2020
(2)	The related statements of operations and changes in net assets for the period June 22, 2020 (commencement of operations) through November 30, 2020

127

Report of Independent Registered Public Accounting Firm

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 27, 2021
We have served as the auditor of one or more investment companies in the Global X Funds since 2016.

128

Disclosure of Fund Expenses (unaudited)

All exchange traded funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for any brokerage fees as a result of his or her investment in the Fund. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the examples below.
Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire period (June 1, 2020 to November 30, 2020).
The table below illustrates your Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

129

Disclosure of Fund Expenses (unaudited)

	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Annualized Expense Ratios	Expenses Paid During Period(1)
Global X SuperDividend® Alternatives ETF
Actual Fund Return	$1,000.00	$1,122.90	0.75%	$3.98
Hypothetical 5% Return	1,000.00	1,021.25	0.75	3.79

Global X S&P 500® Quality Dividend ETF
Actual Fund Return	$1,000.00	$1,190.80	0.20%	$1.10
Hypothetical 5% Return	1,000.00	1,024.00	0.20	1.01

Global X U.S. Preferred ETF
Actual Fund Return	$1,000.00	$1,091.10	0.23%	$1.20
Hypothetical 5% Return	1,000.00	1,023.85	0.23	1.16

Global X Variable Rate Preferred ETF*
Actual Fund Return	$1,000.00	$1,105.90	0.25%	$1.17	(2)
Hypothetical 5% Return	1,000.00	1,023.75	0.25	1.26

Global X MLP ETF
Actual Fund Return	$1,000.00	$971.70	1.49%	$7.34
Hypothetical 5% Return	1,000.00	1,017.55	1.49	7.52

Global X MLP & Energy Infrastructure ETF
Actual Fund Return	$1,000.00	$1,084.00	0.45%	$2.34
Hypothetical 5% Return	1,000.00	1,022.75	0.45	2.28

Global X TargetIncomeTM 5 ETF
Actual Fund Return	$1,000.00	$1,075.00	0.39%	$2.02
Hypothetical 5% Return	1,000.00	1,023.05	0.39	1.97

Global X TargetIncomeTM Plus 2 ETF
Actual Fund Return	$1,000.00	$1,045.80	0.39%	$1.99
Hypothetical 5% Return	1,000.00	1,023.05	0.39	1.97

Global X Conscious Companies ETF
Actual Fund Return	$1,000.00	$1,226.20	0.43%	$2.39
Hypothetical 5% Return	1,000.00	1,022.85	0.43	2.17

Global X Adaptive U.S. Factor ETF
Actual Fund Return	$1,000.00	$1,223.30	0.27%	$1.50
Hypothetical 5% Return	1,000.00	1,023.65	0.27	1.37

Global X Founder-Run Companies ETF
Actual Fund Return	$1,000.00	$1,323.20	0.45%	$2.61
Hypothetical 5% Return	1,000.00	1,022.75	0.45	2.28

130

Disclosure of Fund Expenses (unaudited)

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 162/366 (to reflect the period from inception to date).
*	The Fund commenced operations on June 22, 2020.

131

Approval of Investment Advisory Agreement (unaudited)

Approval of New Investment Advisory and Supervision and Administration Agreements
Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), requires that the board of trustees of an exchange-traded fund (“ETF”), including a majority of those trustees who are not “interested persons” of the ETF, as defined in the 1940 Act (“Independent Trustees”), consider on an initial basis and periodically thereafter (as required by the 1940 Act), at an in person meeting called for such purpose, the terms of each ETF’s investment advisory agreement and whether to approve entering into, or renewing, each agreement.
At a Board meeting of the Global X Funds (the “Trust”) held in person on February 18, 2020 (the “New Fund Board Meeting”), the Board of Trustees (the “Board”) (including the Trust’s Independent Trustees, voting separately) considered and unanimously approved (i) the initial Investment Advisory Agreement (the “New Investment Advisory Agreement”) for the Global X Variable Rate Preferred ETF (the “New Fund”) and (ii) the initial Supervision and Administration Agreement between the Trust (the “New Supervision and Administration Agreement”), on behalf of the New Fund, and Global X Management Company LLC (“Global X Management”). The New Advisory Agreement and New Supervision and Administration Agreement are referred to collectively as the “New Fund Agreements.”
At a Board meeting of the Trust held via videoconference November 11, 2020(1), called for such purpose, the Board (including the Trust’s Independent Trustees, voting separately) considered and unanimously approved the continuation of (i) the Investment Advisory Agreement (“Renewal Investment Advisory Agreement”) for each Fund included in this Annual Report (each, a “Renewal Fund”); and (ii) the Supervision and Administration Agreement between the Trust (“Renewal Supervision and Administration Agreement”), on behalf of each Renewal Fund, and Global X Management. The Renewal Investment Advisory Agreement and the Renewal Supervision and Administration Agreement are referred to herein as the “Renewal Agreements.”
In advance of the Board meetings, the Board (including the Trust’s Independent Trustees) and the Independent Trustees’ independent legal counsel requested (in writing) detailed information from Global X Management in connection with the Board’s consideration of the Renewal Agreements and New Fund Agreements and received and reviewed written responses from Global X Management and supporting materials relating to those requests for information. In the course of their consideration of the Renewal Agreements and New Fund Agreements, the Trust’s Independent Trustees were advised by their independent legal counsel and, in addition to meetings with management of Global X Management, the Independent Trustees met separately in executive sessions with their counsel.
NEW FUND AGREEMENTS
(1) This meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

132

Approval of Investment Advisory Agreement (unaudited) (continued)

In determining to approve the New Fund Agreements for the New Fund, the Board considered a variety of factors, including the factors discussed in greater detail below.
Nature, Extent and Quality of Services
With respect to this factor, the Board considered:
• the terms of the New Fund Agreements and the range of services proposed to be provided to the New Fund in accordance with the New Fund Agreements;
• Global X Management’s key personnel and the portfolio managers who would provide investment advisory, supervision and administrative services to the New Fund;
• Global X Management’s responsibilities under the New Fund Agreements to, among other things, (i) manage the investment operations of the New Fund and the composition of the New Funds’ assets, including the purchase, retention and disposition of its holdings, (ii) provide quarterly reports to the Trust’s officers and the Board and other reports as the Board deems necessary or appropriate, (iii) vote proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by the New Fund, (iv) select broker-dealers to execute portfolio transactions for the New Fund when necessary, (v) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of the New Fund, and the periodic updating of the registration statements, prospectuses, statements of additional information, and other reports and documents for the New Fund that are required to be filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) and other regulatory or governmental bodies, and (vi) monitor anticipated purchases and redemptions of the shares (including Creation Units) of the New Fund by shareholders and new investors;
• the nature, extent and quality of all of the services (including advisory, administrative and compliance services) that are proposed to be provided by Global X Management or made available to the New Fund; and
• the quality of Global X Management’s resources and personnel that would be made available to the New Fund, including Global X Management’s experience and the professional qualifications of Global X Management’s key personnel.
Based on these considerations, the Board concluded, at the New Fund Board Meeting, that it was satisfied with the nature, extent and quality of the services proposed to be provided to the New Fund by Global X Management.
Performance
The Board determined that, because the New Fund had not yet begun investment operations as of the dates of the New Fund Board Meeting, meaningful data relating to the investment performance of the New Fund was not available and, therefore, could not be a factor in approving the New Fund Agreements.
Cost of Services and Profitability

133

Approval of Investment Advisory Agreement (unaudited) (continued)

With respect to this factor, the Board considered:
• Global X Management’s expected costs to provide investment management, supervision and administrative and related services to the New Fund;
• The management fee (including the proposed investment advisory fee) (“Management Fee”) that was proposed to be borne by the New Fund under the respective New Fund Agreement for the various investment advisory, supervisory and administrative services that the New Fund requires under a unitary fee structure (including the types of fees and expenses that are not included within the unitary fee and would be borne by the New Fund); and
• the expected profitability to Global X Management, if any, from all of the services proposed to be provided to the New Fund by Global X Management and all aspects of the relationship between Global X Management and the New Fund.
Based on these considerations, the Board concluded that the proposed Management Fee to be paid by the New Fund to Global X Management, in light of the nature, extent and quality of the services to be provided, was reasonable and in the best interests of the New Fund’s shareholders.
Comparison of Fees and Services
With respect to this factor, the Board considered:
• comparative information with respect to the proposed Management Fee to be paid to Global X Management by the New Fund. In connection with this consideration, Global X Management provided the Board with comparative expense data for the New Fund, including fees and expenses paid by unaffiliated similar specialized and/or focused ETFs, and/or other similar registered funds.  The Board considered Global X Management’s detailed explanation of the proposed fee structures of any New Fund that was above the average or median for the New Fund’s peer group;
• the structure of the proposed unitary Management Fee (which includes as one component the proposed investment advisory fee for the New Fund) and the expected total expense ratios for the New Fund. In this regard, the Board took into consideration that the purpose of adopting a unitary Management Fee structure for the New Fund was to create a simple, all-inclusive fee that would provide a level of predictability with respect to the overall expense ratios (i.e., the total fees) of the New Fund and that the proposed Management Fee for the New Fund was set at a competitive level to make the New Fund viable in the marketplace; and
• that, under the proposed unified Management Fee structure, Global X Management would be responsible for most ordinary expenses of the New Fund, including the costs of various third-party services required by the New Fund, including investment advisory, administrative, audit, certain custody, portfolio accounting, legal,

134

Approval of Investment Advisory Agreement (unaudited) (continued)

transfer agency and printing costs, but that the New Fund would bear other expenses not covered under the proposed all-inclusive Management Fee, such as taxes, brokerage fees, commissions, and other transaction expenses, interest expenses, and extraordinary expenses.
Based on these considerations, the Board concluded, at the New Fund Board Meeting, that the services to be received and the fees to be charged under the applicable New Fund Agreements were reasonable on a comparative basis.
Economies of Scale
With respect to this factor, the Board considered:
• the extent to which economies of scale would be realized as the New Fund grows and whether the proposed unitary Management Fees for the New Fund reflected these economies of scale;
• the significant investment of time, personnel and other resources that Global X Management intends to make in the New Fund in order to seek to assure that the New Fund is attractive to investors; and
• that the proposed unitary Management Fee would provide a high level of certainty as to the total level of expenses for the New Fund and its shareholders.
Based on these considerations, the Board concluded, at the New Fund Board Meeting, that the proposed unitary Management Fees for the New Fund appropriately addressed economies of scale.
Other Benefits
In considering each New Fund Agreement, in addition to the factors discussed above, the Board considered other benefits that may be realized by Global X Management as a result of its relationships with the New Fund. As a result, the Board concluded that, in the case of the New Fund, in the exercise of the Board’s business judgement, all information the Board considered supported approval of the applicable New Fund Agreements.
Conclusion
After full consideration of the factors above, as well as other factors that were instructive in their consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the New Fund Agreements were fair and reasonable and in the best interest of the New Fund.

135

Approval of Investment Advisory Agreement (unaudited) (continued)

In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.
RENEWAL AGREEMENTS
In determining to approve the continuation of the Renewal Agreements for the Renewal Funds, the Board considered a variety of factors, including the factors discussed in greater detail below.
Nature, Extent and Quality of Services
With respect to this factor, the Board considered:
• the terms of the Renewal Agreements and the range of services that would continue to be provided to each Renewal Fund in accordance with the Renewal Agreements;
• Global X Management’s key personnel and the portfolio managers who would continue to provide investment advisory, supervision and administrative services to each Renewal Fund;
• Global X Management’s responsibilities under the Renewal Agreements, among other things, to: (i) manage the investment operations of the Renewal Funds and the composition of the Renewal Funds’ assets, including the purchase, retention and disposition of their holdings, (ii) provide quarterly reports to the Trust’s officers and the Board and other reports as the Board deems necessary or appropriate, (iii) vote proxies, exercise consents, and exercise all other rights relating to securities and assets held by the Renewal Funds, (iv) select broker-dealers to execute portfolio transactions for the Renewal Funds when necessary, (v) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of the Renewal Funds, and the periodic updating of the registration statement, prospectuses, statements of additional information, and other reports and documents for the Renewal Funds that are required to be filed by the Trust with the SEC and other regulatory and governmental bodies, and (vi) monitor anticipated purchases and redemptions of the shares (including Creation Units) of the Renewal Funds by shareholders and new investors;
• the nature, extent and quality of all of the services (including advisory, administrative and compliance services) that have been provided by Global X Management or made available to the Renewal Funds; and
• the quality of Global X Management’s resources and personnel that would continue to be made available to the Renewal Funds, including Global X Management’s experience and the professional qualifications of Global X Management’s key personnel.

136

Approval of Investment Advisory Agreement (unaudited) (continued)

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Renewal Funds by Global X Management.
Performance
The Board considered the performance of each Renewal Fund. They examined the performance of the Renewal Funds for the one-year, three-year, five-year and since-inception periods, as applicable. Also, the Board considered the total return and investments performance of the Renewal Funds relative to (i) the performance of unaffiliated comparable ETFs and/or other registered funds, which performance information is publicly available from such registered funds, as well as other third party sources; and (ii) the performance of pertinent indexes. The Board considered instances of under-performance and over-performance with respect to the competitor funds. The Board also considered the Renewal Funds’ tracking against their underlying indexes in absolute terms.
Based on these considerations and comparisons, the Board concluded that the investment performance of the Renewal Funds did not adversely affect the Board’s approval of the continuance of the Renewal Agreements.
Cost of Services and Profitability
The Board considered Global X Management’s cost to provide investment management, supervision and administrative and related services to the Renewal Funds. In this regard, the Board considered the management fee (“Management Fee”) that has been borne or is expected to be borne by the Renewal Funds under the Renewal Agreements for the various investment advisory, supervisory and administrative services that the Renewal Funds require under a unitary fee structure (including the types of fees and expenses that are not included within the unitary fee and would be borne by the Renewal Funds).
In addition, the Board considered expected profitability to Global X Management, as applicable, from all services provided or expected to be provided to the Renewal Funds and all aspects of Global X Management’s relationship with the Renewal Funds. In connection with these considerations, Global X Management provided the Board with financial information regarding its operations and the services provided to the Renewal Funds and discussed with the Board its current and expected, as applicable, profitability with respect to the Renewal Funds.
Based on these considerations, the Board concluded that the Management Fee rate paid by the Renewal Funds to Global X Management, in light of the nature, extent and quality of the services provided, was reasonable and in the best interests of the Renewal Funds’ shareholders.

137

Approval of Investment Advisory Agreement (unaudited) (continued)

Comparison of Fees and Services
With respect to this factor, the Board considered:
• comparative information with respect to the Management Fee paid to Global X Management by the Renewal Funds. In connection with this consideration, Global X Management provided the Board with comparative expense data for the Renewal Funds, including fees and expenses paid by unaffiliated similar specialized and/or focused ETFs and/or other comparable registered funds. The Board considered the Global X Management’s detailed explanation of the fee structures of any Renewal Fund that was above the average or median for its peer group;
• the structure of the unitary Management Fee (which includes as one component the investment advisory fee for the Renewal Funds) and the current total expense ratios for the Renewal Funds. In this regard, the Board took into consideration that the purpose of adopting a unitary Management Fee structure for the Renewal Funds was to create a simple, all-inclusive fee that would provide a level of predictability with respect to the overall expense ratio (i.e., the total fees) of the Renewal Funds and that the proposed Management Fees for the Renewal Funds were set at a competitive levels to make the Renewal Funds viable in the marketplace; and
• that, under the unified Management Fee structure, Global X Management is responsible for most ordinary expenses of the Renewal Funds, including the costs of various third-party services required by the Renewal Funds, including investment advisory, administrative, audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, but that the Renewal Funds would bear other expenses not covered under the proposed all-inclusive Management Fee, such as taxes, brokerage fees, commissions, and other transaction expenses, interest expenses, and extraordinary expenses.
Based on these considerations, the Board concluded that the services received and the fees charged under the Renewal Agreements were reasonable on a comparative basis.
Economies of Scale
With respect to this factor, the Board considered:
• the extent to which economies of scale would be realized as the Renewal Funds grow and whether the unitary Management Fee for the Renewal Funds reflected these economies of scale;
• the significant investment of time, personnel and other resources that Global X Management has made and intends to continue to make in the Renewal Funds in order to seek to assure that the Renewal Funds are attractive to investors; and

138

Approval of Investment Advisory Agreement (unaudited) (concluded)

• that the unitary Management Fee would provide a high level of certainty as to the total level of expenses for the Renewal Funds and their shareholders.
Based on these considerations, the Board concluded that the unitary Management Fee for the Renewal Funds appropriately addressed economies of scale.
Other Benefits
In considering the Renewal Agreements, in addition to the factors above, the Board considered any other benefits realized by Global X Management as a result of its relationships with the Renewal Funds and concluded that, in the exercise of the Board’s business judgement, all information the Board considered supported approval of the continuation of the Renewal Agreements.
Conclusion
After full consideration of the factors above, as well as other factors that were instructive in its consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the Renewal Agreements were fair and reasonable and in the best interest of each Renewal Fund.
In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.

139

Supplemental Information (unaudited)

Net asset value, or “NAV”, is the price per Share at which a Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of a Fund will fluctuate in accordance with changes in their NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.
Further information regarding premiums and discounts is available on the Funds’ website at www.globalxetfs.com.

140

Trustees and Officers of the Trust (unaudited)

Set forth below are the names, addresses, years of birth, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of Funds in fund complex overseen by Trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust.
Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees
Charles A. Baker 605 3rd Avenue, 43rd Floor New York, NY 10158 (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012).	78[2]	Trustee of OSI ETF Trust (since 2016)
Susan M. Ciccarone 605 3rd Avenue, 43rd Floor New York, NY 10158 (1973)	Trustee (since 09/2019)	Partner, Further Global Capital Management (private equity) (since 2017); formerly Chief Operating Officer (2014-2016) and Chief Financial Officer (2012-2016), Emerging Global Advisors, LLC (ETF issuer).	78[2]	Chairman, Payment Alliance International, Inc. (since 2019); Director, Casa Holdco LP, parent of Celink (since 2018).
Clifford J. Weber 605 3rd Avenue, 43rd Floor New York, NY 10158 (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	78[2]
Chairman (since 2017) and Trustee ofClough Funds Trust (since 2015); Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Chairman and Trustee of Elevation ETF Trust (2016-2018); Trustee of Clough Global Equity Fund (since 2017); Trustee of Clough Global Dividend and Income Fund (since 2017); and Trustee ofClough Global Opportunities Fund (since 2017).

141

Trustees and Officers of the Trust (unaudited)

The Trust’s SAI includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-493-8631. The following chart lists Trustees and Officers as of November 30, 2020.
Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Operational Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee / Officers[1]
Luis Berruga 605 3rd Avenue, 43rd Floor New York, NY 10158 (1977)	Trustee (since 07/2018); President (since 2018)	Chief Executive Officer, GXMC (since 07/2018), Chief Financial Officer (since 2/2014) and Chief Operating Officer (9/2015 - 7/2018); Investment Banker, Jefferies (2012-2014)	78[2]	None
Chang Kim 605 3rd Avenue, 43rd Floor New York, NY 10158 (1984)	Chief Operating Officer; Treasurer, Principal Accounting Officer; and Chief Financial Officer (since 7/2018)	Chief Operating Officer, GXMC (since 7/2018), Head of Portfolio Management & Portfolio Administration (1/2017-7/2018); and Portfolio Manager (since 9/2009)	N/A	None
Matt Snyder[3] One Freedom Valley Drive Oaks, PA 19456 (1984)	Assistant Treasurer (since 11/2020)
Director of Fund Accounting, SEI Investments (since 9/2019); Assistant Vice President, State Street Bank and Trust (10/2006-7/2016 and 5/2017-8/2019); and JPMorgan (Corporate & Investment Bank) (8/2016-4/2017)
			N/A	None
Susan Lively 605 Third Avenue, 43rd Floor New York, NY 10158 (1981)	Secretary (since 9/2020)	General Counsel, GXMC (since 9/2020); Senior Corporate Counsel at Franklin Templeton (previously, Managing Director and Associate General Counsel at Legg Mason & Co., LLC) (2014-2020).	N/A	None
Eric Griffith[3] One Freedom Valley Drive Oaks, PA 19456 (1969)	Assistant Secretary (since 2/2020)	Counsel, SEI Investments (since 10/2019); Vice President and Assistant General Counsel, JPMorgan Chase & Co. (2012-2018).	N/A	None

142

Trustees and Officers of the Trust (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Operational Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee / Officers[1]
Joe Costello 605 3rd Avenue, 43rd Floor New York, NY 10158 (1974)	Chief Compliance Officer (since 9/2016)	Chief Compliance Officer, FlexShares Funds (2011-2015); Vice President, Northern Trust Investments (2003 - 2015)	N/A	None

[1]	Each Trustee serves until his successor is duly elected or appointed and qualified.
[2]	As of November 30, 2020, the Trust had eighty-seven investment portfolios, seventy-eight of which were operational.
[3]	These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

143

Notice to Shareholders (unaudited)

For shareholders that do not have a November 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2020, the Fund has designated the following items with regard to distributions paid during the year.
	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)
Global X SuperDividend® Alternatives ETF	0.00%	88.35%	11.65%	100.00%	66.87%	63.88%
Global X S&P 500® Quality Dividend ETF	0.00%	99.54%	0.46%	100.00%	80.67%	86.93%
Global X U.S. Preferred ETF	0.00%	100.00%	0.00%	100.00%	15.07%	15.85%
Global X Variable Rate Preferred ETF	0.00%	100.00%	0.00%	100.00%	92.64%	97.56%
Global X MLP ETF	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%
Global X MLP & Energy Infrastructure ETF	0.00%	85.10%	14.90%	100.00%	40.13%	60.58%
Global X TargetIncomeTM 5 ETF	0.00%	84.06%	15.94%	100.00%	69.11%	70.18%
Global X TargetIncomeTM Plus 2 ETF	0.00%	97.21%	2.79%	100.00%	52.66%	45.49%
Global X Conscious Companies ETF	4.77%	95.23%	0.00%	100.00%	72.01%	72.01%
Global X Adaptive U.S. Factor ETF	5.22%	82.50%	12.28%	100.00%	65.47%	65.70%
Global X Founder-Run Companies Preferred ETF	0.00%	100.00%	0.00%	100.00%	70.46%	70.46%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

144

Notice to Shareholders (unaudited)

	U.S. Government Interest(3)	Interest Related Dividends(4)	Short Term Capital Gain Dividends(5)	Qualifying Business Income(6)	Foreign Tax Credit
Global X SuperDividend® Alternatives ETF	0.00%	0.20%	100.00%	0.00%	0.00%
Global X S&P 500® Quality Dividend ETF	0.00%	0.00%	0.00%	6.79%	0.00%
Global X U.S. Preferred ETF	0.00%	0.00%	0.00%	0.91%	0.00%
Global X Variable Rate Preferred ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X MLP ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X MLP & Energy Infrastructure ETF	0.00%	0.39%	0.00%	0.00%	0.00%
Global X TargetIncomeTM 5 ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X TargetIncomeTM Plus 2 ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Conscious Companies ETF	0.00%	0.01%	0.00%	0.00%	0.00%
Global X Adaptive U.S. Factor ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Founder-Run Companies ETF	0.00%	0.05%	0.00%	0.00%	0.00%

(3)
“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)
The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is  reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

145

Notes

146

Notes

147

Notes

148

605 3rd Avenue, 43rd Floor
New York, NY 10158
1-888-493-8631
www.globalxetfs.com

Investment Adviser and Administrator:
Global X Management Company LLC
605 3rd Avenue, 43rd Floor
New York, NY 10158

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Sub-Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Counsel for Global X Funds and the Independent Trustees:
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W.
Suite 700
Washington, DC 20006-1871

Custodian and Transfer Agent:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Independent Registered Public Accounting Firm:
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

GLX-AR-006-0800

Global X Robotics & Artificial Intelligence ETF (ticker: BOTZ)
Global X Internet of Things ETF (ticker: SNSR)
Global X FinTech ETF (ticker: FINX)
Global X Video Games and Esports ETF (ticker: HERO)
Global X Autonomous & Electric Vehicles ETF (ticker: DRIV)
Global X Cloud Computing ETF (ticker: CLOU)
Global X Data Center REITs & Digital Infrastructure ETF (ticker: VPN)
Global X Cybersecurity ETF (ticker: BUG)
Global X Artificial Intelligence & Technology ETF (ticker: AIQ)
Global X Millennials Thematic ETF (ticker: MILN)
Global X Education ETF (ticker: EDUT)
Global X Cannabis ETF (ticker: POTX)
Global X Genomics & Biotechnology ETF (ticker: GNOM)
Global X China Biotech Innovation ETF (ticker: CHB)
Global X Telemedicine & Digital Health ETF (ticker: EDOC)
Global X Longevity Thematic ETF (ticker: LNGR)
Global X Health & Wellness Thematic ETF (ticker: BFIT)
Global X CleanTech ETF (ticker: CTEC)
Global X U.S. Infrastructure Development ETF (ticker: PAVE)
Global X Thematic Growth ETF (ticker: GXTG)

Annual Report
November 30, 2020

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ (defined below) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Funds’ website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary.
You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Management Discussion of Fund Performance	1
Schedules of Investments
Global X Robotics & Artificial Intelligence ETF	46
Global X Internet of Things ETF	50
Global X FinTech ETF	55
Global X Video Games & Esports ETF	59
Global X Autonomous & Electric Vehicles ETF	63
Global X Cloud Computing ETF	69
Global X Data Center REITs & Digital Infrastructure ETF	72
Global X Cybersecurity ETF	75
Global X Artificial Intelligence & Technology ETF	77
Global X Millennials Thematic ETF	83
Global X Education ETF	88
Global X Cannabis ETF	91
Global X Genomics & Biotechnology ETF	94
Global X China Biotech Innovation ETF	97
Global X Telemedicine & Digital Health ETF	99
Global X Longevity Thematic ETF	103
Global X Health & Wellness Thematic ETF	109
Global X CleanTech ETF	113
Global X U.S. Infrastructure Development ETF	117
Global X Thematic Growth ETF	122
Statements of Assets and Liabilities	125
Statements of Operations	131
Statements of Changes in Net Assets	136
Financial Highlights	147
Notes to Financial Statements	157
Report of Independent Registered Public Accounting Firm	181
Disclosure of Fund Expenses	184
Approval of Investment Advisory Agreement	188
Supplemental Information	197
Trustees and Officers of the Trust	198
Notice to Shareholders	200

Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Shares may only be redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.
The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “SEC” or “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that Global X Funds uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-493-8631; and (ii) on the Commission’s website at http://www.sec.gov

Management Discussion of Fund Performance (unaudited)
Global X Robotics & Artificial Intelligence ETF

Global X Robotics & Artificial Intelligence ETF
The Global X Robotics & Artificial Intelligence ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Robotics & Artificial Intelligence Thematic Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that are involved in the development of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by Indxx, LLC, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 48.90%, while the Underlying Index increased 49.93%. The Fund had a net asset value of $21.43 per share on November 30, 2019 and ended the reporting period with a net asset value of $31.78 per share on November 30, 2020.
During the reporting period, the highest returns came from Veritone, Inc. and Maxar Technologies Inc., which returned 392.05% and 161.28%, respectively. The worst performers were TransEnterix, Inc. and Helix Energy Solutions Group, Inc., which returned -79.30% and -54.70%, respectively.
Robotics and artificial intelligence (AI) combine the rapidly improving abilities of both mechanical and cognitive technologies. Increasingly, these technologies disrupt existing processes in areas such as industrial manufacturing, transportation, defense, health care, and agriculture, automating functions to reduce costs and/or improve efficiency and quality. Additionally, robotics and AI have visible use cases in everyday life, including in electronic toys, drones, personal assistants, and home appliances. Amid the COVID-19 pandemic during the reporting period, the need for automation accelerated. For example, companies increasingly sought new supply chain strategies to mitigate cross-border risks. Reshoring manufacturing to their home countries and diversifying supply chains are now priorities for many firms as they look to maintain greater control and avoid costly interruptions. But robotics plays an important role in reshoring as advanced economies typically have much higher labor costs. Outside of manufacturing, sectors like health care, retail, and food and beverages looked towards robotics to limit human to human contact amid the pandemic. During the reporting period, the Fund saw an average approximate allocation of 28% to Industrial Machinery, 14% to Electronic Equipment and Instruments, 11% to Semiconductors, and 8% to Healthcare Equipment. During the reporting period, the Fund was exposed predominately to Japan (44%), followed by the United States (37%) and Switzerland (11%).

Management Discussion of Fund Performance (unaudited)
Global X Robotics & Artificial Intelligence ETF

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Robotics & Artificial Intelligence ETF	48.90%	48.09%	10.82%	10.73%	20.54%	20.43%
Indxx Global Robotics & Artificial Intelligence Thematic Index	49.93%	49.93%	11.16%	11.16%	20.82%	20.82%
MSCI ACWI Index (Net)	15.01%	15.01%	8.99%	8.99%	11.98%	11.98%

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on September 12, 2016.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Management Discussion of Fund Performance (unaudited)
Global X Robotics & Artificial Intelligence ETF

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page.

Management Discussion of Fund Performance (unaudited)
Global X Internet of Things ETF

Global X Internet of Things ETF
The Global X Internet of Things ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Internet of Things Thematic Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the Internet of Things industry, including companies involved in wearable technology, home automation, connected automotive technology, sensors, networking infrastructure/software, smart metering and energy control devices, as defined by Indxx, LLC, the provider of the Underlying Index. The Internet of Things refers to the network of physical objects (devices, vehicles, equipment, homes, buildings) that are connected to the internet through embedded devices and software, which allows these physical objects to collect, analyze and exchange data.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 31.88%, while the Underlying Index increased 32.32%. The Fund had a net asset value of $22.89 per share on November 30, 2019 and ended the reporting period with a net asset value of $29.95 per share on November 30, 2020.
During the reporting period, the highest returns came from Xiaomi Corp. and Nordic Semiconductor ASA, which returned 198.96% and 148.94%, respectively. The worst performers were Garrett Motion, Inc. and Senseonics Holdings, Inc., which returned -84.87% and -62.50%, respectively.
With the advent of highspeed wireless internet and cheap internet-capable chips, devices are getting “smarter.” From home appliances and cars, to public infrastructure and factories, many everyday objects are now connected to networks and the worldwide web. The Internet of Things (IoT), via increased connectivity and sensor-based technologies, adds a level of digital intelligence to these proliferating devices. The rapid development of 5G network could drive an increase in the number of IoT devices worldwide as devices are expected to benefit from reduced latency and greater capacity and speed. The IoT is also helping fight the impacts of the COVID-19 pandemic, both in terms of public health and business impacts, as connected devices are used to measure temperatures, conduct contact-tracing, and use personal health data to predict COVID-19 infections. During the reporting period, the Fund had an average approximate allocation of 39% to the Semiconductors sub-industry, followed by 13% to Electrical Components and Equipment, and 9% to Healthcare Equipment. Geographically, during the reporting period, the Fund’s exposures came predominately from the United States at 60%, followed by Switzerland at 17%.

Management Discussion of Fund Performance (unaudited)
Global X Internet of Things ETF

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Internet of Things ETF	31.88%	31.22%	15.54%	15.44%	18.83%	18.81%
Indxx Global Internet of Things Thematic Index	32.32%	32.32%	15.89%	15.89%	19.20%	19.20%
MSCI ACWI Index (Net)	15.01%	15.01%	8.99%	8.99%	11.98%	11.98%

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on September 12, 2016.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Management Discussion of Fund Performance (unaudited)
Global X Internet of Things ETF

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page.

Management Discussion of Fund Performance (unaudited)
Global X FinTech ETF

Global X FinTech ETF
The Global X FinTech ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global FinTech Thematic Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that provide financial technology products and services, including companies involved in mobile payments, peer-to-peer and marketplace lending, financial analytics software and alternative currencies, as defined by Indxx, LLC, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 40.21%, while the Underlying Index increased 40.95%. The Fund had a net asset value of $30.49 per share on November 30, 2019 and ended the reporting period with a net asset value of $42.75 per share on November 30, 2020.
During the reporting period, the highest returns came from Afterpay Limited and Square, Inc., which returned 227.53% and 205.21%, respectively. The worst performers were Wirecard AG and On Deck Capital, Inc., which returned -97.22% and -82.52%, respectively.
Financial Technology, or FinTech, is the application of cutting edge software and hardware to facilitate or improve traditional financial services. In some instances, FinTech companies can be disruptive to entrenched industry players, such as peer-to-peer lenders looking to disintermediate banks from the lending process. In other instances, FinTech firms can help companies improve existing processes or reduce costs, such as creating customized software to help a real estate firm manage their properties. During the reporting period, digitalization in financial services, adoption of digital payment options, and penetration of financial technology among the emerging market middle class accelerated due to the COVID-19 pandemic, helping to drive the Fund’s returns. In particular, there was strong growth in areas like online payments, as consumers shifted to buying more from e-commerce platforms, and mobile payments, as merchants offered contactless payment solutions to limit COVID-19 transmission risks. During the reporting period, the Fund saw large exposures to Other Diversified Financial Services (46% average exposure) and Application Software (31% average exposure). Geographically, during the reporting period, the Fund maintained an allocation of 59% to stocks in the United States, followed by Netherlands, Brazil at 7%, and Australia at 6%.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X FinTech ETF	40.21%	39.96%	25.31%	25.21%	28.12%	28.11%
Indxx Global Fintech Thematic Index	40.95%	40.95%	26.14%	26.14%	28.91%	28.91%
MSCI ACWI Index (Net)	15.01%	15.01%	8.99%	8.99%	11.98%	11.98%

Management Discussion of Fund Performance (unaudited)
Global X FinTech ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on September 12, 2016.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Video Games & Esports ETF

Global X Video Games & Esports ETF
The Global X Video Games & Esports ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Video Games & Esports Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from increased video game- and esports-related consumption, including those whose principal business is in video game development/publishing, video game and esports content distribution and streaming, operating/owning esports leagues/teams, and producing video game/esports hardware. To be eligible for the Underlying Index, a company must generate at least 50% of its revenues from video games and esports activities, as determined by Solactive AG, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 82.04%, while the Underlying Index increased 82.91%. The Fund had a net asset value of $15.73 per share on November 30, 2019 and ended the reporting period with a net asset value of $28.57 per share on November 30, 2020.
During the reporting period, the highest returns came from Sea Ltd. (Singapore) and Gravity Co., Ltd., which returned 386.96% and 348.54%, respectively. The worst performers were Aeria Inc. and Chinese Gamer International Corporation, which returned -50.50% and -22.37%, respectively.
Amid the COVID-19 pandemic and the ensuing stay-at-home orders, many turned to video games and esports for entertainment. With limited live events and social opportunities, video games and esports provided a physically distant, engaging, and social experience for experienced and novice gamers around the world.  As such, revenues across the video game industry surged during the reporting period as games, hardware, and peripherals saw significantly increased purchases. In addition, while still early in its adoption cycle, esports gained significant traction amid lockdowns as limited live sports led to professional athletes competing in the virtual world in live streamed events. This served to pull in millions of new esports viewers to this fast-growing area of gaming. During the reporting period, we also saw the releases of much-awaited consoles in the market: Microsoft’s Xbox Series X and Sony’s PlayStation 5. Console launches occur infrequently, but when they do happen, they can spur a super cycle of software and hardware purchases as gamers look to utilize the latest technology, prompting greater forward expectations for gaming companies.
	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Video Games & Esports ETF	82.04%	81.56%	80.16%	80.45%
Solactive Video Games & Esports Index	82.91%	82.91%	80.80%	80.80%
MSCI ACWI Index (Net)	15.01%	15.01%	16.59%	16.59%

Management Discussion of Fund Performance (unaudited)
Global X Video Games & Esports ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on October 25, 2019.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Autonomous & Electric Vehicles ETF

Global X Autonomous & Electric Vehicles ETF
The Global X Autonomous & Electric Vehicles ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Autonomous & Electric Vehicles Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies that are involved in the development of electric vehicles and/or autonomous vehicles, including companies that produce electric/hybrid vehicles, electric/hybrid vehicle components and materials, autonomous driving technology, and network connected services for transportation, as defined by Solactive AG, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 54.98%, while the Underlying Index increased 55.38%. The Fund had a net asset value of $14.15 per share on November 30, 2019 and ended the reporting period with a net asset value of $21.75 per share on November 30, 2020.
During the reporting period, the highest returns came from Tesla Inc. and Plug Power Inc., which returned 760.16% and 576.67%, respectively. The worst performers were Carpenter Technology Corporation and Allegheny Technologies Incorporated, which returned -51.86% and -41.50%, respectively.
Global electric vehicle (EV) sales grew at a steady pace despite the COVID-19 pandemic, as the transition from fossil fuels to renewable energy continues. China remains the world’s leader in the EV market even though it witnessed a slowdown during the reporting period, as the government scaled back some of the subsidies offered to EV-buyers. With the introduction of worldwide harmonized light vehicle test procedure (WLTP) by the European Union (E.U.), Europe saw nearly a 44% increase in EV sales. In the U.S., President-elect Joe Biden plans to push the widespread use of electric cars, in an effort to meet ambitious carbon neutrality goals by 2050, further spurring demand. The lithium industry, which produces the critical metal used to make EV batteries, performed well thanks to increasing demand and slow supply growth. While pure-play EV makers generate the headlines, legacy automakers are entering the EV segment aggressively, creating further tailwinds for the industry. Autonomous and electric vehicle technologies continue to progress as battery costs fall, artificial intelligence improves, and self-driving cars collect more driving data.
	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Autonomous & Electric Vehicles ETF	54.98%	55.41%	17.12%	17.24%
Solactive Autonomous & Electric Vehicles Index	55.38%	55.38%	17.16%	17.16%
MSCI ACWI Index (Net)	15.01%	15.01%	9.61%	9.61%

Management Discussion of Fund Performance (unaudited)
Global X Autonomous & Electric Vehicles ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on April 13, 2018.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Cloud Computing ETF

Global X Cloud Computing ETF
The Global X Cloud Computing ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Cloud Computing Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying  Index is designed to provide exposure to exchange-listed companies in developed and emerging markets that are positioned to benefit from the increased adoption of cloud computing technology, including but not limited to companies whose principal business is in offering computing Software-as-a Service (“SaaS”), Platform-as-a-Service (“PaaS”), Infrastructure-as-a-Service (“IaaS”), managed server storage space and data center REITs, and/or cloud and edge computing infrastructure and hardware (collectively, “Cloud Computing Companies”), as defined by Indxx LLC, the provider of the Underlying  Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 61.68%, while the Underlying Index increased 62.71%. The Fund had a net asset value of $15.99 per share on November 30, 2019 and ended the reporting period with a net asset value of $25.84 per share on November 30, 2020.
During the reporting period, the highest returns came from 21Vianet Group, Inc. and Shopify, Inc., which returned 318.61% and 223.80%, respectively. The worst performers were Benefitfocus, Inc. and Cornerstone Ondemand, Inc., which returned -39.99% and -28.41%, respectively.
Cloud technology has become an integrated part of our lives as it fundamentally alters how we consume, process, and share information in the digital age. It is increasingly touching many aspects of our lives, from work to entertainment, health care, and education. Prior to the COVID-19 pandemic, many companies were already in the process of transitioning much of their information technology infrastructure to the cloud to allow for greater efficiency, outsourcing, and remote access to data and software. But the COVID-19 pandemic accelerated the shift to cloud-based solutions. Many governments shuttered non-essential businesses and encouraged workers to stay at home, if possible. Cloud computing made this possible for millions by facilitating teleconferencing, remote access, and seamless communications.  As a result, many SaaS providers saw increasing revenues and expanding valuations amid the pandemic despite a weak economic backdrop.
	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Cloud Computing ETF	61.68%	62.03%	39.21%	39.69%
Indxx Global Cloud Computing Index	62.71%	62.71%	39.89%	39.89%
MSCI ACWI Index (Net)	15.01%	15.01%	13.04%	13.04%

Management Discussion of Fund Performance (unaudited)
Global X Cloud Computing ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on April 12, 2019.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Data Center REITs & Digital Infrastructure ETF

Global X Data Center REITs & Digital Infrastructure ETF
The Global X Data Center REITs & Digital Infrastructure ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Data Center REITs & Digital Infrastructure Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to companies that have business operations in the fields of data centers, cellular towers, and/or digital infrastructure hardware. Specifically, the Underlying Index will include securities issued by “Data Center REITs & Digital Infrastructure Companies” as defined by Solactive AG, the provider of the Underlying Index.
For the period from the Fund’s commencement date on October 27, 2020 through November 30, 2020 (the “reporting period”), the Fund decreased 0.20%, while the Underlying Index decreased 0.16%. The Fund had a net asset value of $14.97 per share on October 27, 2020 and ended the reporting period with a net asset value of $14.94 per share on November 30, 2020.
During the reporting period, the highest returns came from Microchip Technology Incorporated and Micron Technology, Inc., which returned 24.85% and 23.34%, respectively. The worst performers were Nextdc Limited and Digital Realty Trust, Inc., which returned -11.32% and -10.56%, respectively.
Data centers are traditionally large, windowless, warehouse-like buildings that host their tenant’s networked computer servers. In exchange for regular rent payments and fees, data centers provide physical space, cooling, power management, and security to their tenants, but rarely own or operate their own servers. Unlike other REITs, data center leases are primarily based on power capacity usage ($/kW) rather than square footage. This business model gives tenants significant flexibility to scale their infrastructure and computing needs. Similar to data centers, cellular towers own and operate critical physical infrastructure for the digital world, including wireless and broadcast communications towers. Even though the number of potential customers is limited to a handful of telecoms, the need for towers is greater than ever with the rapid accent of smart phones and the internet of things.
Data centers and cellular towers marry elements of growth-oriented technology investing, with income-oriented real estate. As disruptive technologies like the Internet of Things, Artificial Intelligence, and Video Games & Esports require vast amounts of data storage and processing, demand for data centers and cell towers could continue to surge, along with hardware that powers these structures. The world’s growing reliance on connectivity and cloud computing, particularly among stay-at-home orders during the coronavirus pandemic, makes digital infrastructure more important than ever and is generally increasing growth expectations for the industry. Beyond that, the low yield environment around the world has made certain dividend-paying stocks more attractive as investors search for yield. During the reporting period, the Fund had an average approximate exposure of 66% to Real Estate and 27% to Information Technology.

Management Discussion of Fund Performance (unaudited)
Global X Data Center REITs & Digital Infrastructure ETF

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2020
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Global X Data Center REITs & Digital Infrastructure ETF	-0.20%	0.47%
Solactive Data Center REITs & Digital Infrastructure Index	-0.16%	-0.16%
MSCI ACWI Index (Net)	8.31%	8.31%

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on October 27, 2020.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Management Discussion of Fund Performance (unaudited)
Global X Data Center REITs & Digital Infrastructure

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page.

Management Discussion of Fund Performance (unaudited)
Global X Cybersecurity ETF

Global X Cybersecurity ETF
The Global X Cybersecurity ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Cybersecurity Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from increased adoption of cybersecurity technology, including but not limited to companies whose principal business is in the development and management of security protocols preventing intrusion and attacks to systems, networks, applications, computers, and mobile devices. To be eligible for the Underlying Index as a Cybersecurity Company, a company must generate at least 50% of its revenues from cybersecurity activities.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 33.78%, while the Underlying Index increased 34.60%. The Fund had a net asset value of $17.14 per share on November 30, 2019 and ended the reporting period with a net asset value of $22.75 per share on November 30, 2020.
During the reporting period, the highest returns came from Zscaler, Inc. and CrowdStrike Holdings, Inc., which returned 198.77% and 164.28%, respectively. The worst performers were Tufin Software Technologies Ltd. and FFRI Security, Inc., which returned -59.45% and -19.31%, respectively.
During the COVID-19 pandemic, digitalization accelerated across many aspects of the economy. Workers used cloud computing services to access data and software remotely; shoppers used online platforms to order goods and services to their door; patients leveraged telemedicine to connect with doctors securely from their homes. While this rise in digitalization has protected people physically, it has also created new opportunities for digital crimes like hacking, cyberthefts, and ransomware. Reports indicate that cyberattacks became more frequent and sophisticated amid the pandemic.  Large-scale data breaches rose nearly 300% during the first half of 2020. Increasingly, cybersecurity firms are incorporating artificial intelligence and machine learning applications to provide automated and customized endpoint security solutions. Given its central role in protecting firms, consumers, and government bodies around the world amid the trend of digitalization, the cybersecurity theme and firms in the space were well-positioned during the reporting period.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Cybersecurity ETF	33.78%	33.32%	44.74%	47.58%
Indxx Cybersecurity Index	34.60%	34.60%	45.48%	45.48%
MSCI ACWI Index (Net)	15.01%	15.01%	16.59%	16.59%

Management Discussion of Fund Performance (unaudited)
Global X Cybersecurity ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on October 25, 2019.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Artificial Intelligence & Technology ETF

Global X Artificial Intelligence & Technology ETF
The Global X Artificial Intelligence & Technology ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Artificial Intelligence and Big Data Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to track the performance of companies listed or incorporated in developed markets that are positioned to benefit from the development and utilization of Artificial Intelligence (“AI”) technology in their products and services, as well as companies that produce hardware used in Artificial Intelligence applied for the analysis of Big Data.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 49.84%, while the Underlying Index increased 50.40%. The Fund had a net asset value of $17.35 per share on November 30, 2019 and ended the reporting period with a net asset value of $25.84 per share on November 30, 2020.
During the reporting period, the highest returns came from Trade Desk, Inc. and Shopify, Inc., which returned 242.17% and 223.80%, respectively. The worst performers were DXC Technology Co. and PROS Holdings, Inc., which returned -40.15% and -28.52%, respectively.
In the digital age, data is becoming an increasingly valuable asset. Data can be sold directly or harvested to sell targeted advertisements, recommend products, or develop new features, among other uses. To potentially benefit from this trend, the Fund seeks to invest in companies that own large proprietary data sets and/or are developing software or hardware to process this data through advanced artificial intelligence (AI) techniques, such as machine and deep learning. During the reporting period, increased online activity and the dire need for digitization in response to the COVID-19 pandemic accelerated AI and analytics investments across sectors, benefiting the Fund. Over the reporting period, the Fund, on average, allocated 61% of its assets to Information Technology, 16% to Communication Services, and 12% to Industrials. On average, over the reporting period, the Fund allocated 72% to the United States, 11% to China, and 5% to Canada.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Artificial Intelligence & Technology ETF	49.84%	50.80%	24.44%	24.66%
Indxx Artificial Intelligence and Big Data Index	50.40%	50.40%	24.81%	24.81%
MSCI ACWI Index (Net)	15.01%	15.01%	9.06%	9.06%

Management Discussion of Fund Performance (unaudited)
Global X Artificial Intelligence & Technology ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on May 11, 2018.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Millennials Thematic ETF

Global X Millennials Thematic ETF
The Global X Millennials Thematic ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Millennials Thematic Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to measure the performance of U.S. listed companies that provide exposure to the millennial generation, as defined by Indxx, LLC, the provider of the Underlying Index..  The millennial generation refers to the demographic generational group in the United States with birth years ranging from 1980 to 2000.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 38.47%, while the Underlying Index increased 39.27%. The Fund had a net asset value of $25.55 per share on November 30, 2019 and ended the reporting period with a net asset value of $35.23 per share on November 30, 2020.
During the reporting period, the highest returns came from Etsy, Inc. and Peloton Interactive, Inc., which returned 270.36% and 247.42%, respectively. The worst performers were TrueCar, Inc. and Designer Brands Inc., which returned -57.90% and -50.58%, respectively.
Millennials, currently the largest generation in the U.S., are growing into their prime earning and spending years. The U.S. workforce now consists of nearly 60 million millennials, making up more than 35% of the labor force. Importantly, millennials spend differently than past generations, favoring particular types of companies and businesses models. Over the long term, as millennials spending power increases, companies focused on social media, live experiences, fast casual dining, health and wellness, education, employment, housing and home goods, and financial software and services are advantageously positioned to resonate with this unique and powerful generation. During the reporting period, the Fund broadly benefitted from consumer shifts towards preferences that have long been favored by millennials. Namely, e-commerce, streaming, digital payments, athleisure, and other trends that accelerated during the pandemic and the stay-at-home economy. To gain exposure to these various segments, the Fund made average approximate allocations of 40% to Consumer Discretionary, 26% to Communication Services, and 17% to Information Technology during the reporting period.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MillennialsThematic ETF	38.47%	38.11%	23.37%	23.31%	21.19%	21.06%
Indxx Millennials Thematic Index	39.27%	39.27%	24.01%	24.01%	21.72%	21.72%
S&P 500® Index	17.46%	17.46%	13.17%	13.77%	15.52%	15.52%

Management Discussion of Fund Performance (unaudited)
Global X Millennials Thematic ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on May 4, 2016.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Education ETF

Global X Education ETF
The Global X Education ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Education Thematic Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to track the performance of companies listed in developed and emerging markets that provide products and services that facilitate education, including but not limited to companies involved in online learning and educational content/publishing, as well as early childhood education, higher education and professional education.
For the period from the Fund’s commencement date on July 10, 2020 through November 30, 2020 (the “reporting period”), the Fund increased 12.76%, while the Underlying Index increased 12.99%. The Fund had a net asset value of $15.20 per share on July 10, 2020 and ended the reporting period with a net asset value of $17.14 per share on November 30, 2020.
During the reporting period, the highest returns came from V-cube, Inc. and Rosetta Stone Inc., which returned 178.69% and 88.14%, respectively. The worst performers were Stride, Inc. and GSX Techedu, Inc., which returned -31.24% and -26.63%, respectively.
Despite the devastation caused by the COVID-19 pandemic, the education theme largely benefitted from the virus as students increasingly leveraged remote learning technology and software to continue learning from the comfort of their homes. In addition, limited work opportunities amid closures helped provide a tailwind for individuals seeking to enhance or supplement their education with further learning. Education-as-a-Service (EaaS) seeks to provide affordable and accessible classes for those who may not want to enroll in a holistic program. Massive Open Online Courses (MOOCs) fall under EaaS and allow for thousands of individuals to enroll in them concurrently, utilizing remote technologies to deliver educational content at scale. These segments not only facilitated learning during the stay-at-home economy, but also are showing promise beyond the pandemic. Governments and individuals are increasingly seeking to improve educational outcomes to increase standards of living, particularly alongside the rise of automation, which could displace certain low-value-add work. Investments in human capital through education and training could prove critical in mitigating this risk. The Fund since its inception had an average approximation exposure of 61% to Education services and 25% to Application Software.

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2020
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Global X Education ETF	12.76%	13.03%
Indxx Global Education Thematic Index	12.99%	12.99%
MSCI ACWI Index (Net)	14.73%	14.73%

Management Discussion of Fund Performance (unaudited)
Global X Education ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on July 10, 2020.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Cannabis ETF

Global X Cannabis ETF
The Global X Cannabis ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cannabis Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index provide exposure to exchange-listed companies that are active in the cannabis industry. In order to be eligible for inclusion in the Underlying Index, a company is considered by the Solactive AG, the provider of the Underlying Index to be a Cannabis Company if it derives at least 50% of its revenue, operating income, or assets from the cannabis industry. These companies include those involved in the following areas of the cannabis industry: (i) the legal production, growth and distribution of marijuana, as well as extracts, derivative products or synthetic versions thereof; (ii) the legal production, growth and distribution of hemp, as well as extracts, derivative products or synthetic versions thereof; (iii) financial services (insurance offerings, property leasing, financing, capital markets activity and investments) provided to companies involved in the production, growth and distribution of cannabis; (iv) pharmaceutical applications of cannabis; (v) cannabidiol (better known as CBD) and cannabis oil products, edibles, topicals, drinks and other products; and (vi) products that may be used to consume cannabis.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund decreased 17.03%, while the Underlying Index decreased 24.35%. The Fund had a net asset value of $15.31 per share on November 30, 2019 and ended the reporting period with a net asset value of $12.05 per share on November 30, 2020.
During the reporting period, the highest returns came from Aphria Inc. and Canopy Growth Corporation, which returned 77.78% and 56.07%, respectively. The worst performers were Sundial Growers Inc. and Medipharm Labs Corp, which returned -88.43% and -84.42%, respectively.
In the U.S., currently 35 states have legalized marijuana for medical use, 15 of which allow adults to legally use the drug for recreational use. In the first quarter of 2020, the lockdown as a result of the COVID-19 pandemic saw consumers stocking up on medicinal and recreational cannabis, as many cannabis dispensaries received “essential business” status. This led to strong sales figures for the cannabis companies despite the slowdown. However, the cannabis stocks broadly suffered during the quarter amid heightened market volatility. They bounced back in the second quarter of 2020 as the market rebounded from its lows. Later during the reporting period, cannabis stocks gained on hopes that President-elect Joe Biden would provide a path for the federal decriminalization of cannabis. In addition, four states passed ballot measures to legalize adult recreational use of cannabis. However, during the reporting period, the Fund suffered due to weaker than expected earnings and reduced investor confidence in the emerging industry. During the reporting period, the Fund has had an average approximate exposure of 89% to Pharmaceuticals, 4% to Biotechnology, and 2% to Health care facilities.

Management Discussion of Fund Performance (unaudited)
Global X Cannabis ETF

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Cannabis ETF	-17.03%	-17.27%	-41.90%	-42.91%
Cannabis Index	-24.35%	-24.35%	-46.53%	-46.53%
MSCI ACWI Index (Net)	15.01%	15.01%	16.22%	16.22%

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on September 17, 2019.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not

Management Discussion of Fund Performance (unaudited)
Global X Cannabis ETF

reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page.

Management Discussion of Fund Performance (unaudited)
Global X Genomics & Biotechnology ETF

Global X Genomics & Biotechnology ETF
The Global X Genomics & Biotechnology ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Genomics Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index tracks the companies that generate revenues from Genomics related business. Genomics business operations include the following: (i) gene editing (ii) genomic sequencing (iii) development and testing of genetic medicine/therapies, (iv) computational genomics and genetic diagnostics, and/or (v) biotechnology.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 34.59%, while the Underlying Index increased 35.34%. The Fund had a net asset value of $15.61 per share on November 30, 2019 and ended the reporting period with a net asset value of $21.01 per share on November 30, 2020.
During the reporting period, the highest returns came from Pacific Biosciences of California, Inc. and Ultragenyx Pharmaceutical, Inc. which returned 207.59% and 198.97%, respectively. The worst performers were Wave Life Sciences Ltd. and ProQR Therapeutic N.V., which returned -73.39% and -52.34%, respectively.
Genomic sub-sciences like genomic sequencing and computational genomics gives insight into genomes’ functionality, while genetic therapies and gene editing seek to use that information for medical or other purposes. As the COVID-19 pandemic spread, attention was immediately cast upon the ability to test for the virus as well as develop treatments and vaccines to limit its impact. Genomics techniques enabled fast action in understanding the genetic composition of the virus, to test for its presence in human biological samples, and became critical in the development of revolutionary vaccines. Beyond the pandemic, use cases and markets for genetic medicines could continue to expand and evolve as the world learns more about the human genome, and ways to interact with and even manipulate it. The Fund benefitted during the reporting period from advancements in genomics, which could offer the first solid opportunity to cure illness that was previously deemed fatal or without recourse. Greater scale, more computing power, and ever-growing data sets have made genomics-based analysis and treatment more affordable for the masses.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Genomics & Biotechnology ETF	34.59%	34.29%	21.25%	22.68%
Solactive Genomics Index	35.34%	35.34%	21.92%	21.92%
MSCI ACWI Index (Net)	15.01%	15.01%	13.20%	13.20%

Management Discussion of Fund Performance (unaudited)
Global X Genomics & Biotechnology ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on April 5, 2019.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X China Biotech Innovation ETF

Global X China Biotech Innovation ETF
The Global X China Biotech Innovation ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Biotech Innovation Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies that are directly involved in China’s biotechnology industry. In constructing the Underlying Index, Solactive AG, the provider of the Underlying Index utilizes FactSet Industry classifications to identify companies that are directly involved in the biotechnology industry. Only those securities classified in the biotechnology industry according to FactSet as of each rebalance date are eligible for inclusion in the Underlying Index. The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually.
For the period from the Fund’s commencement date on September 22, 2020 through November 30, 2020 (the “reporting period”), the Fund decreased 1.39%, while the Underlying Index decreased 1.24%. The Fund had a net asset value of $15.09 per share on September 22, 2020 and ended the reporting period with a net asset value of $14.88 per share on November 30, 2020.
During the reporting period, the highest returns came from Zai Lab Ltd. and Wuxi Biologics (Cayman) Inc., which returned 45.71% and 22.74%, respectively. The worst performers were Berry Genomics Co. Ltd. and Viva Biotech Holdings, which returned -28.58% and -24.55%, respectively.
The biotech industry – a segment of the health-care sector – encompasses companies undertaking research and development of innovative pharmaceuticals, devices, and processes to treat various ailments and illnesses. Biotech is often on the cutting edge of the health-care sector, but its disruptive impact can reach other sectors as well, given further applications of biological organisms, processes, and technologies, such as in agriculture. Recognizing the power and potential of biotechnology, Chinese authorities, businesses, and universities are increasingly focusing on developing the country’s domestic biotech industry. The rise of the broader health-care sector has propelled China’s biotech industry into a fast-growing industry that could eventually turn into a global bellwether. Biotech companies stand at the critical intersection of changing demographics and consumer behavior as well as rapid advancements in technology, which make them key beneficiaries in the government’s “Made in China 2025” strategy. Aided by friendly regulatory policies and growing access to capital, the gap between Chinese biotech firms and their U.S. counterparts is converging with China inching toward global leadership.

Management Discussion of Fund Performance (unaudited)
Global X China Biotech Innovation ETF

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2020
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Global X China Biotech Innovation ETF	-1.39%	-1.19%
Solactive China Biotech Innovation Index	-1.24%	-1.24%
MSCI Emerging Markets Index (Net)	11.46%	11.46%

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on September 22, 2020.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Management Discussion of Fund Performance (unaudited)
Global X China Biotech Innovation ETF

There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page.

Management Discussion of Fund Performance (unaudited)
Global X Telemedicine & Digital Health ETF

Global X Telemedicine & Digital Health ETF
The Global X Telemedicine & Digital Health ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Telemedicine & Digital Health Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from further advances in the field of telemedicine and digital health, as well as applications thereof (collectively, “Telemedicine & Digital Health Companies”), as defined by Solactive AG, the provider of the Underlying Index (the “Index Provider”). In order to be eligible for inclusion in the Underlying Index, a company is considered by the Index Provider to be a Telemedicine & Digital Health Company if it derives at least 50% of its revenue, operating income, or assets from telemedicine and/or digital health. Telemedicine & Digital Health Companies include those involved in the following business activities: (i) telemedicine, (ii) healthcare analytics, (iii) connected healthcare devices, and/or (iv) administrative digitization.
For the period from the Fund’s commencement date on July 29, 2020 through November 30, 2020 (the “reporting period”), the Fund increased 20.88%, while the Underlying Index increased 21.09%. The Fund had a net asset value of $15.23 per share on July 29, 2020 and ended the reporting period with a net asset value of $18.41per share on November 30, 2020.
During the reporting period, the highest returns came from iRhythm Technologies, Inc. and M3, Inc., which returned 94.19% and 89.43%, respectively. The worst performers were Tabula Rasa Healthcare, Inc. and DexCom, Inc., which returned -38.32% and -25.15%, respectively.
Telemedicine allows health-care professionals to evaluate, diagnose, and treat patients remotely using telecommunications technology, saving time and mitigating risks for both the physician and the patient. Telemedicine and digital health have gained traction throughout the ongoing COVID-19 pandemic. With large swaths of the global population under stay-at-home orders, technology-based tools that facilitate remote communication with doctors and enable patient monitoring have become critical. Structural trends, like health-care inequality, human longevity, systemic inefficiency, and improving connectivity, served as kindling for the seemingly inevitable, albeit gradual, adoption of technology in the health care sector. Telemedicine and digital health can widen the reach of health care by making it more geographically and financially accessible and presenting opportunities for large-scale adoption. Additional opportunities lie in the technologies’ potential to revolutionize treatment options, improve patient outcomes, and streamline health-care systems.

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2020
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Global X Telemedicine & Digital Health ETF	20.88%	21.01%
Solactive Telemedicine & Digital Health Index	21.09%	21.09%
MSCI ACWI Index (Net)	11.84%	11.84%

Management Discussion of Fund Performance (unaudited)
Global X Telemedicine & Digital Health ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on July 29, 2020.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Longevity Thematic ETF

Global X Longevity Thematic ETF
The Global X Longevity Thematic ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Longevity Thematic Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the demographic trend of longer average life spans and the aging of the global population, including but not limited to companies involved in biotechnology, medical devices, pharmaceuticals, senior living facilities and specialized health care services, as defined by Indxx, LLC, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 14.79%, while the Underlying Index increased 15.04%. The Fund had a net asset value of $23.55 per share on November 30, 2019 and ended the reporting period with a net asset value of $26.82 per share on November 30, 2020.
During the reporting period, the highest returns came from Celltrion, Inc. and Pennant Group Inc., which returned 119.00% and 116.44%, respectively. The worst performers were Amarin Corporation Plc and Spectrum Pharmaceuticals, Inc., which returned -76.68% and -69.49%, respectively.
Around the world, people are living longer. At the same time, fertility rates have declined in many advanced and developing economies as families have fewer children. Combined, these trends create a powerful demographic trend where the population is rapidly aging: the cohort of senior-aged individuals is growing both in total size and as a percentage of the overall population. Senior citizens have distinct needs that vary from those of other age-demographics, including depending more heavily on pharmaceuticals, biomedical devices, senior housing and care. The Fund’s exposures to these segments tilts heavily towards the Health Care sector with some Real Estate exposure, many of which were impacted by the COVID-19 pandemic as the world’s health care systems sought contain and treat the virus. During the reporting period, the Fund saw an average approximate allocation of 35% to Healthcare Equipment, 31% to Biotechnology, and 15% to Pharmaceuticals. During the reporting period, the Fund was predominately exposed to the United States (62%), followed by Japan (8%) and Denmark (7%).

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Longevity Thematic ETF	14.79%	14.05%	12.17%	11.94%	14.10%	14.65%
Indxx Global Longevity Thematic Index	15.04%	15.04%	12.40%	12.40%	14.41%	14.41%
MSCI ACWI Index (Net)	15.01%	15.01%	8.99%	8.99%	12.44%	12.44%

Management Discussion of Fund Performance (unaudited)
Global X Longevity Thematic ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on May 9, 2016.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Health & Wellness Thematic ETF

Global X Health & Wellness Thematic ETF
The Global X Health & Wellness Thematic ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Health & Wellness Thematic Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that provide products and services that facilitate physical wellness through active and healthy lifestyles, including but not limited to companies involved in fitness equipment, fitness technology, athletic apparel, nutritional supplements, and organic/natural food offerings, as defined by Indxx, LLC, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 14.34%, while the Underlying Index increased 14.82%. The Fund had a net asset value of $21.17 per share on November 30, 2019 and ended the reporting period with a net asset value of $24.11 per share on November 30, 2020.
During the reporting period, the highest returns came from Peloton Interactive, Inc. and Medifast, Inc., which returned 247.42% and 142.34%, respectively. The worst performers were Tivity Health, Inc. and Tosho Co., Ltd., which returned -70.24% and -62.24%, respectively.
Population and average life expectancies are rising globally amid a backdrop of rapidly increasing health care costs. These trends have contributed to an increased desire among consumers to proactively lead healthy lifestyles. Rather than wait to treat symptoms as they appear, many are seeking to optimize their health and improve their quality of life by enhancing their physical and mental well-being. During the reporting period, the COVID-19 pandemic put in focus the limitations of the world’s health care systems as well as highlighted the importance of an individual’s commitment to their own health. Further, as gyms and fitness centers faced temporary closures, many consumers turned their homes into areas that allowed them to work out and create spaces for health and wellness. Additionally, the work-from-home environment accelerated a trend towards athleisure, as many working professionals sought more comfortable clothing than traditional business attire. During the reporting period, the Fund had an average allocation of approximately 38% in the Apparel, Accessories and Luxury Goods sub-industry, 14% in the Packaged Foods and Meats sub-industry, and 8% in the Leisure products sub-industry. Geographically, during the reporting period, the Fund’s exposures came mainly from the United States at 41% and Japan at 15%.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Health & Wellness Thematic ETF	14.34%	14.25%	14.46%	14.49%	11.89%	12.16%
Indxx Global Health & Wellness Thematic Index	14.82%	14.82%	14.91%	14.91%	12.37%	12.37%
MSCI ACWI Index (Net)	15.01%	15.01%	8.99%	8.99%	12.44%	12.44%

Management Discussion of Fund Performance (unaudited)
Global X Health & Wellness Thematic ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on May 9, 2016.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X CleanTech ETF

Global X CleanTech ETF
The Global X CleanTech ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global CleanTech Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to track the performance of companies that develop technology or equipment that enables the production of energy from renewable sources, efficient utilization of energy and reduction of negative environmental influences.
For the period from the Fund’s commencement date on October 27, 2020 through November 30, 2020 (the “reporting period”), the Fund increased 26.21%, while the Underlying Index increased 26.26%. The Fund had a net asset value of $15.07 per share on October 27, 2020 and ended the reporting period with a net asset value of $19.02 per share on November 30, 2020.
During the reporting period, the highest returns came from FuelCell Energy, Inc. and GCL-Poly Energy Holdings Limited, which returned 360.50% and 113.44%, respectively. The worst performers were United Renewable Energy Co., Ltd. and Flat Glass Group Co., Ltd., which returned -7.76% and -2.95%, respectively.
The need to mitigate the negative environmental impacts of human activity is more immediate than ever. Clean technologies like those involved in renewable energy production, energy storage, smart grid implementation, energy efficiency, and pollution-reduction are essential to tackling negative environmental impacts like climate change.
As the economic and societal implications of these impacts continue to mount, governments and companies are ramping up carbon neutrality efforts by setting aggressive emissions targets and committing to CleanTech adoption. The European Union (EU), China, and Japan are aggressively committing to carbon neutrality in the coming decades and so are leading companies like Amazon, Apple and Walmart. Domestically, expectations for CleanTech’s growth accelerated further with the election of Joe Biden. His administration will seek to pass a broad infrastructure bill with billions earmarked for cleantech investments to reduce the country’s carbon footprint. During the reporting period the Fund had approximate exposure of 49% to Industrials, 36% to Information Technology, and 11% to Materials.

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2020
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Global X CleanTech ETF	26.21%	26.08%
Indxx Global CleanTech Index	26.26%	26.26%
MSCI ACWI Index (Net)	8.31%	8.31%

Management Discussion of Fund Performance (unaudited)
Global X CleanTech ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on October 27, 2020.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X U.S. Infrastructure Development ETF

Global X U.S. Infrastructure Development ETF
The Global X U.S. Infrastructure Development ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx U.S. Infrastructure Development Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index is designed to measure the performance of U.S. listed companies that provide exposure to domestic infrastructure development, including companies involved in construction and engineering; production of infrastructure raw materials, composites and products; industrial transportation; and producers/distributors of heavy construction equipment, defined by Indxx, LLC, the provider of the Underlying Index.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 16.77%, while the Underlying Index increased 17.25%. The Fund had a net asset value of $17.43 per share on November 30, 2019 and ended the reporting period with a net asset value of $20.24 per share on November 30, 2020.
During the reporting period, the highest returns came from Arconic Corp. and Calix, Inc., which returned 297.54% and 205.55%, respectively. The worst performers were MRC Global Inc. and Matrix Service Company which returned -56.67% and -54.25%, respectively.
The Fund invests in companies that are expected to benefit from increased spending on infrastructure activities in the United States. These activities could include the development of new public or private infrastructure, as well as repairs to existing infrastructure. The Fund suffered in the initial period of the year, as the COVID-19 pandemic created a risk-off environment for equities and many infrastructure projects stalled due to stay-at-home orders. The Fund rebounded in the later part of the reporting period as markets recovered and investors became increasingly bullish on infrastructure spending as a key component of fiscal stimulus. President-elect Biden has pledged to support $2 trillion in infrastructure spending to rebuild and modernize the nation’s infrastructure assets, creating further bullishness in the space. During the reporting period, the Fund saw an average approximate allocation of 70% to Industrials, 23% to Materials, and 4% to Information Technology.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Net Asset Value	Market Price	Net Asset Value
Global X U.S. Infrastructure Development ETF	16.77%	16.93%	8.53%	8.53%	8.99%	9.05%
Indxx U.S. Infrastructure Development Index	17.25%	17.25%	9.02%	9.02%	9.48%	9.48%
S&P 500® Index	17.46%	17.46%	13.17%	13.17%	14.14%	14.14%

Management Discussion of Fund Performance (unaudited)
Global X U.S. Infrastructure Development ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on March 6, 2017.
The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Thematic Growth ETF

Global X Thematic Growth ETF
The Global X Thematic Growth ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Thematic Growth Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.
The Underlying Index seeks to provide broad exposure to thematic growth strategies using a portfolio of exchange-traded funds, each of which is issued by Global X Funds® (the “Underlying ETFs”). The share prices of the Underlying ETFs are expected to track the performance of equities in developed or emerging markets that provide exposure to structurally disruptive macro-trends.
For the 12-month period ended November 30, 2020 (the “reporting period”), the Fund increased 60.81%, while the Underlying Index increased 60.74%. The Fund had a net asset value of $26.50 per share on November 30, 2019 and ended the reporting period with a net asset value of $42.45 per share on November 30, 2020.
During the reporting period, the highest returns came from Global X Lithium & Battery Tech ETF and Global X Social Media ETF which returned 108.62% and 71.27%, respectively. The Fund’s worst performers still had positive performance, with the Global X Longevity Thematic ETF and Global X Cloud Computing ETF returning 9.12% and 6.07%, respectively.
The Fund seeks to gain exposure to multiple disruptive trends by selecting those with the highest revenue growth within various sectors of the economy. During the reporting period, the COVID-19 pandemic raged, causing the adoption of numerous themes to accelerate. The shift to the stay-at-home economy benefited certain themes like Social Media and E-commerce, as society shifted to digital communications and online shopping. Other themes like FinTech, Robotics & Artificial Intelligence, and the Internet of Things also benefitted in this environment as companies, organizations, and governments looked to increasingly implement digital technologies to avoid person-to-person contact. During the reporting period, the Fund had an average approximate allocation of 19% to Financials, 18% to Communication Services, 17% to Health Care, 14% to Consumer Discretionary, 13% to Information Technology, 10% to Industrials, and 10% to Energy and Transportation sector.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Thematic Growth ETF	60.81%	60.60%	61.08%	62.57%
Solactive Thematic Growth Index	60.74%	60.74%	60.91%	60.91%
MSCI ACWI Index (Net)	15.01%	15.01%	16.59%	16.59%

Management Discussion of Fund Performance (unaudited)
Global X Thematic Growth ETF

Growth of a 10,000 Investment
(at Net Asset Value)

* The Fund commenced operations on October 25, 2019.
The MSCI ACWI (Net) (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
See definition of comparative indices on the previous page and above.

Schedule of Investments		November 30, 2020
Global X Robotics & Artificial Intelligence ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.8%
CANADA— 1.5%
Industrials — 1.5%
ATS Automation Tooling Systems *	1,913,953	$32,034,602
FINLAND— 2.1%
Industrials — 2.1%
Cargotec, Cl B	1,146,054	45,925,511
JAPAN— 44.7%
Communication Services — 0.4%
RPA Holdings (A)*	1,180,490	7,618,986
Health Care — 1.1%
CYBERDYNE (A)*	2,800,084	23,818,504
Industrials — 28.1%
Daifuku	854,637	99,171,496
FANUC	711,826	173,152,401
Hirata	218,389	17,466,931
Idec	674,760	11,938,933
Mitsubishi Electric	5,553,937	81,677,894
Nachi-Fujikoshi	510,355	21,094,510
Shibaura Machine	614,792	13,566,400
SMC	139,379	88,646,514

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Robotics & Artificial Intelligence ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
Yaskawa Electric	2,086,939	$100,669,415
		607,384,494
Information Technology — 15.1%
AI inside (A)*	76,457	50,005,921
Autonomous Control Systems Laboratory (A)*	210,550	5,692,069
Keyence	309,636	158,240,254
Omron	1,092,334	98,784,077
PKSHA Technology (A)*	627,642	13,849,957
		326,572,278
TOTAL JAPAN		965,394,262
SWITZERLAND— 11.5%
Health Care — 4.2%
Tecan Group	206,245	90,717,728
Industrials — 7.3%
ABB	5,909,659	156,472,469
TOTAL SWITZERLAND		247,190,197
UNITED KINGDOM— 5.2%
Information Technology — 5.2%
Renishaw	1,491,055	111,474,794
UNITED STATES— 34.8%
Consumer Discretionary — 2.1%
iRobot (A)*	575,574	45,142,269
Energy — 0.5%
Helix Energy Solutions Group *	3,104,346	11,672,341
Health Care — 7.4%
Intuitive Surgical *	218,866	158,907,659
Industrials — 6.9%
AeroVironment (A)*	495,067	42,273,771
John Bean Technologies	655,113	72,429,293
Maxar Technologies (A)	1,247,984	34,736,309
		149,439,373
Information Technology — 17.9%
Brooks Automation	1,529,368	111,628,570

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Robotics & Artificial Intelligence ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Information Technology — continued
Cerence *	758,373	$68,822,349
FARO Technologies *	367,774	24,317,217
NVIDIA	338,435	181,421,466
		386,189,602
TOTAL UNITED STATES		751,351,244
TOTAL COMMON STOCK
(Cost $1,713,570,039)		2,153,370,610

SHORT-TERM INVESTMENT(B)(C) — 0.3%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $5,544,968)	5,544,968	5,544,968

REPURCHASE AGREEMENT(B) — 1.8%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $39,849,849 (collateralized by U.S. Treasury Obligations, ranging in par value $138,515 - $5,691,320, 2.000%, 07/31/2022, with a total market value of $40,644,470)

(Cost $39,849,772)	$39,849,772	39,849,772
TOTAL INVESTMENTS — 101.9%
(Cost $1,758,964,779)		$2,198,765,350

Percentages are based on Net Assets of $2,158,174,587.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $43,274,134.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $45,394,740.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Robotics & Artificial Intelligence ETF

Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,153,370,610	$—	$—	$2,153,370,610
Short-Term Investment	5,544,968	—	—	5,544,968
Repurchase Agreement	—	39,849,772	—	39,849,772
Total Investments in Securities	$2,158,915,578	$39,849,772	$—	$2,198,765,350

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Internet of Things ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.8%
AUSTRIA— 5.6%
Information Technology — 5.6%
AMS	538,979	$13,812,342
S&T (A)	128,671	2,952,116
TOTAL AUSTRIA		16,764,458
CANADA— 0.4%
Information Technology — 0.4%
Sierra Wireless *	78,521	1,146,407
CHINA— 3.4%
Information Technology — 3.4%
Xiaomi, Cl B *	2,971,386	10,156,947
FRANCE— 3.4%
Industrials — 3.4%
Legrand	46,745	3,968,947
Schneider Electric	44,427	6,199,203
TOTAL FRANCE		10,168,150
ITALY— 0.6%
Information Technology — 0.6%
Datalogic	117,181	1,874,100

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Internet of Things ETF

	Shares	Value
COMMON STOCK — continued
JAPAN— 1.4%
Information Technology — 1.4%
Nippon Ceramic	52,870	$1,453,640
Renesas Electronics *	302,500	2,692,112
TOTAL JAPAN		4,145,752
NETHERLANDS— 2.2%
Information Technology — 2.2%
NXP Semiconductors	40,915	6,481,754
NORWAY— 1.7%
Information Technology — 1.7%
Nordic Semiconductor *	351,920	5,070,229
SWEDEN— 0.2%
Information Technology — 0.2%
Fingerprint Cards, Cl B (A)	387,066	685,647
SWITZERLAND— 10.6%
Industrials — 2.0%
ABB	219,414	5,809,515
Information Technology — 8.6%
Landis+Gyr Group	57,141	4,127,937
STMicroelectronics	542,251	21,288,401
		25,416,338
TOTAL SWITZERLAND		31,225,853
TAIWAN— 8.6%
Information Technology — 8.6%
Advantech	1,513,121	16,297,803
eMemory Technology	147,662	2,968,523
MediaTek	247,800	6,120,558
TOTAL TAIWAN		25,386,884
UNITED KINGDOM— 0.3%
Information Technology — 0.3%
Spirent Communications	239,933	828,029

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Internet of Things ETF

	Shares	Value
COMMON STOCK — continued
UNITED STATES— 61.4%
Consumer Discretionary — 8.4%
Garmin	148,035	$17,284,567
Vivint Smart Home *	347,939	7,665,096
		24,949,663
Health Care — 3.8%
DexCom *	35,520	11,355,034
Industrials — 17.8%
ADT	1,494,121	11,609,320
Emerson Electric	77,925	5,986,199
Honeywell International	33,039	6,737,313
Johnson Controls International	137,056	6,310,058
Resideo Technologies *	61,002	1,127,927
Rockwell Automation	22,730	5,808,879
Sensata Technologies Holding *	309,023	15,089,592
		52,669,288
Information Technology — 31.4%
Alarm.com Holdings *	95,369	7,239,461
Ambarella *	67,118	5,243,929
Analog Devices	39,748	5,528,152
Badger Meter	56,909	4,691,578
Belden	86,979	3,346,952
Cisco Systems	106,027	4,561,281
Digi International *	66,126	1,134,722
Fitbit, Cl A *	464,388	3,334,306
Impinj *	44,179	1,846,240
InterDigital	60,460	3,622,159
International Business Machines	39,551	4,885,339
Itron *	78,617	6,180,082
NETGEAR *	57,610	1,832,574
PTC *	20,001	2,157,108
QUALCOMM	54,110	7,963,369
Rambus *	221,374	3,479,999

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Internet of Things ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Information Technology — continued
Silicon Laboratories *	85,465	$10,017,353
Skyworks Solutions	113,141	15,972,115
		93,036,719
TOTAL UNITED STATES		182,010,704
TOTAL COMMON STOCK
(Cost $234,364,827)		295,944,914

SHORT-TERM INVESTMENT(B)(C) — 0.1%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $265,330)	265,330	265,330

REPURCHASE AGREEMENT(B) — 0.6%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $1,906,841 (collateralized by U.S. Treasury Obligations, ranging in par value $6,628 - $272,333, 2.000%, 07/31/2022, with a total market value of $1,944,862)

(Cost $1,906,837)	$1,906,837	1,906,837
TOTAL INVESTMENTS — 100.5%
(Cost $236,536,994)		$298,117,081

Percentages are based on Net Assets of $296,507,952.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $2,007,461.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $2,172,167.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Internet of Things ETF

Cl — Class

The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$295,944,914	$—	$—	$295,944,914
Short-Term Investment	265,330	—	—	265,330
Repurchase Agreement	—	1,906,837	—	1,906,837
Total Investments in Securities	$296,210,244	$1,906,837	$—	$298,117,081

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X FinTech ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.9%
AUSTRALIA— 8.1%
Financials — 1.3%
HUB24 (A)	267,117	$4,235,672
Zip (A)*	1,621,532	7,240,636
		11,476,308
Information Technology — 6.8%
Afterpay *	761,258	53,294,174
IRESS	788,855	6,050,990
		59,345,164
TOTAL AUSTRALIA		70,821,472
BRAZIL— 10.3%
Information Technology — 10.3%
Pagseguro Digital, Cl A *	750,068	35,523,220
StoneCo, Cl A *	745,699	54,600,081
TOTAL BRAZIL		90,123,301
DENMARK— 2.5%
Information Technology — 2.5%
SimCorp	168,590	22,189,668
GERMANY— 1.6%
Financials — 1.6%
Hypoport *	26,996	14,241,054

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X FinTech ETF

	Shares	Value
COMMON STOCK — continued
ISRAEL— 0.7%
Information Technology — 0.7%
Sapiens International	208,420	$6,221,337
ITALY— 3.9%
Information Technology — 3.9%
Nexi *	1,790,297	33,836,566
JAPAN— 0.6%
Industrials — 0.6%
Makuake (A)*	47,720	4,905,859
NETHERLANDS— 6.1%
Information Technology — 6.1%
Adyen *	27,973	53,605,046
NEW ZEALAND— 5.6%
Information Technology — 5.6%
Xero (A)*	498,470	48,666,875
SWITZERLAND— 3.2%
Financials — 0.3%
Leonteq	78,048	2,870,870
Information Technology — 2.9%
Temenos	202,291	25,652,277
TOTAL SWITZERLAND		28,523,147
UNITED STATES— 57.3%
Financials — 3.6%
Blucora *	197,115	2,570,380
LendingClub *	401,262	3,202,071
LendingTree *	54,349	13,890,517
Virtu Financial, Cl A (A)	500,939	11,416,399
		31,079,367
Health Care — 2.4%
HealthEquity (A)*	297,118	21,300,389
Information Technology — 51.3%
Bill.com Holdings *	322,931	39,626,863

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X FinTech ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Black Knight *	418,079	$38,304,398
Bottomline Technologies *	182,526	8,330,487
Envestnet *	222,665	17,871,093
Fidelity National Information Services	290,792	43,156,441
Fiserv *	398,928	45,948,527
GreenSky, Cl A *	392,771	1,673,204
Guidewire Software *	279,996	34,293,910
Intuit	137,420	48,374,588
Mitek Systems *	205,905	2,425,561
PayPal Holdings *	237,361	50,823,737
Square, Cl A *	388,110	81,875,686
SS&C Technologies Holdings	514,801	35,464,641
		448,169,136
TOTAL UNITED STATES		500,548,892
TOTAL COMMON STOCK
(Cost $589,803,068)		873,683,217

SHORT-TERM INVESTMENT(B)(C) — 0.6%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $5,304,606)	5,304,606	5,304,606

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X FinTech ETF

	Face Amount	Value
REPURCHASE AGREEMENT(B) — 4.4%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $38,122,445 (collateralized by U.S. Treasury Obligations, ranging in par value $132,510 - $5,444,614, 2.000%, 07/31/2022, with a total market value of $38,882,622)

(Cost $38,122,371)	$38,122,371	$38,122,371
TOTAL INVESTMENTS — 104.9%
(Cost $633,230,045)		$917,110,194

Percentages are based on Net Assets of $874,174,549.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $41,388,438.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $43,426,977.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$873,683,217	$—	$—	$873,683,217
Short-Term Investment	5,304,606	—	—	5,304,606
Repurchase Agreement	—	38,122,371	—	38,122,371
Total Investments in Securities	$878,987,823	$38,122,371	$—	$917,110,194

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Video Games & Esports ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.9%
CHINA— 17.7%
Communication Services — 17.7%
Bilibili ADR *	424,556	$26,687,590
DouYu International Holdings ADR *	962,482	12,762,511
HUYA ADR (A)*	190,366	3,938,673
JOYY ADR	207,058	18,442,656
NetEase ADR	259,350	23,437,460
TOTAL CHINA		85,268,890
FRANCE— 4.5%
Communication Services — 4.5%
Ubisoft Entertainment *	228,961	21,850,413
IRELAND— 1.3%
Information Technology — 1.3%
Keywords Studios	202,450	6,205,613
JAPAN— 26.1%
Communication Services — 26.1%
Akatsuki	33,566	1,443,716
Capcom	402,130	22,675,851
DeNA	282,280	4,953,943
Gumi	133,918	1,114,753
GungHo Online Entertainment	233,822	5,948,979
KLab	177,780	1,735,603

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Video Games & Esports ETF

	Shares	Value
COMMON STOCK — continued
Communication Services — continued
Konami Holdings	315,513	$16,551,006
Nexon	800,690	24,226,104
Nintendo	53,395	30,344,643
Square Enix Holdings	272,790	16,768,966
TOTAL JAPAN		125,763,564
SINGAPORE— 0.6%
Communication Services — 0.6%
IGG	2,888,400	2,887,469
SOUTH KOREA— 9.5%
Communication Services — 9.5%
Com2uSCorp	23,999	2,906,209
Gravity ADR	22,376	3,891,186
JoyCity *	75,039	1,356,269
NCSoft	24,360	17,831,639
Neowiz *	53,338	1,115,878
Netmarble	83,056	9,382,314
Nexon GT *	111,837	1,329,047
Pearl Abyss *	24,880	4,656,498
Webzen *	62,008	1,905,266
Wemade	36,773	1,362,517
TOTAL SOUTH KOREA		45,736,823
SWEDEN— 6.8%
Communication Services — 6.8%
Embracer Group, Cl B *	979,599	19,947,740
Stillfront Group *	110,103	12,710,507
TOTAL SWEDEN		32,658,247
TAIWAN— 8.5%
Communication Services — 8.5%
Chinese Gamer International *	395,000	812,104
Gamania Digital Entertainment	471,600	1,093,685
Sea ADR *	217,534	39,236,609

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Video Games & Esports ETF

	Shares	Value
COMMON STOCK — continued
TOTAL TAIWAN		$41,142,398
UNITED STATES— 24.9%
Communication Services — 18.1%
Activision Blizzard	301,688	23,978,162
Electronic Arts	171,461	21,904,143
Glu Mobile *	418,658	4,232,632
Take-Two Interactive Software *	118,147	21,326,715
Zynga, Cl A *	1,882,351	15,529,396
		86,971,048
Consumer Discretionary — 0.3%
Turtle Beach *	68,992	1,289,460
Information Technology — 6.5%
NVIDIA	58,179	31,187,434
TOTAL UNITED STATES		119,447,942
TOTAL COMMON STOCK
(Cost $411,313,484)		480,961,359

SHORT-TERM INVESTMENT(B)(C) — 0.1%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $378,237)	378,237	378,237

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Video Games & Esports ETF

	Face Amount	Value
REPURCHASE AGREEMENT(B) — 0.6%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $2,718,266 (collateralized by U.S. Treasury Obligations, ranging in par value $9,448 - $388,220, 2.000%, 07/31/2022, with a total market value of $2,772,470)

(Cost $2,718,261)	$2,718,261	$2,718,261
TOTAL INVESTMENTS — 100.6%
(Cost $414,409,982)		$484,057,857

Percentages are based on Net Assets of $481,340,715.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $2,917,373.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $3,096,498.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

ADR — American Depositary Receipt
Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$480,961,359	$—	$—	$480,961,359
Short-Term Investment	378,237	—	—	378,237
Repurchase Agreement	—	2,718,261	—	2,718,261
Total Investments in Securities	$481,339,596	$2,718,261	$—	$484,057,857

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Autonomous & Electric Vehicles ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 98.9%
AUSTRALIA— 2.6%
Materials — 2.6%
Orocobre *	460,382	$1,401,029
Pilbara Minerals *	4,155,699	2,174,107
TOTAL AUSTRALIA		3,575,136
BELGIUM— 0.7%
Materials — 0.7%
Umicore	21,135	949,834
CANADA— 1.5%
Industrials — 0.7%
Ballard Power Systems *	44,908	921,961
Information Technology — 0.8%
BlackBerry *	193,843	1,137,859
TOTAL CANADA		2,059,820
CHILE— 2.0%
Materials — 2.0%
Lundin Mining	150,785	1,207,769
Sociedad Quimica y Minera de Chile ADR	31,496	1,482,517
TOTAL CHILE		2,690,286

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Autonomous & Electric Vehicles ETF

	Shares	Value
COMMON STOCK — continued
CHINA— 7.8%
Communication Services — 1.2%
Baidu ADR *	11,488	$1,596,717
Consumer Discretionary — 5.6%
BYD, Cl H	98,345	2,310,045
Geely Automobile Holdings	474,900	1,320,102
NIO ADR *	79,252	4,004,604
		7,634,751
Materials — 1.0%
Ganfeng Lithium, Cl H	149,824	1,302,566
TOTAL CHINA		10,534,034
FRANCE— 1.0%
Consumer Discretionary — 1.0%
Renault *	35,095	1,400,265
GERMANY— 2.8%
Consumer Discretionary — 2.8%
Continental	10,609	1,449,254
Daimler	34,931	2,358,735
TOTAL GERMANY		3,807,989
JAPAN— 7.2%
Consumer Discretionary — 6.3%
Denso	28,702	1,356,722
Honda Motor	56,436	1,554,121
Nissan Motor *	260,804	1,231,800
Panasonic	125,200	1,335,747
Toyota Motor	45,050	3,023,783
		8,502,173
Industrials — 0.9%
GS Yuasa	50,350	1,218,733
TOTAL JAPAN		9,720,906

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Autonomous & Electric Vehicles ETF

	Shares	Value
COMMON STOCK — continued
LUXEMBOURG— 0.9%
Materials — 0.9%
APERAM	31,090	$1,190,076
NETHERLANDS— 2.0%
Consumer Discretionary — 0.6%
TomTom *	98,559	807,001
Information Technology — 1.4%
NXP Semiconductors	11,744	1,860,484
TOTAL NETHERLANDS		2,667,485
RUSSIA— 1.0%
Communication Services — 1.0%
Yandex, Cl A *	20,608	1,421,128
SOUTH KOREA— 4.6%
Consumer Discretionary — 2.7%
Hyundai Motor	11,886	1,949,581
Kia Motors	33,746	1,762,703
		3,712,284
Information Technology — 1.9%
Samsung Electronics	43,636	2,630,266
TOTAL SOUTH KOREA		6,342,550
SWEDEN— 2.1%
Consumer Discretionary — 2.1%
Autoliv *	14,309	1,274,216
Veoneer (A)*	78,186	1,558,247
TOTAL SWEDEN		2,832,463
UNITED KINGDOM— 1.9%
Consumer Discretionary — 1.2%
Fiat Chrysler Automobiles *	101,331	1,583,759
Materials — 0.7%
Johnson Matthey	32,550	966,453
TOTAL UNITED KINGDOM		2,550,212

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Autonomous & Electric Vehicles ETF

	Shares	Value
COMMON STOCK — continued
UNITED STATES— 60.8%
Communication Services — 2.6%
Alphabet, Cl A *	1,980	$3,473,712
Consumer Discretionary — 14.6%
American Axle & Manufacturing Holdings *	118,752	945,266
Aptiv *	15,101	1,792,489
BorgWarner	26,585	1,032,827
Dana *	68,974	1,161,522
Ford Motor *	194,007	1,761,584
General Motors *	54,500	2,389,280
Gentherm *	22,296	1,267,751
Harley-Davidson	32,687	1,316,959
Lear	8,723	1,246,953
Tesla *	9,624	5,462,582
Visteon *	12,612	1,524,160
		19,901,373
Industrials — 11.6%
Bloom Energy, Cl A *	50,737	1,244,071
EnerSys	13,597	1,112,371
General Electric	266,896	2,717,001
Honeywell International	13,101	2,671,556
Hyster-Yale Materials Handling	22,721	1,250,564
ITT	15,840	1,150,459
Johnson Controls International	36,204	1,666,832
Plug Power *	101,545	2,679,773
Westinghouse Air Brake Technologies	17,098	1,253,283
		15,745,910
Information Technology — 25.6%
Advanced Micro Devices *	34,294	3,177,682
Ambarella *	19,205	1,500,487
Apple	30,512	3,632,453
CEVA *	23,167	910,000
Cisco Systems	64,195	2,761,669

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Autonomous & Electric Vehicles ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
II-VI *	20,714	$1,401,302
Intel	50,454	2,439,451
Maxim Integrated Products *	16,733	1,389,508
Micron Technology *	35,694	2,287,628
Microsoft	14,282	3,057,348
NVIDIA	7,264	3,893,940
ON Semiconductor *	47,131	1,355,016
QUALCOMM	28,157	4,143,866
Rogers *	7,153	1,050,847
Xilinx	12,815	1,865,223
		34,866,420
Materials — 6.4%
Albemarle	11,841	1,610,021
Allegheny Technologies *	82,558	1,113,707
Cabot	23,101	956,612
Carpenter Technology	36,774	898,757
Freeport-McMoRan Copper & Gold *	88,338	2,066,226
Livent *	134,611	2,042,049
		8,687,372
TOTAL UNITED STATES		82,674,787
TOTAL COMMON STOCK
(Cost $114,035,554)		134,416,971
PREFERRED STOCK — 1.0%
GERMANY— 1.0%
Consumer Discretionary — 1.0%
Volkswagen(B)
(Cost $1,499,620)	8,475	1,432,877
SHORT-TERM INVESTMENT(C)(D) — 0.0%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $49,226)	49,226	49,226

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Autonomous & Electric Vehicles ETF

	Face Amount	Value
REPURCHASE AGREEMENT(C) — 0.3%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $353,770 (collateralized by U.S. Treasury Obligations, ranging in par value $1,230 - $50,525, 2.000%, 07/31/2022, with a total market value of $360,824)

(Cost $353,769)	$353,769	$353,769
TOTAL INVESTMENTS — 100.2%
(Cost $115,938,169)		$136,252,843

Percentages are based on Net Assets of $135,922,537.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $388,635.
(B)	There is currently no stated interest rate.
(C)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $402,995.
(D)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

ADR — American Depositary Receipt
Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$134,416,971	$—	$—	$134,416,971
Preferred Stock	1,432,877	—	—	1,432,877
Short-Term Investment	49,226	—	—	49,226
Repurchase Agreement	—	353,769	—	353,769
Total Investments in Securities	$135,899,074	$353,769	$—	$136,252,843

As of November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Cloud Computing ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 100.0%
CANADA— 4.1%
Information Technology — 4.1%
Shopify, Cl A *	52,554	$57,303,831
CHINA— 4.2%
Consumer Discretionary — 1.5%
Alibaba Group Holding ADR *	80,133	21,103,827
Information Technology — 2.7%
21Vianet Group ADR *	1,202,276	34,072,502
Kingsoft	710,000	3,562,593
		37,635,095
TOTAL CHINA		58,738,922
NEW ZEALAND— 4.4%
Information Technology — 4.4%
Xero *	631,218	61,627,393
UNITED STATES— 87.3%
Communication Services — 4.8%
Alphabet, Cl A *	8,877	15,573,809
Netflix *	106,058	52,042,660
		67,616,469
Consumer Discretionary — 1.9%
Amazon.com *	8,290	26,263,051
Information Technology — 75.6%
2U *	820,706	26,517,011
Akamai Technologies *	530,497	54,911,744
Anaplan *	885,878	62,002,600
Benefitfocus *	374,017	5,382,105
Box, Cl A *	1,783,099	33,326,120

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Cloud Computing ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Cornerstone OnDemand *	735,090	$32,454,224
Coupa Software *	174,867	57,515,505
Dropbox, Cl A *	2,707,695	54,072,669
Everbridge *	390,350	49,551,029
Fastly, Cl A *	735,243	62,326,549
International Business Machines	35,517	4,387,060
Microsoft	123,029	26,336,818
Mimecast *	727,818	32,737,254
Paycom Software *	146,009	60,897,434
Paylocity Holding *	285,220	56,074,252
Proofpoint *	549,057	56,821,909
Qualys *	442,752	42,065,868
salesforce.com *	209,346	51,457,247
SPS Commerce *	398,159	41,038,248
Twilio, Cl A *	177,140	56,700,743
Workday, Cl A *	241,932	54,383,894
Workiva, Cl A *	447,435	33,553,151
Zoom Video Communications, Cl A *	109,611	52,433,518
Zscaler *	362,940	56,527,905
		1,063,474,857
Real Estate — 5.0%
CoreSite Realty ‡	55,540	6,964,161
CyrusOne ‡	156,899	10,968,809
Digital Realty Trust ‡	348,357	46,941,106
QTS Realty Trust, Cl A ‡	83,317	4,949,863
		69,823,939
TOTAL UNITED STATES		1,227,178,316
TOTAL COMMON STOCK
(Cost $1,152,604,799)		1,404,848,462
TOTAL INVESTMENTS — 100.0%
(Cost $1,152,604,799)		$1,404,848,462

Percentages are based on Net Assets of $1,405,489,005.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Cloud Computing ETF

*	Non-income producing security.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt
Cl — Class
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Data Center REITs & Digital Infrastructure ETF

Sector Weightings (unaudited)†:
† Sector weightings percentages are based on the total market value of investments.
	Shares	Value
COMMON STOCK — 100.0%
AUSTRALIA— 3.8%
Information Technology — 3.8%
NEXTDC *	17,280	$143,243
CHINA— 12.3%
Communication Services — 4.1%
China Tower, Cl H	980,000	154,222
Information Technology — 8.2%
21Vianet Group ADR *	4,275	121,153
GDS Holdings ADR *	2,035	183,211
		304,364
TOTAL CHINA		458,586
HONG KONG— 0.6%
Information Technology — 0.6%
SUNeVision Holdings	21,850	20,434
INDONESIA— 2.8%
Communication Services — 2.8%
Sarana Menara Nusantara	956,320	74,162
Tower Bersama Infrastructure	316,025	31,893
TOTAL INDONESIA		106,055
SINGAPORE— 2.9%
Real Estate — 2.9%
Keppel ‡	51,465	107,947
TAIWAN— 1.8%
Information Technology — 1.8%
Winbond Electronics	104,585	67,149

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Data Center REITs & Digital Infrastructure ETF

	Shares	Value
COMMON STOCK — continued
UNITED STATES— 75.8%
Information Technology — 14.4%
Advanced Micro Devices *	925	$85,711
Microchip Technology	685	92,057
Micron Technology *	1,540	98,699
NVIDIA	135	72,368
Super Micro Computer *	1,755	49,509
Switch, Cl A	3,105	49,028
Western Digital *	2,035	91,330
		538,702
Real Estate — 61.4%
American Tower, Cl A ‡	1,900	439,280
CoreSite Realty ‡	1,360	170,530
Crown Castle International ‡	2,785	466,683
CyrusOne ‡	2,195	153,452
Digital Realty Trust ‡	2,210	297,798
Equinix ‡	560	390,762
QTS Realty Trust, Cl A ‡	2,330	138,425
SBA Communications, Cl A ‡	560	160,821
Uniti Group ‡	7,250	74,530
		2,292,281
TOTAL UNITED STATES		2,830,983
TOTAL COMMON STOCK
(Cost $3,743,236)		3,734,397
TOTAL INVESTMENTS — 100.0%
(Cost $3,743,236)		$3,734,397

Percentages are based on Net Assets of $3,735,557.
*	Non-income producing security.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Data Center REITs & Digital Infrastructure ETF

As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Cybersecurity ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
ISRAEL— 7.7%
Information Technology — 7.7%
Check Point Software Technologies *	22,880	$2,692,518
Radware *	28,644	722,115
Tufin Software Technologies *	19,987	155,699
TOTAL ISRAEL		3,570,332
JAPAN— 5.8%
Information Technology — 5.8%
Digital Arts	8,775	751,482
Trend Micro *	35,630	1,937,397
TOTAL JAPAN		2,688,879
SOUTH KOREA— 0.7%
Information Technology — 0.7%
Ahnlab	6,140	351,238
UNITED KINGDOM— 4.6%
Information Technology — 4.6%
Avast	317,663	2,154,395
UNITED STATES— 81.1%
Information Technology — 81.1%
A10 Networks *	47,035	375,339
Crowdstrike Holdings, Cl A *	19,968	3,060,695
CyberArk Software *	19,172	2,202,288
FireEye *	137,928	2,073,058
Fortinet *	23,210	2,860,168
Mimecast *	39,700	1,785,706
NortonLifeLock	94,439	1,721,623
Okta, Cl A *	11,895	2,914,751
OneSpan *	24,786	490,267

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Cybersecurity ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Palo Alto Networks *	11,359	$3,338,637
Ping Identity Holding *	50,374	1,132,911
Proofpoint *	20,959	2,169,047
Qualys *	22,096	2,099,341
Rapid7 *	30,357	2,274,954
Sailpoint Technologies Holdings *	43,934	2,045,567
Tenable Holdings *	53,096	1,911,987
Varonis Systems *	16,486	1,988,871
VirnetX Holding *	43,411	235,288
Zix *	34,860	250,992
Zscaler *	18,483	2,878,727
TOTAL UNITED STATES		37,810,217
TOTAL COMMON STOCK
(Cost $41,871,725)		46,575,061
TOTAL INVESTMENTS — 99.9%
(Cost $41,871,725)		$46,575,061

Percentages are based on Net Assets of $46,633,552.
*	Non-income producing security.

Cl — Class
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Artificial Intelligence & Technology ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.9%
BRAZIL— 0.4%
Information Technology — 0.4%
StoneCo, Cl A *	7,026	$514,444
CANADA— 4.7%
Industrials — 1.1%
Thomson Reuters	16,869	1,338,218
Information Technology — 3.6%
BlackBerry (A)*	63,713	373,995
Open Text	9,220	407,888
Shopify, Cl A *	3,273	3,568,814
		4,350,697
TOTAL CANADA		5,688,915
CHINA— 10.3%
Communication Services — 4.0%
Baidu ADR *	9,275	1,289,132
Tencent Holdings	42,251	3,068,341
Tencent Music Entertainment Group ADR *	22,765	381,541
		4,739,014
Consumer Discretionary — 6.3%
Alibaba Group Holding ADR *	12,079	3,181,126
Meituan, Cl B *	118,411	4,429,434
		7,610,560

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Artificial Intelligence & Technology ETF

	Shares	Value
COMMON STOCK — continued
TOTAL CHINA		$12,349,574
GERMANY— 4.3%
Industrials — 2.8%
Siemens	22,825	3,057,968
Siemens Energy *	11,137	331,720
		3,389,688
Information Technology — 1.5%
Infineon Technologies	44,609	1,575,226
Software	6,435	277,574
		1,852,800
TOTAL GERMANY		5,242,488
ISRAEL— 0.4%
Information Technology — 0.4%
Wix.com *	1,754	448,024
JAPAN— 0.4%
Industrials — 0.4%
Toshiba	15,530	435,182
NEW ZEALAND— 0.4%
Information Technology — 0.4%
Xero *	4,896	478,009
SOUTH KOREA— 4.5%
Information Technology — 4.5%
Samsung Electronics	67,266	4,054,622
SK Hynix	14,657	1,291,453
TOTAL SOUTH KOREA		5,346,075
SWEDEN— 0.8%
Information Technology — 0.8%
Hexagon, Cl B	11,981	997,465
SWITZERLAND— 1.0%
Information Technology — 1.0%
STMicroelectronics	30,837	1,211,008

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Artificial Intelligence & Technology ETF

	Shares	Value
COMMON STOCK — continued
TAIWAN— 0.9%
Information Technology — 0.9%
Macronix International	273,000	$368,757
Phison Electronics	27,390	310,393
Winbond Electronics	647,600	415,791
TOTAL TAIWAN		1,094,941
UNITED KINGDOM— 1.2%
Industrials — 0.9%
Experian	31,300	1,105,679
Information Technology — 0.3%
Computacenter	12,013	356,682
TOTAL UNITED KINGDOM		1,462,361
UNITED STATES— 70.6%
Communication Services — 11.5%
Alphabet, Cl A *	2,013	3,531,607
Facebook, Cl A *	13,083	3,623,599
Netflix *	6,362	3,121,833
Snap, Cl A *	41,197	1,829,971
Twitter *	26,679	1,240,840
Yelp, Cl A *	12,670	404,680
		13,752,530
Consumer Discretionary — 3.7%
Amazon.com *	1,017	3,221,897
eBay	23,901	1,205,327
		4,427,224
Industrials — 5.1%
Nielsen Holdings	19,928	322,236
Northrop Grumman	5,669	1,713,512
Uber Technologies *	59,420	2,950,797
Verisk Analytics, Cl A	5,519	1,094,473
		6,081,018

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Artificial Intelligence & Technology ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — 50.3%
Adobe *	7,028	$3,362,687
Advanced Micro Devices *	40,015	3,707,790
Ambarella *	6,668	520,971
Anaplan *	6,798	475,792
Cisco Systems	63,926	2,750,097
Cloudera *	26,165	305,607
Cornerstone OnDemand *	8,299	366,401
Crowdstrike Holdings, Cl A *	5,140	787,859
DXC Technology *	17,219	377,268
Envestnet *	3,901	313,094
Fair Isaac *	997	471,362
FireEye *	22,629	340,114
Fortinet *	5,487	676,163
Genpact	7,812	317,558
Hewlett Packard Enterprise	43,635	481,730
HubSpot *	1,513	596,621
Intel	50,165	2,425,478
International Business Machines	23,894	2,951,387
Juniper Networks	12,039	262,089
Lattice Semiconductor *	10,338	432,645
LivePerson *	7,674	448,315
Microchip Technology	8,641	1,161,264
Micron Technology *	19,166	1,228,349
Microsoft	15,011	3,213,405
NetApp	7,515	400,625
NortonLifeLock	20,061	365,712
Nuance Communications *	11,375	490,604
NVIDIA	7,511	4,026,347
Oracle	54,546	3,148,395
Pegasystems	2,913	381,253
PROS Holdings *	7,578	325,020
PTC *	4,032	434,851
Pure Storage, Cl A *	16,784	306,644

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Artificial Intelligence & Technology ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
QUALCOMM	33,925	$4,992,742
salesforce.com *	16,125	3,963,525
Seagate Technology	8,709	512,176
ServiceNow *	7,041	3,763,767
Splunk *	5,396	1,101,755
Synopsys *	5,119	1,164,573
Teradata *	14,748	323,424
Trade Desk, Cl A *	1,414	1,274,113
Twilio, Cl A *	4,402	1,409,036
Verint Systems *	6,859	390,689
Workday, Cl A *	5,948	1,337,051
Xilinx	8,265	1,202,971
Zebra Technologies, Cl A *	1,789	676,993
Zendesk *	3,957	528,259
		60,494,571
TOTAL UNITED STATES		84,755,343
TOTAL COMMON STOCK
(Cost $95,743,400)		120,023,829

SHORT-TERM INVESTMENT(B)(C) — 0.0%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $25,545)	25,545	25,545

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Artificial Intelligence & Technology ETF

	Face Amount	Value
REPURCHASE AGREEMENT(B) — 0.2%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $183,580 (collateralized by U.S. Treasury Obligations, ranging in par value $638 - $26,219, 2.000%, 07/31/2022, with a total market value of $187,242)

(Cost $183,580)	$183,580	$183,580
TOTAL INVESTMENTS — 100.1%
(Cost $95,952,525)		$120,232,954

Percentages are based on Net Assets of $120,168,509.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $195,471.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $209,125.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

ADR — American Depositary Receipt
Cl — Class

The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$120,023,829	$—	$—	$120,023,829
Short-Term Investment	25,545	—	—	25,545
Repurchase Agreement	—	183,580	—	183,580
Total Investments in Securities	$120,049,374	$183,580	$—	$120,232,954

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Millennials Thematic ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.9%
UNITED STATES— 99.9%
Communication Services — 28.1%
Activision Blizzard	33,868	$2,691,829
Alphabet, Cl A *	1,712	3,003,532
Cargurus, Cl A *	10,758	269,488
Cars.com *	46,086	514,781
Facebook, Cl A *	11,869	3,287,356
IAC *	5,703	809,769
iHeartMedia *	31,518	376,798
Live Nation Entertainment *	15,469	1,015,540
Match Group *	17,536	2,441,187
Netflix *	5,575	2,735,653
Snap, Cl A *	84,078	3,734,744
Spotify Technology *	13,410	3,907,271
TripAdvisor *	11,816	308,398
Twitter *	56,553	2,630,280
Walt Disney *	20,464	3,028,876
Yelp, Cl A *	9,497	303,334
Zillow Group, Cl A *	5,316	586,621

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Millennials Thematic ETF

	Shares	Value
COMMON STOCK — continued
Communication Services — continued
Zynga, Cl A *	68,919	$568,582
		32,214,039
Consumer Discretionary — 40.6%
Amazon.com *	1,015	3,215,560
AutoNation *	6,811	417,446
Bed Bath & Beyond *	36,075	756,132
Booking Holdings *	1,506	3,054,846
Bright Horizons Family Solutions *	4,196	713,782
Capri Holdings *	14,910	527,516
CarMax *	11,765	1,099,792
Carter’s *	3,133	278,806
Carvana, Cl A *	4,604	1,151,967
Chegg *	8,966	698,720
Children’s Place Retail Stores (A)*	9,066	389,657
Chipotle Mexican Grill, Cl A *	2,006	2,586,597
Columbia Sportswear *	4,855	397,770
Designer Brands, Cl A *	39,167	309,419
Dick’s Sporting Goods	8,089	459,536
eBay	62,659	3,159,892
Etsy *	8,504	1,366,593
Expedia Group *	9,695	1,206,931
GoPro, Cl A *	75,330	526,557
Graham Holdings, Cl B	578	258,378
Groupon, Cl A *	11,429	344,699
Grubhub *	6,607	464,736
Home Depot	10,615	2,944,707
K12 *	8,854	206,564
L Brands *	19,886	771,776
Laureate Education, Cl A *	20,752	294,678
Lowe’s	21,919	3,415,418
Lululemon Athletica *	8,965	3,319,022
NIKE, Cl B	24,247	3,266,071
Peloton Interactive, Cl A *	7,494	871,927

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Millennials Thematic ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — continued
Planet Fitness, Cl A *	5,751	$419,535
Skechers USA, Cl A *	9,664	323,454
Starbucks	28,900	2,832,778
Strategic Education	1,598	150,036
Under Armour, Cl A *	21,095	349,544
VF	28,507	2,377,484
Wayfair, Cl A *	4,850	1,233,646
WW International *	10,898	321,600
		46,483,572
Consumer Staples — 2.5%
Costco Wholesale	6,760	2,648,366
Sprouts Farmers Market *	10,926	231,303
		2,879,669
Financials — 1.2%
Blucora *	16,011	208,783
LendingClub *	25,578	204,112
LendingTree *	1,106	282,671
Nelnet, Cl A	4,537	308,063
SLM	30,361	322,131
		1,325,760
Industrials — 4.5%
Avis Budget Group *	14,260	501,524
Lyft, Cl A *	21,481	819,930
Uber Technologies *	76,766	3,812,200
		5,133,654
Information Technology — 17.0%
2U *	9,468	305,911
Apple	31,104	3,702,931
Fiserv *	21,017	2,420,738
Fitbit, Cl A *	31,177	223,851
Intuit	8,408	2,959,784
PayPal Holdings *	19,687	4,215,380
Pluralsight, Cl A *	17,873	292,760
The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Millennials Thematic ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Information Technology — continued
Square, Cl A *	25,621	$5,405,007
		19,526,362
Real Estate — 6.0%
American Campus Communities ‡	9,909	394,378
AvalonBay Communities ‡	10,162	1,692,888
Camden Property Trust ‡	7,187	710,291
Equity Residential ‡	26,858	1,555,616
Independence Realty Trust ‡ (A)	24,205	311,760
Investors Real Estate Trust ‡	3,877	269,064
Invitation Homes ‡	39,109	1,117,735
UDR ‡	21,508	827,413
		6,879,145
TOTAL UNITED STATES		114,442,201
TOTAL COMMON STOCK
(Cost $85,977,714)		114,442,201

SHORT-TERM INVESTMENT(B)(C) — 0.1%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $64,355)	64,355	64,355

REPURCHASE AGREEMENT(B) — 0.4%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $462,499 (collateralized by U.S. Treasury Obligations, ranging in par value $1,608 - $66,054, 2.000%, 07/31/2022, with a total market value of $471,724)

(Cost $462,498)	$462,498	462,498
TOTAL INVESTMENTS — 100.4%
(Cost $86,504,567)		$114,969,054

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Millennials Thematic ETF

Percentages are based on Net Assets of $114,510,674.
*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $498,051.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $526,853.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$114,442,201	$—	$—	$114,442,201
Short-Term Investment	64,355	—	—	64,355
Repurchase Agreement	—	462,498	—	462,498
Total Investments in Securities	$114,506,556	$462,498	$—	$114,969,054

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Education ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 100.0%
AUSTRALIA— 5.1%
Consumer Discretionary — 5.1%
G8 Education *	51,016	$44,358
IDP Education	16,824	303,348
TOTAL AUSTRALIA		347,706
BRAZIL— 2.8%
Consumer Discretionary — 2.8%
Arco Platform, Cl A *	1,828	79,975
YDUQS Participacoes	18,900	115,306
TOTAL BRAZIL		195,281
CHINA— 33.4%
Consumer Discretionary — 33.4%
China East Education Holdings	133,000	296,451
GSX Techedu ADR *	4,209	270,597
Koolearn Technology Holding *	56,900	231,930
New Oriental Education & Technology Group ADR *	3,803	626,925
Puxin ADR *	5,305	42,175
RISE Education Cayman ADR *	3,412	22,042
Scholar Education Group	33,400	69,536
TAL Education Group ADR *	9,854	690,371
Youdao ADR *	1,373	40,860
TOTAL CHINA		2,290,887

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Education ETF

	Shares	Value
COMMON STOCK — continued
JAPAN— 6.1%
Communication Services — 1.4%
Gakken Holdings	2,547	$39,912
V-Cube	1,672	54,036
		93,948
Consumer Discretionary — 3.4%
Benesse Holdings	6,250	131,383
Media Do	892	64,157
RareJob *	600	13,085
Riso Kyoiku	9,465	28,592
		237,217
Industrials — 0.7%
Insource	1,290	45,649
Information Technology — 0.6%
Edulab *	594	43,521
TOTAL JAPAN		420,335
NORWAY— 3.0%
Communication Services — 3.0%
Kahoot! *	26,925	203,687
SOUTH KOREA— 0.4%
Consumer Discretionary — 0.4%
MegaStudyEdu	730	25,135
UNITED KINGDOM— 5.4%
Communication Services — 5.4%
Pearson	43,043	371,794
UNITED STATES— 43.8%
Communication Services — 5.3%
Bandwidth, Cl A *	1,415	214,769
John Wiley & Sons, Cl A	2,869	99,095
Scholastic	1,984	47,060
		360,924

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Education ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — 17.3%
Bright Horizons Family Solutions *	3,340	$568,167
Chegg *	6,872	535,535
Houghton Mifflin Harcourt *	7,593	22,855
K12 *	2,523	58,862
		1,185,419
Information Technology — 21.2%
2U *	4,305	139,095
8x8 *	7,184	142,028
Brightcove *	2,717	45,374
Pluralsight, Cl A *	6,753	110,614
RingCentral, Cl A *	1,036	307,744
Slack Technologies, Cl A *	10,263	440,077
Zoom Video Communications, Cl A *	564	269,795
		1,454,727
TOTAL UNITED STATES		3,001,070
TOTAL COMMON STOCK
(Cost $6,395,983)		6,855,895
TOTAL INVESTMENTS — 100.0%
(Cost $6,395,983)		$6,855,895

Percentages are based on Net Assets of $6,855,745.
*	Non-income producing security.

ADR — American Depositary Receipt
Cl — Class
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Cannabis ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.8%
AUSTRALIA— 3.3%
Health Care — 3.3%
Cann Group (A)*	3,157,487	$1,198,195
CANADA— 72.3%
Health Care — 72.3%
Aleafia Health *	2,671,543	1,113,229
Aphria *	397,793	3,348,963
Aurora Cannabis (A)*	441,250	5,153,801
Auxly Cannabis Group (A)*	5,810,982	1,390,080
Canopy Growth *	95,197	2,741,533
Cronos Group *	337,027	3,045,440
Green Organic Dutchman Holdings (A)*	5,894,592	1,546,540
HEXO (A)*	1,649,638	1,820,343
MediPharm Labs (A)*	1,619,719	712,431
Organigram Holdings (A)*	840,044	1,192,747
Tilray, Cl 2 (A)*	312,971	2,829,258
Valens (A)*	824,764	1,272,882
TOTAL CANADA		26,167,247
UNITED KINGDOM— 7.7%
Health Care — 7.7%
GW Pharmaceuticals ADR *	19,854	2,781,148
UNITED STATES— 16.5%
Health Care — 16.5%
cbdMD (A)*	458,594	1,380,368
Charlottes Web Holdings (A)*	362,247	1,917,597

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Cannabis ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Health Care — continued
Corbus Pharmaceuticals Holdings (A)*	1,066,704	$1,301,379
Zynerba Pharmaceuticals *	292,113	1,355,404
TOTAL UNITED STATES		5,954,748
TOTAL COMMON STOCK
(Cost $30,588,833)		36,101,338

SHORT-TERM INVESTMENT(B)(C) — 3.3%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $1,196,648)	1,196,648	1,196,648

REPURCHASE AGREEMENT(B) — 23.8%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $8,599,911 (collateralized by U.S. Treasury Obligations, ranging in par value $29,893 - $1,228,232, 2.000%, 07/31/2022, with a total market value of $8,771,399)

(Cost $8,599,894)	$8,599,894	8,599,894
TOTAL INVESTMENTS — 126.9%
(Cost $40,385,375)		$45,897,880

Percentages are based on Net Assets of $36,159,865.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $9,539,729.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $9,796,542.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Cannabis ETF

Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$36,101,338	$—	$—	$36,101,338
Short-Term Investment	1,196,648	—	—	1,196,648
Repurchase Agreement	—	8,599,894	—	8,599,894
Total Investments in Securities	$37,297,986	$8,599,894	$—	$45,897,880

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Genomics & Biotechnology ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 100.1%
CHINA— 1.8%
Health Care — 1.8%
Genscript Biotech *	1,021,918	$1,468,451
JAPAN— 1.6%
Health Care — 1.6%
Takara Bio	45,100	1,285,853
NETHERLANDS— 2.0%
Health Care — 2.0%
uniQure *	34,704	1,668,568
SWITZERLAND— 4.8%
Health Care — 4.8%
CRISPR Therapeutics *	30,744	3,902,028
UNITED STATES— 89.9%
Health Care — 89.9%
Adverum Biotechnologies *	83,337	1,132,550
Agilent Technologies	28,642	3,348,250
Allogene Therapeutics *	66,102	2,052,467
Alnylam Pharmaceuticals *	23,318	3,029,241
Arrowhead Pharmaceuticals *	49,052	3,067,222
BioMarin Pharmaceutical *	39,141	3,080,397
Bluebird Bio *	55,462	2,445,320
Blueprint Medicines *	27,828	3,007,650
CareDx *	46,428	2,654,289
Cellectis ADR (A)*	41,100	1,042,707

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Genomics & Biotechnology ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Dicerna Pharmaceuticals *	63,376	$1,601,512
Editas Medicine *	60,103	1,838,551
Gilead Sciences	24,772	1,502,917
Homology Medicines *	28,632	281,739
Illumina *	9,402	3,028,290
Intellia Therapeutics *	48,041	1,886,570
Invitae *	65,905	3,272,183
Luminex	42,180	1,000,932
Myriad Genetics *	70,796	1,241,762
NanoString Technologies *	41,819	2,075,895
Natera *	43,723	3,859,429
Pacific Biosciences of California *	159,205	2,517,031
Precision BioSciences *	40,567	505,870
PTC Therapeutics *	55,496	3,472,385
QIAGEN *	59,640	2,878,226
REGENXBIO *	33,105	1,153,378
Rocket Pharmaceuticals *	49,841	1,543,077
Sangamo Therapeutics *	113,617	1,135,034
Sarepta Therapeutics *	20,750	2,922,845
Sorrento Therapeutics (A)*	220,775	1,810,355
Ultragenyx Pharmaceutical *	30,654	3,633,725
Veracyte *	54,786	2,986,385
Vertex Pharmaceuticals *	6,983	1,590,378
Voyager Therapeutics *	23,527	195,745
WaVe Life Sciences *	38,610	340,541
ZIOPHARM Oncology (A)*	195,365	547,022
TOTAL UNITED STATES		73,681,870
TOTAL COMMON STOCK
(Cost $67,917,170)		82,006,770

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Genomics & Biotechnology ETF

	Shares/Face Amount	Value
SHORT-TERM INVESTMENT(B)(C) — 0.4%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $299,914)	299,914	$299,914

REPURCHASE AGREEMENT(B) — 2.6%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $2,155,384 (collateralized by U.S. Treasury Obligations, ranging in par value $7,492 - $307,830, 2.000%, 07/31/2022, with a total market value of $2,198,363)

(Cost $2,155,380)	$2,155,380	2,155,380
TOTAL INVESTMENTS — 103.1%
(Cost $70,372,464)		$84,462,064

Percentages are based on Net Assets of $81,950,807.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $2,422,715.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $2,455,294.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

ADR — American Depositary Receipt
Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$82,006,770	$—	$—	$82,006,770
Short-Term Investment	299,914	—	—	299,914
Repurchase Agreement	—	2,155,380	—	2,155,380
Total Investments in Securities	$82,306,684	$2,155,380	$—	$84,462,064

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X China Biotech Innovation ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.8%
CHINA— 95.2%
Consumer Staples — 3.4%
Fu Jian Anjoy Foods, Cl A	2,600	$64,676
Fujian Aonong Biological Technology Group, Cl A	5,620	11,300
		75,976
Health Care — 91.8%
3SBio *	36,300	35,961
Anhui Anke Biotechnology Group, Cl A	34,400	81,295
Ascentage Pharma Group International *	2,800	9,607
BeiGene ADR *	621	158,783
Beijing SL Pharmaceutical, Cl A	13,800	24,328
Beijing Tiantan Biological Products, Cl A	11,157	67,400
Berry Genomics, Cl A *	3,955	24,686
BGI Genomics, Cl A *	5,138	102,144
Changchun High & New Technology Industry Group, Cl A	3,300	183,834
China Biologic Products Holdings *	499	59,376
Da An Gene of Sun Yat-Sen University, Cl A	12,800	64,117
Genscript Biotech *	26,150	37,576
Getein Biotech, Cl A	2,500	12,341
Hualan Biological Engineering, Cl A	13,400	87,651
Jinyu Bio-Technology, Cl A	23,900	88,009
Joinn Laboratories China, Cl A	2,000	27,648
PharmaBlock Sciences Nanjing, Cl A	3,655	62,313
Shanghai Haohai Biological Technology, Cl H	1,100	6,527
Shanghai RAAS Blood Products, Cl A	40,200	51,564
Shenzhen Kangtai Biological Products, Cl A	7,271	150,571
Shenzhen Neptunus Bioengineering, Cl A *	35,900	22,369

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X China Biotech Innovation ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Shenzhen Weiguang Biological Products, Cl A	1,000	$7,597
Sichuan Kelun Pharmaceutical, Cl A	20,500	64,211
Viva Biotech Holdings	20,300	18,853
Walvax Biotechnology, Cl A	25,700	167,560
Wuxi Biologics Cayman *	19,350	191,940
Zai Lab ADR *	1,237	137,035
Zhejiang Wolwo Bio-Pharmaceutical, Cl A	11,700	103,950
		2,049,246
TOTAL CHINA		2,125,222
HONG KONG— 4.6%
Health Care — 4.6%
Sino Biopharmaceutical	101,700	102,323
TOTAL COMMON STOCK
(Cost $2,285,098)		2,227,545
TOTAL INVESTMENTS — 99.8%
(Cost $2,285,098)		$2,227,545

Percentages are based on Net Assets of $2,232,128.
*	Non-income producing security.

ADR — American Depositary Receipt
Cl — Class
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there were no transfers in or out of Level 3

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Telemedicine & Digital Health ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 100.0%
AUSTRALIA— 0.8%
Health Care — 0.8%
Pro Medicus	174,908	$3,807,139
CHINA— 7.3%
Health Care — 7.3%
Alibaba Health Information Technology *	6,509,900	19,145,530
Ping An Healthcare and Technology *	1,374,700	16,819,129
TOTAL CHINA		35,964,659
GERMANY— 2.2%
Health Care — 2.2%
CompuGroup Medical & KgaA	107,775	10,739,082
JAPAN— 4.9%
Health Care — 4.9%
M3 *	263,450	24,309,910
NETHERLANDS— 1.8%
Consumer Discretionary — 1.8%
Shop Apotheke Europe *	55,157	8,722,404
UNITED STATES— 83.0%
Financials — 1.5%
eHealth *	98,573	7,490,562

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Telemedicine & Digital Health ETF

	Shares	Value
COMMON STOCK — continued
Health Care — 76.6%
1Life Healthcare *	260,551	$8,564,311
Agilent Technologies	176,747	20,661,724
Allscripts Healthcare Solutions *	642,578	8,790,467
BioTelemetry *	133,937	7,421,449
Cerner	253,424	18,966,252
Change Healthcare *	925,090	15,846,792
Codexis *	224,883	4,164,833
Computer Programs and Systems *	54,796	1,557,850
DexCom *	51,254	16,384,879
Evolent Health, Cl A *	340,702	4,950,400
Guardant Health *	162,583	19,692,053
Illumina *	57,826	18,625,176
Inovalon Holdings, Cl A *	298,180	5,567,021
Insulet *	78,371	20,196,991
Invitae *	404,812	20,098,916
iRhythm Technologies *	80,589	19,704,816
Laboratory Corp of America Holdings *	87,759	17,537,759
NeoGenomics *	428,849	20,404,636
NextGen Healthcare *	222,218	3,942,147
Omnicell *	170,323	17,858,367
Ontrak *	29,707	1,474,953
OptimizeRx *	75,325	1,990,086
Personalis *	90,679	2,496,393
Phreesia *	125,902	5,559,832
Premier, Cl A	489,656	17,343,615
R1 RCM *	461,377	9,356,726
SmileDirectClub, Cl A (A)*	305,151	3,753,357
Tabula Rasa HealthCare *	84,269	2,903,910
Tandem Diabetes Care *	159,348	14,959,590
Teladoc Health *	78,851	15,673,212
Veeva Systems, Cl A *	62,308	17,251,216
Veracyte *	221,237	12,059,629
		375,759,358

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Telemedicine & Digital Health ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Information Technology — 4.9%
Nuance Communications *	555,076	$23,940,428
TOTAL UNITED STATES		407,190,348
TOTAL COMMON STOCK
(Cost $435,781,540)		490,733,542

SHORT-TERM INVESTMENT(B)(C) — 0.1%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $309,955)	309,955	309,955

REPURCHASE AGREEMENT(B) — 0.4%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $2,227,544 (collateralized by U.S. Treasury Obligations, ranging in par value $7,743 - $318,136, 2.000%, 07/31/2022, with a total market value of $2,271,963)

(Cost $2,227,540)	$2,227,540	2,227,540
TOTAL INVESTMENTS — 100.5%
(Cost $438,319,035)		$493,271,037

Percentages are based on Net Assets of $490,674,807.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $2,506,740.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $2,537,495.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Telemedicine & Digital Health ETF

The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$490,733,542	$—	$—	$490,733,542
Short-Term Investment	309,955	—	—	309,955
Repurchase Agreement	—	2,227,540	—	2,227,540
Total Investments in Securities	$491,043,497	$2,227,540	$—	$493,271,037

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Longevity Thematic ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.8%
AUSTRALIA— 0.8%
Health Care — 0.8%
Cochlear *	2,033	$330,192
BELGIUM— 1.5%
Health Care — 1.5%
UCB	6,165	660,467
CANADA— 0.3%
Health Care — 0.3%
Chartwell Retirement Residences	15,074	131,326
CHINA— 4.1%
Health Care — 4.1%
BeiGene ADR *	2,451	626,696
Hansoh Pharmaceutical Group *	183,000	879,297
Luye Pharma Group	205,947	120,075
Venus MedTech Hangzhou, Cl H *	15,500	141,654
TOTAL CHINA		1,767,722
DENMARK— 6.5%
Health Care — 6.5%
Demant *	7,733	292,046
Genmab *	2,068	795,627
GN Store Nord	4,494	366,887
H Lundbeck	6,331	194,178
Novo Nordisk, Cl B	17,255	1,163,829
TOTAL DENMARK		2,812,567

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Longevity Thematic ETF

	Shares	Value
COMMON STOCK — continued
FRANCE— 2.2%
Health Care — 2.2%
BioMerieux	3,748	$541,590
Korian *	3,815	127,139
Orpea *	2,045	256,365
TOTAL FRANCE		925,094
GERMANY— 1.9%
Health Care — 1.9%
Fresenius Medical Care & KGaA	9,635	812,541
IRELAND— 0.2%
Health Care — 0.2%
Amarin ADR *	17,509	86,845
ITALY— 0.7%
Health Care — 0.7%
Amplifon *	7,118	285,834
JAPAN— 6.1%
Health Care — 6.1%
Chugai Pharmaceutical	24,298	1,175,345
H.U. Group Holdings	4,852	131,496
Kissei Pharmaceutical	4,263	85,444
Mochida Pharmaceutical	2,610	100,370
Nipro	9,575	102,843
Terumo	24,026	955,510
Toho Holdings	4,763	86,924
TOTAL JAPAN		2,637,932
NEW ZEALAND— 0.4%
Health Care — 0.4%
Ryman Healthcare	15,851	164,093
SOUTH KOREA— 3.2%
Health Care — 3.2%
Celltrion *	4,274	1,313,235
Helixmith *	2,127	52,284

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Longevity Thematic ETF

	Shares	Value
COMMON STOCK — continued
TOTAL SOUTH KOREA		$1,365,519
SPAIN— 0.5%
Health Care — 0.5%
Pharma Mar	1,801	208,326
SWEDEN— 0.7%
Health Care — 0.7%
Attendo *	26,181	137,186
Elekta, Cl B	11,691	158,824
TOTAL SWEDEN		296,010
SWITZERLAND— 5.2%
Health Care — 5.2%
Alcon *	15,505	993,019
Medacta Group *	1,684	160,532
Sonova Holding *	2,051	509,975
Straumann Holding	499	574,349
TOTAL SWITZERLAND		2,237,875
UNITED KINGDOM— 1.6%
Consumer Discretionary — 0.4%
McCarthy & Stone *	102,276	159,755
Health Care — 1.2%
Smith & Nephew	27,573	534,129
TOTAL UNITED KINGDOM		693,884
UNITED STATES— 63.9%
Health Care — 58.9%
AbbVie	12,988	1,358,284
ABIOMED *	1,430	391,963
ACADIA Pharmaceuticals *	4,906	277,974
Aerie Pharmaceuticals *	7,593	94,229
Agios Pharmaceuticals *	2,498	115,707
Align Technology *	2,495	1,200,818
Alkermes *	6,429	117,394
Amedisys *	1,023	250,420

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Longevity Thematic ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Amgen	4,631	$1,028,267
Becton Dickinson	4,059	953,216
Biogen Idec *	3,221	773,588
Bluebird Bio *	2,364	104,229
Blueprint Medicines *	1,667	180,169
Boston Scientific *	29,045	962,842
Bristol-Myers Squibb	17,519	1,093,186
Brookdale Senior Living *	31,990	135,638
DaVita *	3,974	436,544
DENTSPLY SIRONA	7,009	356,688
DexCom *	2,890	923,875
Edwards Lifesciences *	14,782	1,240,061
Ensign Group	2,741	196,996
Envista Holdings *	6,205	184,475
Epizyme *	6,047	83,086
Exact Sciences *	4,637	561,355
Exelixis *	9,667	185,220
FibroGen *	2,827	116,783
Glaukos *	3,122	210,673
Halozyme Therapeutics *	5,748	224,747
Incyte *	6,871	580,874
Inogen *	1,987	69,684
Insulet *	1,970	507,689
Integer Holdings *	1,595	114,984
Integra LifeSciences Holdings *	2,674	146,348
Ionis Pharmaceuticals *	4,409	222,787
LHC Group *	995	195,338
LivaNova *	2,111	111,566
Medtronic	10,276	1,168,381
Merit Medical Systems *	3,039	167,358
Myriad Genetics *	7,135	125,148
National HealthCare	1,305	81,197
Natus Medical *	4,151	86,839

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Longevity Thematic ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Neurocrine Biosciences *	2,919	$277,130
Novocure *	3,105	390,143
NuVasive *	1,882	87,174
Pennant Group *	5,872	297,652
Quest Diagnostics	4,226	523,939
Radius Health *	8,074	127,408
Regeneron Pharmaceuticals *	1,991	1,027,416
Sage Therapeutics *	3,386	250,869
Seagen *	5,426	924,102
Silk Road Medical *	2,837	162,560
Stryker	5,784	1,349,985
Tactile Systems Technology *	2,232	96,222
Varian Medical Systems *	2,874	500,019
Vertex Pharmaceuticals *	4,088	931,042
Zimmer Biomet Holdings	6,551	976,885
		25,259,166
Real Estate — 5.0%
Diversified Healthcare Trust ‡	33,771	148,930
LTC Properties ‡	3,027	112,120
National Health Investors ‡	1,907	123,307
Omega Healthcare Investors ‡	7,089	249,675
Sabra Health Care ‡	8,173	134,691
Ventas ‡	11,816	566,105
Welltower ‡	13,012	819,495
		2,154,323
TOTAL UNITED STATES		27,413,489
TOTAL COMMON STOCK
(Cost $36,101,678)		42,829,716

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Longevity Thematic ETF

	Number Of Rights	Value
RIGHTS — 0.0%
South Korea — 0.0%
Helixmith, Expires 12/29/20*(A)(B)(C)	596	$7,029
TOTAL RIGHTS
(Cost $–)		7,029
TOTAL INVESTMENTS — 99.8%
(Cost $36,101,678)		$42,836,745

Percentages are based on Net Assets of $42,906,831.
*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security considered illiquid (Unaudited). The total value of such securities as of November 30, 2020 was $7,029 and represented 0.0% of Net Assets.
(B)
Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of November 30, 2020, was $7,029 and represents 0.0% of net assets.

(C)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt
Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$42,829,716	$—	$—	$42,829,716
Rights	—	—	7,029	7,029
Total Investments in Securities	$42,829,716	$—	$7,029	$42,836,745

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.
For the year ended November 30, 2020, the transfers in and out of Level 3 were due to changes in the availability of observable inputs to determine fair value.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Health & Wellness Thematic ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
AUSTRALIA— 0.5%
Consumer Staples — 0.5%
Blackmores *	1,744	$102,805
CANADA— 2.6%
Consumer Discretionary — 2.6%
Gildan Activewear *	20,076	526,106
CHINA— 10.9%
Consumer Discretionary — 10.9%
ANTA Sports Products	59,336	806,709
Li Ning	143,657	778,277
Topsports International Holdings	366,500	545,554
Xtep International Holdings	250,300	106,545
TOTAL CHINA		2,237,085
FRANCE— 2.1%
Consumer Staples — 2.1%
Danone	6,673	429,924
GERMANY— 6.2%
Consumer Discretionary — 6.2%
adidas *	1,763	563,710
Puma *	6,997	697,708
TOTAL GERMANY		1,261,418
HONG KONG— 1.6%
Consumer Discretionary — 1.6%
Yue Yuen Industrial Holdings	161,879	332,841

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Health & Wellness Thematic ETF

	Shares	Value
COMMON STOCK — continued
IRELAND— 1.8%
Consumer Staples — 1.8%
Glanbia	29,996	$369,577
ITALY— 1.0%
Consumer Discretionary — 1.0%
Technogym *	20,059	215,831
JAPAN— 13.2%
Consumer Discretionary — 9.4%
ABC-Mart	8,337	434,939
Asics	19,057	343,583
Descente *	7,770	128,463
Goldwin	4,840	325,838
Shimano	2,905	689,232
		1,922,055
Consumer Staples — 2.7%
Ariake Japan	3,325	220,338
Yakult Honsha	6,866	327,579
		547,917
Health Care — 1.1%
Tsumura	7,743	226,108
TOTAL JAPAN		2,696,080
NETHERLANDS— 1.0%
Consumer Discretionary — 1.0%
Basic-Fit *	5,568	203,144
SOUTH KOREA— 1.7%
Consumer Discretionary — 1.7%
Fila Holdings	6,074	226,701
Youngone	4,527	122,324
TOTAL SOUTH KOREA		349,025
TAIWAN— 8.3%
Consumer Discretionary — 8.3%
Feng TAY Enterprise	88,662	570,809
The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Health & Wellness Thematic ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — continued
Fulgent Sun International Holding	18,886	$80,176
Giant Manufacturing	37,726	373,918
Johnson Health Tech	30,600	88,249
Merida Industry	29,988	263,030
Pou Chen	298,086	326,820
TOTAL TAIWAN		1,703,002
UNITED KINGDOM— 4.6%
Consumer Discretionary — 4.6%
Frasers Group *	52,547	295,903
JD Sports Fashion *	63,243	655,362
TOTAL UNITED KINGDOM		951,265
UNITED STATES— 44.4%
Consumer Discretionary — 26.3%
Columbia Sportswear *	5,717	468,394
Dick’s Sporting Goods	6,327	359,437
Foot Locker	10,429	390,045
Lululemon Athletica *	2,106	779,683
NIKE, Cl B	4,844	652,487
Peloton Interactive, Cl A *	4,429	515,314
Planet Fitness, Cl A *	7,933	578,712
Skechers USA, Cl A *	13,583	454,623
Under Armour, Cl A *	18,850	312,345
VF	7,125	594,225
WW International *	6,742	198,956
Zumiez *	2,566	95,173
		5,399,394
Consumer Staples — 13.0%
BellRing Brands, Cl A *	3,930	80,172
Calavo Growers	1,760	126,069
Cal-Maine Foods *	4,390	171,781
Hain Celestial Group *	10,453	402,441
Herbalife Nutrition *	13,518	647,647

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Health & Wellness Thematic ETF

	Shares	Value
COMMON STOCK — continued
Consumer Staples — continued
Medifast	1,172	$239,252
Nu Skin Enterprises, Cl A	5,551	285,932
Sanderson Farms	2,225	304,224
Sprouts Farmers Market *	11,767	249,107
USANA Health Sciences *	2,153	161,863
		2,668,488
Health Care — 3.4%
DexCom *	1,600	511,488
Prestige Consumer Healthcare *	5,028	178,846
		690,334
Industrials — 0.9%
Healthcare Services Group	7,443	176,176
Information Technology — 0.8%
Fitbit, Cl A *	23,599	169,441
TOTAL UNITED STATES		9,103,833
TOTAL COMMON STOCK
(Cost $19,062,256)		20,481,936
TOTAL INVESTMENTS — 99.9%
(Cost $19,062,256)		$20,481,936

Percentages are based on Net Assets of $20,495,913.
*	Non-income producing security.

Cl — Class
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X CleanTech ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
CANADA— 5.3%
Industrials — 3.5%
Ballard Power Systems *	48,660	$998,990
Information Technology — 1.8%
Canadian Solar *	11,850	506,706
TOTAL CANADA		1,505,696
CHINA— 15.5%
Industrials — 3.2%
China Everbright Environment Group	1,224,600	679,236
Xinjiang Goldwind Science & Technology, Cl H	152,700	244,635
		923,871
Information Technology — 12.3%
Daqo New Energy ADR *	13,800	593,676
Flat Glass Group, Cl H	90,000	251,338
GCL-Poly Energy Holdings *	4,219,200	429,948
JinkoSolar Holding ADR *	8,790	606,862
Xinyi Solar Holdings	900,000	1,641,535
		3,523,359
TOTAL CHINA		4,447,230
DENMARK— 5.6%
Industrials — 5.6%
Vestas Wind Systems	7,740	1,586,560
FRANCE— 0.5%
Industrials — 0.5%
McPhy Energy *	3,450	150,838

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X CleanTech ETF

	Shares	Value
COMMON STOCK — continued
GERMANY— 6.2%
Industrials — 4.8%
Nordex *	21,270	$498,941
Varta *	6,360	861,968
		1,360,909
Information Technology — 1.4%
SMA Solar Technology *	6,930	400,060
TOTAL GERMANY		1,760,969
NORWAY— 2.7%
Industrials — 2.7%
NEL, Cl A *	280,770	773,840
SOUTH KOREA— 12.7%
Industrials — 3.8%
CS Wind	3,450	399,078
Doosan Fuel Cell *	12,589	567,702
Unison *	22,710	115,341
		1,082,121
Information Technology — 5.2%
Samsung SDI	3,090	1,488,383
Materials — 3.7%
Hanwha Solutions	24,660	1,064,132
TOTAL SOUTH KOREA		3,634,636
SPAIN— 5.7%
Industrials — 5.7%
Siemens Gamesa Renewable Energy	45,480	1,628,288
SWEDEN— 1.2%
Industrials — 1.2%
PowerCell Sweden *	10,350	337,020
SWITZERLAND— 2.2%
Information Technology — 2.2%
Landis+Gyr Group	5,850	422,611
Meyer Burger Technology *	501,780	212,174

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X CleanTech ETF

	Shares	Value
COMMON STOCK — continued
TOTAL SWITZERLAND		$634,785
TAIWAN— 2.5%
Information Technology — 2.5%
Simplo Technology	37,500	436,146
United Renewable Energy *	531,900	277,124
TOTAL TAIWAN		713,270
UNITED KINGDOM— 6.0%
Industrials — 3.1%
Ceres Power Holdings *	34,200	392,206
ITM Power *	95,850	481,144
		873,350
Materials — 2.9%
Johnson Matthey	28,020	831,951
TOTAL UNITED KINGDOM		1,705,301
UNITED STATES— 33.8%
Industrials — 11.6%
Ameresco, Cl A *	5,940	264,627
Bloom Energy, Cl A *	20,580	504,622
FuelCell Energy *	47,760	487,152
Plug Power *	66,660	1,759,158
TPI Composites *	7,050	283,622
		3,299,181
Information Technology — 22.2%
Enphase Energy *	17,643	2,409,504
First Solar *	14,640	1,367,815
SolarEdge Technologies *	6,480	1,801,310
SunPower, Cl A *	33,930	751,889
		6,330,518

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X CleanTech ETF

Value
COMMON STOCK — continued
TOTAL UNITED STATES	$9,629,699
TOTAL COMMON STOCK
(Cost $26,061,324)	28,508,132
TOTAL INVESTMENTS — 99.9%
(Cost $26,061,324)	$28,508,132

Percentages are based on Net Assets of $28,523,469.
*	Non-income producing security.

ADR — American Depositary Receipt
Cl — Class
As of November 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there were no transfers in or out of Level 3

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X U.S. Infrastructure Development ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.
	Shares	Value
COMMON STOCK — 99.8%
Energy — 0.1%
Matrix Service *	81,557	$781,316
Industrials — 70.7%
Acuity Brands	58,038	6,890,271
Advanced Drainage Systems	99,608	6,947,658
AECOM *	229,779	11,923,232
Aegion, Cl A *	77,263	1,325,061
Altra Industrial Motion	93,859	5,327,437
Arcosa	70,543	3,660,476
Argan	41,195	1,894,558
Astec Industries	40,242	2,334,036
Atkore International Group *	42,493	1,656,377
Columbus McKinnon	45,589	1,722,808
Construction Partners, Cl A *	101,967	2,681,732
Crane	87,770	6,102,648
CSW Industrials	21,739	2,332,377
CSX	228,097	20,540,135
Dycom Industries *	38,590	2,425,767
Eaton	178,459	21,613,170

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X U.S. Infrastructure Development ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
EMCOR Group	82,051	$7,071,155
Emerson Electric	225,480	17,321,374
Exponent	75,869	6,297,886
Fastenal	484,520	23,959,514
Fluor *	203,672	3,517,415
Fortive	225,445	15,810,458
Gibraltar Industries *	30,906	2,023,107
Gorman-Rupp	46,079	1,515,999
Granite Construction	64,118	1,578,585
Greenbrier	65,452	2,184,133
H&E Equipment Services	60,099	1,615,461
HD Supply Holdings *	237,468	13,245,965
Herc Holdings *	38,595	2,210,722
Howmet Aerospace *	591,706	13,881,423
Hubbell, Cl B	79,468	12,841,234
Insteel Industries	69,331	1,603,626
Jacobs Engineering Group	182,130	19,640,899
Kansas City Southern	104,766	19,504,286
Lincoln Electric Holdings	89,240	10,262,600
Manitowoc *	113,528	1,261,296
MasTec *	111,671	6,332,862
MRC Global *	139,775	807,900
Mueller Industries	56,155	1,839,638
Mueller Water Products, Cl A	142,344	1,689,623
MYR Group *	53,844	2,753,044
Norfolk Southern	83,911	19,888,585
Northwest Pipe *	49,327	1,419,631
NOW *	164,255	916,543
Pentair	245,888	12,741,916
Powell Industries	37,939	979,964
Primoris Services	76,398	1,852,652
Quanta Services	208,346	14,238,366
RBC Bearings *	36,712	6,198,454

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X U.S. Infrastructure Development ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
Rexnord	178,255	$6,686,345
Rockwell Automation	86,479	22,100,573
SPX *	64,265	3,292,296
Sterling Construction *	119,407	1,909,318
Team *	112,910	983,446
Terex *	64,798	2,008,738
Tetra Tech	80,237	9,568,262
Titan Machinery *	131,402	2,400,715
Trinity Industries	178,495	4,078,611
Tutor Perini *	155,160	2,097,763
Union Pacific	93,508	19,083,113
United Rentals *	109,874	24,939,201
Valmont Industries	31,571	5,145,442
Wabash National	139,135	2,459,907
WESCO International *	73,542	4,796,409
Willdan Group *	51,276	1,993,611
		461,927,809
Information Technology — 4.9%
Badger Meter	27,729	2,285,979
Calix *	199,077	4,714,143
Trimble *	364,364	21,814,473
Vontier *	89,775	2,977,837
		31,792,432
Materials — 23.0%
Alcoa *	271,268	5,398,233
Allegheny Technologies *	183,114	2,470,208
Arconic *	147,874	4,068,014
Century Aluminum *	271,256	2,753,248
Cleveland-Cliffs *	467,804	5,150,522
Commercial Metals	172,312	3,430,732
Eagle Materials *	60,773	5,529,735
Forterra *	118,132	2,191,349

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X U.S. Infrastructure Development ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Materials — continued
Haynes International	62,826	$1,331,283
Martin Marietta Materials	65,289	17,342,717
Minerals Technologies	30,208	1,832,719
Nucor	337,921	18,146,358
Reliance Steel & Aluminum	97,608	11,498,222
RPM International	189,916	16,714,507
Ryerson Holding *	157,374	1,690,197
Steel Dynamics	315,538	11,425,631
Summit Materials, Cl A *	163,170	3,100,230
TimkenSteel *	258,403	1,217,078
United States Steel (A)	179,081	2,541,159
US Concrete *	44,441	1,576,767
Vulcan Materials	122,712	17,136,731
Westlake Chemical	187,672	14,103,551
		150,649,191
Utilities — 1.1%
MDU Resources Group	292,726	7,300,586
TOTAL COMMON STOCK
(Cost $585,282,553)		652,451,334

CORPORATE OBLIGATION — 0.0%
Mueller Industries
6.000%, 03/01/27 (Cost $1,000)	$1,000	1,012

SHORT-TERM INVESTMENT(B)(C) — 0.0%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $231,457)	231,457	231,457

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X U.S. Infrastructure Development ETF

	Face Amount	Value
REPURCHASE AGREEMENT(B) — 0.3%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $1,663,406 (collateralized by U.S. Treasury Obligations, ranging in par value $5,782 - $237,566, 2.000%, 07/31/2022, with a total market value of $1,696,574)

(Cost $1,663,403)	$1,663,403	$1,663,403
TOTAL INVESTMENTS — 100.1%
(Cost $587,178,413)		$654,347,206

Percentages are based on Net Assets of $653,635,485.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $1,810,644.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $1,894,860.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

Cl — Class
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$652,451,334	$—	$—	$652,451,334
Corporate Obligation	—	1,012	—	1,012
Short-Term Investment	231,457	—	—	231,457
Repurchase Agreement	—	1,663,403	—	1,663,403
Total Investments in Securities	$652,682,791	$1,664,415	$—	$654,347,206

For the year ended November 30, 2020, there were no transfers in or out of Level 3

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Thematic Growth ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
EXCHANGE TRADED FUNDS — 99.8%
Affiliated ETF — 99.8%
Global X Cannabis ETF (A)(B)	766,133	$9,262,548
Global X Cloud Computing ETF (A)*	239,441	6,196,733
Global X FinTech ETF (A)*	81,211	3,470,146
Global X Genomics & Biotechnology ETF (A)*	283,955	5,982,932
Global X Lithium & Battery Tech ETF (A)	77,532	4,048,721
Global X Robotics & Artificial Intelligence ETF (A)	110,059	3,483,367
Global X Social Media ETF * (A)	63,036	3,585,488
TOTAL EXCHANGE TRADED FUNDS
(Cost $31,117,391)		36,029,935

SHORT-TERM INVESTMENT(C)(D) — 0.5%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 0.010%
(Cost $183,785)	183,785	183,785

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Thematic Growth ETF

	Face Amount	Value
REPURCHASE AGREEMENT(C) — 3.7%
BNP Paribas
0.070%, dated 11/30/20, to be repurchased on 12/01/20, repurchase price $1,320,803 (collateralized by U.S. Treasury Obligations, ranging in par value $4,591 - $188,636, 2.000%, 07/31/2022, with a total market value of $1,347,140)

(Cost $1,320,800)	$1,320,800	$1,320,800
TOTAL INVESTMENTS — 104.0%
(Cost $32,621,976)		$37,534,520

Percentages are based on Net Assets of $36,080,846.
*	Non-income producing security.
(A)	Affiliated investment.
(B)	This security or a partial position of this security is on loan at November 30, 2020. The total value of securities on loan at November 30, 2020 was $1,477,748.
(C)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2020, was $1,504,585.
(D)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2020.

Cl — Class
ETF — Exchange Traded Fund
The following is a summary of the level of inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$36,029,935	$—	$—	$36,029,935
Short-Term Investment	183,785	—	—	183,785
Repurchase Agreement	—	1,320,800	—	1,320,800
Total Investments in Securities	$36,213,720	$1,320,800	$—	$37,534,520

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2020
Global X Thematic Growth ETF

The following is a summary of the transactions with affiliates for the year ended November 30, 2020:
	Value At 11/30/19	Purchases at Cost	Proceeds from Sales	Changes in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 11/30/20	Shares	Dividend Income
Global X E–commerce ETF	$439,566	$7,159,572	$(8,262,588)	$3,198	$660,252	$–	–	$837
Global X Fintech ETF	459,057	9,449,374	(7,328,297)	255,227	634,785	3,470,146	81,211	–
Global X Internet of Things ETF	296,729	3,282,442	(3,712,365)	(22,737)	155,931	–	–	2,485
Global X Lithium & Battery Tech ETF	263,961	4,781,357	(2,178,956)	849,133	333,226	4,048,721	77,532	8,029
Global X Longevity Thematic ETF	272,658	3,144,183	(3,465,482)	(18,959)	67,600	–	–	3,113
Global X Robotics & Artificial Intelligence ETF	285,028	4,610,345	(2,046,996)	405,853	229,137	3,483,367	110,059	3,260
Global X Social Media ETF	631,522	8,207,816	(6,236,321)	312,846	669,625	3,585,488	63,036	–
Global X Cannabis ETF	–	7,806,516	(481,368)	1,956,016	(18,616)	9,262,548	766,133	–
Global X Cloud Computing ETF	–	6,312,497	(416,467)	277,384	23,319	6,196,733	239,441	–
Global X Genomics & Biotechnology ETF	–	5,553,613	(337,014)	768,118	(1,785)	5,982,932	283,955	–
Totals:	$2,648,521	$60,307,715	$(34,465,854)	$4,786,079	$2,753,474	$36,029,935	1,621,367	$17,724

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities
November 30, 2020

	Global X Robotics & Artificial Intelligence ETF		Global X Internet of Things ETF		Global X FinTech ETF		Global X Video Games and Esports ETF
Assets:
Cost of Investments	$1,719,115,007		$234,630,157		$595,107,674		$411,691,721
Cost of Repurchase Agreement	39,849,772		1,906,837		38,122,371		2,718,261
Cost of Foreign Currency	—		385,273		—		17,638
Investments, at Value	$2,158,915,578	*	$296,210,244	*	$878,987,823	*	$481,339,596	*
Repurchase Agreement, at Value	39,849,772		1,906,837		38,122,371		2,718,261
Cash	789,018		52,354		687,372		657,365
Foreign Currency, at Value	—		385,273		—		17,638
Receivable for Capital Shares Sold	22,249,175		4,510,356		—		—
Reclaim Receivable	2,975,606		55,051		42,461		—
Dividend and Interest Receivable	2,160,838		221,034		209,706		298,305
Unrealized Appreciation on Spot Contracts	—		156		—		—
Due from Broker	23,329,861		—		364,915		3,847,125
Total Assets	2,250,269,848		303,341,305		918,414,648		488,878,290
Liabilities:
Obligation to Return Securities Lending Collateral	45,394,740		2,172,167		43,426,977		3,096,498
Payable for Capital Shares Redeemed	23,329,861		—		364,915		3,847,125
Payable for Investment Securities Purchased	22,261,203		4,508,206		—		420,757
Payable due to Investment Adviser	1,108,651		152,980		448,207		172,151
Unrealized Depreciation on Spot Contracts	—		—		—		1,044
Due to Broker	806		—		—		—
Total Liabilities	92,095,261		6,833,353		44,240,099		7,537,575
Net Assets	$2,158,174,587		$296,507,952		$874,174,549		$481,340,715
Net Assets Consist of:
Paid-in Capital	$1,877,599,959		$239,589,530		$629,506,566		$411,986,128
Total Distributable Earnings	280,574,628		56,918,422		244,667,983		69,354,587
Net Assets	$2,158,174,587		$296,507,952		$874,174,549		$481,340,715
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	67,900,000		9,900,000		20,450,000		16,850,000
Net Asset Value, Offering and Redemption Price Per Share	$31.78		$29.95		$42.75		$28.57
*Includes Market Value of Securities on Loan	$43,274,134		$2,007,461		$41,388,438		$2,917,373

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities
November 30, 2020

	Global X Autonomous & Electric Vehicles ETF		Global X Cloud Computing ETF	Global X Data Center REITs & Digital Infrastructure ETF	Global X Cybersecurity ETF
Assets:
Cost of Investments	$115,584,400		$1,152,604,799	$3,743,236	$41,871,725
Cost of Repurchase Agreement	353,769		—	—	—
Cost of Foreign Currency	24,840		6	13,323	—
Investments, at Value	$135,899,074	*	$1,404,848,462	$3,734,397	$46,575,061
Repurchase Agreement, at Value	353,769		—	—	—
Cash	26,111		1,390,304	—	47,097
Foreign Currency, at Value	24,824		6	13,323	—
Receivable for Capital Shares Sold	5,493,890		9,021,196	752,422	—
Dividend and Interest Receivable	71,094		101,346	1,201	13,361
Reclaim Receivable	5,023		—	—	—
Receivable for Investment Securities Sold	—		—	—	512,660
Due from Broker	387,157		13,185,531	—	—
Total Assets	142,260,942		1,428,546,845	4,501,343	47,148,179
Liabilities:
Obligation to Return Securities Lending Collateral	402,995		—	—	—
Payable for Investment Securities Purchased	5,498,011		9,143,605	752,169	496,550
Payable for Capital Shares
Redeemed	387,157		13,185,531	—	—
Cash Overdraft	—		—	12,691	—
Due to Custodian	39		—	—	—
Due to Broker	—		765	—	—
Payable due to Investment Adviser	49,663		727,935	924	18,077
Unrealized Depreciation on Spot Contracts	540		4	2	—
Total Liabilities	6,338,405		23,057,840	765,786	514,627
Net Assets	$135,922,537		$1,405,489,005	$3,735,557	$46,633,552
Net Assets Consist of:
Paid-in Capital	$116,924,858		$1,162,869,602	$3,743,722	$42,077,365
Total Distributable Earnings/(Loss)	18,997,679		242,619,403	(8,165)	4,556,187
Net Assets	$135,922,537		$1,405,489,005	$3,735,557	$46,633,552

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities
November 30, 2020

	Global X Autonomous & Electric Vehicles ETF	Global X Cloud Computing ETF	Global X Data Center REITs & Digital Infrastructure ETF	Global X Cybersecurity ETF
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	6,250,002	54,400,000	250,000	2,050,000
Net Asset Value, Offering and Redemption Price Per Share	$21.75	$25.84	$14.94	$22.75
*Includes Market Value of Securities on Loan	$388,635	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities
November 30, 2020

	Global X Artificial Intelligence & Technology ETF		Global X Millennials Thematic ETF		Global X Education ETF	Global X Cannabis ETF
Assets:
Cost of Investments	$95,768,945		$86,042,069		$6,395,983	$31,785,481
Cost of Repurchase Agreement	183,580		462,498		—	8,599,894
Cost of Foreign Currency	22		—		1	—
Investments, at Value	$120,049,374	*	$114,506,556	*	$6,855,895	$37,297,986	*
Repurchase Agreement, at Value	183,580		462,498		—	8,599,894
Cash	117,089		100,903		540	—
Foreign Currency, at Value	10		—		1	—
Dividend and Interest Receivable	88,884		12,097		1,884	87,143
Reclaim Receivable	565		—		—	—
Receivable for Investment Securities Sold	—		—		—	30,939
Due from Broker	9,071		—		—	1,429,393
Total Assets	120,448,573		115,082,054		6,858,320	47,445,355
Liabilities:
Obligation to Return Securities Lending Collateral	209,125		526,853		—	9,796,542
Payable due to Investment Adviser	61,708		44,087		2,575	9,159
Payable for Capital Shares Redeemed	8,855		—		—	1,429,393
Payable for Investment Securities Purchased	—		—		—	50,245
Cash Overdraft	—		—		—	151
Due to Broker	376		440		—	—
Total Liabilities	280,064		571,380		2,575	11,285,490
Net Assets	$120,168,509		$114,510,674		$6,855,745	$36,159,865
Net Assets Consist of:
Paid-in Capital	$96,958,331		$87,457,180		$6,630,040	$34,114,991
Total Distributable Earnings	23,210,178		27,053,494		225,705	2,044,874
Net Assets	$120,168,509		$114,510,674		$6,855,745	$36,159,865
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	4,650,002		3,250,000		400,000	3,000,000
Net Asset Value, Offering and Redemption Price Per Share	$25.84		$35.23		$17.14	$12.05
*Includes Market Value of Securities on Loan	$195,471		$498,051		$—	$9,539,729

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities
November 30, 2020

	Global X Genomics & Biotechnology ETF		Global X China Biotech Innovation ETF	Global X Telemedicine & Digital Health ETF		Global X Longevity Thematic ETF
Assets:
Cost of Investments	$68,217,084		$2,285,098	$436,091,495		$36,101,678
Cost of Repurchase Agreement	2,155,380		—	2,227,540		—
Cost of Foreign Currency	1		60	1		1
Investments, at Value	$82,306,684	*	$2,227,545	$491,043,497	*	$42,836,745
Repurchase Agreement, at Value	2,155,380		—	2,227,540		—
Cash	—		5,745	83,986		59,723
Foreign Currency, at Value	1		60	1		1
Dividend and Interest Receivable	14,809		—	97,100		15,795
Receivable for Capital Shares Sold	—		—	920,591		—
Reclaim Receivable	—		—	—		11,809
Total Assets	84,476,874		2,233,350	494,372,715		42,924,073
Liabilities:
Obligation to Return Securities Lending Collateral	2,455,294		—	2,537,495		—
Cash Overdraft	40,228		—	—		—
Payable due to Investment Adviser	30,545		1,222	237,265		17,242
Payable for Investment Securities Purchased	—		—	921,452		—
Due to Broker	—		—	1,696		—
Total Liabilities	2,526,067		1,222	3,697,908		17,242
Net Assets	$81,950,807		$2,232,128	$490,674,807		$42,906,831
Net Assets Consist of:
Paid-in Capital	$68,873,151		$2,297,749	$438,476,807		$36,634,170
Total Distributable Earnings/(Loss)	13,077,656		(65,621)	52,198,000		6,272,661
Net Assets	$81,950,807		$2,232,128	$490,674,807		$42,906,831
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	3,900,000		150,000	26,650,000		1,600,000
Net Asset Value, Offering and Redemption Price Per Share	$21.01		$14.88	$18.41		$26.82
*Includes Market Value of Securities on Loan	$2,422,715		$—	$2,506,740		$—

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities
November 30, 2020

	Global X Health & Wellness Thematic ETF	Global X CleanTech ETF	Global X U.S. Infrastructure Development ETF		Global X Thematic Growth ETF
Assets:
Cost of Investments	$19,062,256	$26,061,324	$585,515,010		$183,785
Cost of Affiliated Investments	—	—	—		31,117,391
Cost of Repurchase Agreement	—	—	1,663,403		1,320,800
Cost of Foreign Currency	5	7,583	—		—
Investments, at Value	$20,481,936	$28,508,132	$652,683,803	*	$183,785	*
Repurchase Agreement, at Value	—	—	1,663,403		1,320,800
Affiliated Investments, at Value	—	—	—		36,029,935
Cash	10,917	111,063	479,885		46,394
Foreign Currency, at Value	5	151,756	—		—
Dividend and Interest Receivable	10,224	5,486	909,389		1,720
Reclaim Receivable	1,013	—	—		—
Receivable for Capital Shares Sold	—	6,665,595	3,035,459		2,106,226
Receivable due from Investment Adviser	—	—	—		2,758
Due from Broker	—	891,263	—		—
Total Assets	20,504,095	36,333,295	658,771,939		39,691,618
Liabilities:
Obligation to Return Securities Lending Collateral	—	—	1,894,860		1,504,585
Payable due to Investment Adviser	8,182	4,392	209,755		—
Payable for Investment Securities Purchased	—	6,912,094	3,031,839		2,106,187
Payable for Capital Shares Redeemed	—	891,263	—		—
Unrealized Depreciation on Spot Contracts	—	2,077	—		—
Total Liabilities	8,182	7,809,826	5,136,454		3,610,772
Net Assets	$20,495,913	$28,523,469	$653,635,485		$36,080,846
Net Assets Consist of:
Paid-in Capital	$19,423,225	$26,068,557	$585,193,308		$31,273,707
Total Distributable Earnings	1,072,688	2,454,912	68,442,177		4,807,139
Net Assets	$20,495,913	$28,523,469	$653,635,485		$36,080,846
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	850,000	1,500,000	32,300,000		850,000
Net Asset Value, Offering and Redemption Price Per Share	$24.11	$19.02	$20.24		$42.45
*Includes Market Value of Securities on Loan	$—	$—	$1,810,644		$1,477,748
The accompanying notes are an integral part of the financial statements.

Statements of Operations
For the year ended November 30, 2020

	Global X Robotics & Artificial Intelligence ETF	Global X Internet of Things ETF	Global X FinTech ETF	Global X Video Games and Esports ETF
Investment Income:
Dividend Income	$13,490,751	$2,563,727	$1,602,796	$916,190
Interest Income	1,805	505	694	519
Security Lending Income	1,685,601	149,767	432,779	4,357
Less: Foreign Taxes Withheld	(1,434,641)	(146,973)	(28,777)	(100,745)
Total Investment Income	13,743,516	2,567,026	2,007,492	820,321
Supervision and Administration Fees(1)	10,431,636	1,251,281	3,838,755	749,405
Custodian Fees(2)	69,408	476	9,656	3,603
Total Expenses	10,501,044	1,251,757	3,848,411	753,008
Net Investment Income (Loss)	3,242,472	1,315,269	(1,840,919)	67,313
Net Realized Gain (Loss) on:
Investments(3)	7,751,478	16,109,559	(13,223,386)	14,640,112
Foreign Currency Transactions	(138,371)	7,540	17,893	(32,839)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	7,613,107	16,117,099	(13,205,493)	14,607,273
Net Change in Unrealized Appreciation on:
Investments	626,549,033	46,235,559	238,988,826	69,574,293
Foreign Currency Translations	311,168	4,706	3,330	368
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	626,860,201	46,240,265	238,992,156	69,574,661
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	634,473,308	62,357,364	225,786,663	84,181,934
Net Increase in Net Assets Resulting from Operations	$637,715,780	$63,672,633	$223,945,744	$84,249,247

(1)
The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(2)	See Note 2 in the Notes to Financial Statements.
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Operations
For the year ended November 30, 2020

	Global X Autonomous & Electric Vehicles ETF	Global X Cloud Computing ETF	Global X Data Center REITs & Digital Infrastructure ETF(1)	Global X Cybersecurity ETF
Investment Income:
Dividend Income	$402,735	$1,119,668	$1,492	$187,562
Security Lending Income	43,977	976	—	—
Less: Foreign Taxes Withheld	(27,153)	—	—	(801)
Total Investment Income	419,559	1,120,644	1,492	186,761
Supervision and Administration Fees(2)	211,919	5,236,624	984	120,641
Custodian Fees(3)	136	2,962	2	127
Total Expenses	212,055	5,239,586	986	120,768
Waiver of Supervision and Administration Fees	–	–	–	(20,107)
Net Expenses	212,055	5,239,586	986	100,661
Net Investment Income (Loss)	207,504	(4,118,942)	506	86,100
Net Realized Gain (Loss) on:
Investments(4)	1,784,565	147,407,775	—	1,491,522
Foreign Currency Transactions	(4,029)	(15,591)	162	(14,746)
Net Realized Gain on Investments and Foreign Currency Transactions	1,780,536	147,392,184	162	1,476,776
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	20,973,535	242,627,213	(8,839)	4,518,503
Foreign Currency Translations	428	10	6	22
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	20,973,963	242,627,223	(8,833)	4,518,525
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	22,754,499	390,019,407	(8,671)	5,995,301
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,962,003	$385,900,465	$(8,165)	$6,081,401

(1)	The Fund commenced operations on October 27, 2020.
(2)
The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(3)	See Note 2 in the Notes to Financial Statements.
(4)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Operations
For the year ended November 30, 2020

	Global X Artificial Intelligence & Technology ETF	Global X Millennials Thematic ETF	Global X Education ETF(1)	Global X Cannabis ETF
Investment Income:
Dividend Income	$941,898	$555,045	$5,840	$—
Interest Income	—	268	3	—
Security Lending Income	226	15,958	—	949,114
Less: Foreign Taxes Withheld	(23,539)	—	(336)	—
Total Investment Income	918,585	571,271	5,507	949,114
Supervision and Administration Fees(2)	424,053	460,059	9,790	55,170
Tax Expense	—	—	—	22
Custodian Fees(3)	—	22	111	519
Total Expenses	424,053	460,081	9,901	55,711
Waiver of Supervision and Administration Fees	–	(45,898)	–	–
Net Expenses	424,053	414,183	9,901	55,711
Net Investment Income (Loss)	494,532	157,088	(4,394)	893,403
Net Realized Gain (Loss) on:
Investments(4)	5,048,568	1,634,770	67,635	(3,818,962)
Foreign Currency Transactions	(493)	—	(219)	13,716
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	5,048,075	1,634,770	67,416	(3,805,246)
Net Change in Unrealized Appreciation on:
Investments	20,629,766	26,411,623	459,912	6,618,255
Foreign Currency Translations	16	—	20	—
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	20,629,782	26,411,623	459,932	6,618,255
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	25,677,857	28,046,393	527,348	2,813,009
Net Increase in Net Assets Resulting from Operations	$26,172,389	$28,203,481	$522,954	$3,706,412

(1)	The Fund commenced operations on July 10, 2020.
(2)
The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(3)	See Note 2 in the Notes to Financial Statements.
(4)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Operations
For the year ended November 30, 2020

	Global X Genomics & Biotechnology ETF	Global X China Biotech Innovation ETF(1)	Global X Telemedicine & Digital Health ETF(2)	Global X Longevity Thematic ETF
Investment Income:
Dividend Income	$43,042	$64	$947,802	$295,479
Interest Income	—	—	1	148
Security Lending Income	17,159	—	3,611	—
Less: Foreign Taxes Withheld	—	(6)	(13)	(11,629)
Total Investment Income	60,201	58	951,401	283,998
Supervision and Administration Fees(3)	214,963	2,389	753,847	168,208
Custodian Fees(4)	119	57	321	399
Total Expenses	215,082	2,446	754,168	168,607
Waiver of Supervision and Administration Fees	–	–	–	(14,995)
Net Expenses	215,082	2,446	754,168	153,612
Net Investment Income (Loss)	(154,881)	(2,388)	197,233	130,386
Net Realized Gain (Loss) on:
Investments(5)	5,201,191	(5,744)	4,216,090	1,122,040
Foreign Currency Transactions	5,339	64	(3,929)	(969)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	5,206,530	(5,680)	4,212,161	1,121,071
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	12,154,278	(57,553)	54,952,002	3,220,917
Foreign Currency Translations	—	—	—	1,079
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	12,154,278	(57,553)	54,952,002	3,221,996
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	17,360,808	(63,233)	59,164,163	4,343,067
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,205,927	$(65,621)	$59,361,396	$4,473,453

(1)	The Fund commenced operations on September 22, 2020.
(2)	The Fund commenced operations on July 29, 2020.
(3)
The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(4)	See Note 2 in the Notes to Financial Statements.
(5)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Operations
For the year ended November 30, 2020

	Global X Health & Wellness Thematic ETF	Global X CleanTech ETF(1)	Global X U.S. Infrastructure Development ETF	Global X Thematic Growth ETF
Investment Income:
Dividend Income	$208,578	$14,936	$3,004,200	$—
Dividend Income, from Affiliated Investments	—	—	—	17,724
Interest Income	48	—	1,101	—
Security Lending Income	—	—	6,921	1,720
Less: Foreign Taxes Withheld	(16,359)	—	—	—
Total Investment Income	192,267	14,936	3,012,222	19,444
Supervision and Administration Fees(2)	111,327	4,454	992,568	57,230
Tax Expense	—	—	—	9
Custodian Fees(3)	93	3	—	150
Total Expenses	111,420	4,457	992,568	57,389
Waiver of Supervision and Administration Fees	(13,369)	–	–	–
Reimbursement from Advisor(4)	–	–	–	(71,038)
Net Expenses	98,051	4,457	992,568	(13,649)
Net Investment Income	94,216	10,479	2,019,654	33,093
Net Realized Gain (Loss) on:
Investments(5)	2,167,476	—	(8,543,451)	—
Affiliated Investments	—	—	—	2,753,474
Foreign Currency Transactions	(2,037)	(2,573)	—	—
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,165,439	(2,573)	(8,543,451)	2,753,474
Net Change in Unrealized Appreciation on:
Investments	47,088	2,446,808	62,924,477	—
Affiliated Investments	—	—	—	4,786,079
Foreign Currency Translations	213	198	—	—
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	47,301	2,447,006	62,924,477	4,786,079
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	2,212,740	2,444,433	54,381,026	7,539,553
Net Increase in Net Assets Resulting from Operations	$2,306,956	$2,454,912	$56,400,680	$7,572,646

(1)	The Fund commenced operations on October 27, 2020.
(2)
The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(3)	See Note 2 in the Notes to Financial Statements.
(4)	See Note 3 in the Notes to Financial Statements.
(5)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Robotics & Artificial Intelligence ETF		Global X Internet of Things ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019
Operations:
Net Investment Income	$3,242,472	$14,691,492	$1,315,269	$907,798
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	7,613,107	(71,791,655)	16,117,099	2,605,613
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	626,860,201	174,540,858	46,240,265	19,706,941
Net Increase in Net Assets Resulting from Operations	637,715,780	117,440,695	63,672,633	23,220,352
Distributions	(5,209,655)	(30,149,775)	(1,147,071)	(1,268,719)
Return of Capital	(891,490)	—	—	—
Capital Share Transactions:
Issued	410,953,206	198,574,452	137,037,322	46,707,944
Redeemed	(364,376,798)	(532,155,618)	(34,682,420)	(20,015,531)
Increase (Decrease) in Net Assets from Capital Share Transactions	46,576,408	(333,581,166)	102,354,902	26,692,413
Total Increase (Decrease) in Net Assets	678,191,043	(246,290,246)	164,880,464	48,644,046
Net Assets:
Beginning of Year	1,479,983,544	1,726,273,790	131,627,488	82,983,442
End of Year	$2,158,174,587	$1,479,983,544	$296,507,952	$131,627,488
Share Transactions:
Issued	15,950,000	10,050,000	5,600,000	2,250,000
Redeemed	(17,100,000)	(28,650,000)	(1,450,000)	(1,100,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,150,000)	(18,600,000)	4,150,000	1,150,000

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X FinTech ETF		Global X Video Games and Esports ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Period Ended November 30, 2019(1)
Operations:
Net Investment Income (Loss)	$(1,840,919)	$(1,053,315)	$67,313	$(626)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(2)	(13,205,493)	(4,418,286)	14,607,273	483
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	238,992,156	72,298,458	69,574,661	73,582
Net Increase in Net Assets Resulting from Operations	223,945,744	66,826,857	84,249,247	73,439
Distributions	—	(60,368)	(67,560)	—
Return of Capital	—	(437,339)	—	—
Capital Share Transactions:
Issued	278,249,866	112,979,438	452,438,823	1,499,313
Redeemed	(41,173,195)	(93,890,807)	(56,852,547)	—
Increase in Net Assets from Capital Share Transactions	237,076,671	19,088,631	395,586,276	1,499,313
Total Increase in Net Assets	461,022,415	85,417,781	479,767,963	1,572,752
Net Assets:
Beginning of Year/Period	413,152,134	327,734,353	1,572,752	—
End of Year/Period	$874,174,549	$413,152,134	$481,340,715	$1,572,752
Share Transactions:
Issued	8,300,000	3,950,000	19,250,000	100,000
Redeemed	(1,400,000)	(3,750,000)	(2,500,000)	—
Net Increase in Shares Outstanding from Share Transactions	6,900,000	200,000	16,750,000	100,000

(1)	The Fund commenced operations on October 25, 2019.
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Autonomous & Electric Vehicles ETF		Global X Cloud Computing ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Period Ended November 30, 2019(1)
Operations:
Net Investment Income (Loss)	$207,504	$218,070	$(4,118,942)	$(1,071,525)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(2)	1,780,536	(481,109)	147,392,184	6,663,002
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	20,973,963	1,721,329	242,627,223	9,616,450
Net Increase in Net Assets Resulting from Operations	22,962,003	1,458,290	385,900,465	15,207,927
Distributions	(148,067)	(415,562)	(216,000)	—
Capital Share Transactions:
Issued	102,125,471	6,662,488	909,735,434	530,991,397
Redeemed	(3,871,797)	(8,098,341)	(362,316,444)	(73,813,774)
Increase (Decrease) in Net Assets from Capital Share Transactions	98,253,674	(1,435,853)	547,418,990	457,177,623
Total Increase (Decrease) in Net Assets	121,067,610	(393,125)	933,103,455	472,385,550
Net Assets:
Beginning of Year/Period	14,854,927	15,248,052	472,385,550	—
End of Year/Period	$135,922,537	$14,854,927	$1,405,489,005	$472,385,550
Share Transactions:
Issued	5,450,000	500,000	42,050,000	34,400,000
Redeemed	(250,000)	(600,000)	(17,200,000)	(4,850,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	5,200,000	(100,000)	24,850,000	29,550,000

(1)	The Fund commenced operations on April 12, 2019.
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Data Center REITs & Digital Infrastructure ETF	Global X Cybersecurity ETF
	Period Ended November 30, 2020(1)	Year Ended November 30, 2020	Period Ended November 30, 2019(2)
Operations:
Net Investment Income (Loss)	$506	$86,100	$(229)
Net Realized Gain on Investments and Foreign Currency Transactions(3)	162	1,476,776	2,135
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(8,833)	4,518,525	184,833
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,165)	6,081,401	186,739
Distributions	—	(130,636)	—
Capital Share Transactions:
Issued	3,743,722	42,185,801	1,527,026
Redeemed	—	(3,216,779)	—
Increase in Net Assets from Capital Share Transactions	3,743,722	38,969,022	1,527,026
Total Increase in Net Assets	3,735,557	44,919,787	1,713,765
Net Assets:
Beginning of Year/Period	—	1,713,765	—
End of Year/Period	$3,735,557	$46,633,552	$1,713,765
Share Transactions:
Issued	250,000	2,100,000	100,000
Redeemed	—	(150,000)	—
Net Increase in Shares Outstanding from Share Transactions	250,000	1,950,000	100,000

(1)	The Fund commenced operations on October 27, 2020.
(2)	The Fund commenced operations on October 25, 2019.
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Artificial Intelligence & Technology ETF		Global X Millennials Thematic ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019
Operations:
Net Investment Income	$494,532	$238,611	$157,088	$219,456
Net Realized Gain on Investments and Foreign Currency Transactions(1)	5,048,075	491,558	1,634,770	6,663,020
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	20,629,782	7,493,801	26,411,623	(396,943)
Net Increase in Net Assets Resulting from Operations	26,172,389	8,223,970	28,203,481	6,485,533
Distributions	(293,815)	(298,087)	(326,460)	(174,812)
Capital Share Transactions:
Issued	65,644,332	9,486,924	26,317,605	64,196,494
Redeemed	(15,598,992)	(15,169,333)	(15,066,868)	(26,402,805)
Increase (Decrease) in Net Assets from Capital Share Transactions	50,045,340	(5,682,409)	11,250,737	37,793,689
Total Increase in Net Assets	75,923,914	2,243,474	39,127,758	44,104,410
Net Assets:
Beginning of Year	44,244,595	42,001,121	75,382,916	31,278,506
End of Year	$120,168,509	$44,244,595	$114,510,674	$75,382,916
Share Transactions:
Issued	2,900,000	600,000	900,000	2,600,000
Redeemed	(800,000)	(1,000,000)	(600,000)	(1,100,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	2,100,000	(400,000)	300,000	1,500,000

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Education ETF	Global X Cannabis ETF
	Period Ended November 30, 2020(1)	Year Ended November 30, 2020	Period Ended November 30, 2019(2)
Operations:
Net Investment Income (Loss)	$(4,394)	$893,403	$37,302
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(3)	67,416	(3,805,246)	(91,174)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	459,932	6,618,255	(1,105,750)
Net Increase (Decrease) in Net Assets Resulting from Operations	522,954	3,706,412	(1,159,622)
Distributions	—	(501,916)	—
Capital Share Transactions:
Issued	7,879,257	28,360,906	5,754,085
Redeemed	(1,546,466)	—	—
Increase in Net Assets from Capital Share Transactions	6,332,791	28,360,906	5,754,085
Total Increase in Net Assets	6,855,745	31,565,402	4,594,463
Net Assets:
Beginning of Year/Period	—	4,594,463	—
End of Year/Period	$6,855,745	$36,159,865	$4,594,463
Share Transactions:
Issued	500,000	2,700,000	300,000
Redeemed	(100,000)	—	—
Net Increase in Shares Outstanding from Share Transactions	400,000	2,700,000	300,000

(1)	The Fund commenced operations on July 10, 2020.
(2)	The Fund commenced operations on September 17, 2019.
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Genomics & Biotechnology ETF		Global X China Biotech Innovation ETF
	Year Ended November 30, 2020	Period Ended November 30, 2019(1)	Period Ended November 30, 2020(2)
Operations:
Net Investment Loss	$(154,881)	$(34,304)	$(2,388)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(3)	5,206,530	(85,734)	(5,680)
Net Change in Unrealized Appreciation (Depreciation) on Investments	12,154,278	1,935,322	(57,553)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,205,927	1,815,284	(65,621)
Capital Share Transactions:
Issued	57,860,443	16,918,798	2,297,749
Redeemed	(11,849,645)	—	—
Increase in Net Assets from Capital Share Transactions	46,010,798	16,918,798	2,297,749
Total Increase (Decrease) in Net Assets	63,216,725	18,734,082	2,232,128
Net Assets:
Beginning of Year/Period	18,734,082	—	—
End of Year/Period	$81,950,807	$18,734,082	$2,232,128
Share Transactions:
Issued	3,350,000	1,200,000	150,000
Redeemed	(650,000)	—	—
Net Increase in Shares Outstanding from Share Transactions	2,700,000	1,200,000	150,000

(1)	The Fund commenced operations on April 5, 2019.
(2)	The Fund commenced operations on September 22, 2020.
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Telemedicine & Digital Health ETF	Global X Longevity Thematic ETF
	Period Ended November 30, 2020(1)	Year Ended November 30, 2020	Year Ended November 30, 2019
Operations:
Net Investment Income	$197,233	$130,386	$112,028
Net Realized Gain on Investments and Foreign Currency Transactions(2)	4,212,161	1,121,071	369,749
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	54,952,002	3,221,996	2,517,693
Net Increase in Net Assets Resulting from Operations	59,361,396	4,473,453	2,999,470
Distributions	—	(207,290)	(185,161)
Capital Share Transactions:
Issued	450,607,051	18,592,284	6,291,263
Redeemed	(19,293,640)	(3,499,173)	(1,061,405)
Increase in Net Assets from Capital Share Transactions	431,313,411	15,093,111	5,229,858
Total Increase in Net Assets	490,674,807	19,359,274	8,044,167
Net Assets:
Beginning of Year/Period	—	23,547,557	15,503,390
End of Year/Period	$490,674,807	$42,906,831	$23,547,557
Share Transactions:
Issued	27,750,000	750,000	300,000
Redeemed	(1,100,000)	(150,000)	(50,000)
Net Increase in Shares Outstanding from Share Transactions	26,650,000	600,000	250,000

(1)	The Fund commenced operations on July 29, 2020.
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Health & Wellness Thematic ETF		Global X CleanTech ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Period Ended November 30, 2020(1)
Operations:
Net Investment Income	$94,216	$125,259	$10,479
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(2)	2,165,439	874,756	(2,573)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	47,301	1,775,531	2,447,006
Net Increase in Net Assets Resulting from Operations	2,306,956	2,775,546	2,454,912
Distributions	(95,104)	(120,454)	—
Capital Share Transactions:
Issued	14,278,870	13,239,961	26,068,557
Redeemed	(16,109,523)	(6,002,098)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,830,653)	7,237,863	26,068,557
Total Increase in Net Assets	381,199	9,892,955	28,523,469
Net Assets:
Beginning of Year/Period	20,114,714	10,221,759	—
End of Year/Period	$20,495,913	$20,114,714	$28,523,469
Share Transactions:
Issued	700,000	700,000	1,500,000
Redeemed	(800,000)	(300,000)	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(100,000)	400,000	1,500,000

(1)	The Fund commenced operations on October 27, 2020.
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X U.S. Infrastructure Development ETF		Global X Thematic Growth ETF
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Period Ended November 30, 2019(1)
Operations:
Net Investment Income	$2,019,654	$1,121,799	$33,093	$352
Net Realized Gain (Loss) on Investments(2)	(8,543,451)	(125,130)	2,753,474	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	62,924,477	13,930,447	4,786,079	126,465
Net Increase in Net Assets Resulting from Operations	56,400,680	14,927,116	7,572,646	126,817
Distributions	(1,004,004)	(1,424,719)	(16,854)	—
Capital Share Transactions:
Issued	481,978,464	54,745,683	47,069,175	2,523,000
Redeemed	(66,804,212)	(26,097,564)	(21,193,938)	—
Increase in Net Assets from Capital Share Transactions	415,174,252	28,648,119	25,875,237	2,523,000
Total Increase in Net Assets	470,570,928	42,150,516	33,431,029	2,649,817
Net Assets:
Beginning of Year/Period	183,064,557	140,914,041	2,649,817	—
End of Year/Period	$653,635,485	$183,064,557	$36,080,846	$2,649,817
Share Transactions:
Issued	27,150,000	3,250,000	1,350,000	100,000
Redeemed	(5,350,000)	(1,800,000)	(600,000)	—
Net Increase in Shares Outstanding from Share Transactions	21,800,000	1,450,000	750,000	100,000

(1)	The Fund commenced operations on October 25, 2019.
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)
Global X Robotics & Artificial Intelligence ETF
2020	21.43	0.05	10.39	10.44	(0.08)	—
2019	19.70	0.19	1.93	2.12	(0.39)	—
2018	23.96	0.19	(4.45)	(4.26)	—	—
2017	14.87	0.01	9.09	9.10	(0.01)	—
2016(1)	14.84	0.02	0.01	0.03	—	—
Global X Internet of Things ETF
2020	22.89	0.17	7.08	7.25	(0.19)	—
2019	18.04	0.20	4.93	5.13	(0.28)	—
2018	20.12	0.17	(2.03)	(1.86)	(0.11)	(0.11)
2017	15.52	0.16	4.49	4.65	(0.05)	—
2016(1)	15.04	0.09	0.39	0.48	—	—
Global X FinTech ETF
2020	30.49	(0.11)	12.37	12.26	—	—
2019	24.55	(0.08)	6.06	5.98	—	—
2018	21.79	(0.08)	2.86	2.78	—	(0.02)
2017	14.91	(0.03)	6.91	6.88	—	—
2016(1)	15.08	(0.01)	(0.16)	(0.17)	—	—
Global X Video Games and Esports ETF
2020	15.73	0.02	12.86	12.88	(0.04)	—
2019(2)	14.99	—	0.74	0.74	—	—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)††

(0.01)	(0.09)	31.78	48.90	2,158,175	0.68		0.21		22.27
—	(0.39)	21.43	11.16	1,479,984	0.68		0.98		10.97
—	***	19.70	(17.77)	1,726,274	0.70		0.83		28.50
—	(0.01)	23.96	61.22	1,412,589	0.69		0.05		15.29
—	—	14.87	0.20	2,974	0.68	†	0.62	†	—

—	(0.19)	29.95	31.88	296,508	0.68		0.71		14.28
—	(0.28)	22.89	29.01	131,627	0.68		1.04		11.71
—	(0.22)	18.04	(9.33)	82,983	0.69		0.88		16.69
—	(0.05)	20.12	30.04	85,521	0.70		0.85		24.90
—	—	15.52	3.19	3,881	0.68	†	2.75	†	0.39

—	—	42.75	40.21	874,175	0.68		(0.33)		15.75
(0.04)	(0.04)	30.49	24.42	413,152	0.68		(0.29)		16.40
—	(0.02)	24.55	12.79	327,734	0.68		(0.29)		20.58
—	—	21.79	46.14	50,106	0.68		(0.13)		11.65
—	—	14.91	(1.13)	1,491	0.68	†	(0.20	)†	—

—	(0.04)	28.57	82.04	481,341	0.50		0.04		12.02
—	—	15.73	4.94	1,573	0.50	†	(0.45	)†	0.27
*	Per share data calculated using average shares method.
**
Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

***	Amount is less than $0.005.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	The Fund commenced operations on September 12, 2016.
(2)	The Fund commenced operations on October 25, 2019.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)
Global X Autonomous & Electric Vehicles ETF
2020	14.15	0.11	7.61	7.72	(0.12)	—
2019	13.26	0.22	1.11	1.33	(0.44)	—
2018(1)	15.00	0.11	(1.85)	(1.74)	—	—
Global X Cloud Computing ETF
2020	15.99	(0.11)	9.97	9.86	—	(0.01)
2019(2)	15.06	(0.04)	0.97	0.93	—	—
Global X Data Center REITs & Digital Infrastructure ETF
2020(3)	14.97	—	(0.03)	(0.03)	—	—
Global X Cybersecurity ETF
2020	17.14	0.09	5.67	5.76	(0.13)	(0.02)
2019(4)	15.27	—	1.87	1.87	—	—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)††

(0.12)	21.75	54.98	135,923	0.68		0.67		13.76
(0.44)	14.15	10.61	14,855	0.68		1.67		31.26
—	13.26	(11.60)	15,248	0.68	†	1.21	†	23.57

(0.01)	25.84	61.68	1,405,489	0.68		(0.53)		23.03
—	15.99	6.18	472,386	0.68	†	(0.44	)†	12.52

—	14.94	(0.20)	3,736	0.50	†	0.26	†	—

(0.15)	22.75	33.78	46,634	0.50	^	0.43		21.29
—	17.14	12.25	1,714	0.50	†^	(0.16	)†	3.57

*	Per share data calculated using average shares method.
**
Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
^	The ratio of Expenses to Average Net Assets includes the effect of a waiver. If theses offsets were excluded, the ratio would have been 0.60%.
(1)	The Fund commenced operations on April 13, 2018.
(2)	The Fund commenced operations on April 12, 2019.
(3)	The Fund commenced operations on October 27, 2020.
(4)	The Fund commenced operations on October 25, 2019.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)
Global X Artificial Intelligence & Technology ETF
2020	17.35	0.17	8.44	8.61	(0.12)	—
2019	14.24	0.10	3.13	3.23	(0.12)	—
2018(1)	15.00	0.05	(0.81)	(0.76)	—	—
Global X Millennials Thematic ETF
2020	25.55	0.05	9.74	9.79	(0.10)	(0.01)
2019	21.57	0.10	3.99	4.09	(0.10)	(0.01)
2018	19.11	0.09	2.54	2.63	(0.05)	(0.12)
2017	15.58	0.07	3.51	3.58	(0.05)	—
2016(2)	14.95	0.05	0.58	0.63	—	—
Global X Education ETF
2020(3)	15.20	(0.01)	1.95	1.94	—	—
Global X Cannabis ETF
2020	15.31	0.81	(3.46)	(2.65)	(0.61)	—
2019(4)	24.41	0.22	(9.32)	(9.10)	—	—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)††

(0.12)	25.84	49.84	120,169	0.68		0.79		19.45
(0.12)	17.35	22.87	44,245	0.68		0.61		16.34
—	14.24	(5.07)	42,001	0.68	†	0.54	†	7.93

(0.11)	35.23	38.47	114,511	0.50	^	0.19		7.11
(0.11)	25.55	19.07	75,383	0.50	^	0.42		10.44
(0.17)	21.57	13.87	31,279	0.50	^	0.40		10.94
(0.05)	19.11	23.05	11,467	0.54	^	0.40		20.97
—	15.58	4.21	3,896	0.68	†	0.59	†	—

—	17.14	12.76	6,856	0.51	†	(0.23	)†	10.62

(0.61)	12.05	(17.03)	36,160	0.51		8.11		59.79
—	15.31	(37.28)	4,594	0.50	†	6.19	†	11.40

*	Per share data calculated using average shares method.
**
Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
^
Effective April 1, 2020, the Fund’s fees were permanently lowered to 0.50%. Prior to April 1, 2020, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.56%, 0.68%, 0.68% and 0.68%, for the years ended November 30, 2020, 2019, 2018, and 2017, respectively.

(1)	The Fund commenced operations on May 11, 2018.
(2)	The Fund commenced operations on May 4, 2016.
(3)	The Fund commenced operations on July 10, 2020.
(4)	The Fund commenced operations on September 17, 2019.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)
Global X Genomics & Biotechnology ETF
2020	15.61	(0.07)	5.47	5.40	—	—
2019(1)	15.28	(0.05)	0.38	0.33	—	—
Global X China Biotech Innovation ETF
2020(2)	15.09	(0.02)	(0.19)	(0.21)	—	—
Global X Telemedicine & Digital Health ETF
2020(3)	15.23	0.01	3.17	3.18	—	—
Global X Longevity Thematic ETF
2020	23.55	0.10	3.35	3.45	(0.13)	(0.05)
2019	20.67	0.13	2.99	3.12	(0.18)	(0.06)
2018	19.60	0.13	1.14	1.27	(0.09)	(0.11)
2017	15.17	0.08	4.51	4.59	(0.09)	(0.07)
2016(4)	15.32	0.07	(0.22)	(0.15)	—	—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)††

—	21.01	34.59	81,951	0.56	‡	(0.40)		29.76
—	15.61	2.16	18,734	0.68	†	(0.59	)†	23.12

—	14.88	(1.39)	2,232	0.67	†	(0.65	)†	10.48

—	18.41	20.88	490,675	0.68	†	0.18	†	9.67

(0.18)	26.82	14.79	42,907	0.50	^	0.43		9.10
(0.24)	23.55	15.38	23,548	0.50	^	0.62		14.18
(0.20)	20.67	6.55	15,503	0.50	^	0.63		14.39
(0.16)	19.60	30.58	7,841	0.52	^	0.44		10.20
—	15.17	(0.98)	1,517	0.68	†	0.78	†	2.76

*	Per share data calculated using average shares method.
**
Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡	Effective June 15, 2020, the Fund’s fees were permanently lowered to 0.50%.
^
Effective April 1, 2020, the Fund’s fees were permanently lowered to 0.50%. Prior to April 1, 2020, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.55%, 0.68%, 0.68% and 0.68%, for the years ended November 30, 2020, 2019, 2018 and 2017, respectively.

(1)	The Fund commenced operations on April 5, 2019.
(2)	The Fund commenced operations on September 22, 2020.
(3)	The Fund commenced operations on July 29, 2020.
(4)	The Fund commenced operations on May 9, 2016.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)
Global X Health & Wellness Thematic ETF
2020	21.17	0.10	2.92	3.02	(0.08)	—
2019	18.59	0.14	2.60	2.74	(0.16)	—
2018	16.75	0.14	2.18	2.32	(0.15)	(0.33)
2017	14.72	0.17	1.94	2.11	(0.08)	—
2016(1)	15.13	0.07	(0.48)	(0.41)	—	—
Global X CleanTech ETF
2020(2)	15.07	0.02	3.93	3.95	—	—
Global X U.S. Infrastructure Development ETF
2020	17.43	0.16	2.74	2.90	(0.09)	—
2019	15.57	0.13	1.90	2.03	(0.17)	—
2018	16.16	0.14	(0.68)	(0.54)	(0.05)	—
2017(3)	14.98	0.10	1.08	1.18	—	—
Global X Thematic Growth ETF
2020	26.50	0.10	15.96	16.06	(0.11)	—
2019(4)	25.23	—	1.27	1.27	—	—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)††

(0.08)	24.11	14.34	20,496	0.50	^	0.48		20.54
(0.16)	21.17	14.89	20,115	0.50	^	0.74		18.05
(0.48)	18.59	14.16	10,222	0.50	^	0.77		20.93
(0.08)	16.75	14.38	2,512	0.54	^	1.08		16.73
—	14.72	(2.71)	1,472	0.68	†	0.82	†	—

—	19.02	26.21	28,523	0.50	†	1.18	†	—

(0.09)	20.24	16.77	653,635	0.47		0.96		9.08
(0.17)	17.43	13.28	183,065	0.47	^^	0.81		9.18
(0.05)	15.57	(3.36)	140,914	0.47	^^	0.77		6.76
—	16.16	7.88	20,203	0.47	†^^	0.91	†	—

(0.11)	42.45	60.81	36,081	(0.12	)‡	0.29		103.23
—	26.50	5.03	2,650	(0.15	)†‡	0.15	†	—

*	Per share data calculated using average shares method.
**
Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡
The ratio of Expenses to Average Net Assets includes the effect of a reimbursement of acquired fund fees (See Note 3 in Notes to Financial Statements.) If these offsets and acquired fund fees were excluded, the ratio would have been 0.50%.

^
Effective April 1, 2020, the Fund’s fees were permanently lowered to 0.50%. Prior to April 1, 2020, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.57%, 0.68%, 0.68% and 0.68%, for the years ended November 30, 2020, 2019, 2018 and 2017, respectively.

^^
Effective April 1, 2019, the Fund’s fees were permanently lowered to 0.47%. Prior to April 1, 2019, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.50%, 0.58% and 0.58%, for the years ended November 30, 2019, 2018 and 2017, respectively.

(1)	The Fund commenced operations on May 9, 2016.
(2)	The Fund commenced operations on October 27, 2020.
(3)	The Fund commenced operations on March 6, 2017.
(4)	The Fund commenced operations on October 25, 2019.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
November 30, 2020

1. ORGANIZATION
The Global X Funds (the “Trust”) is a Delaware statutory trust formed on March 6, 2008. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of November 30, 2020, the Trust had eighty-seven portfolios, seventy-eight of which were operational. The financial statements herein and the related notes pertain to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Millennials Thematic ETF, Global X Education ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X Longevity Thematic ETF, Global X Health & Wellness Thematic ETF, Global X CleanTech ETF, Global X U.S. Infrastructure Development ETF and Global X Thematic Growth ETF, (each a “Fund” and collectively, the “Funds”). Each Fund, other than the Global X Millennials Thematic ETF, Global X Longevity Thematic ETF, Global X Health & Wellness Thematic ETF and Global X U.S. Infrastructure Development ETF, has elected non-diversified status.
Effective June 15, 2020, the Global X Future Analytics Tech ETF was renamed the Global X Artificial Intelligence & Technology ETF.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Funds:
USE OF ESTIMATES — The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could materially differ from those estimates.
RETURN OF CAPITAL ESTIMATES – Distributions received by the Funds from underlying Master Limited Partnership (“MLP”) and real estate investment trust (“REIT”) investments generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from the MLPs, REITs and other industry sources. These estimates may

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.
SECURITY VALUATION — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices, which approximates fair value (absent both bid and asked prices on such exchange, the bid price may be used).
For securities traded on NASDAQ, the NASDAQ official closing price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less will be valued at their market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of reporting date. The exchange rates used by the Trust for valuation are captured as of the New York or London close each day. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Funds may fair value their securities if an event that may materially affect the value of the Funds’ securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate their net asset values. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include:

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Global X Management Company LLC, the Funds’ investment adviser (the “Adviser”), becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate their net asset values, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee. As of November 30, 2020, Global X Longevity Thematic ETF had one fair valued security valued at $7,029. There were no other securities priced using the Fair Value Procedures.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost); and
Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments and fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
For the year ended November 30, 2020 there have been no significant changes to the Funds’ fair valuation methodologies.
REPURCHASE AGREEMENTS – Securities pledged as collateral for repurchase agreements by BNP Paribas are held by Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian (“custodian”), and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest.
It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy. The Funds bear the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Funds are prevented from exercising their rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. For financial statement purposes, the Funds record the securities lending collateral (included in repurchase agreements, at value or restricted cash) as an asset and the obligation to return securities lending collateral as a liability on the Statements of Assets and Liabilities. Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds.

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
At November 30, 2020, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Global X Robotics & Artificial Intelligence ETF
BNP Paribas	$39,849,772	$39,849,772	$–	$–
Global X Internet of Things ETF
BNP Paribas	$1,906,837	$1,906,837	$–	$–
Global X FinTech ETF
BNP Paribas	$38,122,371	$38,122,371	$–	$–
Global X Video Games & Esports ETF
BNP Paribas	$2,718,261	$2,718,261	$–	$–
Global X Autonomous & Electric Vehicles ETF
BNP Paribas	$353,769	$353,769	$–	$–
Global X Artificial Intelligence & Technology ETF
BNP Paribas	$183,580	$183,580	$–	$–
Global X Millennials Thematic ETF
BNP Paribas	$462,498	$462,498	$–	$–
Global X Cannabis ETF
BNP Paribas	$8,599,894	$8,599,894	$–	$–
Global X Genomics & Biotechnology ETF
BNP Paribas	$2,155,380	$2,155,380	$–	$–
Global X Telemedicine & Digital Health ETF
BNP Paribas	$2,227,540	$2,227,540	$–	$–
Global X U.S. Infrastructure Development ETF
BNP Paribas	$1,663,403	$1,663,403	$–	$–
Global X Thematic Growth ETF
BNP Paribas	$1,320,800	$1,320,800	$–	$–

(1)	Excess collateral received is not presented in the table above. Please refer to the Schedules of Investments for the market value of the collateral received for each Fund.
(2)	Net Amount represents the net amount receivable due from the counterparty in the event of default.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes have been made in the financial statements except as described below.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax positions in the current period; however, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), and on-going analysis of and changes to tax

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
laws, and regulations and interpretations thereof. Any foreign tax filings that have not been made will be filed within the prescribed period.
As of and during the year ended November 30, 2020, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as in income tax expense on the Statement of Operations. During the reporting period, the Funds did not incur any interest or penalties. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Funds distribute their net investment income on a pro rata basis.  Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.
CASH OVERDRAFT CHARGES – Per the terms of an agreement with BBH, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%.  Cash overdraft charges are included in custodian fees on the Statement of Operations.
FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions and translations represent net foreign exchange gains or losses from foreign currency spot contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
CREATION UNITS — The Funds issue and redeem their shares (“Shares”) on a continuous basis at net asset value (“NAV”) and only in large blocks of 50,000 Shares,  referred to as “Creation Units”. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.
An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee per transaction to BBH, the Funds’ custodian, on the date of such redemption, regardless of the number of Creation Units redeemed that day.
If a Creation Unit is purchased or redeemed for cash, an additional variable fee may be charged. The following table discloses Creation Unit breakdown:
	Creation Unit Shares	Creation Fee	Value at November 30, 2020	Redemption Fee
Global X Robotics & Artificial Intelligence ETF	50,000	$600	$1,589,000	$600
Global X Internet of Things ETF	50,000	600	1,497,500	600
Global X FinTech ETF	50,000	400	2,137,500	400
Global X Video Games & Esports ETF	50,000	600	1,428,500	600
Global X Autonomous & Electric Vehicles ETF	50,000	750	1,087,500	750
Global X Cloud Computing ETF	50,000	250	1,292,000	250
Global X Data Center REITs & Digital Infrastructure	50,000	300	747,000	300
Global X Cybersecurity ETF	50,000	250	1,137,500	250
Global X Artificial Intelligence & Technology ETF	50,000	600	1,292,000	600
Global X Millennials Thematic ETF	50,000	300	1,761,500	300
Global X Education ETF	50,000	500	857,000	500
Global X Cannabis ETF	50,000	250	602,500	250
Global X Genomics & Biotechnology ETF	50,000	250	1,050,500	250
Global X China Biotech Innovation ETF	50,000	600	744,000	600
Global X Telemedicine & Digital Health ETF	50,000	250	920,500	250
Global X Longevity Thematic ETF	50,000	1,000	1,341,000	1,000
Global X Health & Wellness Thematic ETF	50,000	1,000	1,205,500	1,000
Global X CleanTech ETF	50,000	600	951,000	600
Global X U.S. Infrastructure Development ETF	50,000	400	1,012,000	400
Global X Thematic Growth ETF	50,000	250	2,122,500	250

Notes to Financial Statements (continued)
November 30, 2020

3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS
On July 2, 2018, the Adviser consummated a transaction pursuant to which it became an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”). In this manner, the Adviser is ultimately controlled by Mirae, which is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group.
The Adviser serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters and provides, or causes to be furnished all supervisory, administrative and other services reasonably necessary for the operation of the Funds, including certain distribution services (provided pursuant to a separate distribution services agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment advisory services (provided pursuant to a separate investment advisory agreement), under what is essentially an “all-in” fee structure.  For the Advisor’s services to the Funds, under the Supervision and Administration Agreement, each Fund pays a monthly fee to the Adviser at the annual rate below (stated as a percentage of the average daily net assets of the respective Fund). In addition, the Funds bear other expenses, directly and indirectly, that are not covered by the Supervision and Administration Agreement, which may vary and affect the total expense ratios of the Funds, such as taxes, brokerage fees, commissions, acquired fund fees and expenses, (except for Global X Thematic Growth ETF) and other transaction expenses, interest expenses, and extraordinary expenses (such as litigation and indemnification expenses), respectively.
The Supervision and Administration Agreement for the Global X Thematic Growth ETF provides that the Advisor also bears the costs for acquired fund fees and expenses generated by investments by the Global X Thematic Growth ETF in affiliated investment companies.  For the year ended November 30, 2020, the Advisor paid the costs for the acquired fund fees of $71,038.

Notes to Financial Statements (continued)
November 30, 2020

3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS (continued)
The following table discloses the rates of supervision and administration fees paid by the Funds:
Supervision and Administration Fee
Global X Robotics & Artificial Intelligence ETF	0.68%
Global X Internet of Things ETF	0.68%
Global X FinTech ETF	0.68%
Global X Video Games & Esports ETF	0.50%
Global X Autonomous & Electric Vehicles ETF	0.68%
Global X Cloud Computing ETF	0.68%
Global X Data Center REITs & Digital Infrastructure	0.50%
Global X Cybersecurity ETF***	0.60%
Global X Artificial Intelligence & Technology ETF	0.68%
Global X Millennials Thematic ETF* (1)	0.50%
Global X Education ETF	0.50%
Global X Cannabis ETF	0.50%
Global X Genomics & Biotechnology ETF (2)	0.50%
Global X China Biotech Innovation ETF	0.65%
Global X Telemedicine & Digital Health ETF	0.68%
Global X Longevity Thematic ETF* (1)	0.50%
Global X Health & Wellness Thematic ETF* (1)	0.50%
Global X CleanTech ETF	0.50%
Global X U.S. Infrastructure Development ETF**	0.47%
Global X Thematic Growth ETF	0.50%

(1)	Prior to April 1, 2020 the Supervision and Administration Fee was 0.68%.
(2)	Prior to June 15, 2020 the Supervision and Administration Fee was 0.68%.

*  Pursuant to an expense limitation agreement, prior to April 1, 2020, the Adviser contractually agreed to waive or reimburse fees and/or limit fund expenses to the extent necessary to assure that the operating expenses of the Global X Health & Wellness Thematic ETF, Global X Longevity Thematic ETF and the Global X Millennials Thematic ETF (the “Funds”) (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest, and extraordinary expenses (such as litigation and indemnification expenses)) would not exceed 0.50% of the Funds’ average daily net assets per year until April 1, 2020. Each Fund (at a later date) may reimburse the Adviser for the fees and expenses it waived or reimbursed and/or limited pursuant to the expense limitation agreement during any of the three fiscal years prior to April 1, 2020, provided that, among other things, any reimbursement made to the Adviser does not cause Total Annual Fund Operating Expenses to exceed the maximum permitted rate during the period in which it is paid and the Board has approved such reimbursement to the Adviser. Although the Board voted to permanently reduce the Fund’s management fees to 0.50% and end the expense limitation agreement as of April 1, 2020, waived or reimbursed fees prior to April 1, 2020 are still subject to recoupment. As of November 30, 2020, the amounts of waivers/reimbursements subject to recoupment for the Global X Health &

Notes to Financial Statements (continued)
November 30, 2020

3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS (continued)
Wellness Thematic ETF, Global X Longevity Thematic ETF and Global X Millennials Thematic ETF, were $11,634 expiring 2021, $8,496 expiring 2022; $23,346 expiring 2021, $9,461 expiring 2022; $41,063 expiring 2021 and $18,918 expiring 2022, respectively. As of November 30, 2020, there had been no recoupment of previously waived and reimbursed fees.
** Pursuant to an expense limitation agreement between the Global X U.S. Infrastructure Development ETF (the “Fund”) and the Adviser prior to April 1, 2019, the Adviser contractually agreed to reimburse or waive fees and/or limit fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest, and extraordinary expenses (such as litigation and indemnification expenses)) (“Total Annual Fund Operating Expenses”) would not exceed 0.47% of the Fund’s average daily net assets per year until April 1, 2019. Pursuant to the expense limitation agreement, the Fund (at a later date) may reimburse the Adviser for the fees it reimbursed or waived and/or limited pursuant to the expense limitation agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.47% during the year in which it is paid and the Board of Trustees has approved such reimbursement to the Adviser. Although the Board voted to permanently reduce the Fund’s fees to 0.47% and end the expense limitation agreement as of April 1, 2019, prior waived or reimbursed fees are still subject to recoupment. As of November 30, 2020, the amounts of waivers/reimbursements subject to recoupment for the Fund were $102,748 expiring in 2021 and $44,734 expiring in 2022. As of November 30, 2020, there had been no recoupment of previously waived and reimbursed fees.
*** Pursuant to an expense limitation agreement, the Adviser has agreed to waive or reimburse fees and/or limit fund expenses to the extent necessary to assure that the operating expenses of the Global X Cybersecurity ETF (the “Fund”) (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest, and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.50% of the Fund’s average daily net assets per year until April 1, 2021.
SEI Investments Global Funds Services (“SEIGFS”) serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with required general administrative services, including, without limitation: office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and assistance with the preparation and  filing of reports, registration statements, proxy statements and other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser.  SEI Investments Distribution Co. (“SIDCO”) serves as each Fund’s underwriter and distributor of Creation Units pursuant to a distribution agreement.  SIDCO has no obligation to sell any specific quantity of Shares. SIDCO bears the following costs and expenses relating to the distribution of Shares: (1) the costs of processing and  maintaining records of creations of Creation Units; (2) all costs of maintaining the records required of a registered broker/dealer; (3) the expenses of maintaining its  registration or qualification as a dealer or broker under federal or state laws; (4) filing fees; and (5) all other expenses incurred in connection with the distribution services as

Notes to Financial Statements (continued)
November 30, 2020

3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS (continued)
contemplated in the distribution agreement. SIDCO receives no fee from the Funds for its distribution services under the distribution agreement; rather, the Adviser compensates SIDCO for certain expenses, out-of-pocket costs, and transaction fees.
BBH serves as custodian and transfer agent of the Funds’ assets. As custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of the Funds, (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds’ operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As transfer agent, BBH has agreed to (1) issue and redeem Shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

Notes to Financial Statements (continued)
November 30, 2020

4. INVESTMENT TRANSACTIONS
For the year ended November 30, 2020, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government, and short-term securities, were:
2020	Purchases	Sales and Maturities
Global X Robotics & Artificial Intelligence ETF	$391,843,774	$344,950,521
Global X Internet of Things ETF	39,167,963	26,735,815
Global X FinTech ETF	90,037,796	92,954,671
Global X Video Games & Esports ETF	60,327,760	18,761,271
Global X Autonomous & Electric Vehicles ETF	12,572,921	4,877,361
Global X Cloud Computing ETF	181,940,153	180,592,082
Global X Data Center REITs & Digital Infrastructure	248,682	–
Global X Cybersecurity ETF	4,445,296	4,293,031
Global X Artificial Intelligence & Technology ETF	18,603,708	12,590,337
Global X Millennials Thematic ETF	5,910,992	5,952,475
Global X Education ETF	1,322,924	581,112
Global X Cannabis ETF	7,609,856	7,167,158
Global X Genomics & Biotechnology ETF	12,696,365	11,680,621
Global X China Biotech Innovation ETF	2,121,887	212,675
Global X Telemedicine & Digital Health ETF	57,054,584	29,744,450
Global X Longevity Thematic ETF	3,490,754	2,788,630
Global X Health & Wellness Thematic ETF	4,195,138	4,001,233
Global X CleanTech ETF	7,024,666	–
Global X U.S. Infrastructure Development ETF	20,808,078	20,316,449
Global X Thematic Growth ETF	15,443,551	12,482,410

Notes to Financial Statements (continued)
November 30, 2020

4. INVESTMENT TRANSACTIONS (continued)
For each of the years ended November 30, 2020, and November 30, 2019, in-kind transactions associated with creations and redemptions were:
2020	Purchases	Sales	Realized Gain/(Loss)
Global X Robotics & Artificial Intelligence ETF	$361,874,568	$365,215,738	$43,090,534
Global X Internet of Things ETF	124,223,802	34,531,153	18,792,933
Global X FinTech ETF	278,707,608	41,228,494	8,267,048
Global X Video Games & Esports ETF	404,900,530	51,302,801	14,900,863
Global X Autonomous & Electric Vehicles ETF	94,454,889	3,876,841	2,108,375
Global X Cloud Computing ETF	898,712,110	357,026,062	151,841,623
Global X Data Center REITs & Digital Infrastructure	3,494,554	–	–
Global X Cybersecurity ETF	41,832,394	3,133,182	1,581,964
Global X Artificial Intelligence & Technology ETF	59,534,429	15,359,452	5,699,200
Global X Millennials Thematic ETF	26,325,170	15,069,551	2,463,389
Global X Education ETF	7,065,338	1,479,215	297,249
Global X Cannabis ETF	28,284,111	–	–
Global X Genomics & Biotechnology ETF	56,763,285	11,838,830	6,006,376
Global X China Biotech Innovation ETF	381,631	–	–
Global X Telemedicine & Digital Health ETF	423,596,806	19,341,416	7,163,396
Global X Longevity Thematic ETF	17,727,057	3,427,727	1,538,247
Global X Health & Wellness Thematic ETF	12,677,296	14,689,729	2,443,155
Global X CleanTech ETF	19,036,658	–	–
Global X U.S. Infrastructure Development ETF	481,671,681	66,650,851	(9,164,993)
Global X Thematic Growth ETF	44,864,162	21,983,043	2,875,470

2019	Purchases	Sales	Realized Gain/(Loss)
Global X Robotics & Artificial Intelligence ETF	$196,452,084	$527,329,566	$(33,905,075)
Global X Internet of Things ETF	43,369,377	19,178,310	4,282,434
Global X FinTech ETF	112,937,062	93,896,478	8,446,928
Global X Video Games & Esports ETF	1,343,301	–	–
Global X Autonomous & Electric Vehicles ETF	6,226,367	7,556,398	102,697
Global X Cloud Computing ETF	524,429,030	73,776,961	7,782,237
Global X Cybersecurity ETF	1,513,438	–	–
Global X Artificial Intelligence & Technology ETF	9,253,548	14,737,108	977,438
Global X Millennials Thematic ETF	64,052,088	26,378,103	7,255,226
Global X Cannabis ETF	5,754,039	–	–
Global X Genomics & Biotechnology ETF	16,470,842	–	–
Global X Longevity Thematic ETF	6,136,552	1,033,564	281,906
Global X Health & Wellness Thematic ETF	12,053,707	5,418,018	922,860
Global X U.S. Infrastructure Development ETF	54,690,700	26,071,935	538,144
Global X Thematic Growth ETF	2,522,056	–	–

For the year ended November 30, 2020, there were no purchases or sales of long-term U.S. Government securities by the Funds.

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.
The permanent differences primarily consist of foreign currency, REIT adjustments, reclassification of distributions, investments in publically traded partnerships, and sales of passive foreign investment companies. The permanent differences that are credited or charged to Paid In Capital and distributable earnings are primarily related to redemptions in kind and net operating losses and have been reclassified to/from the following accounts during the fiscal year ended November 30, 2020:
Global X Funds	Paid-in Capital	Distributable Earnings (Loss)
Global X Robotics & Artificial Intelligence ETF	$42,148,862	$(42,148,862)
Global X Internet of Things ETF	18,758,043	(18,758,043)
Global X FinTech ETF	6,988,350	(6,988,350)
Global X Video Games and Esports ETF	14,900,539	(14,900,539)
Global X Autonomous & Electric Vehicles ETF	2,108,464	(2,108,464)
Global X Cloud Computing ETF	150,502,708	(150,502,708)
Global X Cybersecurity ETF	1,581,317	(1,581,317)
Global X Artificial Intelligence & Technology ETF	5,639,677	(5,639,677)
Global X Millennials Thematic ETF	2,323,881	(2,323,881)
Global X Education ETF	297,249	(297,249)
Global X Genomics & Biotechnology ETF	5,943,555	(5,943,555)
Global X Telemedicine & Digital Health ETF	7,163,396	(7,163,396)
Global X Longevity Thematic ETF	1,532,465	(1,532,465)
Global X Health & Wellness Thematic ETF	2,437,006	(2,437,006)
Global X U.S. Infrastructure Development ETF	(9,200,913)	9,200,913
Global X Thematic Growth ETF	2,875,470	(2,875,470)

The tax character of dividends and distributions declared during the years or periods ended November 30, 2020 and November 30, 2019 were as follows:
Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Global X Robotics & Artificial Intelligence ETF
2020	$5,209,655	$–	$891,490	$6,101,145
2019	30,149,775	–	–	30,149,775
Global X Internet of Things ETF
2020	$1,147,071	$–	$–	$1,147,071
2019	1,268,719	–	–	1,268,719

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Global X FinTech ETF
2020	$–	$–	$–	$–
2019	–	60,368	437,339	497,707
Global X Video Games and Esports ETF
2020	$67,560	$–	$–	$67,560
2019	–	–	–	–
Global X Autonomous & Electric Vehicles ETF
2020	$148,067	$–	$–	$148,067
2019	415,562	–	–	415,562
Global X Cloud Computing ETF
2020	$158,369	$57,631	$–	$216,000
2019	–	–	–	–
Global X Data Center REITs & Digital Infrastructure ETF
2020	$–	$–	$–	$–
Global X Cybersecurity ETF
2020	$130,636	$–	$–	$130,636
2019	–	–	–	–
Global X Artificial Intelligence & Technology ETF
2020	$293,815	$–	$–	$293,815
2019	298,087	–	–	298,087
Global X Millennials Thematic ETF
2020	$295,120	$31,340	$–	$326,460
2019	147,679	27,133	–	174,812
Global X Education ETF
2020	$–	$–	$–	$–
Global X Cannabis ETF
2020	$501,916	$–	$–	$501,916
2019	–	–	–	–
Global X Genomics & Biotechnology ETF
2020	$–	$–	$–	$–
2019	–	–	–	–
Global X China Biotech Innovation ETF
2020	$–	$–	$–	$–
Global X Telemedicine & Digital Health ETF
2020	$–	$–	$–	$–
Global X Longevity Thematic ETF
2020	$161,566	$45,724	$–	$207,290
2019	146,505	38,656	–	185,161
Global X Health & Wellness Thematic ETF
2020	$95,104	$–	$–	$95,104
2019	120,454	–	–	120,454
Global X CleanTech ETF
2020	$–	$–	$–	$–
Global X U.S. Infrastructure Development ETF
2020	$1,004,004	$–	$–	$1,004,004
2019	1,424,719	–	–	1,424,719

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Global X Thematic Growth ETF
2020	$16,854	$–	$–	$16,854
2019	–	–	–	–

As of November 30, 2020, the components of tax basis distributable earnings (accumulated losses) were as follows:
	Global X Funds
	Global X Robotics & Artificial Intelligence ETF	Global X Internet of Things ETF	Global X FinTech ETF
Undistributed Ordinary Income	$–	$573,082	$–
Capital Loss Carryforwards	(153,940,794)	(3,531,785)	(32,354,648)
Unrealized Appreciation on Investments and Foreign Currency	434,515,422	59,877,129	278,703,976
Late Year Loss Deferral	–	–	(1,681,347)
Other Temporary Differences	–	(4)	2
Total Distributable Earnings	$280,574,628	$56,918,422	$244,667,983

	Global X Funds
	Global X Video Games and Esports ETF	Global X Autonomous & Electric Vehicles ETF	Global X Cloud Computing ETF
Undistributed Ordinary Income	$3,746,903	$111,443	$–
Post October Losses	(307,637)	–	–
Capital Loss Carryforwards	–	(1,044,455)	(1,533,536)
Unrealized Appreciation on Investments and Foreign Currency	65,915,322	19,930,690	248,081,412
Late Year Loss Deferral	–	–	(3,928,473)
Other Temporary Differences	(1)	1	–
Total Distributable Earnings	$69,354,587	$18,997,679	$242,619,403

	Global X Funds
	Global X Data Center REITs & Digital Infrastructure	Global X Cybersecurity ETF	Global X Artificial Intelligence & Technology ETF
Undistributed Ordinary Income	$668	$87,400	$284,523
Undistributed Long-Term Capital Gain	–	2,479	–
Capital Loss Carryforwards	–	–	(618,443)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(8,833)	4,466,305	23,544,099
Other Temporary Differences	–	3	(1)
Total Distributable Earnings (Accumulated Losses)	$(8,165)	$4,556,187	$23,210,178

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
	Global X Funds
	Global X Millennials Thematic ETF	Global X Education ETF	Global X Cannabis ETF
Undistributed Ordinary Income	$96,149	$–	$444,914
Post October Losses	–	(215,826)	–
Capital Loss Carryforwards	(910,515)	–	(1,760,034)
Late Year Loss Deferral	–	(4,505)	–
Unrealized Appreciation on Investments and Foreign Currency	27,867,859	446,036	3,359,995
Other Temporary Differences	1	–	(1)
Total Distributable Earnings	$27,053,494	$225,705	$2,044,874

	Global X Funds
	Global X Genomics & Biotechnology ETF	Global X China Biotech Innovation ETF	Global X Telemedicine & Digital Health ETF
Undistributed Ordinary Income	$157,142	$–	$193,304
Post October Losses	(32,560)	(554)	(1,378,964)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	12,953,072	(62,743)	53,383,660
Late Year Loss Deferral	–	(2,324)	–
Other Temporary Differences	2	–	–
Total Distributable Earnings (Accumulated Losses)	$13,077,656	$(65,621)	$52,198,000

	Global X Funds
	Global X Longevity Thematic ETF	Global X Health & Wellness Thematic ETF	Global X CleanTech ETF
Undistributed Ordinary Income	$78,341	$51,423	$7,906
Capital Loss Carryforwards	(279,357)	(273,446)	–
Unrealized Appreciation on Investments and Foreign Currency	6,473,677	1,294,711	2,447,006
Total Distributable Earnings	$6,272,661	$1,072,688	$2,454,912

	Global X Funds
	Global X U.S. Infrastructure Development ETF	Global X Thematic Growth ETF
Undistributed Ordinary Income	$1,554,592	$16,592
Capital Loss Carryforwards	–	(117,716)
Unrealized Appreciation on Investments and Foreign Currency	66,887,584	4,908,265
Other Temporary Differences	1	(2)
Total Distributable Earnings	$68,442,177	$4,807,139

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
Qualified late year ordinary and Post-October capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2020 through November 30, 2020 and November 1, 2020 through November 30, 2020, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.
For taxable years beginning after December 22, 2010, a registered investment company (“RIC”) is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:
Global X Funds	Short-Term Loss	Long-Term Loss	Total
Global X Robotics & Artificial Intelligence ETF	$88,408,676	$65,532,118	$153,940,794
Global X Internet of Things ETF	2,416,287	1,115,498	3,531,785
Global X FinTech ETF	10,983,240	21,371,408	32,354,648
Global X Autonomous & Electric Vehicles ETF	625,088	419,367	1,044,455
Global X Cloud Computing ETF	1,533,536	–	1,533,536
Global X Artificial Intelligence & Technology ETF	461,246	157,197	618,443
Global X Millennials Thematic ETF	883,232	27,283	910,515
Global X Cannabis ETF	1,613,335	146,699	1,760,034
Global X Longevity Thematic ETF	77,714	201,643	279,357
Global X Health & Wellness Thematic ETF	174,997	98,449	273,446
Global X Thematic Growth ETF	117,716	–	117,716

During the year ended November 30, 2020 the following funds utilized capital loss carryforwards to offset capital gains amounting to:
Global X Funds	Short-Term Loss	Long-Term Loss	Total
Global X Robotics & Artificial Intelligence ETF	$15,634,206	$–	$15,634,206
Global X Autonomous & Electric Vehicles ETF	99,333	–	99,333
Global X Artificial Intelligence & Technology ETF	35,523.00	–	35,523
Global X U.S. Infrastructure Development ETF	515,103	–	515,103

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at November 30, 2020, were as follows:
Global X Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global X Robotics & Artificial Intelligence ETF	$1,764,509,927	$536,564,253	$(102,048,831)	$434,515,422
Global X Internet of Things ETF	238,244,361	65,644,857	(5,767,728)	59,877,129
Global X FinTech ETF	638,408,669	300,349,742	(21,645,766)	278,703,976
Global X Video Games and Esports ETF	418,142,903	71,051,295	(5,135,973)	65,915,322
Global X Autonomous & Electric Vehicles ETF	116,322,349	20,718,639	(787,949)	19,930,690
Global X Cloud Computing ETF	1,156,767,060	266,045,030	(17,963,618)	248,081,412
Global X Data Center REITs & Digital Infrastructure ETF	3,743,236	81,316	(90,149)	(8,833)
Global X Cybersecurity ETF	42,108,778	5,669,529	(1,203,224)	4,466,305
Global X Artificial Intelligence & Technology ETF	96,688,857	25,788,597	(2,244,498)	23,544,099
Global X Millennials Thematic ETF	87,101,195	30,745,513	(2,877,654)	27,867,859
Global X Education ETF	6,409,879	721,220	(275,184)	446,036
Global X Cannabis ETF	42,537,885	7,234,858	(3,874,863)	3,359,995
Global X Genomics & Biotechnology ETF	71,508,992	16,788,506	(3,835,434)	12,953,072
Global X China Biotech Innovation ETF	2,290,288	87,026	(149,769)	(62,743)
Global X Telemedicine & Digital Health ETF	439,887,377	67,952,540	(14,568,880)	53,383,660
Global X Longevity Thematic ETF	36,363,805	8,062,599	(1,588,922)	6,473,677
Global X Health & Wellness Thematic ETF	19,187,266	3,358,803	(2,064,092)	1,294,711
Global X CleanTech ETF	26,061,324	2,518,757	(71,751)	2,447,006
Global X U.S. Infrastructure Development ETF	587,459,622	71,423,633	(4,536,049)	66,887,584
Global X Thematic Growth ETF	32,626,255	4,912,544	(4,279)	4,908,265

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, mark-to-market treatment of passive foreign investment companies and partnership adjustments.
The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Notes to Financial Statements (continued)
November 30, 2020

6. CONCENTRATION OF RISKS
The Funds may invest in companies focused on business activities in emerging economic themes.  Such thematic companies typically face intense competition and potentially rapid product obsolescence. Thematic companies may have limited product lines, markets, financial resources or personnel. These companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful.  These companies are also frequently dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Such companies may be potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. The emergent nature of many economic themes could result in increasing regulatory scrutiny in the future, which may impede the growth of companies that develop and/or focus on such economic themes. Similarly, the collection of data from consumers and other sources is frequently a critical component in emerging economic themes and could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Finally, these companies may be involved in young, fast evolving industries with increased exposure to the risks associated with changes in applicable laws (including regulation, other rule changes, and related federal and state enforcement activities), as well as market developments, which may cause businesses to contract or close suddenly and negatively impact the value of these companies.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The Funds use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the underlying index in approximately the same proportions as in the underlying index.
The Funds may utilize a representative sampling strategy with respect to their underlying indices when a replication strategy might be detrimental to their shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow its underlying index, or, in certain instances, when securities in the underlying index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Funds but not to the underlying indexes). Commodity related securities are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a substantial impact on these Funds.
A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Notes to Financial Statements (continued)
November 30, 2020

7. LOANS OF PORTFOLIO SECURITIES
The Funds may lend portfolio securities having a market value up to one-third of the Funds’ total assets. Security loans made pursuant to a securities lending agreement with BBH are initially required to be secured by collateral equal to at least 102% for U.S.-based securities and 105% for foreign-based securities. Such collateral will be cash or securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans can be invested in repurchase agreements, short-term investments, or U.S. Treasury obligations and is accounted for in the Schedules of Investments and Statements of Assets and Liabilities. The obligation to return securities lending collateral is also recognized as a liability in the Statements of Assets and Liabilities. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.
Lending securities entails a risk of loss to the Funds if and to the extent that the market values of the securities loaned were to increase and the borrower did not increase the collateral accordingly and the borrower failed to return the securities. The Funds could also experience delays and costs gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.
As of November 30, 2020, the value of securities on loan was $43,274,134, $2,007,461, $41,388,438, $2,917,373, $388,635, $195,471, $498,051, $9,539,729, $2,422,715, $2,506,740, $1,810,644 and $1,477,748 for the Global X Robotics and Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games and Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Artificial Intelligence & Technology ETF, Global X Millennials Thematic ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X Telemedicine & Digital Health ETF, Global X U.S. Infrastructure Development ETF and Global X Thematic Growth ETF respectively, and the cash collateral received from securities on loan was $45,394,740, $2,172,167, $43,426,977, $3,096,498, $402,995, $209,125, $526,853, $9,796,542, $2,455,294, $2,537,495, $1,894,860 and $1,504,585, respectively.

Notes to Financial Statements (continued)
November 30, 2020

7. LOANS OF PORTFOLIO SECURITIES (continued)
	Market Value	Cash Collateral
Global X Robotics & Artificial Intelligence ETF
Barclays Bank	$739,233	$778,540
BofA Securities	27,172,366	28,446,693
Credit Suisse	468,779	513,176
Goldman Sachs & Co.	2,717,691	2,862,280
JPMorgan	3,741,414	3,940,240
Morgan Stanley	7,234,716	7,591,891
Natl Financial Services Corp	102,468	106,080
Scotia Capital	157,428	165,816
UBS AG London Branch	940,039	990,024
Global X Internet of Things ETF
Credit Suisse	1,520,327	1,622,167
Goldman Sachs & Co.	487,134	550,000
Global X FinTech ETF
Barclays Bank	12,558,600	13,146,905
BofA Securities	577,764	608,253
Citigroup	5,821,673	6,024,855
Credit Suisse	16,960,792	17,881,800
Morgan Stanley	3,667,550	3,864,354
UBS AG London Branch	1,802,059	1,900,810
Global X Video Games & Esports ETF
Citigroup	2,313,225	2,454,098
Credit Suisse	604,148	642,400
Global X Autonomous & Electric Vehicles ETF
JPMorgan	63,776	66,400
Scotia Capital	324,859	336,595
Global X Artificial Intelligence & Technology ETF
UBS AG London Branch	195,471	209,125
Global X Millennials Thematic ETF
BMO Capital Markets	222,979	227,653
Natl Financial Services Corp	275,072	299,200

Notes to Financial Statements (continued)
November 30, 2020

7. LOANS OF PORTFOLIO SECURITIES (continued)
	Market Value	Cash Collateral
Global X Cannabis ETF
Barclays Bank	808,449	786,794	(1)
Citigroup	1,118,602	1,045,226	(1)
Credit Suisse	807,145	1,148,748
Goldman Sachs & Co.	1,197,821	1,155,311	(1)
JPMorgan	3,012,690	2,918,007	(1)
Morgan Stanley	1,326,831	1,452,623
Scotia Capital	825,587	850,381
UBS AG London Branch	442,604	439,452	(1)
Global X Genomics & Biotechnology ETF
BofA Securities	875,835	860,194	(1)
Citigroup	1,164,400	1,185,700
Credit Suisse	11,480	11,900
Natl Financial Services Corp	371,000	397,500
Global X Telemedicine & Digital Health ETF
BNP Paribas Securities Corp.	135,300	136,950	(1)
Citigroup	2,325,930	2,354,295	(1)
Credit Suisse	45,510	46,250
Global X U.S. Infrastructure Development ETF
Goldman Sachs & Co.	1,810,644	1,894,860
Global X Thematic Growth ETF
Citigroup	1,477,748	1,504,585

(1)
It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

8. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior gains or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.
Pursuant to the Trust’s organizational documents, the Trustees of the Trust and the Trust’s officers are indemnified against certain liabilities that may arise out of the performance of their duties.

Notes to Financial Statements (concluded)
November 30, 2020

9. SUBSEQUENT EVENTS
The Funds have been evaluated regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional adjustments were required to the financial statements.
10. OTHER MATTER
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments and negatively impact Fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by their service providers.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of each of the twenty funds indicated in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (twenty of the funds constituting the Global X Funds, hereafter collectively referred to as the “Funds”) as of November 30, 2020, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2020, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Global X Robotics & Artificial Intelligence ETF (1)	Global X Cloud Computing ETF (3)
Global X FinTech ETF (1)	Global X Cannabis ETF (4)
Global X Internet of Things ETF (1)	Global X Video Games & Esports ETF (5)
Global X Health & Wellness Thematic ETF (1)	Global X Thematic Growth ETF (5)
Global X Artificial Intelligence & Technology ETF (1)	Global X Cybersecurity ETF (5)
Global X Autonomous & Electric Vehicles ETF (1)	Global X Education ETF (6)
Global X U.S. Infrastructure Development ETF (1)	Global X Telemedicine & Digital Health ETF (7)
Global X Millennials Thematic ETF (1)	Global X China Biotech Innovation ETF (8)
Global X Longevity Thematic ETF (1)	Global X CleanTech ETF (9)
Global X Genomics & Biotechnology ETF (2)	Global X Data Center REITs & Digital Infrastructure ETF (9)

Report of Independent Registered Public Accounting Firm

1.	The related statements of operations for the year ended November 30, 2020, and statements of changes in net assets for each of the two years in the period ended November 30, 2020
2.
The related statements of operations for the year ended November 30, 2020, and statements of changes in net assets for the year ended November 30, 2020 and the period April 5, 2019 (date of commencement) through November 30, 2019

3.
The related statements of operations for the year ended November 30, 2020, and statements of changes in net assets for the year ended November 30, 2020 and the period April 12, 2019 (date of commencement) through November 30, 2019

4.
The related statements of operations for the year ended November 30, 2020, and statements of changes in net assets for the year ended November 30, 2020 and the period September 17, 2019 (date of commencement) through November 30, 2019

5.
The related statements of operations for the year ended November 30, 2020, and statements of changes in net assets for the year ended November 30, 2020 and the period October 25, 2019 (date of commencement) through November 30, 2019

6.	The related statements of operations, and changes in net assets, for the period July 10, 2020 (commencement of operations) through November 30, 2020
7.	The related statements of operations, and changes in net assets, for the period July 29, 2020 (commencement of operations) through November 30, 2020
8.	The related statements of operations, and changes in net assets, for the period September 22, 2020 (commencement of operations) through November 30, 2020
9.	The related statements of operations, and changes in net assets, for the period October 27, 2020 (commencement of operations) through November 30, 2020

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by

Report of Independent Registered Public Accounting Firm

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 27, 2021
We have served as the auditor of one or more investment companies in the Global X Funds since 2016.

Disclosure of Fund Expenses (unaudited)

All exchange traded funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.
Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (June 1, 2020 to November 30, 2020).
The table on the next page illustrates your Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Funds, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Funds under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Funds had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Disclosure of Fund Expenses (unaudited) (continued)

	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Annualized Expense Ratios	Expenses Paid During Period(1)
Global X Robotics & Artificial Intelligence ETF
Actual Fund Return	$1,000.00	$1,375.90	0.68%	$4.04
Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

Global X Internet of Things ETF
Actual Fund Return	$1,000.00	$1,321.30	0.68%	$3.95
Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

Global X FinTech ETF
Actual Fund Return	$1,000.00	$1,327.20	0.68%	$3.96
Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

Global X Video Games and Esports ETF
Actual Fund Return	$1,000.00	$1,406.80	0.50%	$3.01
Hypothetical 5% Return	1,000.00	1,022.50	0.50	2.53

Global X Autonomous & Electric Vehicles ETF
Actual Fund Return	$1,000.00	$1,614.30	0.68%	$4.44
Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

Global X Cloud Computing ETF
Actual Fund Return	$1,000.00	$1,295.90	0.68%	$3.90
Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

Global X Data Center REITs & Digital Infrastructure ETF*
Actual Fund Return	$1,000.00	$998.00	0.50%	$0.46	(2)
Hypothetical 5% Return	1,000.00	1,022.50	0.50	2.53

Global X Cybersecurity ETF
Actual Fund Return	$1,000.00	$1,176.10	0.50%	$2.72
Hypothetical 5% Return	1,000.00	1,022.50	0.50	2.53

Global X Artificial Intelligence & Technology ETF
Actual Fund Return	$1,000.00	$1,328.50	0.68%	$3.96
Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

Global X Millennials Thematic ETF
Actual Fund Return	$1,000.00	$1,347.70	0.50%	$2.93
Hypothetical 5% Return	1,000.00	1,022.50	0.50	2.53

Global X Education ETF**
Actual Fund Return	$1,000.00	$1,127.60	0.51%	$2.12	(3)
Hypothetical 5% Return	1,000.00	1,022.45	0.51	2.58

Disclosure of Fund Expenses (unaudited) (continued)

	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Annualized Expense Ratios	Expenses Paid During Period(1)
Global X Cannabis ETF
Actual Fund Return	$1,000.00	$1,066.40	0.51%	$2.63
Hypothetical 5% Return	1,000.00	1,022.45	0.51	2.58

Global X Genomics & Biotechnology ETF
Actual Fund Return	$1,000.00	$1,272.60	0.51%	$2.90
Hypothetical 5% Return	1,000.00	1,022.45	0.51	2.58

Global X China Biotech Innovation ETF***
Actual Fund Return	$1,000.00	$986.10	0.67%	$1.25	(4)
Hypothetical 5% Return	1,000.00	1,021.65	0.67	3.39

Global X Telemedicine & Digital Health ETF****
Actual Fund Return	$1,000.00	$1,208.80	0.68%	$2.54	(5)
Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

Global X Longevity Thematic ETF
Actual Fund Return	$1,000.00	$1,110.30	0.50%	$2.64
Hypothetical 5% Return	1,000.00	1,022.50	0.50	2.53

Global X Health & Wellness Thematic ETF
Actual Fund Return	$1,000.00	$1,232.90	0.50%	$2.79
Hypothetical 5% Return	1,000.00	1,022.50	0.50	2.53

Global X CleanTech ETF*
Actual Fund Return	$1,000.00	$1,262.10	0.50%	$0.53	(2)
Hypothetical 5% Return	1,000.00	1,022.50	0.50	2.53

Global X U.S. Infrastructure Development ETF
Actual Fund Return	$1,000.00	$1,380.40	0.47%	$2.80
Hypothetical 5% Return	1,000.00	1,022.65	0.47	2.38

Global X Thematic Growth ETF
Actual Fund Return	$1,000.00	$1,459.90	0.00%	$0.00
Hypothetical 5% Return	1,000.00	1,025.50	0.00	0.00

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 183/366 (to reflect the one-half year period.)
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 34/366 (to reflect the period from inception to date).
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 143/366 (to reflect the period from inception to date).
(4)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 69/366 (to reflect the period from inception to date).
(5)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 124/366 (to reflect the period from inception to date).
*	The Fund commenced operations on October 27, 2020.

Disclosure of Fund Expenses (unaudited) (concluded)

**	The Fund commenced operations on July 10, 2020.
***	The Fund commenced operations on September 22, 2020.
****	The Fund commenced operations on July 29, 2020.

Approval of Investment Advisory Agreement (unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), requires that the board of trustees of an exchange-traded fund (“ETF”), including a majority of those trustees who are not “interested persons” of the ETF, as defined in the 1940 Act (“Independent Trustees”), consider on an initial basis and periodically thereafter (as required by the 1940 Act), at an in person meeting called for such purpose, the terms of each ETF’s investment advisory agreement and whether to approve entering into, or renewing, each agreement.
At Board meetings of the Global X Funds (the “Trust”) held in person on February 26, 2016 and by videoconference on May 29, 2020 and July 30, 2020(1) (the “New Fund Board Meetings”), the Board of Trustees (the “Board”) (including the Trust’s Independent Trustees, voting separately) considered and unanimously approved (i) the initial Investment Advisory Agreement (each a “New Investment Advisory Agreement”) for each of the Global X Education ETF,(2) Global X Telemedicine & Digital Health ETF, Global X CleanTech ETF, Global X Data Center REITS & Digital Infrastructure ETF, and Global X China Biotech Innovation ETF (each a “New Fund” and, together, the “New Funds”) and (ii) the initial Supervision and Administration Agreement between the Trust (each a “New Supervision and Administration Agreement”), on behalf of each New Fund, and Global X Management Company LLC (“Global X Management”). Each New Advisory Agreement and New Supervision and Administration Agreement are referred to collectively as the “New Fund Agreements.”
At a Board meeting of the Trust held via videoconference November 11, 2020,(1) called for such purpose, the Board (including the Trust’s Independent Trustees, voting separately) considered and unanimously approved the continuation of (i) the Investment Advisory Agreement (“Renewal Investment Advisory Agreement”) for each Fund included in this Annual Report (each, a “Renewal Fund”); and (ii) the Supervision and Administration Agreement between the Trust (“Renewal Supervision and Administration Agreement”), on behalf of each Renewal Fund, and Global X Management. The Renewal Investment Advisory Agreement and the Renewal Supervision and Administration Agreement are referred to herein as the “Renewal Agreements.”
In advance of the Board meetings, the Board (including the Trust’s Independent Trustees) and the Independent Trustees’ independent legal counsel requested (in writing) detailed information from Global X Management in connection with the Board’s consideration of the Renewal Agreements and New Fund Agreements and received and reviewed written responses from Global X Management and supporting materials relating to those requests for information. In the course of their consideration of the Renewal Agreements and New

(1) This meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020 and extended on June 19, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.
(2) The discussion regarding the Renewal Agreements also applies to the Global X Education ETF

Approval of Investment Advisory Agreement (unaudited) (continued)

Fund Agreements, the Trust’s Independent Trustees were advised by their independent legal counsel and, in addition to meetings with management of Global X Management, the Independent Trustees met separately in executive sessions with their counsel.
NEW FUND AGREEMENTS
In determining to approve the New Fund Agreements for the New Funds, the Board considered a variety of factors, including the factors discussed in greater detail below.
Nature, Extent and Quality of Services
With respect to this factor, the Board considered:
• the terms of the New Fund Agreements and the range of services proposed to be provided to the New Funds in accordance with the New Fund Agreements;
• Global X Management’s key personnel and the portfolio managers who would provide investment advisory, supervision and administrative services to the New Funds;
• Global X Management’s responsibilities under the New Fund Agreements to, among other things, (i) manage the investment operations of the New Funds and the composition of the New Funds’ assets, including the purchase, retention and disposition of its holdings, (ii) provide quarterly reports to the Trust’s officers and the Board and other reports as the Board deems necessary or appropriate, (iii) vote proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by the New Funds, (iv) select broker-dealers to execute portfolio transactions for the New Funds when necessary, (v) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of the New Funds, and the periodic updating of the registration statements, prospectuses, statements of additional information, and other reports and documents for the New Funds that are required to be filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) and other regulatory or governmental bodies, and (vi) monitor anticipated purchases and redemptions of the shares (including Creation Units) of the New Funds by shareholders and new investors;
• the nature, extent and quality of all of the services (including advisory, administrative and compliance services) that are proposed to be provided by Global X Management or made available to the New Funds; and
• the quality of Global X Management’s resources and personnel that would be made available to the New Funds, including Global X Management’s experience and the professional qualifications of Global X Management’s key personnel.

Approval of Investment Advisory Agreement (unaudited) (continued)

Based on these considerations, the Board concluded, at the New Fund Board Meetings, that it was satisfied with the nature, extent and quality of the services proposed to be provided to the New Funds by Global X Management.
Performance
The Board determined that, because the New Funds had not yet begun investment operations as of the dates of the New Fund Board Meetings, meaningful data relating to the investment performance of the New Funds was not available and, therefore, could not be a factor in approving the New Fund Agreements.
Cost of Services and Profitability
With respect to this factor, the Board considered:
• Global X Management’s expected costs to provide investment management, supervision and administrative and related services to each New Fund;
• The management fee (including the proposed investment advisory fee) (“Management Fee”) that was proposed to be borne by each New Fund under the respective New Fund Agreement for the various investment advisory, supervisory and administrative services that the New Funds require under a unitary fee structure (including the types of fees and expenses that are not included within the unitary fee and would be borne by the New Funds); and
• the expected profitability to Global X Management, if any, from all of the services proposed to be provided to the New Funds by Global X Management and all aspects of the relationships between Global X Management and the New Funds.
Based on these considerations, the Board concluded that the proposed Management Fee to be paid by each New Fund to Global X Management, in light of the nature, extent and quality of the services to be provided, was reasonable and in the best interests of the New Fund’s shareholders.
Comparison of Fees and Services
With respect to this factor, the Board considered:
• comparative information with respect to the proposed Management Fee to be paid to Global X Management by each New Fund. In connection with this consideration, Global X Management provided the Board with comparative expense data for each New

Approval of Investment Advisory Agreement (unaudited) (continued)

Fund, including fees and expenses paid by unaffiliated similar specialized and/or focused ETFs, and/or other similar registered funds.  The Board considered Global X Management’s detailed explanation of the proposed fee structures of any New Fund that was above the average or median for the New Fund’s peer group;
• the structure of the proposed unitary Management Fee (which includes as one component the proposed investment advisory fees for the New Funds) and the expected total expense ratios for the New Funds. In this regard, the Board took into consideration that the purpose of adopting a unitary Management Fee structure for the New Funds was to create a simple, all-inclusive fee that would provide a level of predictability with respect to the overall expense ratios (i.e., the total fees) of the New Funds and that the proposed Management Fee for each New Fund was set at a competitive level to make the New Fund viable in the marketplace; and
• that, under the proposed unified Management Fee structure, Global X Management would be responsible for most ordinary expenses of the New Funds, including the costs of various third-party services required by the New Funds, including investment advisory, administrative, audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, but that each New Fund would bear other expenses not covered under the proposed all-inclusive Management Fee, such as taxes, brokerage fees, commissions, and other transaction expenses, interest expenses, and extraordinary expenses.
Based on these considerations, the Board concluded, at the New Fund Board Meetings, that the services to be received and the fees to be charged under the applicable New Fund Agreements were reasonable on a comparative basis.
Economies of Scale
With respect to this factor, the Board considered:
• the extent to which economies of scale would be realized as the New Funds grow and whether the proposed unitary Management Fees for the New Funds reflected these economies of scale;
• the significant investment of time, personnel and other resources that Global X Management intends to make in the New Funds in order to seek to assure that the New Funds are attractive to investors; and
• that the proposed unitary Management Fee would provide a high level of certainty as to the total level of expenses for each New Fund and its shareholders.

Approval of Investment Advisory Agreement (unaudited) (continued)

Based on these considerations, the Board concluded, at the New Fund Board Meetings, that the proposed unitary Management Fees for the New Funds appropriately addressed economies of scale.
Other Benefits
In considering each New Fund Agreement, in addition to the factors discussed above, the Board considered other benefits that may be realized by Global X Management as a result of its relationships with the New Funds. As a result, the Board concluded that, in the case of each New Fund, in the exercise of the Board’s business judgement, all information the Board considered supported approval of the applicable New Fund Agreements.
Conclusion
After full consideration of the factors above, as well as other factors that were instructive in their consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the New Fund Agreements were fair and reasonable and in the best interest of the New Funds.
In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.
RENEWAL AGREEMENTS
In determining to approve the continuation of the Renewal Agreements for the Renewal Funds, the Board considered a variety of factors, including the factors discussed in greater detail below.
Nature, Extent and Quality of Services
With respect to this factor, the Board considered:
• the terms of the Renewal Agreements and the range of services that would continue to be provided to each Renewal Fund in accordance with the Renewal Agreements;
• Global X Management’s key personnel and the portfolio managers who would continue to provide investment advisory, supervision and administrative services to each Renewal Fund;

Approval of Investment Advisory Agreement (unaudited) (continued)

• Global X Management’s responsibilities under the Renewal Agreements, among other things, to: (i) manage the investment operations of the Renewal Funds and the composition of the Renewal Funds’ assets, including the purchase, retention and disposition of their holdings, (ii) provide quarterly reports to the Trust’s officers and the Board and other reports as the Board deems necessary or appropriate, (iii) vote proxies, exercise consents, and exercise all other rights relating to securities and assets held by the Renewal Funds, (iv) select broker-dealers to execute portfolio transactions for the Renewal Funds when necessary, (v) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of the Renewal Funds, and the periodic updating of the registration statement, prospectuses, statements of additional information, and other reports and documents for the Renewal Funds that are required to be filed by the Trust with the SEC and other regulatory and governmental bodies, and (vi) monitor anticipated purchases and redemptions of the shares (including Creation Units) of the Renewal Funds by shareholders and new investors;
• the nature, extent and quality of all of the services (including advisory, administrative and compliance services) that have been provided by Global X Management or made available to the Renewal Funds; and
• the quality of Global X Management’s resources and personnel that would continue to be made available to the Renewal Funds, including Global X Management’s experience and the professional qualifications of Global X Management’s key personnel.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Renewal Funds by Global X Management.
Performance
The Board considered the performance of each Renewal Fund. They examined the performance of the Renewal Funds for the one-year, three-year, five-year and since-inception periods, as applicable. Also, the Board considered the total returns and investment performance of the Renewal Funds relative to (i) the performance of unaffiliated comparable ETFs and/or other registered funds, which performance information is publicly available from such registered funds, as well as other third party sources; and (ii) the performance of pertinent indexes. The Board considered instances of under-performance and over-performance with respect to the competitor funds. The Board also considered the Renewal Funds’ tracking against their underlying indexes in absolute terms.

Approval of Investment Advisory Agreement (unaudited) (continued)

Based on these considerations and comparisons, the Board concluded that the investment performance of the Renewal Funds did not adversely affect the Board’s approval of the continuance of the Renewal Agreements.
Cost of Services and Profitability
The Board considered Global X Management’s cost to provide investment management, supervision and administrative and related services to the Renewal Funds. In this regard, the Board considered the management fee (“Management Fee”) that has been borne or is expected to be borne by the Renewal Funds under the Renewal Agreements for the various investment advisory, supervisory and administrative services that the Renewal Funds require under a unitary fee structure (including the types of fees and expenses that are not included within the unitary fee and would be borne by the Renewal Funds).
In addition, the Board considered expected profitability to Global X Management from all services provided or expected to be provided to the Renewal Funds and all aspects of Global X Management’s relationship with the Renewal Funds. In connection with these considerations, Global X Management provided the Board with financial information regarding its operations and the services provided to the Renewal Funds and discussed with the Board its current and expected profitability with respect to the Renewal Funds.
Based on these considerations, the Board concluded that the Management Fee rate paid by the Renewal Funds to Global X Management, in light of the nature, extent and quality of the services provided, was reasonable and in the best interests of the Renewal Funds’ shareholders.
Comparison of Fees and Services
With respect to this factor, the Board considered:
• comparative information with respect to the Management Fee paid to Global X Management by the Renewal Funds. In connection with this consideration, Global X Management provided the Board with comparative expense data for the Renewal Funds, including fees and expenses paid by unaffiliated similar specialized and/or focused ETFs and/or other comparable registered funds. The Board considered Global X Management’s detailed explanation of the fee structures of any Renewal Fund that was above the average or median for its peer group;
• the structure of the unitary Management Fee (which includes as one component the investment advisory fee for the Renewal Funds) and the current total expense ratios for the Renewal Funds. In this regard, the Board took into consideration that the purpose

Approval of Investment Advisory Agreement (unaudited) (continued)

of adopting a unitary Management Fee structure for the Renewal Funds was to create a simple, all-inclusive fee that would provide a level of predictability with respect to the overall expense ratios (i.e., the total fees) of the Renewal Funds and that the proposed Management Fees for the Renewal Funds were set at competitive levels to make the Renewal Funds viable in the marketplace; and
• that, under the unified Management Fee structure, Global X Management is responsible for most ordinary expenses of the Renewal Funds, including the costs of various third-party services required by the Renewal Funds, including investment advisory, administrative, audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, but that the Renewal Funds would bear other expenses not covered under the proposed all-inclusive Management Fee, such as taxes, brokerage fees, commissions, and other transaction expenses, interest expenses, and extraordinary expenses.
Based on these considerations, the Board concluded that the services received and the fees charged under the Renewal Agreements were reasonable on a comparative basis.
Economies of Scale
With respect to this factor, the Board considered:
• the extent to which economies of scale would be realized as the Renewal Funds grow and whether the unitary Management Fees for the Renewal Funds reflected these economies of scale;
• the significant investment of time, personnel and other resources that Global X Management has made and intends to continue to make in the Renewal Funds in order to seek to assure that the Renewal Funds are attractive to investors; and
• that the unitary Management Fees would provide a high level of certainty as to the total level of expenses for the Renewal Funds and their shareholders.
Based on these considerations, the Board concluded that the unitary Management Fees for the Renewal Funds appropriately addressed economies of scale.
Other Benefits
In considering the Renewal Agreements, in addition to the factors above, the Board considered any other benefits realized by Global X Management as a result of its relationships with the Renewal Funds and concluded that, in the exercise of the Board’s

Approval of Investment Advisory Agreement (unaudited) (concluded)

business judgement, all information the Board considered supported approval of the continuation of the Renewal Agreements.
Conclusion
After full consideration of the factors above, as well as other factors that were instructive in its consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the Renewal Agreements were fair and reasonable and in the best interest of each Renewal Fund.
In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.

Supplemental Information (unaudited)

Net asset value, or “NAV”, is the price per Share at which a Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.  The Fund’s Market Price may be at, above or below its NAV.  The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings.  The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated.  A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV.  A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.
Further information regarding premiums and discounts is available on the Funds’ website at www.globalxetfs.com.

Trustees and Officers of the Trust (unaudited)

Set forth below are the names, addresses, year of birth, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of funds in fund complex overseen by the Trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust.

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees
Charles A. Baker 605 Third Avenue, 43rd Floor New York, NY 10158 (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012).	78[2]	Trustee of OSI ETF Trust (since 2016).
Susan M. Ciccarone 605 Third Avenue, 43rd Floor New York, NY 10158 (1973)	Trustee (since 9/30/2019)	Partner, Further Global Capital Management (private equity) (since 2017); formerly Chief Operating Officer (2014-2016) and Chief Financial Officer (2012-2016), Emerging Global Advisors, LLC (ETF issuer).	78[2]	Chairman, Payment Alliance International, Inc. (since 2019); Director, Casa Holdco LP, parent of Celink (since 2018).
Clifford J. Weber 605 Third Avenue, 43rd Floor New York, NY 10158 (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	78[2]
Chairman (since 2017) and Trustee (since 2015) of Clough Funds Trust; Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Chairman and Trustee of Elevation ETF Trust (2016-2018); Trustee of Clough Global Equity Fund (since 2017); Trustee of Clough Global Dividend and Income Fund (since 2017); and Trustee of Clough Global Opportunities Fund (since 2017).

Trustees and Officers of the Trust (unaudited)

The Trust’s SAI includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-493-8631. The preceding and following charts list Trustees and Officers as of November 30, 2020:

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Operational Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee / Officers[1]
Luis Berruga 605 Third Avenue, 43rd Floor New York, NY 10158 (1977)	Trustee (since 07/2018); President (since 2018)	Chief Executive Officer, GXMC (since 07/2018), Chief Financial Officer (since 2/2014) and Chief Operating Officer (9/2015 - 7/2018); Investment Banker, Jefferies (2012-2014).	78[2]	None.
Chang Kim 605 Third Avenue, 43rd Floor New York, NY 10158 (1984)	Chief Operating Officer; Treasurer, Principal Accounting Officer; and Chief Financial Officer (since 7/2018)	Chief Operating Officer, GXMC (since 7/2018), Head of Portfolio Management & Portfolio Administration (1/2017-7/2018); and Portfolio Manager (since 9/2009).	N/A	None.
Matt Snyder[3] One Freedom Valley Drive Oaks, PA 19456 (1984)	AssistantTreasurer (since11/2020)
Director of Fund Accounting,SEI Investments (since9/2019); Assistant VicePresident, State Street Bankand Trust (10/2006-7/2016and 5/2017-8/2019); andJPMorgan (Corporate &Investment Bank) (8/2016-4/2017)
			N/A	None.
Susan Lively 605 Third Avenue, 43rd Floor New York, NY 10158 (1981)	Secretary (since 9/2020)	General Counsel, GXMC (since 9/2020); Senior Corporate Counsel at Franklin Templeton (previously, Managing Director and Associate General Counsel at Legg Mason & Co., LLC) (2014-2020).	N/A	None.
Eric Griffith[3] One Freedom Valley Drive Oaks, PA 19456 (1969)	Assistant Secretary (since 2/2020)	Counsel, SEI Investments (since 10/2019); Vice President and Assistant General Counsel, JPMorgan Chase & Co. (2012-2018).	N/A	None.
Joe Costello 605 Third Avenue, 43rd Floor New York, NY 10158 (1974)	Chief Compliance Officer (since 9/2016)	Chief Compliance Officer, FlexShares Funds (2011-2015); Vice President, Northern Trust Investments (2003 - 2015).	N/A	None.

[1]	Each Trustee serves until his successor is duly elected or appointed and qualified.
[2]	As of November 30, 2020, the Trust had eighty-seven investment portfolios, seventy-eight of which were operational.
[3]	These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Notice to Shareholders (unaudited)

For shareholders that do not have a November 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2020, the Funds are designating the following items with regard to distributions paid during the year.
	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)
Global X Robotics & Artificial Intelligence ETF	17.11%	0.00%	82.89%	100.00%	15.81%
Global X Internet of Things ETF	0.00%	0.00%	100.00%	100.00%	32.47%
Global X FinTech ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Video Games & Esports ETF	0.00%	0.00%	100.00%	100.00%	0.91%
Global X Autonomous & Electric Vehicles ETF	0.00%	0.00%	100.00%	100.00%	54.19%
Global X Cloud Computing ETF	0.00%	26.68%	73.32%	100.00%	0.00%
Global X Data Center REITS & Digital Infrastructure ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Cybersecurity ETF	0.00%	0.00%	100.00%	100.00%	72.53%
Global X Artificial Intelligence & Technology ETF	0.00%	0.00%	100.00%	100.00%	71.31%
Global X Millennials Thematic ETF	0.00%	9.60%	90.40%	100.00%	100.00%
Global X Education ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Cannabis ETF	0.00%	0.00%	100.00%	100.00%	0.00%
Global X Genomics & Biotechnology ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X China Biotech Innovation ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Telemedicine & Digital Health ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Longevity Thematic ETF	0.00%	22.06%	77.94%	100.00%	68.64%
Global X Health & Wellness Thematic ETF	0.00%	0.00%	100.00%	100.00%	29.54%
Global X CleanTech ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X U.S. Infrastructure Development ETF	0.00%	0.00%	100.00%	100.00%	64.65%
Global X Thematic Growth ETF	0.00%	0.00%	100.00%	100.00%	37.06%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

Notice to Shareholders (unaudited)

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short Term Capital Gain Dividends(5)	Foreign Tax Credit
Global X Robotics & Artificial Intelligence ETF	59.58%	0.00%	0.01%	0.00%	0.00%
Global X Internet of Things ETF	71.08%	0.00%	0.01%	0.00%	0.00%
Global X FinTech ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Video Games & Esports ETF	18.93%	0.00%	0.01%	0.00%	0.00%
Global X Autonomous & Electric Vehicles ETF	62.15%	0.00%	0.00%	0.00%	0.00%
Global X Cloud Computing ETF	0.00%	0.00%	0.00%	100.00%	0.00%
Global X Data Center REITS & Digital Infrastructure ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Cybersecurity ETF	84.53%	0.00%	0.00%	100.00%	0.00%
Global X Artificial Intelligence & Technology ETF	71.31%	0.00%	0.00%	0.00%	0.00%
Global X Millennials Thematic ETF	100.00%	0.00%	0.17%	100.00%	0.00%
Global X Education ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Cannabis ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Genomics & Biotechnology ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X China Biotech Innovation ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Telemedicine & Digital HealthCompanies ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Longevity Thematic ETF	100.00%	0.00%	0.21%	100.00%	0.00%
Global X Health & Wellness Thematic ETF	42.86%	0.00%	0.01%	0.00%	0.00%
Global X CleanTech ETF	0.00%	0.00%	0.00%	0.00%	0.00%
Global X U.S. Infrastructure Development ETF	64.65%	0.00%	0.02%	0.00%	0.00%
Global X Thematic Growth ETF	46.83%	0.00%	0.00%	0.00%	0.00%

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and it is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)
The percentage of this column represents the amount of “Short Term Capital Gain Dividend’’ and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Notice to Shareholders (unaudited)

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099- DIV.

Notes

Notes

605 3rd Avenue, 43rd Floor
New York, NY 10158
1-888-493-8631
www.globalxetfs.com

Investment Adviser and Administrator:
Global X Management Company LLC
605 3rd Avenue, 43rd Floor
New York, NY 10158

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Sub-Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Counsel for Global X Funds and the Independent Trustees:
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W.
Suite 700
Washington, DC 20006

Custodian and Transfer Agent:
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm:
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

GLX-AR-007-0500

Global X Emerging Markets Bond ETF (ticker: EMBD)

Annual Report
November 30, 2020

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s (defined below) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Fund’s website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary.
You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Management Discussion of Fund Performance	1
Schedule of Investments
Global X Emerging Markets Bond ETF	4
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Disclosure of Fund Expenses	35
Approval of Investment Advisory Agreement and Sub-Advisory Agreement	37
Supplemental Information	44
Trustees and Officers of the Trust	45
Notice to Shareholders	48

Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Shares may only be redeemed directly from the Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.
The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission (the “SEC” or “Commission”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that Global X Funds uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-493-8631; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance (Unaudited)
Global X Emerging Markets Bond ETF

Global X Emerging Markets Bond ETF
The Global X Emerging Markets Bond ETF (“Fund”) is an actively managed fund sub-advised by Mirae Asset Global Investments (USA) LLC (the “Sub-adviser”) that seeks a high level of total return, consisting of both income and capital appreciation, by investing in emerging market debt. The Fund primarily invests in emerging market (“EM”) debt securities denominated in U.S. dollars, however, the Fund may also invest in those denominated in applicable local foreign currencies. Securities may include fixed-rate and floating-rate debt instruments issued by sovereign, quasi-sovereign, and corporate entities from EM countries.
The Fund uses JPMorgan EMBI Global Core Index (“Index”) as its performance benchmark. The Index is a broad, diverse U.S. dollar denominated EM debt benchmark that tracks the total return of actively traded debt instruments in EM countries.
For the period from the Fund’s commencement date on June 1, 2020 through November 30, 2020 (the “reporting period”), the Fund increased 11.91% while the Index increased 9.79%. The Fund had a net asset value of $25.00 per share on June 1, 2020 and ended the reporting period with a net asset value of $27.50 per share on November 30, 2020.
During the reporting period, global growth continued to recover from the second quarter lows on the back of large monetary and fiscal stimulus. Risk sentiments got a boost during the fourth quarter from the promising news of vaccine developments. The prospects for less disruptive trade policy by the incoming Biden administration should help support global trade flows, which would likely boost higher beta asset prices, including emerging markets. Even as the concerns over a second wave of coronavirus infections rose, investors appeared focused on the economic normalization prospects in the coming year with the vaccine rollout. The second wave of infections’ adverse developments seemed to give rise to positive market responses for risk assets, as investors priced the prospects of additional fiscal stimulus measures and the extended supports from the Federal Reserve (“Fed”).
Emerging asset prices performed well during the reporting period as the commodity prices continued to rise on the back of increased demand from China. China was the only major economy that managed to grow GDP in 2020 with a 2.3% increase as policymakers successfully flatten the infection curve, which helped support the service sector during the second half of the year. Weaker dollar trends helped ease financial conditions for emerging markets, reversing investors’ earlier flight-to-quality flows. As a result, investors ended 2020 with very bullish sentiments.
During the period, the emerging sovereign debt market posted a gain of +9.79% as the credit spread narrowed by -128 basis points to 380 basis points; the emerging corporate bond market posted an increase of +8.31%. The investment-grade sector, up 6.63%, underperformed the high yield sector, up 13.30%, as lower quality African issuers led a strong recovery in the fourth quarter driven by positive risk sentiments and investors’ search for assets with higher yields on the back of strong inflows into emerging debt markets. However, the restructured Argentina bonds continued to perform poorly in the period with losses of -3.40%. Investors remained cautious due to the lack of economic reform measures and political uncertainty. The best performing sector was CCC rated Angola with a gain of 41.35% as investors digested the positive news that Angola secured debt reliefs from Chinese lenders and the International Monetary Fund providing debt relief for the next three years. The emerging debt markets ended 2020 strong as the global recovery theme gained traction with promising vaccine developments and strong inflows into the asset class as investors searched for yielding assets.

1

Management Discussion of Fund Performance (Unaudited)
Global X Emerging Markets Bond ETF

During the period, the Fund outperformed the Index by +212 basis points with positive contributions from both country allocations, which contributed +12 basis points, and security selections, contributing +216 basis points. The Fund’s security selections in corporate issuers contributed positively to performance, as Brazil’s pulp and paper producer Suzano and UAE’s DP World returned 19.42% and 19.31%, respectively. The worst performers were the Government of Ecuador 0.50% and the Government of Argentina 0.125%, whose bonds returned -6.76% and -5.84%, respectively. The Fund had a cautious stance due to the growing risks of a second wave of coronavirus infections. However, when the prospects for vaccine developments gained traction, we were able to quickly pivot to a more bullish stance by increasing the Fund’s credit risk profile. The Fund capitalized on the vaccine rollout theme by taking a new position in the Bahamas during the period. Given that the Bahamas’ economic recovery is highly sensitive to the tourism industry, the news of vaccine developments led to strong performance for Bahama bonds. From a country allocation perspective, the Fund’s underweights to China and Philippines positively contributed +31 and +19 basis points, respectively.  The main detractor from performance was the Fund’s underweight to Angola and some high yielding issuers such as Ghana and Kenya. The Fund’s underweight to the Dominican Republic also had a negative contribution to the performance. As the valuation for higher quality issuers such as Malaysia and the Philippines became more expensive, the Fund reduced exposure to those sectors while increasing the allocation to corporate issuers in the commodity sector in the Latin America region.
As we move into 2021, we expect risk sentiment to maintain a constructive tone driven by continued global growth recovery with the vaccine rollout and supportive fiscal and monetary policy measures. We expect investors who held capital on the sideline over concerns about a US double-dip recession will look for income-generating assets as the Fed’s zero interest rate policy for the next couple of years will erode the purchasing power of money. We believe that the emerging market assets will be a main beneficiary of this macro trend. That being said, the valuation for the emerging debt markets is leaning expensive, especially for the high quality investment grade sector. The investment grade sector’s credit spread has reverted to pre-Covid-19 levels leaving little room for spread compression if the core rates rise in 2021.
Given the positive macro backdrop, we expect the core rates to gradually move higher from 2020 levels as economies normalize and a higher supply of government bonds to finance fiscal stimulus policy negatively impacts the technical. Therefore, we favor high yielding assets over the investment grade sector. We look to reduce the Fund’s overall interest rate risk exposure, especially in the long maturity sector. We favor high yielding quasi-governmental issuers such as Mexico’s oil and gas producer, and a government-owned airport operator in Panama. We continue to like Mexican industrials that will benefit from a strong US economic recovery for our emerging corporate strategy. We still do not find Turkish corporate and banks attractive for investment, as they trade inside the sovereign issuer’s credit spread. Even as the global growth outlook improves, we expect an uneven recovery across regions, making an active strategy particularly relevant in navigating these volatile markets.

2

Management Discussion of Fund Performance (Unaudited)
Global X Emerging Markets Bond ETF

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2020
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Global X Emerging Markets Bond ETF	11.91%	12.26%
JPMorgan EMBI Global Core Index	9.79%	9.79%

Growth of a $10,000 Investment
(at Net Asset Value)
*The Fund commenced investment operations on June 1, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.  Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices above.

3

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Face Amount	Value
SOVEREIGN DEBT — 51.6%
Argentina — 1.6%
Argentine Republic Government International Bond
0.125%, 2.500%, 07/09/21, 07/09/41 (B)	$500,000	$181,500
0.125%, 2.000%, 07/09/21, 01/09/38 (B)	1,000,000	395,000
0.125%, 1.125%, 07/09/21, 07/09/35 (B)	1,500,000	526,500
		1,103,000

Azerbaijan — 1.3%
Republic of Azerbaijan International Bond
4.750%, 03/18/24	800,000	870,608

Bahamas — 2.8%
Bahamas Government International Bond
8.950%, 10/15/32	1,800,000	1,950,300

Bahrain — 0.3%
Bahrain Government International Bond
7.000%, 10/12/28	200,000	228,982

 The accompanying notes are an integral part of the financial statements.
4

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Brazil — 1.0%
Brazilian Government International Bond
5.625%, 02/21/47	$400,000	$472,000
4.750%, 01/14/50	200,000	212,000
		684,000

Chile — 0.6%
Chile Government International Bond
3.500%, 01/25/50	200,000	227,752
2.450%, 01/31/31	200,000	212,000
		439,752

Colombia — 1.6%
Colombia Government International Bond
4.500%, 01/28/26	400,000	447,004
4.500%, 03/15/29	400,000	455,700
4.125%, 05/15/51	200,000	218,000
		1,120,704

Dominican Republic — 1.3%
Dominican Republic International Bond
6.500%, 02/15/48	400,000	448,400
5.950%, 01/25/27	200,000	224,580
5.500%, 01/27/25	200,000	217,400
		890,380

Ecuador — 0.7%
Ecuador Government International Bond
0.500%, 0.500%, 07/31/21, 07/31/40 (B)	1,000,000	489,500

Egypt — 2.2%
Egypt Government International Bond
8.700%, 03/01/49	400,000	437,958
7.903%, 02/21/48	200,000	206,650
7.625%, 05/29/32 (A)	600,000	655,500

Egypt Government International Bond MTN
7.600%, 03/01/29	200,000	222,708
		1,522,816
El Salvador — 0.2%
El Salvador Government International Bond
7.125%, 01/20/50 (A)	200,000	166,500

 The accompanying notes are an integral part of the financial statements.
5

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Ghana — 0.6%
Ghana Government International Bond
8.950%, 03/26/51	$200,000	$198,748
8.627%, 06/16/49	200,000	194,950
		393,698

Hungary — 1.7%
Hungary Government International Bond
5.750%, 11/22/23	400,000	457,000
5.375%, 03/25/24	600,000	684,780
		1,141,780

India — 2.2%
Export-Import Bank of India
3.875%, 02/01/28	800,000	876,416
3.375%, 08/05/26	600,000	644,526
		1,520,942

Indonesia — 0.3%
Indonesia Government International Bond
2.850%, 02/14/30	200,000	216,863

Ivory Coast — 0.6%
Ivory Coast Government International Bond
6.125%, 06/15/33	400,000	440,000

Jordan — 1.6%
Jordan Government International Bond
7.375%, 10/10/47	600,000	666,510
5.750%, 01/31/27	400,000	430,545
		1,097,055

Kuwait — 0.7%
Kuwait International Government Bond
3.500%, 03/20/27	400,000	454,974

Mexico — 1.3%
Mexico Government International Bond
5.000%, 04/27/51	200,000	241,020
3.750%, 01/11/28	200,000	221,148

 The accompanying notes are an integral part of the financial statements.
6

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Mexico — continued
Mexico Government International Bond MTN
4.125%, 01/21/26	$400,000	$452,504
		914,672
Nigeria — 1.3%
Nigeria Government International Bond
9.248%, 01/21/49	200,000	227,047
7.625%, 11/21/25	200,000	225,119

Nigeria Government International Bond MTN
7.625%, 11/28/47	200,000	204,000
6.500%, 11/28/27	200,000	209,750
		865,916
Oman — 2.3%
Oman Government International Bond
6.750%, 01/17/48	600,000	553,820
4.125%, 01/17/23	600,000	598,860
3.875%, 03/08/22 (A)	200,000	199,250

Oman Government International Bond MTN
6.000%, 08/01/29	200,000	198,500
		1,550,430
Pakistan — 0.6%
Pakistan Government International Bond
8.250%, 04/15/24	400,000	432,000

Panama — 2.0%
Panama Government International Bond
4.500%, 05/15/47	200,000	253,002
4.000%, 09/22/24	400,000	437,504
3.750%, 03/16/25	600,000	657,306
		1,347,812

Paraguay — 1.0%
Paraguay Government International Bond
5.400%, 03/30/50	200,000	249,500
5.000%, 04/15/26	200,000	230,502
4.950%, 04/28/31	200,000	237,002
		717,004

 The accompanying notes are an integral part of the financial statements.
7

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Peru — 0.8%
Peruvian Government International Bond
5.625%, 11/18/50	$200,000	$305,500
2.783%, 01/23/31	200,000	215,802
		521,302

Philippines — 1.0%
Philippine Government International Bond
3.700%, 02/02/42	200,000	233,347
3.700%, 03/01/41	400,000	465,817
		699,164

Qatar — 4.6%
Qatar Government International Bond
4.817%, 03/14/49	800,000	1,107,000
4.500%, 04/23/28	400,000	483,512
4.000%, 03/14/29	200,000	236,104
3.875%, 04/23/23	200,000	214,693
3.750%, 04/16/30	200,000	234,370
3.400%, 04/16/25	600,000	660,000
3.250%, 06/02/26	200,000	222,016
		3,157,695

Romania — 1.0%
Romanian Government International Bond
4.000%, 02/14/51	200,000	218,500
Romanian Government International Bond MTN
4.875%, 01/22/24	200,000	222,740
4.375%, 08/22/23	200,000	217,800
		659,040

Russia — 2.2%
Russian Foreign Bond - Eurobond
5.250%, 06/23/47	400,000	543,248
5.100%, 03/28/35	400,000	504,252
4.375%, 03/21/29	400,000	462,998
		1,510,498

 The accompanying notes are an integral part of the financial statements.
8

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Saudi Arabia — 1.7%
Saudi Government International Bond MTN
4.625%, 10/04/47 (A)	$200,000	$250,476
4.500%, 04/17/30	400,000	480,440
2.900%, 10/22/25 (A)	200,000	214,988
2.500%, 02/03/27	200,000	210,744
		1,156,648

Senegal — 1.0%
Senegal Government International Bond
6.250%, 07/30/24	200,000	218,076
6.250%, 05/23/33	400,000	440,840
		658,916

South Africa — 1.7%
Republic of South Africa Government International Bond
5.750%, 09/30/49	400,000	385,050
5.650%, 09/27/47	200,000	191,500
4.850%, 09/27/27	200,000	210,120
4.850%, 09/30/29	200,000	205,639
4.300%, 10/12/28	200,000	201,344
		1,193,653

Turkey — 2.9%
Turkey Government International Bond
6.625%, 02/17/45	400,000	397,556
6.125%, 10/24/28	400,000	410,256
6.000%, 01/14/41	200,000	187,500
5.250%, 03/13/30	600,000	579,336
5.125%, 02/17/28	200,000	195,020
3.250%, 03/23/23	200,000	195,420
		1,965,088

Ukraine — 1.6%
Ukraine Government International Bond
7.750%, 09/01/26	200,000	221,176
7.750%, 09/01/24	200,000	218,370
7.375%, 09/25/32	600,000	642,390
		1,081,936

 The accompanying notes are an integral part of the financial statements.
9

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
United Arab Emirates — 1.6%
Abu Dhabi Government International Bond
3.125%, 10/11/27	$200,000	$224,000
3.125%, 05/03/26	200,000	221,524
Abu Dhabi Government International Bond MTN
3.875%, 04/16/50	200,000	248,096
2.500%, 04/16/25	400,000	426,944
		1,120,564

Uruguay — 1.4%
Uruguay Government International Bond
4.975%, 04/20/55	200,000	271,500
4.375%, 10/27/27	400,000	469,504
4.375%, 01/23/31	200,000	241,502
		982,506

Vietnam — 0.3%
Vietnam Government International Bond
4.800%, 11/19/24	200,000	223,489

TOTAL SOVEREIGN DEBT
(Cost $33,628,857)		35,490,187

CORPORATE OBLIGATIONS — 43.4%
Azerbaijan — 1.1%
Energy — 1.1%
Southern Gas Corridor CJSC
6.875%, 03/24/26	600,000	718,524

Bahrain — 1.6%
Government — 1.6%
CBB International Sukuk Programme SPC
6.250%, 11/14/24 (A)	1,000,000	1,094,668

 The accompanying notes are an integral part of the financial statements.
10

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Brazil — 3.9%
Energy — 1.5%
Petrobras Global Finance BV
8.750%, 05/23/26	$600,000	$781,200
5.093%, 01/15/30	200,000	219,680
		1,000,880
Industrial — 0.6%
Klabin Finance
4.875%, 09/19/27	400,000	440,500

Materials — 1.8%
Braskem America Finance
7.125%, 07/22/41	400,000	457,480
Suzano Austria GmbH
7.000%, 03/16/47	600,000	780,300
		1,237,780
Total Brazil		2,679,160

Chile — 1.3%
Materials — 1.3%
Nacional del Cobre de Chile
3.625%, 08/01/27	800,000	887,568

Colombia — 3.5%
Energy — 1.0%
Ecopetrol
5.875%, 05/28/45	400,000	475,500
5.375%, 06/26/26	200,000	229,900
		705,400
Financials — 2.2%
Banco de Bogota
4.375%, 08/03/27	1,000,000	1,073,700
Grupo Aval
4.375%, 02/04/30	400,000	412,200
		1,485,900

 The accompanying notes are an integral part of the financial statements.
11

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Colombia — continued
Utilities — 0.3%
Grupo Energia Bogota ESP
4.875%, 05/15/30	$200,000	$234,400
Total Colombia		2,425700

India — 4.4%
Energy — 1.6%
BPRL International Singapore Pte MTN
4.375%, 01/18/27	600,000	642,875
Oil India
5.375%, 04/17/24	200,000	220,250
ONGC Videsh
4.625%, 07/15/24	200,000	216,862
		1,079,987
Financials — 2.0%
ICICI Bank MTN
3.800%, 12/14/27	400,000	429,251
Power Finance
4.500%, 06/18/29	200,000	218,443
Power Finance MTN
6.150%, 12/06/28	400,000	478,603
State Bank of India
4.375%, 01/24/24	200,000	216,204
		1,342,501
Utilities — 0.8%
Adani Renewable Energy RJ MTN
4.625%, 10/15/39	575,250	579,565
Total India		3,002,053
Indonesia — 3.4%
Energy — 0.4%
Pertamina Persero MTN
6.450%, 05/30/44	200,000	273,588

 The accompanying notes are an integral part of the financial statements.
12

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Indonesia — continued
Materials — 1.3%
Indonesia Asahan Aluminium Persero
6.530%, 11/15/28	$200,000	$249,206
4.750%, 05/15/25 (A)	600,000	661,500
		910,706
Utilities — 1.7%
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
5.450%, 05/21/28	600,000	720,000
5.250%, 10/24/42	200,000	237,574
4.125%, 05/15/27	200,000	221,200
		1,178,774
Total Indonesia		2,363,068

Jordan — 0.3%
Consumer Staples — 0.3%
Hikma Finance USA
3.250%, 07/09/25	200,000	206,540

Kazakhstan — 1.0%
Energy — 1.0%
KazMunayGas National JSC
5.375%, 04/24/30	200,000	245,214
Tengizchevroil Finance International
3.250%, 08/15/30	400,000	417,006
Total Kazakhstan		662,220

Kuwait — 3.8%
Financials — 1.2%
Kuwait Projects SPC
4.229%, 10/29/26	800,000	804,536

Materials — 2.6%
Equate Petrochemical BV MTN
4.250%, 11/03/26	400,000	436,232

 The accompanying notes are an integral part of the financial statements.
13

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Materials — continued
MEGlobal Canada ULC MTN
5.875%, 05/18/30	$400,000	$486,992
5.000%, 05/18/25 (A)	600,000	665,532
5.000%, 05/18/25	200,000	221,844
		1,810,600
Total Kuwait		2,615,138

Malaysia — 1.1%
Energy — 1.1%
Petronas Capital MTN
4.550%, 04/21/50	200,000	268,988
4.500%, 03/18/45	200,000	268,574
3.500%, 04/21/30	200,000	228,612
Total Malaysia		766,174

Mexico — 6.5%
Communication Services — 0.4%
Grupo Televisa
5.250%, 05/24/49	200,000	247,912

Consumer Staples — 1.0%
Grupo Bimbo
4.700%, 11/10/47	400,000	482,004
Sigma Alimentos
4.125%, 05/02/26	200,000	220,900
		702,904
Diversified — 1.0%
Alfa
5.250%, 03/25/24	600,000	657,006

Energy — 3.2%
Petroleos Mexicanos
7.690%, 01/23/50	400,000	369,040
6.500%, 01/23/29	400,000	389,200
6.490%, 01/23/27	400,000	403,000
6.350%, 02/12/48	800,000	670,000
5.950%, 01/28/31	400,000	372,600
		2,203,840

 The accompanying notes are an integral part of the financial statements.
14

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Mexico — continued
Financials — 0.9%
Banco Inbursa Institucion De Banca Multiple Grupo Financiero Inbursa
4.375%, 04/11/27	$600,000	$643,500
Total Mexico		4,455,162
Morocco — 1.8%
Materials — 1.8%
OCP
6.875%, 04/25/44	800,000	1,022,000
5.625%, 04/25/24	200,000	219,038
Total Morocco		1,241,038

Panama — 1.6%
Financials — 0.6%
Banistmo
4.250%, 07/31/27	400,000	418,456

Industrials — 1.0%
Aeropuerto Internacional de Tocumen
6.000%, 11/18/48	594,615	679,888
Total Panama		1,098,344
Peru — 1.0%
Energy — 0.7%
Petroleos del Peru
5.625%, 06/19/47	400,000	481,004

Industrials — 0.3%
Lima Metro Line 2 Finance
4.350%, 04/05/36	200,000	220,500
Total Peru		701,504

Saudi Arabia — 3.4%
Energy — 1.0%
Saudi Arabian Oil MTN
4.250%, 04/16/39	400,000	465,491
3.500%, 04/16/29	200,000	221,579
		687,070

 The accompanying notes are an integral part of the financial statements.
15

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Saudi Arabia — continued
Materials — 0.3%
SABIC Capital II BV
4.500%, 10/10/28	$200,000	$236,941

Utilities— 2.1%
Acwa Power Management And Investments One
5.950%, 12/15/39	800,000	944,800
Saudi Electricity Global Sukuk 2
5.060%, 04/08/43	400,000	499,904
		1,444,704
Total Saudi Arabia		2,368,715
South Africa — 1.7%
Materials — 1.4%
Fields Orogen Holdings BVI
6.125%, 05/15/29	200,000	239,500
Sasol Financing USA
6.500%, 09/27/28	700,000	724,850
		964,350

Utilities— 0.3%
Eskom Holdings SOC MTN
6.350%, 08/10/28	200,000	217,840
Total South Africa		1,182,190
United Arab Emirates — 2.0%
Consumer Staples — 2.0%
DP World Crescent
3.908%, 05/31/23	200,000	211,492
DP World MTN
6.850%, 07/02/37	500,000	660,625
5.625%, 09/25/48	400,000	487,220
Total United Arab Emirates		1,359,337

TOTAL CORPORATE OBLIGATIONS
(Cost $28,023,098)		29,827,101

 The accompanying notes are an integral part of the financial statements.
16

Schedule of Investments		November 30, 2020
Global X Emerging Markets Bond ETF

	Face Amount	Value
U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Note
0.625%, 08/15/30	$1,000,000	$980,625
0.125%, 05/31/22	800,000	799,906
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,771,201)		1,780,531
TOTAL INVESTMENTS — 97.6%
(Cost $63,423,156)		$67,097,819

Percentages are based on Net Assets of $68,738,503.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On November 30, 2020, the value of these securities amounted to $3,908,414, representing 5.7% of the net assets of the Fund.
(B) Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
MTN – Medium Term Note
As of November 30, 2020, all of the Fund’s investments were considered Level 2, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended November 30, 2020, there were no transfers in or out of Level 3.

 The accompanying notes are an integral part of the financial statements.
17

Statement of Assets and Liabilities
November 30, 2020

Global X Emerging Markets Bond ETF
Assets:
Cost of Investments	$63,423,156
Investments, at Value	$67,097,819
Cash	1,141,769
Interest Receivable	632,159
Receivable for Investment Securities Sold	520,440
Due from Broker	1,311,405
Total Assets	70,703,592
Liabilities:
Payable for Capital Shares Redeemed	1,301,530
Payable for Investment Securities Purchased	642,648
Payable due to Investment Adviser	20,911
Total Liabilities	1,965,089
Net Assets	$68,738,503
Net Assets Consist of:
Paid-in Capital	$64,235,133
Total Distributable Earnings	4,503,370
Net Assets	$68,738,503
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	2,500,000
Net Asset Value, Offering and Redemption Price Per Share	$27.50

 The accompanying notes are an integral part of the financial statements.
18

Statement of Operations
For the year ended November 30, 2020

Global X Emerging Markets Bond ETF(1)
Investment Income:
Interest Income	$1,224,721
Less: Foreign Taxes Withheld	(6,230)
Total Investment Income	1,218,491
Supervision and Administration Fees(2)	115,521
Total Expenses	115,521
Net Investment Income	1,102,970
Net Realized Gain on:
Investments(3)	822,777
Net Realized Gain on Investments	822,777
Net Change in Unrealized Appreciation on:
Investments	3,674,663
Net Change in Unrealized Appreciation on Investments	3,674,663
Net Realized and Unrealized Gain on Investments	4,497,440
Net Increase in Net Assets Resulting from Operations	$5,600,410

(1)	The Fund commenced operations on June 1, 2020.
(2)	The Supervision and Administration fees include fees paid by the Fund for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

 The accompanying notes are an integral part of the financial statements.
19

Statement of Changes in Net Assets

Global X Emerging Markets Bond ETF
Period Ended November 30, 2020(1)
Operations:
Net Investment Income	$1,102,970
Net Realized Gain on Investments (2)	822,777
Net Change in Unrealized Appreciation on Investments	3,674,663
Net Increase in Net Assets Resulting from Operations	5,600,410
Distributions	(1,097,040)
Capital Share Transactions:
Issued	64,235,133
Increase in Net Assets from Capital Share Transactions	64,235,133
Total Increase in Net Assets	68,738,503
Net Assets:
Beginning of Period	—
End of Period	$68,738,503
Share Transactions:
Issued	2,500,000
Net Increase in Shares Outstanding from Share Transactions	2,500,000

(1)	The Fund commenced operations on June 1, 2020.
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

 The accompanying notes are an integral part of the financial statements.
20

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period
	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)
Global X Emerging Markets Bond ETF
2020(1)	25.00	0.49	2.47	2.96	(0.46)

 The accompanying notes are an integral part of the financial statements.
21

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover (%)††

(0.46)	27.50	11.91	68,739	0.39	†	3.72	†	38.12

(1)	The Fund commenced operations on June 1, 2020.
*	Per share data calculated using average shares method.
**
Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

 The accompanying notes are an integral part of the financial statements.
22

Notes to Financial Statements
November 30, 2020

1. ORGANIZATION
The Global X Funds (the “Trust”) is a Delaware statutory trust formed on March 6, 2008. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of November 30, 2020, the Trust had eighty-seven portfolios, seventy-eight of which were operational. The financial statements herein and the related notes pertain to the Global X Emerging Markets Bond ETF (the “Fund”). The Fund has elected non-diversified status.
The Fund commenced operations on June 1, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund.
USE OF ESTIMATES – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could materially differ from those estimates.
SECURITY VALUATION – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used).
For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less will be valued at amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are

23

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Global X Management Company LLC, the Fund’s investment adviser (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee. As of November 30, 2020, there were no securities priced using the Fair Value Procedures.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

24

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost); and
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments and fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the period ended November 30, 2020, there have been no significant changes to the Fund’s fair valuation methodology.
FEDERAL INCOME TAXES – It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements except as described below.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax positions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), and on-going analysis of and changes to tax laws and regulations, and interpretations thereof. Any foreign tax filings that have not been made, will be filed within the prescribed period.
As of and during the period ended November 30, 2020, the Fund did not have a liability for any unrecognized tax benefits as income tax expense on the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

25

Notes to Financial Statements (continued)
November 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
SECURITY TRANSACTIONS AND INVESTMENT INCOME – Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date. Amortization of premiums and accretion of discounts is included in interest income.
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – The Fund distributes its net investment income on a pro rata basis. Any net investment income and net realized capital gains are distributed at least annually. All distributions are recorded on the ex-dividend date.
CREATION UNITS –The Fund issues and redeems its shares (“Shares”) on a continuous basis at net asset value (“NAV”) and only in large blocks of 100,000 Shares, referred to as “Creation Units”. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.
An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee per transaction to Brown Brothers Harriman & Co. (“BBH”), the Fund’s custodian (“custodian”), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, an additional variable fee may be charged. The following table discloses the Creation Unit breakdown:
	Creation Unit Shares	Creation Fee	Value at November 30, 2020	Redemption Fee
Global X Emerging Markets Bond ETF	100,000	$500	$2,750,000	$500

CASH OVERDRAFT CHARGES – Per the terms of the agreement with BBH, if the Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%. Cash overdraft charges are included in custodian fees on the Statements of Operations.
3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS
On July 2, 2018, the Adviser consummated a transaction pursuant to which it became an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”). In this manner, the Adviser is ultimately controlled by Mirae, which is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group.

26

Notes to Financial Statements (continued)
November 30, 2020

3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS (continued)
The Adviser serves as the investment adviser and the administrator for the Fund. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters and provides or causes to be furnished all supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment advisory services (provided pursuant to a separate investment advisory agreement), under what is essentially an “all-in” fee structure. For the Adviser’s services to the Fund, under the supervision and administration agreement, the Fund pays a monthly fee to the Adviser at the annual rate (stated as a percentage of the average daily net assets of the Fund) (“Supervision and Administration Fee”). In addition, the Fund bears other expenses that are not covered by the supervision and administration agreement, which may vary and affect the total expense ratios of the Fund, such as taxes, brokerage fees, commissions, acquired fund fees, other transaction expenses, interest expenses and extraordinary expenses (such as litigation and indemnification expenses).
The following table discloses the rate of supervision and administration fees paid by the Fund pursuant to the supervision and administration agreement:
Supervision and Administration Fee
Global X Emerging Markets Bond ETF	0.39%

The Adviser has entered into a sub-advisory agreement with Mirae Asset Global Investments (USA) LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Adviser pays the Sub-Adviser for management and operational services it provides to the Fund. The Sub-Adviser, subject to the supervision and oversight of the Trust’s Board of Trustees and the Adviser, is responsible for the management of the Fund, and has discretion to buy or sell securities in accordance with the Fund’s investment objective. The Adviser may from time to time share certain of its profits with, or allocate other resources to, the Sub-Adviser. Any such payments by the Adviser to the Sub-Adviser will be from the Adviser’s own resources.
The Adviser pays the Sub-Adviser a fee (“Sub-Adviser Management Fee”) in return for providing management and operational services to the Fund. The Adviser will pay a monthly Sub-Adviser Management Fee to the Sub-Adviser at the annual rate set forth below:
•	0.14% on assets for any day that total assets are greater than or equal to $50 million.
•	0.00% on assets for any day that total assets are less than $50 million.

27

Notes to Financial Statements (continued)
November 30, 2020

3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS (continued)
SEI Investments Global Funds Services (“SEIGFS”) serves as sub-administrator to the Fund. As sub-administrator, SEIGFS provides the Fund with required general administrative services, including, without limitation: office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and assistance with the preparation and filing of reports, registration statements, proxy statements and other materials required to be filed or furnished by the Fund under federal and state securities laws. As for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s underwriter and distributor of Creation Units pursuant to a distribution agreement.  SIDCO has no obligation to sell any specific quantity of Fund Shares. SIDCO bears the following costs and expenses relating to the distribution of Shares: (1) the costs of processing and maintaining records of creations of Creation Units; (2) all costs of maintaining the records required of a registered broker/dealer; (3) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (4) filing fees; and (5) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. SIDCO receives no fee from the Fund for its distribution services under the distribution agreement; rather, the Adviser compensates SIDCO for certain expenses, out-of-pocket costs, and transaction fees.
BBH serves as custodian and transfer agent of the Fund’s assets. As custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of the Fund, (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties, and (4) make periodic reports to the Fund concerning the Fund’s operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As transfer agent, BBH has agreed to (1) issue and  redeem Shares of the Fund, (2) make dividend and other distributions to shareholders of the Fund, (3) respond to correspondence by shareholders and others relating to its duties, (4) maintain shareholder accounts, and (5) make periodic reports to the Fund. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
4. INVESTMENT TRANSACTIONS
For the period ended November 30, 2020, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government, and short-term securities, were:
2020	Purchases	Sales and Maturities
Global X Emerging Markets Bond ETF	$25,493,353	$23,181,951

28

Notes to Financial Statements (continued)
November 30, 2020

4. INVESTMENT TRANSACTIONS (continued)
For the period ended November 30, 2020, in-kind transactions associated with creations and redemptions were, respectively:
2020	Purchases	Sales and Maturities	Realized Gain
Global X Emerging Markets Bond ETF	$58,670,918	$–	$–

For the period ended November 30, 2020, the Global X Emerging Markets Bond ETF had purchases and sales of long-term U.S. Government securities of $2,344,574 and $583,164 respectively.
5. TAX INFORMATION
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid in capital, as appropriate, in the period that the differences arise.
The tax character of dividends and distributions declared during the period ended November 30, 2020 was as follows:
Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Global X Emerging Markets Bond ETF
2020	$1,097,040	$–	$–	$1,097,040

29

Notes to Financial Statements (continued)
November 30, 2020

5. TAX INFORMATION (continued)
As of November 30, 2020, the components of tax basis distributable earnings (accumulated losses) were as follows:
Global X Funds
Global X Emerging Markets Bond ETF
Undistributed Ordinary Income	$830,660
Unrealized Appreciation on Investments and Foreign Currency	3,672,710
Total Distributable Earnings	$4,503,370

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at November 30, 2020 was as follows:
Global X Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
Global X Emerging Markets Bond ETF	$63,425,109	$3,775,233	$(102,523)	$3,672,710

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.
6. CONCENTRATION OF RISKS
The Fund invests in securities of foreign issuers in several countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
The securities markets of emerging market countries are less liquid and subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets.
In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such

30

Notes to Financial Statements (continued)
November 30, 2020

6. CONCENTRATION OF RISKS (continued)
countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations or issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging market country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers.
Substantially less information may be publicly available about emerging market country issuers than is available about issuers in the United States.  There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal remedies.
The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income, gains earned or gains repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
The London Interbank Offered Rate, or “LIBOR,” the offered rate for short-term Eurodollar deposits between major international banks, is used extensively in the United States and globally as a reference rate in various financing and commercial transactions. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the financial markets generally, transactions that use LIBOR as a reference rate and financial institutions that engage in such transactions, including issuers of securities in which a Fund may invest. As such, the potential effect of a transition away from LIBOR on a Fund’s investments cannot yet be determined.
Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls (i.e., government measures designed to limit the flow of foreign capital in and out of the domestic economy) and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund, and cause a Fund to decline in value.
7. LOANS OF PORTFOLIO SECURITIES
A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

31

Notes to Financial Statements (continued)
November 30, 2020

7. LOANS OF PORTFOLIO SECURITIES (continued)
The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Security loans made pursuant to a securities lending agreement are initially required to be secured by collateral equal to at least 102% for U.S.-based securities and 105% for foreign based securities. Such collateral received in connection with these loans will be cash and can be invested in repurchase agreements or U.S. Treasury obligations and is recognized in the Schedule of Investments and Statement of Assets and Liabilities. The obligation to return securities lending collateral is also recognized as a liability in the Statement of Assets and Liabilities.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.
Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. As of November 30, 2020, the Fund had no securities on loan.
8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior gains or losses pursuant to these contracts.
Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
Pursuant to the Trust’s organizational documents, the Trustees of the Trust and the Trust’s officers are indemnified against certain liabilities that may arise out of the performance of their duties.
9. SUBSEQUENT EVENTS
The Fund has been evaluated regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional adjustments were required to the financial statements.

32

Notes to Financial Statements (concluded)
November 30, 2020

10. OTHER MATTER
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty  regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact Fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Global X Emerging Markets Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global X Emerging Markets Bond ETF (one of the funds constituting the Global X Funds, referred to hereafter as the “Fund”) as of November 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 1, 2020 (commencement of operations) through November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations, changes in its net assets, and the financial highlights for the period June 1, 2020 (commencement of operations) through November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 27, 2021
We have served as the auditor of one or more investment companies in the Global X Funds since 2016.

34

Disclosure of Fund Expenses (Unaudited)

All exchange traded funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for any brokerage fees as a result of his or her investment in the Fund, which is not reflected in the table below.
Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire period (June 1, 2020 to November 30, 2020).
The table below illustrates your Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

35

Disclosure of Fund Expenses (Unaudited)

	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Annualized Expense Ratios	Expenses Paid During Period(1)
Global X Emerging Markets Bond ETF*
Actual Fund Return	$1,000.00	$1,118.70	0.39%	$2.05	(2)
Hypothetical 5% Return	1,000.00	1,023.05	0.39	1.97

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period from inception to date).
*	The Fund commenced operations on June 1, 2020.

36

Approval of Investment Advisory Agreement and sub-advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), requires that the board of trustees of an exchange-traded fund (“ETF”), including a majority of those trustees who are not “interested persons” of the ETF, as defined in the 1940 Act (“Independent Trustees”), consider on an initial basis and periodically thereafter (as required by the 1940 Act), at an in person meeting called for such purpose, the terms of each ETF’s investment advisory agreement and whether to approve entering into, or renewing, each agreement.
At a Board meeting of the Global X Funds (the “Trust”) held in person on February 18, 2020 (the “New Fund Board Meeting”), the Board of Trustees (the “Board”) (including the Trust’s Independent Trustees, voting separately) considered and unanimously approved (i) the initial Investment Advisory Agreement (the “New Investment Advisory Agreement”) for the Global X Emerging Markets Bond ETF (the “New Fund”) (ii) the initial Supervision and Administration Agreement between the Trust (the “New Supervision and Administration Agreement”), on behalf of the New Fund, and Global X Management Company LLC (“Global X Management”); and (iii) the Sub-Advisory Agreement between Global X Management on behalf of the New Fund and Mirae Asset Global Investments (USA) LLC (the “Sub-Adviser”) (the “New Sub-Advisory Agreement”). The New Advisory Agreement and the New Supervision and Administration Agreement are referred to collectively as the “New Fund Agreements.”
In advance of the Board meeting, the Board (including the Trust’s Independent Trustees) and the Independent Trustees’ independent legal counsel requested (in writing) detailed information from Global X Management and the Sub-Adviser in connection with the Board’s consideration of the New Fund Agreements and received and reviewed written responses from Global X Management and the Sub-Adviser as well as supporting materials relating to those requests for information. In the course of their consideration of the New Fund Agreements, the Trust’s Independent Trustees were advised by their independent legal counsel and, in addition to meetings with management of Global X Management, the Independent Trustees met separately in executive sessions with their counsel.
NEW FUND AGREEMENTS
In determining to approve the New Fund Agreements for the New Fund, the Board considered a variety of factors, including the factors discussed in greater detail below.
Nature, Extent and Quality of Services
With respect to this factor, the Board considered:
• the terms of the New Fund Agreements and the range of services proposed to be provided to the New Fund in accordance with the New Fund Agreements;

37

Approval of Investment Advisory Agreement and sub-advisory Agreement (Unaudited)

• the key personnel and the portfolio managers of each of Global X Management and the Sub-Adviser who would provide investment advisory, supervision and administrative services to the New Fund;
• Global X Management’s responsibilities under the New Fund Agreements to, among other things, (i) manage the investment operations of the New Fund and the composition of the New Fund’s assets, including the purchase, retention and disposition of its holdings, (ii) provide quarterly reports to the Trust’s officers and the Board and other reports as the Board deems necessary or appropriate, (iii) vote proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by the New Fund, (iv) select broker-dealers to execute portfolio transactions for the New Fund when necessary, (v) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of the New Fund, and the periodic updating of the registration statements, prospectuses, statements of additional information, and other reports and documents for the New Fund that are required to be filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) and other regulatory or governmental bodies, and (vi) monitor anticipated purchases and redemptions of the shares (including Creation Units) of the New Fund by shareholders and new investors;
• the nature, extent and quality of all of the services (including advisory, administrative and compliance services) that are proposed to be provided by Global X Management or made available to the New Fund; and
• the quality of Global X Management’s resources and personnel that would be made available to the New Fund, including Global X Management’s experience and the professional qualifications of Global X Management’s key personnel.
Based on these considerations, the Board concluded, at the New Fund Board Meeting, that it was satisfied with the nature, extent and quality of the services proposed to be provided to the New Fund by Global X Management.
Performance
The Board determined that, because the New Fund had not yet begun investment operations as of the dates of the New Fund Board Meeting, meaningful data relating to the investment performance of the New Fund was not available and, therefore, could not be a factor in approving the New Fund Agreements.
Cost of Services and Profitability
With respect to this factor, the Board considered:
• Global X Management’s expected costs to provide investment management, supervision and administrative and related services to the New Fund;

38

Approval of Investment Advisory Agreement and sub-advisory Agreement (Unaudited)

• The management fee (including the proposed investment advisory fee) (“Management Fee”) that was proposed to be borne by the New Fund under the respective New Fund Agreement for the various investment advisory, supervisory and administrative services that the New Fund requires under a unitary fee structure (including the types of fees and expenses that are not included within the unitary fee and would be borne by the New Fund); and
• the expected profitability to Global X Management, if any, from all of the services proposed to be provided to the New Fund by Global X Management and all aspects of the relationship between Global X Management and the New Fund.
Based on these considerations, the Board concluded that the proposed Management Fee to be paid by the New Fund to Global X Management, in light of the nature, extent and quality of the services to be provided, was reasonable and in the best interests of the New Fund’s shareholders.
Comparison of Fees and Services
With respect to this factor, the Board considered:
• comparative information with respect to the proposed Management Fee to be paid to Global X Management by the New Fund. In connection with this consideration, Global X Management provided the Board with comparative expense data for the New Fund, including fees and expenses paid by unaffiliated similar specialized and/or focused ETFs, and/or other similar registered funds.  The Board considered Global X Management’s detailed explanation of the proposed fee structure of the New Fund that was above the average or median for the New Fund’s peer group;
• the structure of the proposed unitary Management Fee (which includes as one component the proposed investment advisory fee for the New Fund) and the expected total expense ratio for the New Fund. In this regard, the Board took into consideration that the purpose of adopting a unitary Management Fee structure for the New Fund was to create a simple, all-inclusive fee that would provide a level of predictability with respect to the overall expense ratio (i.e., the total fees) of the New Fund and that the proposed Management Fee for the New Fund was set at a competitive level to make the New Fund viable in the marketplace; and
• that, under the proposed unified Management Fee structure, Global X Management would be responsible for most ordinary expenses of the New Fund, including the costs of various third-party services required by the New Fund, including investment advisory, sub-advisory, administrative, audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, but that the New Fund would bear other expenses not covered under the proposed all-inclusive Management Fee, such as taxes, brokerage fees, commissions, and other transaction expenses, interest expenses, and extraordinary expenses.

39

Approval of Investment Advisory Agreement and sub-advisory Agreement (Unaudited)

Based on these considerations, the Board concluded, at the New Fund Board Meeting, that the services to be received and the fees to be charged under the applicable New Fund Agreements were reasonable on a comparative basis.
Economies of Scale
With respect to this factor, the Board considered:
• the extent to which economies of scale would be realized as the New Fund grows and whether the proposed unitary Management Fee for the New Fund reflected these economies of scale, including that the sub-advisory fee to be paid to the Sub-Adviser by Global X Management became payable once New Fund assets reached $50 million;
• the significant investment of time, personnel and other resources that Global X Management intends to make in the New Fund in order to seek to assure that the New Fund is attractive to investors; and
• that the proposed unitary Management Fee would provide a high level of certainty as to the total level of expenses for the New Fund and its shareholders.
Based on these considerations, the Board concluded, at the New Fund Board Meeting, that the proposed unitary Management Fee for the New Fund appropriately addressed economies of scale.
Other Benefits
In considering each New Fund Agreement, in addition to the factors discussed above, the Board considered other benefits that may be realized by Global X Management as a result of its relationships with the New Fund. As a result, the Board concluded that, in the case of the New Fund, in the exercise of the Board’s business judgement, all information the Board considered supported approval of the New Fund Agreement.
NEW SUB-ADVISORY AGREEMENT
In determining to approve the New Sub-Advisory Agreement for the New Fund, the Board considered a variety of factors, including the factors discussed in greater detail below.
Nature, Extent, and Quality of Services
With respect to this factor, the Board considered:
• the terms of the New Sub-Advisory Agreement and the range of services that are to be provided to the New Fund by the Sub-Adviser in accordance with the New Sub-Advisory Agreement;

40

Approval of Investment Advisory Agreement and sub-advisory Agreement (Unaudited)

• the Sub-Adviser’s key personnel and the co-portfolio managers who would provide investment advisory services to the New Fund;
• the Sub-Adviser’s responsibilities under the New Sub-Advisory Agreement, among other things, to: (i) invest and reinvest the assets of the New Fund, (ii) provide the Trust, Global X Management, and their respective officers and Trustees with such periodic reports concerning the obligations the Sub-Adviser has assumed under the New Sub-Advisory Agreement as the Trust, the Board, and Global X Management may from time to time reasonably request, (iii) review all proxy solicitation materials and vote (or abstain from voting) and handle all proxies solicited by or with respect to the issuers of securities in which the assets of the New Fund may be invested in compliance with the proxy voting procedures of the Trust then in effect, (iv) select broker and dealers to execute portfolio transactions for the New Fund and select the markets on or in which the transactions will be executed, and (v) assist Global X Management and the New Fund by providing certain operational services to the New Fund including, without limitation, the following: (A) the preparation of tax returns; (B) the preparation and submission of reports to existing shareholders; (C) the periodic updating of the prospectus and statement of additional information for the New Fund; and (D) the preparation of reports to be filed with the SEC and other regulatory authorities;
• the nature, extent and quality of the services (including advisory and compliance services) to be provided by the Sub-Adviser or made available to the New Fund, and the adequacy of the Sub-Adviser’s personnel and resources that would be made available to the New Fund; and
• the Sub-Adviser’s experience and the professional qualifications of the Sub-Adviser’s key personnel.
Performance
The Board noted that the New Fund was non-operational and, consequently, no performance data was available for the New Fund. However, the Board took account of the fact that the Sub-Adviser has managed other funds with investment strategies similar to the investment strategies that would be utilized for the New Fund.
Cost of Services and Profitability
The Board considered the Sub-Adviser’s anticipated cost to provide investment management services to the New Fund. In this regard, the Board considered the sub-advisory fee to be paid to the Sub-Adviser (from the Management Fee to be borne by the New Fund under the New Fund Agreement) for the various investment advisory services that the New Fund requires.

41

Approval of Investment Advisory Agreement and sub-advisory Agreement (Unaudited)

In addition, the Board considered the expected profitability to the Sub-Adviser from the services to be provided to the New Fund by the Sub-Adviser and all aspects of the Sub-Adviser’s relationship with the New Fund. The Board considered that the Sub-Adviser represented that its sub-advisory fee will appropriately compensate the Sub-Adviser for the services (the implementation of the investment strategy and managing the New Fund’s investment portfolio) that it will provide to the New Fund. The Trustees noted that the Sub-Adviser indicated that it expected earnings from its relationship with the New Fund to be accretive to its profitability.
To assist the Trustees in these considerations, the Sub-Adviser provided the Board with financial information regarding the services to be provided to the New Fund and discussed with the Board its expected profitability with respect to the New Fund.
Comparison of Fees and Services
With respect to this factor, the Board considered:
• comparative information with respect to the sub-advisory fee to be paid to the Sub-Adviser by Global X Management (from the Management Fee paid to the Adviser by the New Fund) on New Fund assets above $50 million. To assist the Trustees in these considerations, the Sub-Adviser provided the Board with comparative expense data for the New Fund, including management fees paid by unaffiliated comparable specialized and/or focused ETFs and/or other comparable investment funds; and
• the proposed structure of the sub-advisory fee and the proposed total expense ratio for the New Fund.
Economies of Scale
With respect to this factor, the Board considered:
• the extent to which economies of scale would be realized as the New Fund grows and whether the sub-advisory fee for the New Fund reflected these economies of scale, and noted that the Sub-Adviser represented that it does not expect to experience any economies of scale by providing sub-advisory services to the New Fund, based on the anticipated size of the New Fund during at least the New Fund’s first few years; and
• the significant investment of time, personnel and other resources that the Sub-Adviser has made and intends to continue to make in the New Fund to seek to assure that the New Fund is attractive to investors.

42

Approval of Investment Advisory Agreement and sub-advisory Agreement (Unaudited)

Other Benefits
In considering the New Sub-Advisory Agreement, in addition to the categories above, the Board considered other benefits realized by the Sub-Adviser because of its relationship with the New Fund.
Conclusion
After full consideration of the factors above, as well as other factors that were instructive in its consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the New Fund Agreements and the New Sub-Advisory Agreement were fair and reasonable and in the best interest of the New Fund.
In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.

43

Supplemental Information (Unaudited)

NAV is the price per Share at which a Fund issues and redeems Shares.  It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.  The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings.  The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated.  A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.
Further information regarding premiums and discounts is available on the Fund’s website at www.globalxetfs.com.

44

Trustees and Officers of the Trust (unaudited)

Set forth below are the names, addresses, year of birth, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of funds in fund complex overseen by the Trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust.
Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees[1]
Charles A. Baker 605 Third Avenue, 43rd Floor New York, NY 10158 (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012).	78[2]	Trustee of OSI ETF Trust (since 2016).
Susan M. Ciccarone 605 Third Avenue, 43rd Floor New York, NY 10158 (1973)	Trustee (since 9/30/2019)	Partner, Further Global Capital Management (private equity) (since 2017); formerly Chief Operating Officer (2014-2016) and Chief Financial Officer (2012-2016), Emerging Global Advisors, LLC (ETF issuer).	78[2]	Chairman, Payment Alliance International, Inc. (since 2019); Director, Casa Holdco LP, parent of Celink (since 2018).
Clifford J. Weber 605 Third Avenue, 43rd Floor New York, NY 10158 (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	78[2]
Chairman (since 2017) and Trustee (since 2015) of Clough Funds Trust; Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Chairman and Trustee of Elevation ETF Trust (2016-2018); Trustee of Clough Global Equity Fund (since 2017); Trustee of Clough Global Dividend and Income Fund (since 2017); and Trustee of Clough Global Opportunities Fund (since 2017).

45

Trustees and Officers of the Trust (unaudited)

The Trust’s SAI includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-493-8631. The following chart lists Trustees and Officers as of November 30, 2020:
Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee / Officers[1]
Luis Berruga 605 Third Avenue, 43rd Floor New York, NY 10158 (1977)	Trustee (since 07/2018); President (since 2018)	Chief Executive Officer, GXMC (since 07/2018), Chief Financial Officer (since 2/2014) and Chief Operating Officer (9/2015 - 7/2018); Investment Banker, Jefferies (2012-2014).	78[2]	None.
Chang Kim 605 Third Avenue, 43rd Floor New York, NY 10158 (1984)	Chief Operating Officer; Treasurer, Principal Accounting Officer; and Chief Financial Officer (since 7/2018)	Chief Operating Officer, GXMC (since 7/2018), Head of Portfolio Management & Portfolio Administration (1/2017-7/2018); and Portfolio Manager (since 9/2009).	N/A	None.
Matt Snyder[3] One Freedom Valley Drive Oaks, PA 19456 (1984)	Assistant Treasurer (since 11/2020)
Director of Fund Accounting, SEI Investments (since 9/2019); Assistant Vice President, State Street Bank and Trust (10/2006-7/2016 and 5/2017-8/2019); and JPMorgan (Corporate & Investment Bank) (8/2016-4/2017)
			N/A	None.
Susan Lively 605 Third Avenue, 43rd Floor New York, NY 10158 (1981)	Secretary (since 9/2020)	General Counsel, GXMC (since 9/2020); Senior Corporate Counsel at Franklin Templeton (previously, Managing Director and Associate General Counsel at Legg Mason & Co., LLC) (2014-2020).	N/A	None.
Eric Griffith[3] One Freedom Valley Drive Oaks, PA 19456 (1969)	Assistant Secretary (since 2/2020)	Counsel, SEI Investments (since 10/2019); Vice President and Assistant General Counsel, JPMorgan Chase & Co. (2012-2018).	N/A	None.

46

Trustees and Officers of the Trust (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee / Officers[1]
Joe Costello 605 Third Avenue, 43rd Floor New York, NY 10158 (1974)	Chief Compliance Officer (since 9/2016)	Chief Compliance Officer, FlexShares Funds (2011-2015); Vice President, Northern Trust Investments (2003 - 2015).	N/A	None.

[1]	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
[2]	As of November 30, 2020, the Trust had eighty-seven investment portfolios, seventy-eight of which were operational.
[3]	These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

47

Notice to Shareholders (unaudited)

For shareholders that do not have a November 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2020, the Fund has designated the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)
0.00%	0.00%	100.00%	100.00%	0.0%

Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit
0.0%	0.11%	59.74%	0.00%	0.00%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)
‘‘U.S. Government Interest’’ represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Interest Related Dividends” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempt from U.S. withholding tax when paid to foreign investors.

(5)
The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

48

605 Third Avenue, 43rd Floor
New York, NY 10158
 1-888-493-8631
www.globalxetfs.com

Investment Adviser and Administrator:
Global X Management Company LLC
605 Third Avenue, 43rd Floor
New York, NY 10158

Sub-Adviser:
Mirae Asset Global Investments (USA) LLC
625 Madison Avenue, 3rd Floor
New York, NY 10022

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Sub-Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Counsel for Global X Funds and the Independent Trustees:
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W.
Suite 700
Washington, DC 20006

Custodian and Transfer Agent:
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm:
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

GLX-AR-009-0100

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts are Charles A. Baker and Susan M. Ciccarone and each is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.Principal Accountant Fees and Services.

Fees billed by Pricewaterhouse Coopers LLP (“PwC”) relate to the registrant.

PWC billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$1,056,304	$0	$0	$912,763	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$342,942	$0	$0	$285,396	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $342,942 and $285,396, respectively.

(h) During the past fiscal year, all non-audit services provided by registrant’s principal accountant to either registrant’s investment adviser or to any entity controlling, controlled by, or under common control with registrant’s investment adviser that provides ongoing services to registrant were pre-approved by the audit committee of registrant’s Board of Trustees.  Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Charles A. Baker, Susan M. Ciccarone and Clifford J. Weber.

Item 6. Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report.  In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
Global X Funds

By (Signature and Title)
/s/ Luis Berruga
Luis Berruga
President

Date:  February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Luis Berruga
Luis Berruga
President

Date:  February 5, 2021

By (Signature and Title)
/s/ John Belanger
John Belanger
Chief Financial Officer

Date:  February 5, 2021